UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55

East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock Funds II

➢	BlackRock Dynamic High Income Portfolio
➢	BlackRock Multi-Asset Income Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	BlackRock Dynamic High Income Portfolio

Investment Objective

BlackRock Dynamic High Income Portfolio’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund underperformed its custom benchmark, a blend of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund seeks to earn a high level of current income by tactically managing a diversified portfolio of non-traditional sources of yield. The Fund’s performance is reviewed on an absolute basis due to the outcome-oriented nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within a risk-controlled framework, seeking to maintain competitive yield with a risk profile in line with or below that of the 70/30 risk benchmark.

While the Fund maintained a relatively low profile with respect to overall duration (and corresponding interest rate sensitivity), futures used to access the long end of the U.S. Treasury yield curve in early 2018 detracted from performance as interest rates moved higher. Additionally, exposure to preferred stocks detracted, with weakness driven by European bank positions. Finally, emerging market debt exposure detracted as well.

Exposures to equity covered calls (equity-linked notes) and global equities were the leading positive contributors to the Fund’s performance as risk assets moved higher over the period supported by improving growth, stronger corporate earnings and strengthening inflation trends. Other notable contributors to performance included floating rate loans and collateralized loan obligations (“CLOs”), structured credit including non-agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), and emerging market equities.

The Fund uses derivatives as part of its investment strategy to efficiently manage its exposures. During the period, positions in U.S. equity and international equity futures, including a small but impactful long Japanese equity position, contributed to performance. Exposure to equity-linked notes contributed to both income and overall return for the period. As noted, U.S. Treasury bond futures used to manage interest rate risk in the portfolio were a drag on performance. The Fund managed positions to reduce exposure to the euro and Japanese yen that did not have a material impact on performance.

Describe recent portfolio activity.

Over the 12-month period, the Fund increased its exposure to fixed income while maintaining relatively stable equity risk exposure. More specifically, the Fund increased exposure to high yield corporate debt based on relatively attractive yields, significant market support for the asset class and relatively attractive valuations in certain segments. The Fund reduced its exposure to preferred stocks after a period of strong outperformance. Within equities, the most notable shift was increased exposure to equity covered calls for most of the period based on attractive yield opportunities and upside return potential. This allocation was reduced late in the period in favor of cash to mitigate potential downside during earnings season, resulting in a somewhat elevated cash position, which did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund was allocated across a number of diverse asset classes at period end, including CLOs, high yield bonds, preferred securities, non-agency MBS and CMBS, emerging market debt, global real estate, investment grade corporate bonds and global equities. The Fund also held euro, rupiah and rand currency positions, along with equity and U.S. Treasury futures to manage exposure to equity markets and interest rates, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Dynamic High Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”).

(d)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (70%) and Bloomberg Barclays U.S. Aggregate Bond Index (30%).
(e)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(f)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended July 31, 2018

				Average Annual Total Returns (a)
				1 Year		Since Inception (b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.89%	5.60%	(1.11)%	6.26%	N/A	5.99%	N/A
Investor A	5.34	5.04	(1.23)	5.99	0.43%	5.72	4.21%
Investor C	4.89	4.61	(1.60)	5.21	4.22	4.92	4.92
Class K	5.94	5.64	(0.98)	6.42	N/A	6.05	N/A
70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(1.24)	8.01	N/A	6.60	N/A
MSCI World Index	—	—	(1.63)	11.88	N/A	8.63	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(0.45)	(0.80)	N/A	1.59	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on November 3, 2014.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of July 31, 2018	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund underperformed its custom benchmark, a blend of 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The following discussion relates to absolute performance due to the nature of the Fund’s strategy. The Fund employs an unconstrained strategy (i.e., one with the flexibility to invest across all asset classes) that is managed within a risk-controlled framework and seeks to maintain a competitive yield with a risk profile less than or equal to the 50/50 benchmark. The Fund may use derivatives to manage the portfolio’s positioning and to provide an element of protection during periods of market distress.

The Fund’s allocation to investment-grade bonds was the top detractor from performance. The category tends to have above-average interest rate sensitivity, which was a headwind at a time in which the Fed was raising rates. The Fund’s use of U.S. Treasury futures to manage interest rate risk detracted modestly, as well. Emerging market debt, which came under pressure from a strengthening U.S. dollar and rising geopolitical tensions, also detracted from results. A position in preferred stocks was a further detractor, led by weakness in European banks.

Equity covered calls were the top contributor to performance, as the Fund monetized increased market volatility by selling call options at higher premiums. Real estate exposure — including non-agency mortgage-backed securities (“MBS”), commercial MBS and real estate investment trusts (“REITs”) — was another meaningful contributor. Floating rate bank loans and collateralized loan obligations (“CLOs”), both of which were boosted by concerns about rising interest rates, also aided results. Allocations to international developed and emerging market dividend stocks helped performance, as did a small long position in Japanese equities. U.S. high yield bonds and master limited partnerships (“MLPs”) also contributed, as robust domestic economic data led to strength in the credit markets and energy-related securities. Finally, derivatives strategies designed to reduce exposure to the euro and yen added value given that both currencies declined versus the U.S. dollar.

Describe recent portfolio activity.

The Fund modestly increased its weighting in equities, and it reduced its allocation to bonds in favor of cash toward the end of the period. The investment adviser’s decision to increase the Fund’s allocation to equity covered calls, which it believed were a source of attractive yield opportunities and upside return potential, was the most notable shift within equities. In fixed income, the Fund decreased its position in investment-grade bonds and MBS while adding to bank loans and CLOs. The Fund raised its weighting in cash, as the opportunity cost had become much lower due to higher yields. Later in the period, the Fund further increased its allocation to cash by reducing its position in covered calls, a move that was designed to mitigate potential downside during earnings season. Over the period, cash equivalents had a positive impact on Fund performance.

Describe portfolio positioning at period end.

The Fund was comprised of diverse allocations to a number of income-producing asset classes, including high yield bonds, global dividend stocks, mortgage-backed securities, floating-rate loans, preferred stocks, investment-grade debt, emerging market bonds, MLPs, global REITs, agency/government bonds and strategies designed to manage risk. The portfolio’s duration (interest-rate sensitivity) stood at 2.16 years at the end of July.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Multi-Asset Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Bloomberg Barclays U.S. Aggregate Bond Index (50%).
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(e)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended July 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.98%	4.85%	(0.78)%	2.75%	N/A	4.89%	N/A	6.09%	N/A
Investor A	4.48	4.37	(0.91)	2.59	(2.80)%	4.63	3.51%	5.82	5.25%
Investor C	3.98	3.87	(1.28)	1.83	0.85	3.85	3.85	5.03	5.03
Class K	5.03	4.92	(0.75)	2.90	N/A	4.91	N/A	6.09	N/A
50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(1.00)	5.47	N/A	5.95	N/A	5.62	N/A
MSCI World Index	—	—	(1.63)	11.88	N/A	9.49	N/A	6.85	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(0.45)	(0.80)	N/A	2.25	N/A	3.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also gain exposure to such equity securities and fixed income securities by investing in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated ETFs. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Portfolio Information  as of July 31, 2018

BlackRock Dynamic High Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
BlackRock Allocation Target Shares, Series A	8.7%
iShares iBoxx $ High Yield Corporate Bond ETF	8.6
BlackRock Floating Rate Income Portfolio, Class K	6.9
iShares 0-5 Year High Yield Corporate Bond ETF	4.7
Societe Generale SA	0.9
Republic of Indonesia	0.9
Credit Suisse Group AG	0.8
Citigroup, Inc.	0.8
JPMorgan Chase & Co.	0.8
HSBC Holdings plc	0.8

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Investment Companies	29%
Equity-Linked Notes	21
Corporate Bonds	16
Common Stocks	11
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	4
Preferred Securities	4
Foreign Government Obligations	4
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Obligations	1

(a)	Total investments exclude short-term securities.

BlackRock Multi-Asset Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
iShares iBoxx $ High Yield Corporate Bond ETF	3.4%
Alternative Loan Trust	1.2
HSBC Holdings plc	0.9
Credit Suisse Group AG	0.8
Commercial Mortgage Trust	0.8
Morgan Stanley	0.7
JPMorgan Chase & Co.	0.7
Federal National Mortgage Association Variable Rate Notes	0.7
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes	0.6
Bank of America Corp.	0.6

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	31%
Common Stocks	20
Equity-Linked Notes	12
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	9
Floating Rate Loan Interests	6
Preferred Securities	4
Investment Companies	3
Foreign Government Obligations	3
U.S. Government Sponsored Agency Obligations	1
Foreign Agency Obligations	1
Participation Notes	—	(b)

(a)	Total investments exclude short-term securities.
(b)	Representing less than 0.5% of the Fund’s total investments.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share’s performance shown prior to the March 28, 2016 inception date for BlackRock Dynamic High Income Portfolio and the February 3, 2017 inception date for BlackRock Multi-Asset Income Portfolio is that of Institutional Shares. The performance of the Funds’ Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and voluntarily agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DERIVATIVE FINANCIAL INSTRUMENTS	9

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Dynamic High Income Portfolio
Institutional	$1,000.00	$988.90	$3.21	$1,000.00	$1,021.57	$3.26	0.65%
Investor A	1,000.00	987.70	4.48	1,000.00	1,020.28	4.56	0.91
Investor C	1,000.00	984.00	8.12	1,000.00	1,016.61	8.25	1.65
Class K	1,000.00	990.20	3.01	1,000.00	1,021.77	3.06	0.61
BlackRock Multi-Asset Income Portfolio
Institutional	$1,000.00	$992.20	$2.72	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	1,000.00	990.90	3.95	1,000.00	1,020.83	4.01	0.80
Investor C	1,000.00	987.20	7.64	1,000.00	1,017.11	7.75	1.55
Class K	1,000.00	992.50	2.47	1,000.00	1,022.32	2.51	0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	Expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” above for further information on how expenses were calculated.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 8.6%
Allegro CLO VI Ltd., Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/17/31(a)(b)	USD	555	$549,307
ALM VI Ltd., Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.05%, 07/15/26(a)(b)		500	495,044
ALM XVI Ltd.(a)(b)(c):
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/27		500	499,000
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/15/27		1,000	992,500
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (LIBOR USD 3 Month + 4.20%), 6.53%, 12/09/26(a)(b)		1,000	1,005,968
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/28/31(a)(b)		250	246,174
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class DR, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/27(a)(b)		250	248,950
Apidos CLO XVI, Series 2013-16A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.34%, 01/19/25(a)(b)		250	250,198
Apidos CLO XX, Series 2015-20A, Class CR, (LIBOR USD 3 Month + 2.95%), 5.29%, 07/16/31(a)(b)(c)		500	500,000
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 8.89%, 10/15/29(a)(b)		500	509,458
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30(a)(b)		500	499,816
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(b)		750	697,940
Ares XLVII CLO Ltd.(b):
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.05%, 04/15/30(a)		500	491,939
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30(c)		500	425,000
Ares XXVII CLO Ltd.(a)(b):
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.76%, 07/28/29		500	502,308
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.11%, 07/28/29		500	505,615
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/17/24(a)(b)		500	500,477
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.26%, 05/15/30(a)(b)		500	495,298
Ares XXXVR CLO Ltd., Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/15/30(a)(b)(c)		500	500,000
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/15/31(a)(b)		550	535,775
Atrium X, Series 10A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/16/25(a)(b)		750	749,875
Atrium XI, Series 11A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.50%, 10/23/25(a)(b)		1,000	1,000,450
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 3.79%, 04/25/34(a)		140	145,196
Benefit Street Partners CLO XII Ltd.(a)(b):
Series 2017-12A, Class C, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30		500	498,780
Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 8.75%, 10/15/30		500	506,112

Security	Par (000)		Value
Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.70%, 08/14/30	USD	500	$501,953
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.37%, 01/15/31		450	441,314
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.35%, 04/20/27		475	474,963
Series 2015-1A, Class E1, (LIBOR USD 3 Month + 5.30%), 7.65%, 04/20/27		1,500	1,507,728
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 10.85%, 10/20/27(c)		410	401,684
Carrington Mortgage Loan Trust(a):
Series 2006-NC3, Class A4, (LIBOR USD 1 Month + 0.24%), 2.30%, 08/25/36		300	228,758
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 2.21%, 01/25/37		240	188,342
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 04/20/29(a)(b)		250	251,567
CBAM Ltd., Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 8.84%, 10/17/29(a)(b)		500	506,679
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 07/23/30(a)(b)		500	502,353
Cedar Funding IX CLO Ltd., Series 2018-9A, Class SUB, 0.00%, 04/20/31(b)		1,000	902,191
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class E, (LIBOR USD 3 Month + 6.35%), 8.69%, 10/17/30(a)(b)		525	530,487
Cent CLO 17 Ltd., Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.15%, 04/30/31(a)(b)		500	491,926
CIFC Funding Ltd.(a)(b):
Series 2014-3A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.50%, 07/22/26		500	500,212
Series 2014-4A, Class D, (LIBOR USD 3 Month + 3.40%), 5.74%, 10/17/26		1,000	1,001,108
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 5.85%, 04/23/29		500	502,461
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 4.81%, 04/18/31		500	490,084
Conseco Finance Corp., Series 1998-8, Class A1, 6.28%, 09/01/30		425	453,242
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%), 2.22%, 10/15/36(a)		183	171,612
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 10/15/30(a)(b)		500	507,332
Dryden 37 Senior Loan Fund, Series 2015-37A, Class ER, (LIBOR USD 3 Month + 5.15%), 7.50%, 01/15/31(a)(b)		368	355,330
Dryden 40 Senior Loan Fund, Series 2015-40A, Class E, (LIBOR USD 3 Month + 5.95%), 8.29%, 08/15/28(a)(b)		750	750,824
Dryden 50 Senior Loan Fund, Series 2017-50A, Class SUB, 0.00%, 07/15/30(b)		1,000	805,946
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 5.49%, 08/15/30(a)(b)		500	499,601
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.24%, 07/15/30(a)(b)(c)		250	250,000

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 8.74%, 10/15/30(a)(b)	USD	500	$508,544
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, (LIBOR USD 3 Month + 3.50%), 5.84%, 10/29/26(a)(b)		750	751,197
Greenwood Park CLO Ltd.(a)(b):
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 4.53%, 04/15/31(c)		650	631,800
Series 2018-1A, Class E, (LIBOR USD 3 Month + 4.95%), 6.98%, 04/15/31		270	259,475
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.22%, 07/18/31(c)		500	500,000
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 6.60%), 8.95%, 10/20/29		500	507,415
Series 5A-2015, Class C1R, (LIBOR USD 3 Month + 2.10%), 4.44%, 01/29/26		500	500,273
Series 5A-2015, Class D1R, (LIBOR USD 3 Month + 3.30%), 5.64%, 01/29/26		500	500,434
Series 6A-2015, Class CR, (LIBOR USD 3 Month + 2.50%), 4.86%, 02/05/31		500	483,869
Invitation Homes Trust(a)(b):
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.07%, 07/17/37		700	701,235
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.07%, 07/17/37		700	701,251
LCM XIV LP(a)(b):
Series 14A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.44%, 07/20/31		1,000	996,034
Series 14A, Class BR, (LIBOR USD 3 Month + 1.58%), 3.98%, 07/20/31		500	497,028
Long Beach Mortgage Loan Trust(a):
Series 2006-2, Class 2A3, (LIBOR USD 1 Month + 0.19%), 2.25%, 03/25/46		362	177,958
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.18%), 2.24%, 05/25/46		295	126,438
Series 2006-3, Class 2A4, (LIBOR USD 1 Month + 0.27%), 2.33%, 05/25/46		269	116,385
Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.21%, 05/25/36		531	362,583
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/20/26(a)(b)		500	501,109
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 04/20/30(a)(b)(c)		500	498,200
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 2.34%, 05/25/37(a)		650	544,136
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (LIBOR USD 3 Month + 4.25%), 6.60%, 11/14/27(a)(b)		250	251,195
Neuberger Berman CLO XXI Ltd., Series 2014-6A, Class CR, (LIBOR USD 3 Month + 1.60%), 3.95%, 04/20/27(a)(b)		1,490	1,476,876
Neuberger Berman Loan Advisers CLO 25 Ltd., Series 2017-25A, Class D, (LIBOR USD 3 Month + 3.25%), 5.58%, 10/18/29(a)(b)		500	500,371
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/23/30(a)(b)		650	643,981
Oakwood Mortgage Investors, Inc., Series 1998-D, Class M1, 7.42%, 01/15/29(b)		431	436,580

Security	Par (000)		Value
Asset-Backed Securities (continued)
Octagon Investment Partners 26 Ltd.(a)(b):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/20/31	USD	500	$499,992
Series 2016-1, Class AR, (LIBOR USD 3 Month + 5.40%), 7.74%, 04/20/31		750	734,696
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.65%, 07/20/30(a)(b)		250	254,790
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.54%, 07/15/29(a)(b)		500	509,076
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/20/31(a)(b)		500	493,863
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/20/31(a)(b)		400	395,096
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 4.84%, 01/25/31(a)(b)		500	498,262
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/22/30(a)(b)		500	493,873
OZLM Funding Ltd., Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 5.95%, 07/23/29(a)(b)		1,000	1,009,423
OZLM XI Ltd., Series 2015-11A, Class CR, (LIBOR USD 3 Month + 3.60%), 5.94%, 10/30/30(a)(b)		500	503,861
OZLM XIX Ltd., Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.45%, 11/22/30(a)(b)		250	249,925
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class CR, (LIBOR USD 3 Month + 3.60%), 5.94%, 10/17/27		500	500,983
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.50%), 5.83%, 05/21/29		500	502,685
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.50%), 4.68%, 04/18/31(c)		500	496,150
Series 2018-1A, Class D, (LIBOR USD 3 Month + 5.15%), 7.33%, 04/18/31		500	495,001
Progress Residential Trust, Series 2015-SFR3, Class F, 6.64%, 11/12/32(b)		500	519,119
Rockford Tower CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 05/20/31(a)(b)		250	245,790
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/15/30(a)(b)		650	641,919
Westcott Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.20%), 9.55%, 07/20/28(a)(b)		500	511,300
York CLO-2 Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.65%), 8.00%, 01/22/31(a)(b)		250	241,042
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.95%, 10/20/29		500	503,250
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.75%, 10/20/29		500	506,161
York CLO-4 Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.45%, 01/20/30(a)(b)		500	506,612

Total Asset-Backed Securities — 8.6% (Cost: $50,923,812)			51,056,113

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 10.8%

Equity Real Estate Investment Trusts (REITs) — 5.3%
Alexandria Real Estate Equities, Inc.	8,606	$1,096,749
Assura plc	1,809,404	1,342,635
AvalonBay Communities, Inc.	8,798	1,555,926
Boston Properties, Inc.	12,783	1,604,650
British Land Co. plc (The)	109,065	944,597
Community Healthcare Trust, Inc.(h)	11,540	346,200
EPR Properties	26,628	1,770,496
Equinix, Inc.	2,926	1,285,333
Frasers Logistics & Industrial Trust	381,442	294,179
Highwoods Properties, Inc.	24,439	1,200,199
Ichigo Hotel REIT Investment Corp.	73	91,309
Ichigo Office REIT Investment	431	356,924
Invincible Investment Corp.	1,569	692,716
Japan Rental Housing Investments, Inc.	1,122	913,350
Kenedix Office Investment Corp.	169	1,025,043
Kenedix Retail REIT Corp.	313	683,935
Liberty Property Trust	34,571	1,481,713
Link REIT	58,000	575,482
National Storage REIT	942,727	1,198,403
PRS REIT plc (The)(d)	323,069	444,186
Ramco-Gershenson Properties Trust	95,344	1,253,774
RioCan REIT	80,363	1,533,313
Sabra Health Care REIT, Inc.	40,882	883,460
Scentre Group	381,764	1,209,612
Secure Income REIT plc	95,167	474,108
Simon Property Group, Inc.	7,864	1,385,715
Spirit Realty Capital, Inc.	116,492	975,038
Takara Leben Real Estate Investment Corp.(d)	416	339,303
Target Healthcare REIT Ltd.	408,247	594,788
Tritax Big Box REIT plc	558,441	1,115,872
Unibail-Rodamco SE(c)(n)	4,021	892,666
Unibail-Rodamco-Westfield(n)	4,254	944,393
VEREIT, Inc.	126,830	967,713

		31,473,780
Oil, Gas & Consumable Fuels — 5.0%
Andeavor Logistics LP	11,325	515,740
Antero Midstream Partners LP	28,016	925,649
BP Midstream Partners LP	27,873	578,086
Delek Logistics Partners LP	8,264	242,135
Dominion Energy Midstream Partners LP	5,898	90,829
Energy Transfer Equity LP	26,955	490,851
Energy Transfer Partners LP	157,670	3,304,763
EnLink Midstream Partners LP	23,311	363,185
Enterprise Products Partners LP	131,960	3,826,840
EQT Midstream Partners LP	18,061	924,543
Genesis Energy LP	41,620	956,844
Magellan Midstream Partners LP	44,997	3,228,985
MPLX LP	82,681	3,012,069
ONEOK, Inc.	19,980	1,407,391
Phillips 66 Partners LP	8,617	462,302
Plains All American Pipeline LP	120,061	2,975,112
Shell Midstream Partners LP	25,826	586,250
Targa Resources Corp.	13,223	675,299
Valero Energy Partners LP	11,039	432,287
Western Gas Partners LP	31,656	1,618,571
Williams Cos., Inc. (The)	39,179	1,165,575
Williams Partners LP	44,863	2,020,181

		29,803,487
Real Estate Management & Development — 0.5%
Aroundtown SA	76,633	639,291
Entra ASA(b)	57,175	834,832

Security		Shares	Value
Real Estate Management & Development (continued)
First Capital Realty, Inc.		9,971	$155,446
Vonovia SE		24,418	1,181,764

			2,811,333

Total Common Stocks — 10.8% (Cost: $62,826,227)			64,088,600

	Par (000)
Corporate Bonds — 15.7%

Airlines — 0.3%
Avianca Holdings SA, 8.38%, 05/10/20	USD	400	405,504
Gol Finance, Inc., 7.00%, 01/31/25(b)		694	626,335
Latam Finance Ltd., 6.88%, 04/11/24(b)		489	485,333

			1,517,172
Auto Components — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(e)		200	185,035

Banks — 5.7%
Australia & New Zealand Banking Group Ltd., (USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(e)		320	333,200
Barclays plc, (USD Swap Semi 5 Year + 6.77%), 7.88%(a)(e)		1,659	1,743,845
BNP Paribas SA(a)(b)(e):
(USD Swap Semi 5 Year + 6.31%), 7.63%		704	749,760
(USD Swap Semi 5 Year + 4.92%), 6.75%		3,000	3,067,500
(USD Swap Semi 5 Year + 2.84%), 5.13%		700	622,125
Busan Bank Co. Ltd., 3.63%, 07/25/26		200	182,367
Credit Agricole SA(a)(b)(e):
(USD Swap Semi 5 Year + 4.90%), 7.88%		350	372,365
(USD Swap Semi 5 Year + 6.19%), 8.12%		975	1,070,063
Danske Bank A/S, (USD Swap Semi 7 Year + 3.90%), 6.13%(a)(e)		449	429,356
Gilex Holding SARL, 8.50%, 05/02/23(b)		183	191,694
HSBC Holdings plc(a)(e):
(USD Swap Rate 5 Year + 5.51%), 6.87%		581	611,503
(USD Swap Rate 5 Year + 4.37%), 6.38%		1,475	1,481,431
(USD Swap Rate 5 Year + 3.75%), 6.00%		2,137	2,070,753
(USD Swap Rate 5 Year + 3.61%), 6.50%		520	510,120
Inversiones Atlantida SA, 8.25%, 07/28/22(b)		400	407,600
JPMorgan Chase & Co., Series W, (LIBOR USD 3 Month + 1.00%), 3.34%, 05/15/47(a)		1,552	1,365,760
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(e)		1,704	1,554,900
NatWest Markets plc, (USD Swap Semi 5 Year + 7.60%), 8.63%(a)(e)		2,111	2,277,980
Popular, Inc., 7.00%, 07/01/19		220	223,960
Santander UK plc, 5.00%, 11/07/23(b)		400	405,974
Societe Generale SA(a)(b)(e):
(USD Swap Semi 5 Year + 4.07%), 6.00%		1,800	1,770,750
(USD Swap Semi 5 Year + 6.24%), 7.38%		376	395,270
(USD Swap Rate 5 Year + 5.87%), 8.00%		2,325	2,496,980
(USD Swap Semi 5 Year + 3.93%), 6.75%		775	742,063
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(a)(b)(e)		1,560	1,634,100
UBS Group Funding AG(a)(e):
(USD Swap Rate 5 Year + 5.50%), 6.87%		2,200	2,295,942
(USD Swap Semi 5 Year + 4.87%), 7.00%		402	423,856
(USD Swap Semi 5 Year + 4.59%), 6.87%		240	245,087
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(a)(e)		200	186,065

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(a)(e)	USD	3,450	$3,102,701
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(a)		200	189,901
Woori Bank:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(a)(e)		400	388,298
5.13%, 08/06/28		200	199,180
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		200	192,456

			33,934,905
Beverages — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(b)		463	463,000

Capital Markets — 1.8%
CCTI Ltd., 3.63%, 08/08/22		200	189,318
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25		450	439,802
Credit Suisse AG, 6.50%, 08/08/23(b)		200	213,250
Credit Suisse Group AG(a)(b)(e):
(USD Swap Semi 5 Year + 4.60%), 7.50%		3,075	3,163,406
(USD Swap Semi 5 Year + 3.46%), 6.25%		1,728	1,734,480
Deutsche Bank AG, (USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(a)		811	738,207
Guojing Capital BVI Ltd., 3.95%, 12/11/22		200	190,887
Huarong Finance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%(a)(e)		200	189,674
Huarong Finance II Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.71%), 2.88%(a)(e)		400	372,528
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	125	142,154
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	200	191,665
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(a)		98	93,454
State Street Corp., (LIBOR USD 3 Month + 1.00%), 3.34%, 06/15/47(a)(g)		3,396	3,045,669

			10,704,494
Chemicals — 0.4%
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21		200	199,742
4.63%, 03/14/23		200	201,032
4.88%, 03/14/25		200	201,685
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		218	219,814
Cydsa SAB de CV, 6.25%, 10/04/27(b)		607	584,238
Mexichem SAB de CV, 5.50%, 01/15/48(b)		253	237,162
Pearl Holding III Ltd., 9.50%, 12/11/22		200	181,820
Petkim Petrokimya Holding A/S, 5.88%, 01/26/23(b)		264	236,341
Rock International Investment, Inc., 6.63%, 03/27/20		200	166,994
UPL Corp. Ltd., 4.50%, 03/08/28		200	186,470
Yingde Gases Investment Ltd., 7.25%, 02/28/20		200	201,016

			2,616,314
Construction & Engineering — 0.2%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)		451	438,507
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		600	627,000
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(e)		200	190,070

			1,255,577

Security	Par (000)		Value
Consumer Finance — 0.3%
CDBL Funding 1:
3.00%, 04/24/23	USD	200	$188,029
3.50%, 10/24/27		200	180,416
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)		200	204,000
Docuformas SAPI de CV, 9.25%, 10/11/22(b)		200	182,500
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		215	208,814
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(a)(e)		200	184,004
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	198,013
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 37.31%, 04/11/22(a)(b)		302	137,410

			1,483,186
Distributors — 0.1%
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		200	181,369
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(a)(e)		200	182,796

			364,165
Diversified Financial Services — 0.0%
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.34%, 07/03/21(a)		200	198,791

Diversified Telecommunication Services — 0.2%
Axtel SAB de CV, 6.38%, 11/14/24(b)		741	727,106
Oi SA, 10.00% ( 10.00% Cash or 4.00% PIK), 07/25/25(f)		399	426,066

			1,153,172
Electric Utilities — 0.8%
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(b)		551	550,968
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(a)		375	393,750
Energuate Trust, 5.88%, 05/03/27(b)		400	380,000
Generacion Mediterranea SA, 9.63%, 07/27/23(b)		301	296,485
Genneia SA, 8.75%, 01/20/22(b)		1,039	998,947
Greenko Investment Co., 4.88%, 08/16/23		400	371,082
Huachen Energy Co. Ltd., 6.63%, 05/18/20		400	228,000
Minejesa Capital BV, 4.63%, 08/10/30		250	234,574
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(a)		175	181,012
Stoneway Capital Corp., 10.00%, 03/01/27(b)		1,137	1,109,576

			4,744,394
Energy Equipment & Services — 0.0%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		200	190,128

Equity Real Estate Investment Trusts (REITs) — 0.1%
Trust F/1401, 6.95%, 01/30/44		600	620,250

Food Products — 0.4%
Arcor SAIC, 6.00%, 07/06/23(b)		392	392,810
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(a)(b)(e)		600	609,000
MARB BondCo plc, 6.88%, 01/19/25(b)		899	867,544
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		400	372,500
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		290	271,263

			2,513,117
Gas Utilities — 0.0%
ENN Energy Holdings Ltd., 3.25%, 07/24/22		200	192,214

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure — 0.2%
Gohl Capital Ltd., 4.25%, 01/24/27	USD	255	$245,878
Grupo Posadas SAB de CV, 7.88%, 06/30/22(b)		150	153,000
Studio City Co. Ltd., 7.25%, 11/30/21		200	207,500
Studio City Finance Ltd., 8.50%, 12/01/20		250	253,125

			859,503
Independent Power and Renewable Electricity Producers — 0.0%
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		225	213,186

Industrial Conglomerates — 0.0%
CITIC Ltd., 4.00%, 01/11/28		200	188,665

Insurance — 0.4%
Ambac Assurance Corp., 5.10%, 06/07/20(b)		4	4,776
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 7.34%, 02/12/23(a)(b)		16	16,355
Dai-ichi Life Insurance Co. Ltd. (The), (LIBOR USD 3 Month + 3.66%), 4.00%(a)(e)		200	187,000
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(e)		200	182,250
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(a)		200	179,577
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(a)		200	189,988
Liberty Mutual Group, Inc.(b):
(LIBOR USD 3 Month + 2.91%), 5.25%, 03/15/37(a)		125	122,812
7.80%, 03/15/37		625	737,500
Nationwide Financial Services, Inc., 6.75%, 05/15/37		175	192,062
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 3.75%), 4.70%, 01/20/46(a)		200	196,788
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(a)		200	186,884
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		400	355,586

			2,551,578
Internet & Direct Marketing Retail — 0.1%
JD.com, Inc., 3.88%, 04/29/26		500	475,860

Media — 0.4%
Cablevision SA, 6.50%, 06/15/21(b)		398	396,293
Viacom, Inc.(a):
(LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57		1,583	1,541,842
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		192	187,068

			2,125,203
Metals & Mining — 0.5%
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		425	433,605
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	192,062
Energy Resources LLC, 8.00%, 09/30/22(g)		34	32,884
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		200	194,035
JSW Steel Ltd., 5.25%, 04/13/22		400	398,116
Largo Resources Ltd., 9.25%, 06/01/21(b)		51	52,658
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		61	55,778
Nexa Resources SA, 5.38%, 05/04/27(b)		443	436,913
POSCO, 4.00%, 08/01/23		200	199,457
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		200	188,519
Vale Overseas Ltd., 6.25%, 08/10/26		273	300,300
Vedanta Resources plc, 7.13%, 05/31/23		600	591,000

			3,075,327

Security	Par (000)		Value
Oil, Gas & Consumable Fuels — 1.7%
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27	USD	275	$262,961
Buckeye Partners LP, (LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/78(a)		275	254,015
Enbridge, Inc.(a):
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77		2,400	2,353,440
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78		1,415	1,381,750
Frontera Energy Corp., 9.70%, 06/25/23(b)		588	612,990
Geopark Ltd., 6.50%, 09/21/24(b)		200	197,084
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)		200	193,000
Greenko Dutch BV, 5.25%, 07/24/24		200	190,500
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		200	207,357
Petrobras Global Finance BV:
6.13%, 01/17/22		142	147,211
8.75%, 05/23/26		515	582,208
6.00%, 01/27/28(b)		513	485,401
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(a)(e)		200	191,990
Santos Finance Ltd., 4.13%, 09/14/27		200	186,695
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(a)		2,071	2,096,888
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(a)(e)		200	198,513
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	194,096

			9,736,099
Real Estate Management & Development — 1.5%
Agile Group Holdings Ltd.:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.46%), 10.23%(a)(e)		300	303,168
8.50%, 07/18/21		200	204,798
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(e)		200	184,410
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		200	169,608
Central China Real Estate Ltd.:
6.88%, 10/23/20		200	197,187
6.50%, 03/05/21		200	193,093
China Aoyuan Property Group Ltd., 7.50%, 05/10/21		200	194,548
China Evergrande Group, 8.75%, 06/28/25		200	185,615
China SCE Property Holdings Ltd., 7.45%, 04/17/21		200	196,549
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		400	398,780
6.88%, 04/23/21		200	197,049
Easy Tactic Ltd., 7.00%, 04/25/21		200	194,550
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(e)		200	197,515
Fantasia Holdings Group Co. Ltd.:
7.25%, 02/13/19		200	196,500
8.38%, 03/08/21		200	176,694
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		200	202,045
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		200	184,063
Greenland Global Investment Ltd., (LIBOR USD 3 Month + 4.85%), 7.19%, 09/26/21(a)		200	199,246
Jababeka International BV, 6.50%, 10/05/23		400	346,193
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	192,195
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		200	185,140
8.50%, 06/30/22		200	171,064
9.38%, 06/30/24		200	162,998

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Real Estate Management & Development (continued)
KWG Property Holding Ltd., 8.98%, 01/14/19	USD	300	$304,501
Logan Property Holdings Co. Ltd., 6.88%, 04/24/21		200	195,550
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		400	360,218
New Metro Global Ltd., 6.50%, 04/23/21		400	390,101
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(a)(e)		200	190,705
Powerlong Real Estate Holdings Ltd., 6.95%, 04/17/21		200	188,065
Redco Group, 6.38%, 02/27/19		200	194,450
Ronshine China Holdings Ltd., 6.95%, 12/08/19		200	196,196
Sun Hung Kai Properties Capital Market Ltd., 4.45%(e)		200	170,977
Sunac China Holdings Ltd., 8.63%, 07/27/20		200	201,345
Times China Holdings Ltd.:
6.25%, 01/23/20		200	198,265
6.25%, 01/17/21		200	190,991
7.85%, 06/04/21		200	196,397
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		200	183,518
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23		400	399,160
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21		200	200,045

			8,593,492
Road & Rail — 0.1%
Asciano Finance Ltd., 4.75%, 03/22/28		200	192,942
Rumo Luxembourg SARL, 7.38%, 02/09/24(b)		600	622,200

			815,142
Specialty Retail — 0.1%
Baoxin Auto Finance I Ltd.:
6.63%, 04/02/19		200	192,986
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.62%(a)(e)		200	165,052

			358,038
Textiles, Apparel & Luxury Goods — 0.0%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	150,000

Transportation Infrastructure — 0.1%
HPHT Finance 17 Ltd., 2.75%, 09/11/22		200	189,296
Royal Capital BV, 5.88%(e)		200	186,741

			376,037
Wireless Telecommunication Services — 0.2%
Banglalink Digital Communications Ltd., 8.63%, 05/06/19		200	202,000
Digicel Group Ltd., 7.13%, 04/01/22(b)		866	550,993
SoftBank Group Corp., (USD Swap Rate 5 Year + 4.85%), 6.87%(a)(e)		300	270,984

			1,023,977

Total Corporate Bonds — 15.7% (Cost: $94,879,238)			92,678,021

Equity-Linked Notes — 20.7%

Aerospace & Defense — 0.6%
JPMorgan Structured Products BV (Lockheed Martin Corp.), 12.97%, 09/12/18(b)		5	1,782,159
Merrill Lynch International & Co. (United Technologies Corp.), 12.55%, 09/12/18		13	1,774,745

			3,556,904
Airlines — 0.6%
JPMorgan Structured Products BV (Delta Air Lines, Inc.), 13.20%, 10/10/18(b)		35	1,831,331

Security	Par (000)		Value
Airlines (continued)
Societe Generale SA (Deutsche Lufthansa AG), 15.97%, 09/18/18	EUR	62	$1,746,472

			3,577,803
Automobiles — 0.3%
Credit Suisse AG (Renault SA), 17.50%, 09/14/18		20	1,758,220

Banks — 2.0%
BNP Paribas SA (Comerica, Inc.), 13.18%, 09/10/18(b)	USD	19	1,823,427
Nomura Bank International plc (KeyCorp), 13.06%, 10/17/18		84	1,755,848
Nomura Bank International plc (SunTrust Banks, Inc.):
11.40%, 10/17/18		12	870,469
11.38%, 10/18/18		12	870,417
Royal Bank of Canada (Bank of America Corp.), 11.51%, 09/07/18(b)		60	1,813,909
Royal Bank of Canada (Citigroup, Inc.), 10.95%, 09/07/18(b)		25	1,804,951
Royal Bank of Canada (Wells Fargo & Co.), 11.76%, 09/07/18(b)		31	1,778,431
Societe Generale SA (JPMorgan Chase & Co.), 8.56%, 09/07/18		16	1,806,881

			12,524,333
Beverages — 0.6%(b)
BNP Paribas SA (Constellation Brands, Inc.), 9.29%, 09/17/18		8	1,753,500
JPMorgan Structured Products BV (PepsiCo, Inc.), 10.19%, 09/06/18		16	1,789,490

			3,542,990
Biotechnology — 0.3%
BNP Paribas SA (AbbVie, Inc.), 15.28%, 10/23/18(b)		19	1,790,041

Capital Markets — 1.8%
HSBC Holdings plc (Arlington Asset Investment Corp.), 6.90%, 09/18/18	EUR	14	1,746,759
Nomura Bank International plc (Charles Schwab Corp. (The)):
13.90%, 08/31/18	USD	16	833,119
13.36%, 09/04/18		16	833,592
Nomura Bank International plc (E*TRADE Financial Corp.):
12.73%, 10/15/18		15	872,600
12.75%, 10/16/18		15	872,636
Nomura Bank International plc (Morgan Stanley):
14.88%, 08/31/18		17	881,618
14.20%, 09/04/18		17	881,767
Societe Generale SA (Goldman Sachs Group. Inc. (The)), 12.48%, 09/10/18		8	1,798,921
Societe Generale SA (Moelis & Co.):
12.15%, 09/10/18	EUR	2	872,406
12.07%, 09/11/18	USD	2	872,568

			10,465,986
Chemicals — 0.3%
Merrill Lynch International & Co. (Huntsman Corp.), 17.54%, 09/19/18		53	1,771,569
Merrill Lynch International & Co. (Koninklijke DSM NV), 12.10%, 08/01/18	EUR	2	252,631

			2,024,200
Communications Equipment — 0.3%
Credit Suisse AG (Palo Alto Networks, Inc.), 16.55%, 08/28/18	USD	8	1,693,714

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Consumer Finance — 0.3%
Merrill Lynch International & Co. (American Express Co.), 9.61%, 09/10/18	USD	17	$1,738,342

Diversified Telecommunication Services — 0.9%
Credit Suisse AG (Telecom Italia SpA), 16.50%, 09/14/18	EUR	2,294	1,764,563
Nomura Bank International plc (Verizon Communications, Inc.), 7.47%, 09/12/18	USD	34	1,767,003
Societe Generale SA (Telefonica Brasil SA), 17.27%, 09/14/18	EUR	68	1,758,539

			5,290,105
Electrical Equipment — 0.7%
BNP Paribas SA (Emerson Electric Co.), 10.61%, 08/07/18(b)	USD	25	1,821,330
Credit Suisse AG (Rockwell Automation, Inc.):
10.90%, 10/19/18		5	910,377
10.60%, 10/22/18		5	910,290

			3,641,997
Food & Staples Retailing — 0.1%
Royal Bank of Canada (Sysco Corp.), 9.33%, 08/10/18(b)		8	507,838

Food Products — 0.3%
Societe Generale SA (Danone SA), 5.36%, 09/14/18	EUR	22	1,753,898

Health Care Equipment & Supplies — 0.9%
BNP Paribas SA (Abbott Laboratories):
8.28%, 10/17/18	USD	14	882,520
8.30%, 10/18/18		14	882,445
Merrill Lynch International & Co. (Boston Scientific Corp.):
13.50%, 10/19/18		26	870,665
13.22%, 10/22/18		26	870,897
Societe Generale SA (Koninklijke Philips NV):
7.50%, 09/10/18	EUR	20	876,080
7.49%, 09/11/18		20	881,941

			5,264,548
Health Care Providers & Services — 0.6%
Societe Generale SA (Anthem, Inc.):
11.75%, 09/07/18	USD	4	888,935
11.21%, 09/10/18		4	888,780
Societe Generale SA (UnitedHealth Group, Inc.), 9.68%, 09/10/18		7	1,773,899

			3,551,614
Hotels, Restaurants & Leisure — 2.1%
BNP Paribas SA (Domino’s Pizza, Inc.), 11.91%, 09/10/18		6	1,657,770
Credit Suisse AG (Darden Restaurants, Inc.), 12.10%, 09/19/18		16	1,760,929
Credit Suisse AG (Wyndham Hotels & Resorts, Inc.), 12.30%, 08/13/18		28	1,840,873
Merrill Lynch International & Co. (MGM Resorts International), 17.49%, 08/03/18		55	1,734,283
Nomura Bank International plc (Royal Caribbean Cruises Ltd.), 14.90%, 08/07/18		16	1,748,278
Royal Bank of Canada (McDonald’s Corp.), 9.88%, 09/14/18(b)		11	1,775,117
Societe Generale SA (Hilton Worldwide Holdings, Inc.), 10.51%, 10/22/18		22	1,729,062

			12,246,312
Household Durables — 0.3%
Credit Suisse AG (DR Horton, Inc.), 18.45%, 09/14/18		42	1,821,665

Security	Par (000)		Value
Household Products — 0.7%
BNP Paribas SA (Colgate-Palmolive Co.)(b):
9.89%, 09/21/18	USD	13	$884,295
9.53%, 09/24/18		13	884,258
Credit Suisse AG (Spectrum Brands Holdings, Inc.), 20.80%, 09/14/18		21	1,812,700

			3,581,253
Industrial Conglomerates — 0.6%
Merrill Lynch International & Co. (General Electric Co.), 20.38%, 09/19/18		129	1,752,819
Merrill Lynch International & Co. (Honeywell International, Inc.), 10.13%, 09/07/18		11	1,796,244

			3,549,063
IT Services — 0.3%
Royal Bank of Canada (International Business Machines Corp.), 14.45%, 09/10/18(b)		12	1,712,867

Machinery — 0.3%
Goldman Sachs International (Caterpillar, Inc.), 14.86%, 10/23/18(b)		12	1,718,907

Media — 0.3%
Credit Suisse AG (Comcast Corp.), 12.80%, 09/14/18		50	1,768,909

Multiline Retail — 0.3%
Royal Bank of Canada (Target Corp.), 11.86%, 08/13/18(b)		25	1,839,168

Oil, Gas & Consumable Fuels — 0.3%
Canadian Imperial Bank of Commerce (ConocoPhillips), 11.96%, 09/14/18		24	1,757,324

Personal Products — 0.3%
Societe Generale SA (Unilever NV):
10.71%, 09/10/18	EUR	15	881,187
10.54%, 09/11/18		15	889,189

			1,770,376
Pharmaceuticals — 2.1%
BNP Paribas SA (Merck & Co, Inc.), 12.41%, 09/21/18(b)	USD	27	1,780,217
BNP Paribas SA (Perrigo Co. plc):
12.60%, 08/07/18		23	1,809,504
12.23%, 08/08/18		23	1,835,205
Canadian Imperial Bank of Commerce (Allergan plc), 17.03%, 09/14/18		10	1,799,689
Canadian Imperial Bank of Commerce (Bristol-Myers Squibb Co.), 10.46%, 09/14/18		30	1,780,130
Nomura Bank International plc (Johnson & Johnson), 11.18%, 09/06/18		14	1,794,173
Societe Generale SA (Novan, Inc.), 6.75%, 09/10/18	CHF	21	1,776,899

			12,575,817
Road & Rail — 0.9%
BNP Paribas SA (Norfolk Southern Corp.), 11.71%, 10/22/18	USD	11	1,815,071
Merrill Lynch International & Co. (CSX Corp.):
13.11%, 09/06/18		13	900,065
13.12%, 09/07/18		13	899,944
Merrill Lynch International & Co. (Union Pacific Corp.), 12.84%, 09/14/18		12	1,785,428

			5,400,508
Semiconductors & Semiconductor Equipment — 0.2%
Nomura Bank International plc (Texas Instruments, Inc.):
12.35%, 10/22/18		8	857,437
12.34%, 10/23/18		8	857,573

			1,715,010

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Software — 0.9%
BNP Paribas SA (Adobe Systems, Inc.), 17.01%, 09/17/18(b)	USD	7	$1,752,403
HSBC Holdings plc (VMware, Inc.):
17.22%, 08/20/18		6	865,027
17.23%, 08/21/18		6	864,898
Merrill Lynch International & Co. (SAP SE):
7.75%, 10/16/18		7	861,513
7.85%, 10/17/18		7	861,518

			5,205,359
Technology Hardware, Storage & Peripherals — 0.2%
Canadian Imperial Bank of Commerce (Hewlett Packard Enterprise Co.), 10.90%, 08/27/18		31	487,617
Canadian Imperial Bank of Commerce (HP, Inc.), 10.53%, 08/20/18		22	501,111

			988,728
Trading Companies & Distributors — 0.3%
Merrill Lynch International & Co. (United Rentals, Inc.), 16.63%, 09/10/18		11	1,716,626

Total Equity-Linked Notes — 20.7% (Cost: $121,335,842)			122,050,425

Foreign Agency Obligations — 0.8%

Argentina — 0.3%
YPF SA:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 36.75%, 07/07/20(a)		1,642	867,566
8.50%, 07/28/25		781	781,000

			1,648,566
China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	111,300
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(e)	USD	200	183,540
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	180,492
Wuhan State-Owned Asset Management Ltd. Co., 3.80%, 12/18/20		200	193,731

			669,063
India — 0.1%
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27		200	187,000
Power Finance Corp. Ltd., 3.75%, 12/06/27		200	179,510
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		200	191,330

			557,840
Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	2,000,000	132,427
Perusahaan Listrik Negara PT, 6.15%, 05/21/48	USD	200	213,212
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28		200	198,450
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	2,000,000	131,928

			676,017
Mexico — 0.0%
Petroleos Mexicanos:
6.50%, 03/13/27	USD	319	323,785
5.35%, 02/12/28(b)		34	31,766

			355,551
South Korea — 0.1%
Export-Import Bank of Korea, 3.00%, 11/01/22		200	194,072

Security	Par (000)		Value
South Korea (continued)
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23	USD	200	$199,240

			393,312
Sri Lanka — 0.1%
SriLankan Airlines Ltd., 5.30%, 06/27/19		400	396,880

Total Foreign Agency Obligations — 0.8% (Cost: $5,360,972)			4,697,229

Foreign Government Obligations — 3.9%

Argentina — 0.4%
Republic of Argentina:
6.88%, 04/22/21		870	871,740
5.63%, 01/26/22		716	681,281
6.88%, 01/26/27		1,180	1,073,800

			2,626,821
Bahrain — 0.0%
Kingdom of Bahrain, 6.75%, 09/20/29		225	204,582

Colombia — 0.1%
Republic of Colombia:
4.38%, 07/12/21		324	331,776
4.50%, 01/28/26		497	508,183

			839,959
Egypt — 0.4%
Arab Republic of Egypt:
5.75%, 04/29/20(b)		600	610,654
5.75%, 04/29/20		623	634,062
5.58%, 02/21/23(b)		312	309,464
8.50%, 01/31/47(b)		600	631,346

			2,185,526
Indonesia — 0.9%
Republic of Indonesia:
7.88%, 04/15/19	IDR	23,217,000	1,615,942
11.00%, 11/15/20		10,129,000	756,958
3.75%, 04/25/22	USD	669	667,049
4.75%, 01/08/26		574	590,378
8.38%, 09/15/26	IDR	11,675,000	833,778
3.50%, 01/11/28	USD	250	234,733
4.10%, 04/24/28		200	196,040
4.35%, 01/11/48		200	186,231

			5,081,109
Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		200	189,028

Mexico — 0.3%
United Mexican States:
8.00%, 06/11/20	MXN	25	134,486
4.00%, 10/02/23	USD	640	642,400
4.15%, 03/28/27		413	406,599
7.50%, 06/03/27	MXN	72	379,780

			1,563,265
Pakistan — 0.0%
Islamic Republic of Pakistan, 8.25%, 04/15/24	USD	200	208,810

Qatar — 0.1%
State of Qatar:
4.63%, 06/02/46		416	411,740
5.10%, 04/23/48		200	204,256

			615,996

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Russia — 0.5%
Russian Federation:
6.40%, 05/27/20	RUB	43,961	$695,755
4.75%, 05/27/26	USD	400	405,500
4.25%, 06/23/27		200	194,931
7.05%, 01/19/28	RUB	79,816	1,234,819
5.63%, 04/04/42	USD	200	214,502

			2,745,507
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia(b):
3.25%, 10/26/26		534	503,509
4.50%, 04/17/30		200	201,668

			705,177
South Africa — 0.6%
Republic of South Africa:
5.50%, 03/09/20		475	488,674
5.88%, 05/30/22		1,676	1,774,331
4.88%, 04/14/26		200	196,189
6.25%, 03/31/36	ZAR	18,316	1,029,403

			3,488,597
Sri Lanka — 0.1%
Republic of Sri Lanka:
5.88%, 07/25/22	USD	200	200,092
5.75%, 04/18/23		200	197,639

			397,731
Turkey — 0.3%
Republic of Turkey:
5.63%, 03/30/21		330	325,109
5.13%, 03/25/22		991	948,799
4.88%, 04/16/43		440	318,094

			1,592,002
United Arab Emirates — 0.1%
Emirate of Abu Dhabi, 4.13%, 10/11/47		400	379,127

Total Foreign Government Obligations — 3.9% (Cost: $23,462,930)			22,823,237

		Shares
Investment Companies — 29.3%
BlackRock Allocation Target Shares, Series A(o)		5,047,272	50,926,976
BlackRock Floating Rate Income Portfolio, Class K(o)		3,968,683	40,282,136
iShares 0-5 Year High Yield Corporate Bond ETF(h)(o)		591,943	27,785,804
iShares iBoxx $ High Yield Corporate Bond ETF(h)(o)		587,508	50,596,190
WisdomTree Emerging Markets High Dividend Fund		80,150	3,629,994

Total Investment Companies — 29.3% (Cost: $173,831,702)			173,221,100

	Par (000)
Non-Agency Mortgage-Backed Securities — 4.5%

Collateralized Mortgage Obligations — 0.5%
Alternative Loan Trust(i):
Series 2005-16, Class A1, 3.30%, 06/25/35	USD	80	74,191
Series 2005-72, Class A3, 2.66%, 01/25/36		147	127,165
Series 2006-OA14, Class 1A1, 3.38%, 11/25/46		137	117,601
Series 2006-OA6, Class 1A2, 2.27%, 07/25/46		135	132,440
Series 2006-OA8, Class 1A1, 2.25%, 07/25/46		338	315,276
Series 2007-OA3, Class 1A1, 2.20%, 04/25/47		348	329,733

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 2.57%, 11/25/46(i)	USD	1,127	$614,186
Impac CMB Trust, Series 2005-6, Class 1A1, 2.56%, 10/25/35(i)		391	359,243
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 2.40%, 06/25/35(b)(i)		92	88,834
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1, 2.25%, 07/25/46(i)		112	94,478
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A1, 6.50%, 05/25/36(j)		694	605,557

			2,858,704

Commercial Mortgage-Backed Securities — 3.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.19%, 09/15/34(b)(i)		630	626,260
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.17%, 04/15/35(b)(i)		500	501,810
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 5.12%, 12/15/36(b)(i)		350	350,440
Aventura Mall Trust, Series 2013-AVM, Class E, 3.74%, 12/05/32(b)(i)		700	710,065
BAMLL Commercial Mortgage Securities Trust(b)(i):
Series 2013-DSNY, Class F, 5.57%, 09/15/26		700	698,981
Series 2016-ISQ, Class E, 3.61%, 08/14/34(c)		700	654,500
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(i)		133	133,535
BBCMS Mortgage Trust, Series 2018-CHRS, Class E, 1.00%, 08/05/38(b)(i)		200	170,910
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(b)(i)		200	191,929
Benchmark Mortgage Trust, Series 2018-B5, Class D, 1.00%, 07/15/51(b)(i)		550	463,994
BWAY Mortgage Trust(b)(i):
Series 2013-1515, Class F, 3.93%, 03/10/33		700	665,699
Series 2015-1740, Class E, 4.45%, 01/10/35		500	471,662
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.49%, 04/10/29(b)(i)		280	280,786
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, 3.79%, 04/10/28(b)(i)		410	406,993
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class D, 5.12%, 05/10/49(b)(i)		110	103,034
Commercial Mortgage Trust:
Series 2015-CR23, Class D, 4.25%, 05/10/48(i)		1,000	816,082
Series 2015-CR25, Class D, 3.79%, 08/10/48(i)		110	90,754
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		400	337,335
Series 2015-LC21, Class C, 4.31%, 07/10/48(i)		700	682,728
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		700	574,832
Series 2017-DLTA, Class F, 4.65%, 08/15/35(b)(i)		640	633,203
Core Industrial Trust, Series 2015-CALW, Class G, 3.85%, 02/10/34(b)(i)		600	568,225
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(b)(i)		700	594,526
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(b)(c)(i)		420	376,677
GAHR Commercial Mortgage Trust(b)(i):
Series 2015-NRF, Class EFX, 3.38%, 12/15/34		485	479,727
Series 2015-NRF, Class FFX, 3.38%, 12/15/34		250	246,112
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(i)		500	487,693
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, 4.57%, 07/15/32(b)(i)		130	130,122

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust:
Series 2014-GC22, Class D, 4.69%, 06/10/47(b)(i)	USD	290	$246,467
Series 2015-GC32, Class D, 3.35%, 07/10/48		1,000	807,474
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		560	434,480
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-PM1A, Class G, 6.13%, 08/12/40(b)(c)(i)		217	218,291
Series 2015-JP1, Class D, 4.24%, 01/15/49(i)		500	468,979
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(i)		711	615,361
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(i)		500	492,786
Series 2017-MAUI, Class F, 5.85%, 07/15/34(b)(i)		700	702,183
Series 2018-WPT, Class FFX, 5.54%, 07/05/23(b)		490	480,530
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(b)(i)		150	143,359
MAD Mortgage Trust, Series 2017-330M, Class E, 4.03%, 08/15/34(b)(i)		270	255,836
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.79%, 07/12/38(i)		164	166,549
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		700	576,092
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		500	399,402
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		250	196,257
Morgan Stanley Capital I Trust:
Series 2018-MP, Class E, 0.00%, 07/11/40		330	300,089
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(i)		700	672,629
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(i)		700	593,248
Series 2018-H3, Class C, 5.01%, 07/15/51(i)		320	320,696
Series 2018-SUN, Class F, 4.65%, 07/15/35(b)(i)		450	450,000
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 5.12%, 11/15/34(b)(i)		380	382,987
USDC, Series 2018-USDC, Class F, 4.49%, 05/12/38(b)(i)		280	257,914
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class C, 5.98%, 04/15/47(i)		190	192,529
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 02/15/48(b)		500	399,528
Series 2015-NXS4, Class D, 3.60%, 12/15/48(i)		350	307,235
Series 2018-C44, Class C, 5.00%, 05/15/51(i)		170	168,251
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		240	191,007
Series 2018-C45, Class C, 4.73%, 06/15/51		110	109,134

			22,997,907
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, 1.35%, 10/15/48(b)(i)		4,650	381,160

Total Non-Agency Mortgage-Backed Securities — 4.5% (Cost: $25,921,762)			26,237,771

Preferred Securities — 4.4%

Capital Trusts — 3.6%(e)(g)
Banks — 1.6%
Bank of America Corp., Series X, 6.25%		1,518	1,580,617
Citigroup, Inc.:
5.90%		2,255	2,307,767
Series P, 5.95%		706	713,060
Citizens Financial Group, Inc., 5.50%		75	76,817
Fifth Third Bancorp, Series J, 4.90%		650	653,250
JPMorgan Chase & Co., Series CC, 4.62%		1,675	1,563,110

Security	Par (000)		Value
Banks (continued)
M&T Bank Corp., Series F, 5.13%	USD	625	$621,875
SunTrust Banks, Inc.:
Series G, 5.05%		830	814,956
Series H, 5.12%		1,150	1,082,438

			9,413,890
Capital Markets — 0.4%
Bank of New York Mellon Corp. (The), Series F, 4.62%		1,175	1,119,434
Goldman Sachs Group, Inc. (The):
Series P, 5.00%		375	349,688
Series O, 5.30%		145	142,825
Series M, 5.38%		390	397,800
Northern Trust Corp., Series D, 4.60%		700	682,500

			2,692,247
Consumer Finance — 0.4%
Discover Financial Services, Series C, 5.50%		575	563,500
General Motors Financial Co., Inc., Series A, 5.75%		1,571	1,543,508

			2,107,008
Insurance — 0.3%
Progressive Corp. (The), Series B, 5.37%		335	334,581
XLIT Ltd., Series E, 4.80%		1,385	1,364,225

			1,698,806
Oil, Gas & Consumable Fuels — 0.9%
Andeavor Logistics LP, Series A, 6.87%		2,275	2,279,266
EnLink Midstream Partners LP, Series C, 6.00%		1,600	1,388,000
Plains All American Pipeline LP, Series B, 6.12%		1,550	1,507,375

			5,174,641

Total Capital Trusts — 3.6% (Cost: $21,285,088)			21,086,592

		Shares
Preferred Stocks — 0.6%

Banks — 0.2%
KeyCorp, Series E, 6.13%(e)(g)		32,500	879,775

Capital Markets — 0.4%
Morgan Stanley, Series K, 5.85%(e)(g)		83,000	2,152,190

Consumer Finance — 0.0%
SLM Corp., Series B, 4.04%(e)(g)		3,500	248,640

Electric Utilities — 0.0%
Entergy Arkansas, Inc., 4.88%		1,210	29,524
Entergy Louisiana LLC, 4.88%		4,525	110,003
Entergy Mississippi, Inc., 4.90%		401	9,752
Entergy Texas, Inc., 5.63%		4,716	121,437

			270,716

Total Preferred Stocks — 0.6% (Cost: $3,427,304)			3,551,321

Trust Preferreds — 0.2%(g)

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 4.57%, 12/21/65(b)		896,000	818,720

Consumer Finance — 0.1%
ILFC E-Capital Trust II, 4.82%, 12/21/65(b)		397,000	361,270

Total Trust Preferreds — 0.2% (Cost: $1,257,798)			1,179,990

Total Preferred Securities — 4.4% (Cost: $25,970,190)			25,817,903

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Government Sponsored Agency Securities — 0.5%

Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(i):
Series 2017-DNA3, Class M2, 4.56%, 03/25/30	USD	580	$602,618
Series 2018-DNA1, Class B1, 5.21%, 07/25/30		300	288,489
Federal National Mortgage Association Variable Rate Notes(i):
Series 2016-C06, Class 1M2, 6.31%, 04/25/29		164	187,128
Series 2017-C01, Class 1B1, 7.81%, 07/25/29		189	226,443
Series 2017-C03, Class 1M2, 5.06%, 10/25/29		112	120,588
Series 2017-C04, Class 2M2, 4.91%, 11/25/29		164	171,921
Series 2017-C05, Class 1B1, 5.66%, 01/25/30		185	192,395
Series 2017-C05, Class 1M2, 4.26%, 01/25/30		169	173,097
Series 2017-C07, Class 1B1, 6.06%, 05/25/30		95	99,362
Series 2018-C02, Class 2M2, 4.26%, 08/25/30		1,000	1,004,964

			3,067,005

Commercial Mortgage-Backed Securities — 0.0%
Finnish Real Estate Management Federation Mortgage Trust, Series 2018-K732, Class B, 4.05%, 05/25/2025(g)		200	193,835

Total U.S. Government Sponsored Agency Securities — 0.5% (Cost: $3,165,150)			3,260,840

Total Long-Term Investments — 99.2% (Cost: $587,677,825)			585,931,239

Short-Term Securities — 16.9%

Foreign Government Obligations — 0.1%
Egypt — 0.1%
Arab Republic of Egypt Treasury Bills:(k)
17.74%, 10/16/18	EGP	325	17,532
17.55%, 11/13/18		15,300	813,573

			831,105

Total Foreign Government Obligations — 0.1% (Cost: $845,605)			831,105

Security	Shares	Value
Money Market Funds — 16.8%(l)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(o)	72,114,270	$72,114,270
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.70%	1,788,270	1,788,270
SL Liquidity Series LLC, Money Market Series, 2.21%(m)(o)	25,183,103	25,188,140

Total Money Market Funds — 16.8% (Cost: $99,087,668)		99,090,680

Total Short-Term Securities — 16.9% (Cost: $99,933,273)		99,921,785

Total Investments — 116.1% (Cost: $687,611,098)		685,853,024
Liabilities in Excess of Other Assets — (16.1)%		(95,106,463)

Net Assets — 100.0%		$590,746,561

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Perpetual security with no stated maturity date.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Security, or a portion of the security, is on loan.
(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(k)	Rates are discount rates or a range of discount rates at the time of purchase.
(l)	Annualized 7-day yield as of period end.
(m)	Security was purchased with the cash collateral from loaned securities.
(n)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(o)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliates	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,500,525	52,613,745	(b)	—	72,114,270	$72,114,270	$266,752		$63	$—
SL Liquidity Series, LLC, Money Market Series	5,703,187	19,479,916	(b)	—	25,183,103	25,188,140	318,787	(c)	3,336	2,443
BlackRock Allocation Target Shares, Series A	1,947,076	3,100,196		—	5,047,272	50,926,976	1,492,201		139,558	(449,051)
BlackRock Floating Rate Income Portfolio, Class K	2,602,764	7,105,579		(5,739,660)	3,968,683	40,282,136	887,083		(152,626)	(93,612)
BlackRock High Yield Portfolio, Class K	455,141	502,652		(957,793)	—	—	52,959		18,762	(4,546)
iShares 0-5 Year High Yield Corporate Bond ETF	—	591,943		—	591,943	27,785,804	532,654		—	(64,028)
iShares 1-3 Year Credit Bond ETF	—	81,333		(81,333)	—	—	15,687		(5,242)	—
iShares Core High Dividend ETF	40,293	—		(40,293)	—	—	92,940		(90,036)	41,236
iShares Core S&P 500 ETF	—	80,906		(80,906)	—	—	—		(597,318)	—
iShares Emerging Markets Dividend ETF	16,531	—		(16,531)	—	—	25,078		21,034	(17,909)
iShares iBoxx $ High Yield Corporate Bond ETF	138,376	481,018		(31,886)	587,508	50,596,190	1,315,936		(114,115)	(639,768)
iShares U.S. Preferred Stock ETF	246,997	—		(246,997)	—	—	43,657		100,157	(223,876)

						$266,893,516	$5,043,734		$(676,427)	$(1,449,111)

(a)	Includes net capital gain distributions.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury 10 Year Note	77	09/19/18	$9,195	$(54,241)
U.S. Treasury Long Bond	35	09/19/18	5,004	56,462
DAX Index	7	09/21/18	2,622	33,841
EURO STOXX 50 Index	1,151	09/21/18	47,444	1,460,835
MSCI Emerging Markets E-Mini Index	344	09/21/18	18,856	(492,185)
S&P 500 E-Mini Index	780	09/21/18	109,867	1,322,843
U.S. Treasury 2 Year Note	296	09/28/18	62,567	(57,352)
U.S. Treasury 5 Year Note	262	09/28/18	29,639	12,064

				2,282,267

Short Contracts
Euro-Bobl	1	09/06/18	154	112
Euro-Schatz	1	09/06/18	131	125
EUR Currency	92	09/17/18	13,498	154,641
JPY Currency	35	09/17/18	3,924	53,049
U.S. Treasury 10 Year Ultra Note	16	09/19/18	2,034	(12,001)
U.S. Treasury Ultra Bond	7	09/19/18	1,098	(16,660)

				179,266

				$2,461,533

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	4,229,544	USD	303,000	Standard Chartered Bank	08/10/18	$17,837
USD	265,090	EUR	224,823	Barclays Bank plc	08/13/18	1,975
USD	287,016	IDR	4,129,300,316	Barclays Bank plc	08/14/18	467
USD	274,712	IDR	4,018,493,290	Citibank NA	12/14/18	655

						20,934

USD	303,000	ZAR	4,063,275	Standard Chartered Bank	08/10/18	(5,224)
IDR	4,129,300,316	USD	286,757	Citibank NA	08/14/18	(208)

						(5,432)

	Net Unrealized Appreciation					$15,502

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	80	$(1,390)	$(264)	$(1,126)
Australia and New Zealand Banking Group Ltd.	1.00	Quarterly	JP Morgan Chase Bank NA	12/20/20	USD	120	(2,104)	(373)	(1,731)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	20	(451)	244	(695)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	40	(903)	459	(1,362)
Standard Chartered Bank	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	10	(226)	125	(351)
Republic of Colombia	1.00	Quarterly	Citibank NA	06/20/23	USD	431	305	5,907	(5,602)

							$(4,769)	$6,098	$(10,867)

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$6,735	$(637)	$—	$(10,867)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$2,817,519	$207,690	$68,763	$—	$3,093,972
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	20,934	—	—	20,934
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,735	—	—	—	—	6,735

	$—	$6,735	$2,817,519	$228,624	$68,763	$—	$3,121,641

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$492,185	$—	$140,254	$—	$632,439
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,432	—	—	5,432
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	11,504	—	—	—	—	11,504

	$—	$11,504	$492,185	$5,432	$140,254	$—	$649,375

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$10,685,105	$(476,888)	$(1,054,500)	$—	$9,153,717
Forward foreign currency exchange contracts	—	—	—	(23,910)	—	—	(23,910)
Options purchased(a)	—	—	9,635	—	—	—	9,635
Swaps	—	5,044	—	—	—	—	5,044

	$—	$5,044	$10,694,740	$(500,798)	$(1,054,500)	$—	$9,144,486

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,850,672	$551,810	$(56,994)	$—	$2,345,488
Forward foreign currency exchange contracts	—	—	—	15,502	—	—	15,502
Options purchased(b)	—	—	55,402	—	—	—	55,402
Swaps	—	(3,514)	—	—	—	—	(3,514)

	$—	$(3,514)	$1,906,074	$567,312	$(56,994)	$—	$2,412,878

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$219,989,851
Average notional value of contracts — short	$22,702,126
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$679,866
Average amounts sold — in USD	$292,158
Options:
Average value of option contracts purchased	$40,676
Credit default swaps:
Average notional value — buy protection	$569,668

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$907,944	$—
Forward foreign currency exchange contracts	20,934	5,432
Swaps — OTC(a)	6,735	11,504

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$935,613	$16,936
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(907,944)	—

Total derivative assets and liabilities subject to an MNA	$27,669	$16,936

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$2,442	$—	$—	$—	$2,442
BNP Paribas SA	703	(703)	—	—	—
Citibank NA	6,562	(5,810)	—	—	752
Morgan Stanley & Co. International plc	125	(125)	—	—	—
Standard Chartered Bank	17,837	(5,224)	—	—	12,613

	$27,669	$(11,862)	$—	$—	$15,807

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
BNP Paribas SA	$2,057	$(703)	$—	$—	$1,354
Citibank NA	5,810	(5,810)	—	—	—
JP Morgan Chase Bank NA	3,494	—	—	—	3,494
Morgan Stanley & Co. International plc	351	(125)	—	—	226
Standard Chartered Bank	5,224	(5,224)	—	—	—

	$16,936	$(11,862)	$—	$—	$5,074

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements. The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$45,361,779	$5,694,334	$51,056,113
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	19,662,949	10,918,165	892,666	31,473,780
Oil, Gas & Consumable Fuels	29,803,487	—	—	29,803,487
Real Estate Management & Development	155,446	2,655,887	—	2,811,333
Corporate Bonds(a)	—	92,678,021	—	92,678,021
Equity-Linked Notes(a)	—	122,050,425	—	122,050,425
Foreign Agency Obligations(a)	—	4,697,229	—	4,697,229
Foreign Government Obligations(a)	—	22,823,237	—	22,823,237
Investment Companies	173,221,100	—	—	173,221,100
Non-Agency Mortgage-Backed Securities	—	24,988,303	1,249,468	26,237,771
Preferred Securities:
Banks	879,775	9,413,890	—	10,293,665
Capital Markets	2,152,190	2,692,247	—	4,844,437
Commercial Services & Supplies	—	818,720	—	818,720
Consumer Finance	248,640	2,468,278	—	2,716,918
Electric Utilities	270,716	—	—	270,716
Insurance	—	1,698,806	—	1,698,806
Oil, Gas & Consumable Fuels	—	5,174,641	—	5,174,641
U.S. Government Sponsored Agency Securities	—	3,260,840	—	3,260,840
Short-Term Securities:
Foreign Government Obligations(a)	—	831,105	—	831,105
Money Market Funds	73,902,540	—	—	73,902,540

Subtotal	$300,296,843	$352,531,573	$7,836,468	$660,664,884

Investments valued at NAV(b)				$25,188,140

Total Investments				$685,853,024

Derivative Financial Instruments(c)
Assets:
Equity contracts	$2,817,519	$—	$—	$2,817,519
Foreign currency exchange contracts	207,690	20,934	—	228,624
Interest rate contracts	68,763	—	—	68,763
Liabilities:
Credit contracts	—	(10,867)	—	(10,867)
Equity contracts	(492,185)	—	—	(492,185)
Foreign currency exchange contracts	—	(5,432)	—	(5,432)
Interest rate contracts	(140,254)	—	—	(140,254)

	$2,461,533	$4,635	$—	$2,466,168

(a)	See above Schedule of Investments for values in each industry or country.
(b)	As of July 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	BlackRock Dynamic High Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Equity- Linked Notes	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of July 31, 2017	$2,725,000	$—	$2,487,569	$620,060	$184,537	$6,017,166
Transfers into Level 3	478,315	—	—	—	—	478,315
Transfers out of Level 3	(2,725,000)	—	—	—	(184,537)	(2,909,537)
Accrued discounts/premiums	2,961	—	—	5,520	—	8,481
Net realized gain (loss)	4,503	—	25,559	(17,801)	—	12,261
Net change in unrealized appreciation (depreciation)(a)(b)	(63,175)	39,600	14,428	(21,641)	—	(30,788)
Purchases	5,337,500	853,066	—	746,708	—	6,937,274
Sales	(65,770)	—	(2,527,556)	(83,378)	—	(2,676,704)

Closing Balance, as of July 31, 2018	$5,694,334	$892,666	$—	$1,249,468	$—	$7,836,468

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018(b)	$(63,175)	$39,600	$—	$(21,641)	$—	$(45,216)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 9.6%
Accredited Mortgage Loan Trust, Series 2004-4, Class M2, (LIBOR USD 1 Month + 1.58%), 3.64%, 01/25/35(a)	USD	1,722	$1,651,033
Accunia European CLO I BV, Series 1X, Class E, (EURIBOR 3 Month + 7.00%), 7.00%, 07/15/29(a)	EUR	400	468,421
Adagio V CLO DAC, Series V-X, Class E, (EURIBOR 3 Month + 6.70%), 6.70%, 10/15/29(a)		165	193,539
Allegro CLO II Ltd., Series 2014-1A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.20%, 01/21/27(a)(b)	USD	500	500,537
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.47%, 01/17/31		5,350	5,326,027
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/17/31		1,000	986,235
Series 2017-2A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/17/31		1,580	1,563,792
Allegro CLO VII Ltd., Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.49%, 06/13/31(a)(b)		1,700	1,699,172
Ally Auto Receivables Trust, Series, 2018-3, Class A2, 2.72%, 05/17/21		1,340	1,339,547
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.27%, 10/18/27		15,000	14,977,101
Series 2012-5A, Class A2R3, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/18/27		7,000	6,934,039
ALM VI Ltd.(a)(b):
Series 2012-6A, Class BR3, (LIBOR USD 3 Month + 1.75%), 4.10%, 07/15/26		1,500	1,494,680
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.05%, 07/15/26		1,650	1,633,644
ALM VII Ltd.(a)(b):
Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.82%, 10/15/28		18,000	18,098,559
Series 2012-7A, Class CR, (LIBOR USD 3 Month + 3.85%), 6.19%, 10/15/28		3,750	3,764,946
ALM VII R Ltd.(a)(b):
Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 3.75%, 10/15/28		4,175	4,187,615
Series 2013-7RA, Class A2R, (LIBOR USD 3 Month + 2.00%), 4.34%, 10/15/28		1,000	1,003,865
Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 5.04%, 10/15/28		1,000	1,007,739
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class BR, (LIBOR USD 3 Month + 2.75%), 5.09%, 10/15/27		1,500	1,504,904
Series 2013-7R2A, Class CR, (LIBOR USD 3 Month + 4.10%), 6.44%, 10/15/27		1,000	1,004,560
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.83%, 10/15/28		13,250	13,264,365
Series 2013-8A, Class CR, (LIBOR USD 3 Month + 3.95%), 6.29%, 10/15/28		2,250	2,259,061
ALM XIX Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 4.35%), 6.69%, 07/15/28(a)(b)		2,000	2,018,374
ALM XVI Ltd., Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.04%, 07/15/27(a)(b)(c)		3,000	2,977,500

Security	Par (000)		Value
Asset-Backed Securities (continued)
ALM XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 7.60%), 9.94%, 07/15/27(a)(b)	USD	500	$500,039
American Express Credit Account Master Trust:
Series 2017-5, Class A, (LIBOR USD 1 Month + 0.38%), 2.45%, 02/18/25(a)		2,740	2,755,559
Series 2017-6, Class A, 2.04%, 05/15/23		3,000	2,938,789
Series 2018-4, Class A, 2.99%, 12/15/23		2,940	2,931,701
AmeriCredit Automobile Receivables Trust:
Series 2014-3, Class D, 3.13%, 10/08/20		1,980	1,983,362
Series 2016-3, Class A3, 1.46%, 05/10/21		1,887	1,876,583
Series 2017-2, Class A3, 1.98%, 12/20/21		460	455,601
Series 2018-1, Class A3, 3.07%, 12/19/22		1,540	1,537,725
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (LIBOR USD 3 Month + 4.20%), 6.53%, 12/09/26(a)(b)		1,350	1,358,057
AMMC CLO 19 Ltd., Series 2016-19A, Class E, (LIBOR USD 3 Month + 7.00%), 9.34%, 10/15/28(a)(b)		1,000	1,014,137
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.61%, 11/02/30(a)(b)		1,750	1,752,661
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.55%, 11/10/30(a)(b)		2,000	2,001,757
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A1, (LIBOR USD 1 Month + 0.80%), 2.86%, 11/25/32(a)		4,262	4,212,579
AMSR Trust(a)(b):
Series 2016-SFR1, Class D, (LIBOR USD 1 Month + 2.40%), 4.47%, 11/17/33		5,045	5,066,956
Series 2016-SFR1, Class E, (LIBOR USD 1 Month + 3.15%), 5.22%, 11/17/33		9,525	9,568,367
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.33%, 04/13/31(a)(b)		2,400	2,396,723
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/28/31		3,400	3,387,240
Series 2014-3RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/28/31		1,250	1,240,803
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.96%, 01/28/31		1,000	984,666
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/28/31(a)(b)		2,250	2,215,564
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.19%, 01/15/30(a)(b)		1,850	1,839,940
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.74%, 07/15/30(a)(b)		1,000	1,001,569
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.30%, 10/15/27(a)(b)		10,000	9,983,808
Anchorage Capital CLO 8 Ltd.(a)(b)(c):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.34%, 07/28/28		4,400	4,392,520
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		1,400	1,400,000
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/28/28		4,000	4,000,000

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A, Class D, (LIBOR USD 3 Month + 4.00%), 6.34%, 01/15/29	USD	1,350	$1,357,789
Series 2016-9A, Class E, (LIBOR USD 3 Month + 7.25%), 9.59%, 01/15/29		1,000	1,015,453
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.59%, 10/13/30(a)(b)		4,000	4,005,782
Antares CLO Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.53%), 3.88%, 01/20/30(a)(b)		5,000	5,003,102
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 3.42%, 04/15/31(a)(b)		2,400	2,398,573
Apidos CLO XV(a)(b):
Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.36%, 04/20/31		5,000	4,978,886
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/20/31		1,000	991,534
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 5.05%, 04/20/31		1,000	983,825
Apidos CLO XVIII, Series 2014-18A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/22/26(a)(b)		6,500	6,499,319
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 4.29%, 07/16/31(a)(b)(c)		1,750	1,750,000
Apidos CLO XXII, Series 2015-22A, Class D, (LIBOR USD 3 Month + 6.00%), 8.35%, 10/20/27(a)(b)		1,000	1,009,038
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.29%, 01/15/27(a)(b)		1,000	1,000,371
Apidos CLO XXIX, Series 2018-29A, Class A2, (LIBOR USD 3 Month + 1.55%), 3.94%, 07/25/30(a)(b)		1,000	992,036
Apidos CLO XXV, Series 2016-25A, Class A1, (LIBOR USD 3 Month + 1.46%), 3.81%, 10/20/28(a)(b)		17,000	17,009,299
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	219	238,520
Arbor Realty Commercial Real Estate Notes Ltd.(a)(b):
Series 2016-FL1A, Class A, (LIBOR USD 1 Month + 1.70%), 3.77%, 09/15/26	USD	990	993,698
Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.30%), 3.37%, 04/15/27		2,080	2,086,652
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)	EUR	468	548,392
Ares European CLO VIII BV, Series 8X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 02/17/30(a)		400	473,591
Ares XL CLO Ltd., Series 2016-40A, Class C, (LIBOR USD 3 Month + 3.70%), 6.04%, 10/15/27(a)(b)	USD	2,250	2,257,355
Ares XLI CLO Ltd.(a)(b):
Series 2016-41A, Class A, (LIBOR USD 3 Month + 1.41%), 3.75%, 01/15/29		950	952,851
Series 2016-41A, Class D, (LIBOR USD 3 Month + 4.20%), 6.54%, 01/15/29		900	914,666

Security	Par (000)		Value
Asset-Backed Securities (continued)
Ares XLII CLO Ltd., Series 2017-42A, Class D, (LIBOR USD 3 Month + 3.45%), 5.80%, 01/22/28(a)(b)	USD	1,000	$1,004,559
Ares XLIX CLO Ltd., Series 2018-49A, Class B, (LIBOR USD 3 Month + 1.65%), 3.99%, 07/22/30(a)(b)		500	499,038
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30(a)(b)		1,500	1,499,447
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(a)(b)		2,250	2,093,821
Ares XLVII CLO Ltd.(b):
Series 2018-47A, Class B, (LIBOR USD 3 Month + 1.45%), 3.80%, 04/15/30(a)		1,400	1,380,188
Series 2018-47A, Class C, (LIBOR USD 3 Month + 1.75%), 4.10%, 04/15/30(a)		800	796,111
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 5.05%, 04/15/30(a)		3,500	3,443,570
Series 2018-47A, Class E, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/15/30(a)		1,000	980,916
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30(a)(c)		4,500	3,825,000
Ares XLVIII CLO, Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 4.14%, 07/20/30(a)(b)		500	493,777
Ares XXVII CLO Ltd., Series 2013-2A, Class DR, (LIBOR USD 3 Month + 3.75%), 6.11%, 07/28/29(a)(b)		1,000	1,011,231
Ares XXVIII CLO Ltd., Series 2013-3A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/17/24(a)(b)		700	700,667
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 4.20%), 6.52%, 12/05/25(a)(b)		1,000	1,011,119
Ares XXXIIR CLO Ltd.(a)(b):
Series 2014-32RA, Class A2A, (LIBOR USD 3 Month + 1.55%), 3.91%, 05/15/30		1,000	991,957
Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 4.16%, 05/15/30		700	688,403
Series 2014-32RA, Class C, (LIBOR USD 3 Month + 2.90%), 5.26%, 05/15/30		500	495,298
Series 2014-32RA, Class D, (LIBOR USD 3 Month + 5.85%), 8.21%, 05/15/30		1,000	1,003,442
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 3.63%, 05/24/30(a)(b)		1,000	1,002,052
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.51%, 10/15/30		3,000	3,002,223
Series 2015-4A, Class A3R, (LIBOR USD 3 Month + 1.50%), 3.84%, 10/15/30		1,500	1,496,306
Series 2015-4A, Class DR, (LIBOR USD 3 Month + 6.15%), 8.49%, 10/15/30		4,000	4,056,006
Ares XXXVR CLO Ltd.(a)(b)(c):
Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 3.74%, 07/15/30		1,500	1,500,000
Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 4.24%, 07/15/30		1,000	1,000,000
Series 2015-35RA, Class D, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/15/30		1,000	1,000,000

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class D, (LIBOR USD 3 Month + 3.90%), 6.22%, 11/30/28(a)(b)	USD	1,500	$1,505,888
Atlas Senior Loan Fund X Ltd.(a)(b):
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.50%), 3.84%, 01/15/31		1,300	1,282,189
Series 2018-10A, Class D, (LIBOR USD 3 Month + 2.75%), 5.09%, 01/15/31		2,000	1,948,274
Atlas Senior Loan Fund XI Ltd., Series 2018-11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/26/31(a)(b)(c)		7,000	6,982,500
Atrium VIII(b):
Series 8A, Class ER, (LIBOR USD 3 Month + 7.25%), 9.60%, 10/23/24(a)		1,750	1,772,676
Series 8A, Class SUB, 0.00%, 10/23/24(d)		11,500	7,891,403
Atrium X, Series 10A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.34%, 07/16/25(a)(b)		1,000	999,833
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 3.81%, 04/15/31(a)	EUR	670	727,576
Avoca CLO XVII Designated Activity Co., Series 17X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 01/15/30(a)		271	318,660
BA Credit Card Trust:
Series 2018-A1, Class A1, 2.70%, 07/17/23	USD	4,000	3,967,865
Series 2018-A2, Class A2, 3.00%, 09/15/23		2,890	2,884,763
Babson CLO Ltd.(a)(b):
Series 2015-IA, Class AR, (LIBOR USD 3 Month + 0.99%), 3.34%, 01/20/31		15,000	14,919,340
Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.90%), 9.25%, 07/20/28		1,000	1,011,750
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.02%, 07/20/29(a)(b)		4,500	4,479,709
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2005-HE1, Class M2, (LIBOR USD 1 Month + 1.25%), 3.31%, 01/25/35		1,651	1,621,948
Series 2006-EC2, Class M2, (LIBOR USD 1 Month + 0.42%), 2.48%, 02/25/36		5,801	5,701,890
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.23%, 09/25/36		1,607	1,807,613
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.22%, 01/25/37		1,859	1,819,759
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.20%, 03/25/37		5,389	5,196,177
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.20%, 03/25/37		7,243	7,244,899
Series 2007-HE3, Class 2A, (LIBOR USD 1 Month + 0.14%), 2.20%, 04/25/37		7,936	8,388,689
Series 2007-HE5, Class 2A, (LIBOR USD 1 Month + 0.22%), 2.28%, 06/25/47(c)		23,462	21,845,205
Bear Stearns Asset-Backed Securities Trust(a):
Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 3.79%, 04/25/34		5,073	5,248,478
Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.26%, 01/25/36		2,233	2,202,926
Series 2006-1, Class M1, (LIBOR USD 1 Month + 0.50%), 2.56%, 02/25/36		1,075	1,072,993
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1R, (LIBOR USD 3 Month + 1.49%), 3.84%, 01/20/29		1,790	1,795,436
Series 2014-IVA, Class A2R, (LIBOR USD 3 Month + 2.05%), 4.40%, 01/20/29		2,500	2,507,203

Security	Par (000)		Value
Asset-Backed Securities (continued)
Benefit Street Partners CLO IX Ltd., Series 2016-9A, Class E, (LIBOR USD 3 Month + 6.67%), 9.02%, 07/20/28(a)(b)	USD	500	$500,110
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.57%, 10/18/29(a)(b)		10,000	10,013,305
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.45%, 01/20/31(a)(b)		750	745,567
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class A2, (LIBOR USD 3 Month + 2.00%), 4.34%, 01/15/29(a)(b)		2,000	2,004,965
Benefit Street Partners CLO XII Ltd.(a)(b):
Series 2017-12A Class C, (LIBOR USD 3 Month + 3.05%), 5.39%, 10/15/30		1,500	1,496,340
Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 8.75%, 10/15/30		1,500	1,518,337
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	550	605,217
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, (LIBOR USD 3 Month + 3.45%), 5.79%, 07/15/26(a)(b)	USD	1,500	1,500,442
BlueMountain CLO Ltd.(a)(b):
Series 2012-2A, Class AR, (LIBOR USD 3 Month + 1.42%), 3.75%, 11/20/28		22,700	22,730,384
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/20/29		1,350	1,353,571
Series 2013-2A Class A1R, (LIBOR USD 3 Month + 1.18%), 3.53%, 10/22/30		1,000	1,000,872
Series 2013-4A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.49%, 04/15/25		1,000	1,000,327
Series 2014-4A, Class A1R, (LIBOR USD 3 Month + 1.35%), 3.67%, 11/30/26		7,500	7,502,274
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.35%), 3.70%, 04/20/27		2,700	2,676,419
Series 2016-2A, Class D, (LIBOR USD 3 Month + 7.00%), 9.33%, 08/20/28		1,000	1,001,921
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		1,230	1,227,587
Bowman Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.18%), 3.51%, 11/23/25		3,500	3,500,710
Series 2014-1A, Class D2R, (LIBOR USD 3 Month + 3.35%), 5.68%, 11/23/25		500	500,451
BSPRT Issuer Ltd., Series 2017-FL1, Class A, (LIBOR USD 1 Month + 1.35%), 3.42%, 06/15/27(a)(b)		1,274	1,275,208
Burnham Park CLO Ltd.(a)(b):
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.43%), 3.78%, 10/20/29		12,000	12,040,974
Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.20%, 10/20/29		1,000	1,003,993
Cabela’s Credit Card Master Note Trust, Series 2015-1A, Class A1, 2.26%, 03/15/23		1,400	1,382,411
Cairn CLO VII BV, Series 2016-7X, Class E, (EURIBOR 3 Month + 6.35%), 6.35%, 01/31/30(a)	EUR	400	472,407
Canyon Capital CLO Ltd., Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.75%), 9.09%, 10/15/28(a)(b)	USD	1,000	1,009,470
Capital One Multi-Asset Execution Trust:
Series 2017-A1, Class A1, 2.00%, 01/17/23		2,655	2,615,256
Series 2018-A1, Class A1, 3.01%, 02/15/24		1,500	1,498,055

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2012-3A, Class BR, (LIBOR USD 3 Month + 2.50%), 4.84%, 10/14/28	USD	2,000	$2,006,878
Series 2012-4A, Class BR, (LIBOR USD 3 Month + 1.90%), 4.25%, 01/20/29		7,250	7,265,579
Series 2012-4A, Class C1R, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/20/29		1,500	1,507,246
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.35%), 5.70%, 08/14/30		1,500	1,505,858
Series 2013-4A, Class DRR, (LIBOR USD 3 Month + 2.65%), 4.37%, 01/15/31		1,000	980,697
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.03%, 05/15/31		1,500	1,494,845
Series 2015-1A, Class E1, (LIBOR USD 3 Month + 5.30%), 7.65%, 04/20/27		1,000	1,005,152
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.94%, 07/28/28		3,900	3,900,000
Series 2015-4A, Class D, (LIBOR USD 3 Month + 6.10%), 8.45%, 10/20/27		1,000	1,009,358
Carlyle US CLO Ltd., Series 2017-2A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 07/20/31(a)(b)		1,000	1,010,971
CarMax Auto Owner Trust:
Series 2015-3, Class A4, 1.98%, 02/16/21		2,000	1,983,157
Series 2018-1, Class A3, 2.48%, 11/15/22		2,820	2,789,006
Carrington Mortgage Loan Trust(a):
Series 2006-FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 2.31%, 04/25/36		2,876	2,333,814
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 2.21%, 01/25/37		4,000	3,139,037
Series 2007-HE1, Class A2, (LIBOR USD 1 Month + 0.15%), 2.21%, 06/25/37		3,458	3,430,848
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 6.05%, 04/20/29(a)(b)		1,000	1,006,269
CBAM Ltd.(a)(b):
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.23%), 3.57%, 10/17/29		10,000	10,014,467
Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.02%), 3.32%, 04/17/31(c)		4,500	4,499,550
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.70%, 04/17/31		2,500	2,445,806
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.33%, 07/15/31(c)		2,500	2,491,250
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 3.89%, 07/15/31(c)		2,000	1,992,000
C-BASS Mortgage Loan Trust, Series 2007-CB3, Class A1, 3.88%, 03/25/37(e)		7,433	4,309,920
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.56%, 06/09/30(a)(b)		3,600	3,600,769
Cedar Funding IV CLO Ltd.(a)(b):
Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 3.58%, 07/23/30		8,375	8,383,340
Series 2014-4A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 07/23/30		2,000	2,009,412
Cedar Funding IX CLO Ltd.(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.22%, 04/20/31(a)		8,900	8,851,202
Series 2018-9A, Class SUB, 0.00%, 04/20/31(d)		3,950	3,563,655
Cedar Funding VI CLO Ltd., Series 2016-6A, Class B, (LIBOR USD 3 Month + 1.93%), 4.28%, 10/20/28(a)(b)		1,750	1,751,861

Security	Par (000)		Value
Asset-Backed Securities (continued)
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A1, (LIBOR USD 3 Month + 1.00%), 3.35%, 01/20/31(a)(b)	USD	7,800	$7,734,018
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.59%, 10/17/30		7,500	7,514,196
Series 2017-8A, Class E, (LIBOR USD 3 Month + 6.35%), 8.69%, 10/17/30		1,000	1,010,450
Cent CLO 17 Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.39%, 04/30/31		8,000	7,964,135
Series C17A, Class A2R, (LIBOR USD 3 Month + 1.60%), 3.96%, 04/30/31		1,750	1,741,902
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.20%, 04/30/31		1,000	991,372
Series C17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.15%, 04/30/31		1,000	983,852
Series C17A, Class DR, (LIBOR USD 3 Month + 6.00%), 8.36%, 04/30/31		1,000	999,636
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, (LIBOR USD 3 Month + 1.33%), 3.69%, 10/29/25(a)(b)		1,900	1,899,949
Cent CLO 24 Ltd., Series 2015-24A, Class D2, (LIBOR USD 3 Month + 6.78%), 9.12%, 10/15/26(a)(b)		1,000	1,000,351
CIFC Funding Ltd.(a):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.54%, 10/18/30(b)		5,000	5,006,101
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 3.15%, 04/27/31(b)(c)		7,000	6,981,100
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 3.39%, 04/27/31(b)(c)		1,700	1,699,150
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 3.16%, 04/24/30(b)		5,000	4,997,229
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 4.01%, 04/24/30(b)(c)		500	498,400
Series 2014-3A, Class B1R, (LIBOR USD 3 Month + 1.50%), 3.85%, 07/22/26(b)		1,000	1,000,212
Series 2014-3A, Class DR, (LIBOR USD 3 Month + 3.15%), 5.50%, 07/22/26(b)		1,000	1,000,424
Series 2014-4A, Class A1R, (LIBOR USD 3 Month + 1.38%), 3.72%, 10/17/26(b)		3,500	3,499,954
Series 2014-5A, Class CR, (LIBOR USD 3 Month + 2.70%), 5.04%, 01/17/27(b)		1,000	999,900
Series 2014-V, (LIBOR USD 3 Month + 1.40%), 3.74%, 01/17/27		16,250	16,258,175
Series 2015-4A, Class C1, (LIBOR USD 3 Month + 3.80%), 6.15%, 10/20/27(b)		1,100	1,104,205
Series 2016-1A, Class A, (LIBOR USD 3 Month + 1.48%), 3.83%, 10/21/28(b)		1,750	1,755,435
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.40%), 3.56%, 04/18/31(b)		1,000	985,606
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 4.81%, 04/18/31(b)		1,000	980,167
Citibank Credit Card Issuance Trust:
Series 2017-A3, Class A3, 1.92%, 04/07/22		1,095	1,076,470
Series 2017-A7, Class A7, (LIBOR USD 1 Month + 0.37%), 2.47%, 08/08/24(a)		4,000	4,010,796
Series 2018-A1, Class A1, 2.49%, 01/20/23		4,000	3,946,743
Clear Creek CLO Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.55%, 10/20/30		7,000	7,009,403
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 3.95%, 10/20/30		2,000	1,990,456

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
CNH Equipment Trust, Series 2016-C, Class A3, 1.44%, 12/15/21	USD	4,450	$4,389,985
Colony American Homes(a)(b):
Series 2015-1A, Class D, (LIBOR USD 1 Month + 2.15%), 4.22%, 07/17/32		3,675	3,670,979
Series 2015-1A, Class E, (LIBOR USD 1 Month + 3.00%), 5.07%, 07/17/32		12,772	12,791,195
Colony Starwood Homes Trust(a)(b):
Series 2016-1A, Class D, (LIBOR USD 1 Month + 3.10%), 5.17%, 07/17/33		9,030	9,059,120
Series 2016-1A, Class E, (LIBOR USD 1 Month + 4.15%), 6.22%, 07/17/33		12,744	13,002,234
Series 2016-2A, Class D, (LIBOR USD 1 Month + 2.35%), 4.42%, 12/17/33		11,450	11,544,354
Series 2016-2A, Class E, (LIBOR USD 1 Month + 3.35%), 5.42%, 12/17/33		13,195	13,368,128
Conseco Finance Corp.:
Series 1996-5, Class M1, 8.05%, 07/15/27(d)		1,422	1,421,730
Series 1997-7, Class M1, 7.03%, 07/15/28(d)		4,909	4,876,177
Series 1998-8, Class A1, 6.28%, 09/01/30		8,115	8,648,089
Conseco Finance Securitizations Corp., Series 2001-4, Class M1, (LIBOR USD 1 Month + 1.75%), 3.84%, 09/01/33(a)		10,530	10,347,568
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.15%, 04/15/24(b)		7,480	7,432,664
Credit-Based Asset Servicing & Securitization LLC(a)(b):
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.40%, 07/25/37		2,119	1,437,273
Series 2007-RP1, Class A, (LIBOR USD 1 Month + 0.31%), 2.37%, 05/25/46		7,299	6,442,955
CVC Cordatus Loan Fund VIII DAC(a):
Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30	EUR	300	354,311
Series 8X, Class F, (EURIBOR 3 Month + 7.65%), 4.90%, 04/23/30		154	174,065
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%), 2.22%, 10/15/36(a)	USD	1,463	1,372,892
Dewolf Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.21%), 3.55%, 10/15/30(a)(b)		3,000	3,003,580
Discover Card Execution Note Trust, Series 2017-A5, Class A5, (LIBOR USD 1 Month + 0.60%), 2.67%, 12/15/26(a)		2,265	2,281,285
Drive Auto Receivables Trust, Series 2018-2, Class A3, 2.88%, 06/15/21		1,500	1,499,019
Dryden 37 Senior Loan Fund, Series 2015-37A, Class ER, (LIBOR USD 3 Month + 5.15%), 7.50%, 01/15/31(a)(b)		1,000	966,884
Dryden 41 Senior Loan Fund(a)(b):
Series 2015-41A, Class AR, (LIBOR USD 3 Month + 0.97%), 3.31%, 04/15/31		4,000	3,973,160
Series 2015-41A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.94%, 04/15/31		1,000	982,786
Dryden 50 Senior Loan Fund(b):
Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 07/15/30(a)		1,500	1,504,300
Series 2017-50A, Class SUB, 0.00%, 07/15/30(d)		4,000	3,223,784

Security	Par (000)		Value
Asset-Backed Securities (continued)
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 5.49%, 08/15/30(a)(b)	USD	1,500	$1,498,803
Elevation CLO Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 4.68%), 7.02%, 11/15/28(a)(b)		1,200	1,207,848
Enterprise Fleet Financing LLC(b):
Series 2016-2, Class A3, 2.04%, 02/22/22		1,480	1,458,298
Series 2017-1, Class A2, 2.13%, 07/20/22		732	728,045
Series 2017-1, Class A3, 2.60%, 07/20/22		650	643,435
Series 2017-3, Class A3, 2.36%, 05/20/23		1,380	1,353,072
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (EURIBOR 3 Month + 6.30%), 6.30%, 11/10/30(a)	EUR	300	353,177
Fillmore Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.90%), 5.24%, 07/15/30(a)(b)(c)	USD	770	770,000
First Franklin Mortgage Loan Trust(a):
Series 2006-FF5, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.22%, 04/25/36		4,030	3,807,488
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 2.21%, 12/25/36		4,812	4,184,614
Series 2006-FFH1, Class M1, (LIBOR USD 1 Month + 0.37%), 2.43%, 01/25/36		10,000	9,794,154
Ford Credit Floorplan Master Owner Trust A, Series 2013-2, Class A, 2.09%, 03/15/22(b)		5,900	5,808,944
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.22%), 3.56%, 07/24/30(a)(b)		22,078	22,098,228
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.54%, 10/15/30(a)(b)		2,500	2,498,055
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (LIBOR USD 3 Month + 1.10%), 3.44%, 07/15/31(a)(b)(c)		13,250	13,223,500
Galaxy XX CLO Ltd.(a)(b):
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.10%, 04/20/31		1,000	981,819
Series 2015-20A, Class D1R, (LIBOR USD 3 Month + 2.60%), 4.95%, 04/20/31		1,800	1,771,960
Galaxy XXI CLO Ltd., Series 2015-21A, Class AR, (LIBOR USD 3 Month + 1.02%), 3.37%, 04/20/31(a)(b)		2,700	2,697,103
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 4.73%, 11/15/26(a)(b)		4,365	4,366,367
Galaxy XXVII CLO Ltd.(a)(b):
Series 2018-27A, Class A, (LIBOR USD 3 Month + 1.02%), 3.37%, 05/16/31		7,000	6,998,928
Series 2018-27A, Class B1, (LIBOR USD 3 Month + 1.55%), 3.90%, 05/16/31		3,250	3,223,321
Goldentree Loan Management US CLO 3 Ltd.(a)(b)(c):
Series 2018-3A, Class AJ, (LIBOR USD 3 Month + 1.30%), 3.74%, 04/20/30		2,000	1,993,800
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 4.34%, 04/20/30		500	498,250
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class, AR, (LIBOR USD 3 Month + 1.37%), 3.71%, 10/29/26(a)(b)		14,750	14,750,487
Goldentree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.40%, 01/18/31(a)(b)		2,188	2,182,685

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
GoldentTree Loan Management US CLO 1 Ltd.(a)(b):
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.20%), 4.55%, 04/20/29	USD	2,000	$2,004,143
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.35%), 5.70%, 04/20/29		750	752,541
Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/20/30(d)		8,339	8,546,487
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 4.53%, 04/15/31(a)(b)(c)		1,400	1,360,800
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 3.62%, 03/15/27(a)(b)		2,400	2,388,959
Greywolf CLO V Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.34%, 01/27/31(a)(b)		1,000	997,831
Grippen Park CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 3.61%, 01/20/30		2,000	2,004,044
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 4.65%, 01/20/30		1,000	1,001,738
GSAA Home Equity Trust, Series 2006-18, Class AF6, 5.68%, 11/25/36(e)		4,430	2,240,337
GSAMP Trust, Series 2006-HE6, Class A4, (LIBOR USD 1 Month + 0.24%), 2.30%, 08/25/36(a)		2,302	1,962,366
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.63%, 07/28/31(a)(b)		1,000	1,000,000
Harvest CLO XVI DAC, Series 16X, Class E, (EURIBOR 3 Month + 6.40%), 6.40%, 10/15/29(a)	EUR	235	276,644
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 3.87%, 07/18/31(c)	USD	1,000	1,000,000
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 4.22%, 07/18/31(c)		1,000	1,000,000
Series 4A-2014, Class A2R, (LIBOR USD 3 Month + 1.50%), 3.86%, 01/28/30		3,000	2,959,502
Series 4A-2014, Class BR, (LIBOR USD 3 Month + 1.85%), 4.21%, 01/28/30		1,000	988,458
Series 5A-2015, Class C2R, (LIBOR USD 3 Month + 2.10%), 4.46%, 01/29/26		500	500,775
Series 5A-2015, Class D1R, (LIBOR USD 3 Month + 3.30%), 5.64%, 01/29/26		1,250	1,251,084
Series 5A-2015, Class D2R, (LIBOR USD 3 Month + 3.30%), 5.66%, 01/29/26		500	500,434
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.36%, 02/05/31		2,400	2,380,149
Series 6A-2015, Class BR, (LIBOR USD 3 Month + 1.75%), 4.11%, 02/05/31		1,100	1,080,125
Series 6A-2015, Class CR, (LIBOR USD 3 Month + 2.50%), 4.86%, 02/05/31		2,250	2,177,413
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 4.04%, 03/15/27		1,050	1,043,400
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 4.74%, 03/15/27		1,000	1,000,145
Series 8A-2016, Class CR, (LIBOR USD 3 Month + 1.95%), 4.30%, 07/20/30(c)		1,000	998,000
Series 8A-2016, Class DR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/20/30(c)		1,000	998,000

Security	Par (000)		Value
Asset-Backed Securities (continued)
Honda Auto Receivables Owner Trust:
Series 2016-4, Class A4, 1.36%, 01/18/23	USD	2,760	$2,697,096
Series 2017-1, Class A4, 2.05%, 06/21/23		6,180	6,069,520
Series 2017-4, Class A4, 2.21%, 03/21/24		2,190	2,146,343
Series 2018-1, Class A4, 2.83%, 05/15/24		2,330	2,314,408
Series 2018-2, Class A4, 3.16%, 08/19/24		3,625	3,630,534
HPS Loan Management Ltd., Series 9A-2016, Class D2, (LIBOR USD 3 Month + 6.45%), 8.79%, 07/19/27(a)(b)		1,300	1,300,105
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.81%, 03/15/21(b)		420	417,715
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class F, (LIBOR USD 1 Month + 2.50%), 4.57%, 03/17/37		1,650	1,661,801
Series 2018-SFR2, Class E, (LIBOR USD 1 Month + 2.00%), 4.07%, 06/17/37		6,290	6,308,572
Series 2018-SFR2, Class F, (LIBOR USD 1 Month + 2.25%), 4.32%, 06/17/37		22,010	22,009,925
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.07%, 07/17/37		5,997	6,010,591
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.07%, 07/17/37		17,030	17,060,429
Series 2018-SFR3, Class F, (LIBOR USD 1 Month + 2.25%), 4.32%, 07/17/37		22,055	22,054,925
JPMorgan Mortgage Acquisition Trust(e):
Series 2006-WF1, Class A3A, 5.83%, 07/25/36		3,805	1,899,864
Series 2006-WF1, Class A5, 6.41%, 07/25/36		4,776	2,382,883
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.42%, 01/20/31(a)(b)		4,500	4,490,577
LCM Loan Income Fund I Income Note Issuer Ltd., Class A1, (LIBOR USD 3 Month + 1.08%), 0.00%, 07/16/31(a)(b)		4,080	4,077,908
LCM XIV LP(a)(b):
Series 14A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.44%, 07/20/31		5,750	5,727,195
Series 14A, Class BR, (LIBOR USD 3 Month + 1.58%), 3.98%, 07/20/31		1,500	1,491,083
Series 14A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.25%, 07/20/31		1,000	991,260
LCM XV LP, Series 15A, Class CR, (LIBOR USD 3 Month + 2.40%), 4.75%, 07/20/30(a)(b)		1,500	1,506,372
LCM XVII LP, Series 17A, Class D, (LIBOR USD 3 Month + 3.50%), 5.84%, 10/15/26(a)(b)		1,000	999,641
LCM XXI LP, Series 21A, Class D, (LIBOR USD 3 Month + 5.10%), 7.45%, 04/20/28(a)(b)		2,000	2,034,970
Long Beach Mortgage Loan Trust(a):
Series 2005-3, Class 1A, (LIBOR USD 1 Month + 0.52%), 2.58%, 08/25/45		2,747	2,669,196
Series 2006-1, Class 1A, (LIBOR USD 1 Month + 0.22%), 2.28%, 02/25/36		13,431	13,017,445
Series 2006-2, Class 2A3, (LIBOR USD 1 Month + 0.19%), 2.25%, 03/25/46		16,238	7,978,432
Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.21%, 05/25/36		32,578	22,262,615
Series 2006-6, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.21%, 07/25/36		7,422	3,835,482
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.22%, 11/25/36		4,978	2,248,403
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.28%, 11/25/36		4,776	2,175,013

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Madison Park Funding X Ltd.(a)(b):
Series 2012-10A, Class AR, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/20/29	USD	12,500	$12,527,150
Series 2012-10A, Class DR, (LIBOR USD 3 Month + 4.20%), 6.55%, 01/20/29		2,370	2,390,583
Series 2012-10A, Class ER, (LIBOR USD 3 Month + 7.62%), 9.97%, 01/20/29		1,000	1,017,839
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, (LIBOR USD 3 Month + 1.26%), 3.61%, 07/20/26(a)(b)		750	750,376
Madison Park Funding XIII Ltd., Series 2014-13A, Class DR2, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/19/30(a)(b)(c)		1,000	1,000,595
Madison Park Funding XIV Ltd., Series 2014-14A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.47%, 07/20/26(a)(b)		3,000	3,002,106
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 4.54%, 01/27/26(a)(b)		1,450	1,452,000
Madison Park Funding XVI Ltd., Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 7.85%, 04/20/26(a)(b)		500	501,109
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.54%, 10/21/30(a)(b)		7,500	7,508,285
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.52%, 04/25/29(a)(b)		2,500	2,503,463
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.56%, 07/29/30(a)(b)		3,500	3,504,166
Madison Park Funding XXVII Ltd.(a)(b):
Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 3.38%, 04/20/30		3,000	2,986,989
Series 2018-27A, Class B, (LIBOR USD 3 Month + 1.80%), 4.15%, 04/20/30(c)		1,000	989,000
Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 04/20/30(c)		1,000	996,400
Madison Park Funding XXX Ltd., Series 2018-30A, Class D, (LIBOR USD 3 Month + 2.50%), 4.84%, 04/15/29(a)(b)		1,500	1,469,574
Marble Point CLO XI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 3.51%, 12/18/30		8,000	7,996,053
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 3.83%, 12/18/30		1,500	1,483,504
MASTR Asset-Backed Securities Trust, Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 2.32%, 06/25/36(a)(b)		3,831	3,045,808
Mercedes-Benz Master Owner Trust, Series 2018-BA, Class A, (LIBOR USD 1 Month + 0.34%), 2.30%, 05/15/23(a)(b)		3,550	3,551,708
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month + 0.00%), 2.50%, 04/25/57(a)(b)		2,126	2,076,577
Mill Creek II CLO Ltd.(a)(b):
Series 2016-1A, Class C, (LIBOR USD 3 Month + 3.35%), 5.70%, 04/20/28		1,000	998,138
Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.85%), 7.20%, 04/20/28		1,000	1,000,208
Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.75%), 10.10%, 04/20/28		1,000	1,001,735

Security	Par (000)		Value
Asset-Backed Securities (continued)
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class AFPT, (LIBOR USD 1 Month + 0.07%), 2.13%, 11/25/36(a)	USD	8,819	$4,415,247
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.92%, 09/25/46(e)		776	356,803
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.60%, 10/20/30(a)(b)		8,250	8,266,064
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, (LIBOR USD 1 Month + 1.20%), 3.27%, 12/15/28(a)(b)		1,435	1,450,965
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.00%, 04/22/29(a)(b)		750	754,403
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR, (LIBOR USD 3 Month + 2.55%), 4.91%, 11/14/27		1,500	1,503,632
Series 2014-18A, Class CR, (LIBOR USD 3 Month + 4.25%), 6.60%, 11/14/27		1,250	1,255,977
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class D, (LIBOR USD 3 Month + 3.85%), 6.19%, 10/17/27(a)(b)		3,000	3,008,716
Neuberger Berman Loan Advisers CLO 26 Ltd.(a)(b):
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.50%, 10/18/30		7,500	7,503,868
Series 2017-26A, Class B, (LIBOR USD 3 Month + 1.50%), 3.83%, 10/18/30		1,500	1,498,330
Neuberger Berman Loan Advisers CLO 27 Ltd., Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/15/30(a)(b)		1,000	984,347
Neuberger Berman Loan Advisers CLO 28 Ltd., Series 2018-28A, Class D, (LIBOR USD 3 Month + 2.85%), 4.90%, 04/20/30(a)(b)(c)		500	498,950
Nissan Auto Receivables Owner Trust:
Series 2017-C, Class A3, 2.12%, 04/18/22		2,560	2,521,419
Series 2018-A, Class A3, 2.65%, 05/16/22		3,040	3,020,819
Nissan Master Owner Trust Receivables:
Series 2016-A, Class A2, 1.54%, 06/15/21		2,930	2,898,403
Series 2017-B, Class A, (LIBOR USD 1 Month + 0.43%), 2.50%, 04/18/22(a)		2,955	2,965,341
Series 2017-C, Class A, (LIBOR USD 1 Month + 0.32%), 2.39%, 10/17/22(a)		2,960	2,961,856
Oak Hill Credit Partners X Ltd., Series 2014-10A, Class AR, (LIBOR USD 3 Month + 1.13%), 3.48%, 07/20/26(a)(b)		8,000	7,999,492
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/23/30(a)(b)		1,000	990,740
Oaktree CLO Ltd., Series 2014-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.57%, 10/20/26(a)(b)		1,000	999,869
Oakwood Mortgage Investors, Inc.:
Series 1998-D, Class M1, 7.42%, 01/15/29(b)		1,249	1,266,082
Series 1999-C, Class A2, 7.48%, 08/15/27		5,627	5,498,977
Series 2001-D, Class A3, 5.90%, 09/15/22(d)		514	414,853
Series 2002-B, Class A4, 7.09%, 06/15/32(d)		97	105,419

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
OCP CLO Ltd.(a)(b):
Series 2012-2A, Class A1R, (LIBOR USD 3 Month + 1.40%), 3.73%, 11/22/25	USD	4,500	$4,502,264
Series 2012-2A, Class DR, (LIBOR USD 3 Month + 4.47%), 6.80%, 11/22/25		1,000	1,006,033
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.14%, 04/17/27		1,000	1,001,718
Series 2016-11A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 3.61%, 10/26/30		1,000	1,000,393
Series 2016-12A, Class A1, (LIBOR USD 3 Month + 1.57%), 3.90%, 10/18/28		4,250	4,255,572
OCP Euro CLO DAC(a):
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32	EUR	298	337,254
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		200	214,570
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(a)		400	460,914
Octagon Investment Partners 26 Ltd.(a)(b):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 1.80%), 4.14%, 04/20/31	USD	2,250	2,220,736
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 5.19%, 04/20/31		1,250	1,249,980
Series 2016-1, Class AR, (LIBOR USD 3 Month + 5.40%), 7.74%, 04/20/31		875	857,146
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 4.59%, 07/15/29(a)(b)		1,000	1,002,976
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (LIBOR USD 3 Month + 1.40%), 3.75%, 01/20/30(a)(b)		2,000	1,972,834
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.95%, 01/20/31(a)(b)		1,000	987,741
Octagon Investment Partners XVII Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.34%, 01/25/31		2,000	1,993,462
Series 2013-1A, Class BR2, (LIBOR USD 3 Month + 1.40%), 3.74%, 01/25/31		1,000	992,645
Series 2013-1A, Class ER2, (LIBOR USD 3 Month + 5.15%), 7.49%, 01/25/31		500	493,594
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 2.75%), 5.10%, 01/22/30(a)(b)		1,750	1,728,555
OHA Credit Partners XIV Ltd., Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.50%), 3.85%, 01/21/30(a)(b)		1,000	985,623
OHA Loan Funding Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.41%), 3.75%, 08/15/29(a)(b)		1,000	1,004,237
OZLM Funding IV Ltd., Series 2013-4A, Class BR, (LIBOR USD 3 Month + 2.20%), 4.55%, 10/22/30(a)(b)		1,500	1,502,513
OZLM VI Ltd.(a)(b):
Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 4.09%, 04/17/31		1,400	1,398,638
Series 2014-6A, Class B1S, (LIBOR USD 3 Month + 2.10%), 4.44%, 04/17/31		1,000	1,001,123
Series 2014-6A, Class CS, (LIBOR USD 3 Month + 3.13%), 5.47%, 04/17/31		1,200	1,202,626

Security	Par (000)		Value
Asset-Backed Securities (continued)
OZLM XI Ltd.(a)(b):
Series 2015-11A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.61%, 10/30/30	USD	8,750	$8,765,614
Series 2015-11A, Class CR, (LIBOR USD 3 Month + 3.60%), 5.94%, 10/30/30		1,100	1,108,495
OZLM XII Ltd.(a)(b):
Series 2015-12A, Class A1, (LIBOR USD 3 Month + 1.45%), 3.81%, 04/30/27		2,750	2,750,129
Series 2015-12A, Class A2, (LIBOR USD 3 Month + 2.00%), 4.36%, 04/30/27		2,500	2,499,209
OZLM XIII Ltd., Series 2015-13A, Class C, (LIBOR USD 3 Month + 4.50%), 6.86%, 07/30/27(a)(b)		1,000	1,000,263
OZLM XIX Ltd.(a)(b):
Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.57%, 11/22/30		10,000	10,016,971
Series 2017-19A, Class C, (LIBOR USD 3 Month + 3.10%), 5.45%, 11/22/30		1,000	999,702
OZLM XX Ltd.(a)(b)(c):
Series 2018-20A, Class B, (LIBOR USD 3 Month + 1.95%), 4.11%, 04/20/31		1,500	1,497,750
Series 2018-20A, Class C, (LIBOR USD 3 Month + 2.95%), 5.11%, 04/20/31		1,500	1,494,450
OZLME BV, Series 1X, Class E, (EURIBOR 3 Month + 6.45%), 6.45%, 01/18/30(a)	EUR	238	280,823
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		148	166,574
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 4.99%, 01/17/31	USD	500	486,518
Series 2014-1A, Class DR2, (LIBOR USD 3 Month + 5.70%), 8.04%, 01/17/31		1,500	1,481,953
Series 2015-2A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 3.62%, 07/20/30		1,000	1,001,428
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.21%, 04/18/31(c)		12,500	12,513,750
Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.45%), 3.63%, 04/18/31(c)		3,000	3,003,300
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.75%), 3.93%, 04/18/31		1,000	980,813
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.50%), 4.68%, 04/18/31(c)		1,000	992,300
Series 2018-1A, Class D, (LIBOR USD 3 Month + 5.15%), 7.33%, 04/18/31		1,000	990,002
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 3.36%, 07/16/31(c)		3,000	3,000,300
PFS Financing Corp.(b):
Series 2016-BA, Class A, 1.87%, 10/15/21		830	818,092
Series 2018-B, Class A, 2.89%, 02/15/23		1,540	1,523,600
Progress Residential Trust(b):
Series 2015-SFR3, Class F, 6.64%, 11/12/32		1,625	1,687,137
Series 2016-SFR1, Class E, (LIBOR USD 1 Month + 3.85%), 5.92%, 09/17/33(a)		4,640	4,666,681
Series 2016-SFR2, Class D, (LIBOR USD 1 Month + 2.50%), 4.57%, 01/17/34(a)		17,135	17,217,507
Series 2016-SFR2, Class E, (LIBOR USD 1 Month + 3.55%), 5.62%, 01/17/34(a)		15,575	15,722,699
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.55%, 10/15/30(a)(b)		8,000	8,009,724

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Regatta V Funding Ltd., Series 2014-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.50%, 10/25/26(a)(b)	USD	2,500	$2,499,647
Rockford Tower CLO Ltd.(a)(b):
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.64%, 10/15/29		1,000	1,008,272
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.54%, 10/20/30		17,000	16,989,674
Series 2017-3A, Class E, (LIBOR USD 3 Month + 5.75%), 8.10%, 10/20/30		1,180	1,146,051
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 3.36%, 05/20/31		7,000	6,974,750
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 3.98%, 05/20/31		1,000	996,519
Series 2018-1A, Class D, (LIBOR USD 3 Month + 3.00%), 5.26%, 05/20/31		500	491,580
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.43%, 01/15/30(a)(b)		4,500	4,496,749
Santander Drive Auto Receivables Trust, Series 2014-4, Class D, 3.10%, 11/16/20		2,000	2,002,993
SLM Private Education Loan Trust(b):
Series 2011-B, Class A2, 3.74%, 02/15/29		435	436,495
Series 2013-A, Class A2A, 1.77%, 05/17/27		189	188,456
Series 2013-B, Class A2A, 1.85%, 06/17/30		454	451,147
Series 2013-B, Class A2B, (LIBOR USD 1 Month + 1.10%), 3.17%, 06/17/30(a)		811	814,812
SMB Private Education Loan Trust(b):
Series 2014-A, Class A2A, 3.05%, 05/15/26		2,728	2,720,397
Series 2015-C, Class A2B, (LIBOR USD 1 Month + 1.40%), 3.47%, 07/15/27(a)		1,634	1,656,662
Series 2016-A, Class A2A, 2.70%, 05/15/31		854	832,972
Series 2016-B, Class A2A, 2.43%, 02/17/32		993	962,670
Series 2016-C, Class A2A, 2.34%, 09/15/34		4,030	3,912,486
Series 2017-A, Class A2B, (LIBOR USD 1 Month + 0.90%), 2.97%, 09/15/34(a)		2,550	2,572,170
Series 2018-A, Class A2A, 3.50%, 02/15/36		2,170	2,158,546
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 2.80%, 01/15/37(a)		1,770	1,769,825
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36		1,074	1,057,295
Series 2016-A, Class A1, (LIBOR USD 1 Month + 1.75%), 3.81%, 08/25/36(a)		1,633	1,684,455
Series 2016-C, Class A2B, 2.36%, 12/27/32		430	420,711
Series 2016-D, Class A2A, 1.53%, 04/25/33		284	283,101
Series 2016-D, Class A2B, 2.34%, 04/25/33		570	557,696
Series 2017-F, Class A2FX, 2.84%, 01/25/41		2,250	2,192,489
Series 2018-A, Class A2A, 2.39%, 02/25/42		1,236	1,225,902
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.40%, 01/26/31(a)(b)		3,400	3,392,722
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, (LIBOR USD 3 Month + 1.30%), 3.65%, 01/23/27(a)(b)		4,250	4,249,975
Sound Point CLO XII Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.25%), 6.60%, 10/20/28(a)(b)		1,000	1,005,333

Security	Par (000)		Value
Asset-Backed Securities (continued)
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 3.65%, 04/18/31(a)(b)(c)	USD	6,000	$6,010,800
Stanwich Mortgage Loan Co., Series 2016-NPA1, Class NOTE, 3.84%, 10/16/46(b)(d)		5,497	5,488,461
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 4.94%, 01/15/30(a)(b)		1,700	1,678,865
Symphony CLO XII Ltd.(a)(b):
Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.37%, 10/15/25		977	976,596
Series 2013-12A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.59%, 10/15/25		1,500	1,501,521
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.35%, 01/23/28(a)(b)		1,000	1,012,014
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, (LIBOR USD 3 Month + 2.20%), 4.57%, 12/21/29(a)(b)		4,000	4,019,003
THL Credit Wind River CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.34%), 3.67%, 04/18/29		1,500	1,502,985
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.23%), 3.58%, 07/20/30		10,000	10,009,979
Tiaa CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.49%, 01/16/31(a)(b)		10,000	9,975,078
Towd Point Mortgage Trust(b)(d):
Series 2016-3, Class A1, 2.25%, 04/25/56		1,309	1,276,692
Series 2016-4, Class A1, 2.25%, 07/25/56		2,495	2,421,809
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A4, 1.98%, 12/15/22		8,585	8,354,117
Series 2017-D, Class A4, 2.12%, 02/15/23		1,250	1,223,259
Series 2018-B, Class A3, 2.96%, 09/15/22		2,840	2,835,634
Treman Park CLO Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.37%), 3.72%, 04/20/27		4,000	3,999,974
Series 2015-1A, Class D, (LIBOR USD 3 Month + 3.86%), 6.21%, 04/20/27		1,000	1,002,913
Tricon American Homes Trust, Series 2017-SFR2, Class F, 5.10%, 01/17/36(b)		7,938	7,992,775
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, (LIBOR USD 3 Month + 0.89%), 3.24%, 04/15/29(a)(b)		1,400	1,390,241
Unique Pub Finance Co. plc (The), Series A45.66%, 06/30/27	GBP	857	1,235,488
USAA Auto Owner Trust, Series 2016-1, Class A4, 1.39%, 11/15/21	USD	2,616	2,582,111
Venture XXIV CLO Ltd., Series 2016-24A, Class A1P, (LIBOR USD 3 Month + 1.56%), 3.91%, 10/20/28(a)(b)		3,750	3,755,059
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (LIBOR USD 3 Month + 4.25%), 6.60%, 01/20/29(a)(b)		1,000	1,014,804
Vibrant CLO III Ltd.(a)(b):
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.48%), 3.83%, 04/20/26		4,380	4,379,973
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 2.05%), 4.40%, 04/20/26		1,000	999,702
Vibrant CLO V Ltd., Series 2016-5A, Class C, (LIBOR USD 3 Month + 2.80%), 5.15%, 01/20/29(a)(b)		1,000	1,005,983

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Vibrant CLO VII Ltd., Series 2017-7A, Class D, (LIBOR USD 3 Month + 6.60%), 8.95%, 09/15/30(a)(b)	USD	500	$507,418
Voya CLO, Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.02%), 8.36%, 06/07/30(a)(b)		900	915,364
Voya CLO Ltd.(a)(b):
Series 2013-3A, Class A2R, (LIBOR USD 3 Month + 1.50%), 3.86%, 01/18/26		750	749,921
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.23%, 04/18/31		1,000	1,000,759
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.80%), 5.13%, 04/18/31		1,000	984,105
Series 2016-2A, Class D, (LIBOR USD 3 Month + 6.95%), 9.29%, 07/19/28		1,500	1,504,663
Series 2016-3A, Class C, (LIBOR USD 3 Month + 3.85%), 6.18%, 10/18/27		1,500	1,505,660
Series 2016-3A, Class D, (LIBOR USD 3 Month + 6.85%), 9.18%, 10/18/27		1,000	1,011,115
Series 2017-3A, Class C, (LIBOR USD 3 Month + 3.55%), 5.90%, 07/20/30		900	908,455
Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 4.94%, 04/19/31		2,000	1,950,663
Series 2018-2A, Class E, (LIBOR USD 3 Month + 5.25%), 7.62%, 07/15/31		1,500	1,456,181
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE1, Class A, (LIBOR USD 1 Month + 0.14%), 2.20%, 07/25/37(a)(b)		4,099	3,866,702
Washington Mutual Asset-Backed CertificatesTrust, Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.22%, 10/25/36(a)		21,241	18,336,579
Webster Park CLO Ltd.(a)(b):
Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 3.70%, 07/20/30		3,800	3,797,460
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 5.25%, 07/20/30		1,000	996,250
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 5.50%), 7.85%, 07/20/30		2,250	2,234,432
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 3.67%, 04/20/29(a)(b)		2,000	2,003,378
Westcott Park CLO Ltd.(a)(b):
Series 2016-1A, Class D, (LIBOR USD 3 Month + 4.35%), 6.70%, 07/20/28		500	505,665
Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.20%), 9.55%, 07/20/28		1,000	1,022,600
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 05/20/25(b)		153	152,391
WVUE, Series 2015-1A, Class A, 7.50%, 09/25/20(b)(e)		148	148,170
York CLO 1 Ltd.(a)(b):
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.35%), 4.70%, 01/22/27		1,300	1,298,374
Series 2014-1A, Class DR, (LIBOR USD 3 Month + 3.40%), 5.75%, 01/22/27		2,800	2,802,217
York CLO-2 Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 3.50%, 01/22/31		16,000	16,003,042
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 3.80%, 01/22/31		1,000	982,193

Security	Par (000)		Value
Asset-Backed Securities (continued)
York CLO-3 Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 5.95%, 10/20/29	USD	2,000	$2,012,999
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.75%, 10/20/29		2,750	2,783,885
York CLO-4 Ltd., Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.45%, 01/20/30(a)(b)		1,750	1,773,140

Total Asset-Backed Securities — 9.6% (Cost: $1,575,162,071)			1,590,835,387

		Shares
Common Stocks — 18.3%

Aerospace & Defense — 0.1%
Harris Corp.		1,062	175,177
Raytheon Co.		4,753	941,237
Thales SA		20,471	2,687,315
United Technologies Corp.		88,558	12,020,863

			15,824,592
Air Freight & Logistics — 0.2%
bpost SA		237,969	3,751,428
Cia de Distribucion Integral Logista Holdings SA		256,103	6,067,004
Deutsche Post AG (Registered)		570,317	20,146,789
Royal Mail plc		213,614	1,314,272
United Parcel Service, Inc., Class B		46,927	5,626,078

			36,905,571
Airlines — 0.0%
Deutsche Lufthansa AG (Registered)		72,487	2,033,798

Auto Components — 0.0%
BorgWarner, Inc.		9,734	447,959
Nokian Renkaat OYJ		85,519	3,708,838

			4,156,797
Automobiles — 0.2%
Bayerische Motoren Werke AG		140,413	13,575,180
Daimler AG (Registered)		211,497	14,638,588
Ford Otomotiv Sanayi A/S		21,460	257,464
Hero MotoCorp Ltd.		103,217	4,963,113

			33,434,345
Banks — 1.3%
Banco Macro SA, ADR		72,246	4,935,124
Bank Mandiri Persero Tbk. PT		15,810,700	7,299,778
Bank of China Ltd., Class H		18,910,000	8,933,394
Bank of Nova Scotia (The)		58,346	3,457,657
Bank Polska Kasa Opieki SA		339,975	10,409,801
Citigroup, Inc.		82,176	5,907,633
Citizens Financial Group, Inc.		155,714	6,194,303
Credicorp Ltd.		4,658	1,065,611
CTBC Financial Holding Co. Ltd.		1,128,000	765,339
Danske Bank A/S		340,423	9,892,874
DBS Group Holdings Ltd.		380,400	7,484,491
Erste Group Bank AG(f)		233,519	10,086,005
FinecoBank Banca Fineco SpA		771,079	9,041,998
First Financial Holding Co. Ltd.		914,000	628,715
Grupo Financiero Banorte SAB de CV, Class O		1,506,090	10,505,115
Hang Seng Bank Ltd.		10,700	291,599
HDFC Bank Ltd.		367,023	11,588,602
IndusInd Bank Ltd.		365,907	10,667,902

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Banks (continued)
Industrial & Commercial Bank of China Ltd., Class H	18,521,000	$13,764,137
Itau Unibanco Holding SA, ADR	1,192,071	14,292,931
KBC Group NV	6,171	473,739
M&T Bank Corp.	47,265	8,193,388
Mega Financial Holding Co. Ltd.	66,000	58,793
Moneta Money Bank A/S(b)	292,939	1,004,817
Royal Bank of Canada	33,393	2,606,803
Shinhan Financial Group Co. Ltd.	299,562	11,685,710
Siam Commercial Bank PCL (The), NVDR	1,934,100	8,144,958
Svenska Handelsbanken AB, Class A	555,153	6,857,535
Swedbank AB, Class A	14,077	332,883
TCS Group Holding plc, GDR	389,515	8,335,621
United Overseas Bank Ltd.	347,500	6,910,205
US Bancorp	150,900	7,999,209
Wells Fargo & Co.	148,654	8,516,388

		218,333,058
Beverages — 0.4%
Anheuser-Busch InBev SA/NV	37,626	3,828,974
Coca-Cola Co. (The)	370,639	17,282,896
Constellation Brands, Inc., Class A	1,165	244,918
Diageo plc	461,396	16,927,466
Heineken NV	67,940	6,864,788
Keurig Dr Pepper, Inc.	1,575	37,816
PepsiCo, Inc.	170,431	19,599,565
Pernod Ricard SA	7,776	1,252,852
Wuliangye Yibin Co. Ltd., Class A	22,000	233,623

		66,272,898
Biotechnology — 0.1%
AbbVie, Inc.	130,531	12,038,874
Gilead Sciences, Inc.	11,645	906,331

		12,945,205
Capital Markets — 0.1%
Deutsche Boerse AG	60,490	7,971,763
IG Group Holdings plc	512,104	6,181,774
TP ICAP plc	463,949	1,703,415

		15,856,952
Chemicals — 0.0%
BASF SE	17,302	1,658,544
Formosa Chemicals & Fibre Corp.	86,000	339,282
Koninklijke DSM NV	8,344	889,302
PTT Global Chemical PCL, NVDR	158,300	389,663
Sika AG (Registered)	21,449	3,045,508

		6,322,299
Commercial Services & Supplies — 0.1%
Dai Nippon Printing Co. Ltd.	9,800	214,116
Loomis AB, Class B	203,321	6,380,304
S-1 Corp.	24,241	1,878,778
Societe BIC SA	18,795	1,796,696
Toppan Printing Co. Ltd.	63,000	484,740
Waste Management, Inc.	103,251	9,292,590

		20,047,224
Communications Equipment — 0.1%
Cisco Systems, Inc.	367,742	15,551,809
Motorola Solutions, Inc.	14,276	1,731,679

		17,283,488
Construction & Engineering — 0.3%
Bouygues SA	405,063	17,788,117
HOCHTIEF AG	34,237	6,156,381
Larsen & Toubro Ltd.	501,167	9,531,963
Skanska AB, Class B	248,883	4,681,591

Security	Shares	Value
Construction & Engineering (continued)
Vinci SA	129,832	$13,063,931

		51,221,983
Containers & Packaging — 0.2%
Amcor Ltd.	1,405,474	15,733,738
DS Smith plc	1,585,699	10,476,665
International Paper Co.	200,810	10,789,522

		36,999,925
Distributors — 0.1%
Genuine Parts Co.	149,238	14,522,350
Jardine Cycle & Carriage Ltd.	14,200	351,562

		14,873,912
Diversified Financial Services — 0.0%
Fubon Financial Holding Co. Ltd.	670,000	1,111,559

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	9,812	313,690
BCE, Inc.	198,868	8,450,954
Elisa OYJ	103,641	4,500,192
HKT Trust & HKT Ltd.(g)	2,050,000	2,739,980
Nippon Telegraph & Telephone Corp.	51,500	2,382,058
PCCW Ltd.	1,941,000	1,133,492
Proximus SADP	84,654	2,074,794
Swisscom AG (Registered)	18,922	8,883,800
Telenor ASA	628,424	12,293,238
Telia Co. AB	2,170,073	10,438,451
TELUS Corp.	734,507	26,848,451

		80,059,100
Electric Utilities — 0.5%
Alliant Energy Corp.	3,875	166,509
American Electric Power Co., Inc.	5,799	412,541
CLP Holdings Ltd.	63,500	725,865
EDP - Energias de Portugal SA	1,861,217	7,593,433
Endesa SA	239,404	5,536,119
Enel SpA	1,337,867	7,453,161
Evergy, Inc.	85,292	4,784,028
Fortum OYJ	321,800	8,084,588
Iberdrola SA	2,269,836	17,647,747
Inter RAO UES PJSC	111,993,348	7,425,199
OGE Energy Corp.	54,314	1,968,339
Pinnacle West Capital Corp.	65,989	5,307,495
Power Assets Holdings Ltd.	91,500	647,341
PPL Corp.	153,959	4,429,401
Red Electrica Corp. SA	316,549	6,709,303
SSE plc	267,294	4,379,993
Terna Rete Elettrica Nazionale SpA	1,043,701	5,846,441

		89,117,503
Electrical Equipment — 0.1%
AMETEK, Inc.	58,195	4,527,571
Eaton Corp. plc	29,003	2,412,179
Schneider Electric SE	82,559	6,626,669

		13,566,419
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	40,291	3,767,612
Corning, Inc.	99,530	3,302,405
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	50,600	257,027
Hexagon AB, Class B	105,802	6,448,570
Merry Electronics Co. Ltd.	209,000	1,114,624
TE Connectivity Ltd.	83,216	7,786,521

		22,676,759

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 1.9%
Alexandria Real Estate Equities, Inc.	79,503	$10,131,862
Ascendas REIT	805,800	1,630,686
Assura plc	17,093,494	12,683,915
AvalonBay Communities, Inc.	82,992	14,677,135
Boston Properties, Inc.	120,532	15,130,382
British Land Co. plc (The)	1,117,781	9,680,947
Community Healthcare Trust, Inc.	116,372	3,491,160
EPR Properties	251,685	16,734,536
Equinix, Inc.	27,593	12,121,053
Frasers Logistics & Industrial Trust	4,343,510	3,349,839
Highwoods Properties, Inc.	230,139	11,302,126
Ichigo Hotel REIT Investment Corp.	815	1,019,412
Ichigo Office REIT Investment	4,075	3,374,632
Invincible Investment Corp.	14,833	6,548,791
Japan Rental Housing Investments, Inc.	10,595	8,624,727
Kenedix Office Investment Corp.	1,600	9,704,545
Kenedix Retail REIT Corp.	2,961	6,470,070
Klepierre SA	21,366	804,667
Liberty Property Trust	326,910	14,011,363
Link REIT	550,500	5,462,115
National Storage REIT	8,904,213	11,319,115
PLA Administradora Industrial S de RL de CV	4,256,156	6,645,338
Prologis, Inc.	1,586	104,073
PRS REIT plc (The)(f)	3,052,363	4,196,682
Ramco-Gershenson Properties Trust	888,309	11,681,263
RioCan REIT	794,952	15,167,551
Sabra Health Care REIT, Inc.	372,809	8,056,403
Scentre Group	3,612,943	11,447,544
Secure Income REIT plc	897,602	4,471,719
Simon Property Group, Inc.	75,301	13,268,789
Spirit Realty Capital, Inc.	1,100,122	9,208,021
Stockland	16,248	50,206
Takara Leben Real Estate Investment Corp.(f)	3,927	3,202,991
Target Healthcare REIT Ltd.	3,864,606	5,630,462
Tritax Big Box REIT plc	5,272,595	10,535,650
Unibail-Rodamco SE(c)(g)	29,817	6,619,407
Unibail-Rodamco-Westfield(g)	48,452	10,756,397
VEREIT, Inc.	1,195,326	9,120,337

		308,435,911
Food & Staples Retailing — 0.2%
ICA Gruppen AB	58,986	1,955,671
Jeronimo Martins SGPS SA	184,758	2,745,342
Koninklijke Ahold Delhaize NV	329,656	8,383,375
Seven & i Holdings Co. Ltd.	17,200	702,446
Wal-Mart de Mexico SAB de CV	1,836,000	5,359,915
Walmart, Inc.	96,010	8,566,972
Wm Morrison Supermarkets plc	118,303	405,646

		28,119,367
Food Products — 0.1%
Associated British Foods plc	159,792	5,144,463
Conagra Brands, Inc.	81,936	3,007,870
Nestle Malaysia Bhd.	30,900	1,121,978
Nestle SA (Registered)	192,843	15,715,422
Uni-President Enterprises Corp.	65,000	171,938
Wilmar International Ltd.	25,100	57,806

		25,219,477
Gas Utilities — 0.1%
Naturgy Energy Group SA	260,760	7,063,680
UGI Corp.	35,391	1,880,678

		8,944,358
Health Care Equipment & Supplies — 0.2%
Ansell Ltd.	288,867	6,191,230
Danaher Corp.	23,355	2,395,756

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Koninklijke Philips NV	161,426	$7,086,530
Medtronic plc	88,849	8,016,845
Siemens Healthineers AG(b)(f)	27,975	1,246,185
Stryker Corp.	3,003	490,240

		25,426,786
Health Care Providers & Services — 0.2%
Aetna, Inc.	2,925	551,041
AmerisourceBergen Corp.	29,387	2,404,738
Express Scripts Holding Co.(f)	5,080	403,657
Fresenius Medical Care AG & Co. KGaA	74,937	7,310,417
Notre Dame Intermedica Participacoes SA(f)	668,463	4,377,700
Quest Diagnostics, Inc.	21,018	2,264,059
Sonic Healthcare Ltd.	462,727	8,975,496
UnitedHealth Group, Inc.	963	243,851

		26,530,959
Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.	137,178	8,126,425
Carnival plc	19,305	1,120,607
Compass Group plc	39,041	839,746
Crown Resorts Ltd.	86,247	866,167
Darden Restaurants, Inc.	5,239	560,259
Flight Centre Travel Group Ltd.	3,056	154,543
Las Vegas Sands Corp.	115,278	8,288,488
Marriott International, Inc., Class A	935	119,530
McDonald’s Corp.	36,044	5,678,372
Royal Caribbean Cruises Ltd.	20,959	2,363,337
TUI AG	32,211	689,080
Yum! Brands, Inc.	6,802	539,331

		29,345,885
Household Durables — 0.1%
Barratt Developments plc	113,709	796,408
Electrolux AB	103,775	2,434,168
MRV Engenharia e Participacoes SA	2,086,323	7,376,311
Persimmon plc	75,765	2,464,226
Taylor Wimpey plc	709,081	1,627,246
Toll Brothers, Inc.	52,535	1,852,384

		16,550,743
Household Products — 0.1%
Essity AB, Class B	64,406	1,611,084
Procter & Gamble Co. (The)	164,853	13,333,311

		14,944,395
Independent Power and Renewable Electricity Producers — 0.0%
Engie Brasil Energia SA	3,400	33,907
NTPC Ltd.	3,612,538	8,164,671

		8,198,578
Industrial Conglomerates — 0.1%
3M Co.	47,489	10,082,865
Industries Qatar QSC	55,278	1,890,522
Jardine Matheson Holdings Ltd.	38,300	2,593,248
SK Holdings Co. Ltd.	32,299	7,613,509

		22,180,144
Insurance — 1.2%
Admiral Group plc	3,677	95,582
Allianz SE (Registered)	143,160	31,674,817
American Financial Group, Inc.	914	102,999
Assicurazioni Generali SpA	849,770	15,068,997
AXA SA	618,758	15,590,953
BB Seguridade Participacoes SA	651,085	4,239,607
China Pacific Insurance Group Co. Ltd., Class H	2,148,200	8,405,437
CNP Assurances(f)	123,892	2,893,150
Direct Line Insurance Group plc	1,449,142	6,538,307

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Insurance (continued)
Gjensidige Forsikring ASA	145,545	$2,336,146
Hannover Rueck SE	43,935	5,860,252
Hiscox Ltd.	289,202	6,067,958
Legal & General Group plc	192,656	662,993
Mapfre SA	859,826	2,698,438
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	29,432	6,521,989
Old Mutual Ltd.(f)	1,759,053	4,024,917
Powszechny Zaklad Ubezpieczen SA	678,750	7,806,569
Progressive Corp. (The)	20,383	1,223,184
Prudential Financial, Inc.	76,728	7,742,622
Sampo OYJ, Class A	644,440	32,729,812
SCOR SE	313,972	12,214,676
Tryg A/S	89,261	2,184,974
Zurich Insurance Group AG(f)	67,897	20,820,653

		197,505,032
Internet & Direct Marketing Retail — 0.0%
Amazon.com, Inc.(f)	2,844	5,055,039

Internet Software & Services — 0.1%
Facebook, Inc., Class A(f)	11,339	1,956,885
NetEase, Inc., ADR	32,290	8,330,820
Tencent Holdings Ltd.	85,800	3,905,135

		14,192,840
IT Services — 0.1%
Amadeus IT Group SA	54,038	4,609,765
Broadridge Financial Solutions, Inc.	3,891	439,605
Fidelity National Information Services, Inc.	28,773	2,967,360
Paychex, Inc.	97,736	6,745,739
Western Union Co. (The)	24,253	488,940

		15,251,409
Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	75,427	4,981,199
Lonza Group AG (Registered)(f)	18,743	5,769,423

		10,750,622
Machinery — 0.3%
Atlas Copco AB, Class A(f)	229,250	6,564,899
Illinois Tool Works, Inc.	20,535	2,943,282
Ingersoll-Rand plc	10,852	1,069,031
Kone OYJ, Class B	479,334	26,203,183
Metso OYJ	76,669	2,808,121
Sandvik AB	136,073	2,488,188
Spirax-Sarco Engineering plc	69,235	6,307,050
Volvo AB, Class B	44,370	778,650
Wartsila OYJ Abp	342,827	7,421,741

		56,584,145
Marine — 0.0%
Kuehne + Nagel International AG (Registered)	2,893	461,723

Media — 0.1%
Astro Malaysia Holdings Bhd.	107,100	48,215
Eutelsat Communications SA	127,032	2,719,455
Media Nusantara Citra Tbk. PT	48,289,351	3,305,005
ProSiebenSat.1 Media SE	169,288	4,569,060
RTL Group SA	28,412	2,117,996

		12,759,731
Metals & Mining — 0.1%
Ferrexpo plc	2,677,116	6,834,372
POSCO	37,014	10,893,788
Rio Tinto plc	4,158	228,278

		17,956,438

Security	Shares	Value
Multiline Retail — 0.1%
Canadian Tire Corp. Ltd., Class A	6,265	$853,265
Dollar General Corp.	17,212	1,689,358
Kohl’s Corp.	51,512	3,805,191
Target Corp.	52,801	4,259,985

		10,607,799
Multi-Utilities — 0.1%
Ameren Corp.	31,894	1,979,341
CMS Energy Corp.	17,324	837,442
Engie SA	576,813	9,314,698
Innogy SE(f)	100,667	4,327,882
National Grid plc	102,385	1,093,776

		17,553,139
Oil, Gas & Consumable Fuels — 4.6%
Andeavor Logistics LP	244,686	11,143,000
Antero Midstream Partners LP	567,369	18,745,872
Bharat Petroleum Corp. Ltd.	1,285,839	7,332,573
BP Midstream Partners LP	546,078	11,325,658
China Petroleum & Chemical Corp., Class H	3,014,000	2,897,186
CNOOC Ltd.	8,462,000	14,176,796
ConocoPhillips	401	28,940
Delek Logistics Partners LP	178,395	5,226,974
Dominion Energy Midstream Partners LP	198,893	3,062,952
Enagas SA	128,892	3,603,381
Energy Transfer Partners LP	3,941,979	82,623,880
EnLink Midstream Partners LP	503,450	7,843,751
Enterprise Products Partners LP	2,845,546	82,520,834
EQT Midstream Partners LP	374,186	19,154,581
Genesis Energy LP	897,697	20,638,054
LUKOIL PJSC, ADR	127,588	9,123,857
Magellan Midstream Partners LP	970,382	69,634,612
MPLX LP	1,783,089	64,957,932
Novatek PJSC, GDR	48,160	7,661,566
Occidental Petroleum Corp.	13,296	1,115,933
ONEOK, Inc.	430,942	30,355,554
Phillips 66	2,233	275,418
Phillips 66 Partners LP	163,999	8,798,546
Plains All American Pipeline LP	2,590,047	64,181,365
PTT PCL, NVDR	5,054,700	7,788,691
Qatar Gas Transport Co. Ltd.	2,084,895	9,614,223
Royal Dutch Shell plc, Class A	37,516	1,285,557
Royal Dutch Shell plc, Class B	360,947	12,642,969
Shell Midstream Partners LP	676,851	15,364,518
Snam SpA	2,026,933	8,704,787
Targa Resources Corp.	284,984	14,554,133
Thai Oil PCL, NVDR	186,600	450,263
TOTAL SA	497,145	32,426,461
Valero Energy Partners LP	211,910	8,298,396
Western Gas Partners LP	682,734	34,908,189
Williams Cos., Inc. (The)	569,265	16,935,634
Williams Partners LP	1,175,249	52,921,462

		762,324,498
Paper & Forest Products — 0.1%
UPM-Kymmene OYJ	387,822	13,757,079

Personal Products — 0.1%
Unilever plc	361,099	20,627,769

Pharmaceuticals — 1.4%
AstraZeneca plc	266,586	20,520,797
Bristol-Myers Squibb Co.	116,847	6,864,761
Coloplast A/S, Class B	4,257	308,084
Eli Lilly & Co.	64,075	6,331,251
GlaxoSmithKline plc	598,943	12,440,197
Hypera SA	983,418	7,283,995

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	243,471	$32,264,777
Merck & Co., Inc.	158,130	10,416,023
Novartis AG (Registered)	345,020	28,954,682
Novo Nordisk A/S, Class B	355,516	17,685,963
Pfizer, Inc.	344,866	13,770,499
Richter Gedeon Nyrt.	442,185	7,991,370
Roche Holding AG	47,359	11,633,573
Sanofi	564,710	49,127,686
Zoetis, Inc.	7,899	683,106

		226,276,764
Professional Services — 0.1%
Adecco Group AG (Registered)	82,227	5,055,088
ManpowerGroup, Inc.	6,718	626,520
SGS SA (Registered)	1,976	5,150,764
Wolters Kluwer NV	9,813	590,928

		11,423,300
Real Estate Management & Development — 0.3%
Aroundtown SA	724,272	6,042,051
Daito Trust Construction Co. Ltd.	500	83,784
Entra ASA(b)	540,479	7,891,722
First Capital Realty, Inc.	113,545	1,770,145
Land & Houses PCL	397,400	143,336
Land & Houses PCL, NVDR	15,142,200	5,461,569
LEG Immobilien AG	55,879	6,285,043
Swiss Prime Site AG (Registered)(f)	52,627	4,822,871
Vonovia SE	231,144	11,186,737

		43,687,258
Road & Rail — 0.0%
Union Pacific Corp.	1,989	298,131

Semiconductors & Semiconductor Equipment — 0.5%
ASML Holding NV	36,829	7,887,608
Maxim Integrated Products, Inc.	132,005	8,070,786
MediaTek, Inc.	886,000	7,368,544
Nanya Technology Corp.	3,521,000	9,058,895
NXP Semiconductors NV(f)	3,051	290,882
Phison Electronics Corp.	11,000	91,419
Powertech Technology, Inc.	182,000	515,714
Silergy Corp.	201,000	4,623,259
Taiwan Semiconductor Manufacturing Co. Ltd.	3,028,000	24,211,018
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	343,484	14,154,976
Xilinx, Inc.	1,127	81,223

		76,354,324
Software — 0.1%
CDK Global, Inc.	18,527	1,157,011
Check Point Software Technologies Ltd.(f)	7,188	809,872
Microsoft Corp.	64,116	6,801,425
SAP SE(h)	54,230	6,311,614
Synopsys, Inc.(f)	48,211	4,311,510

		19,391,432
Specialty Retail — 0.1%
Home Product Center PCL, NVDR	1,926,500	853,003
Industria de Diseno Textil SA	228,171	7,477,308
Lowe’s Cos., Inc.	15,509	1,540,664
Nitori Holdings Co. Ltd.	28,200	4,249,928
Vivo Energy plc(b)(f)	3,137,581	6,259,712

		20,380,615
Technology Hardware, Storage & Peripherals — 0.1%
Advantech Co. Ltd.	12,000	79,570
Apple, Inc.	2,207	419,970
Canon, Inc.	245,200	7,955,353

Security	Shares		Value
Technology Hardware, Storage & Peripherals (continued)
Chicony Electronics Co. Ltd.		349,326	$791,847
FUJIFILM Holdings Corp.		1,200	49,530

			9,296,270
Textiles, Apparel & Luxury Goods — 0.1%
ANTA Sports Products Ltd.		947,000	4,836,546
Gildan Activewear, Inc.		16,092	414,531
LVMH Moet Hennessy Louis Vuitton SE		2,438	849,614
Moncler SpA		80,494	3,547,664
VF Corp.		30,620	2,819,183
Yue Yuen Industrial Holdings Ltd.		32,500	87,447

			12,554,985
Thrifts & Mortgage Finance — 0.0%
Indiabulls Housing Finance Ltd.		421,275	7,991,735

Tobacco — 0.6%
Altria Group, Inc.		468,930	27,516,812
British American Tobacco plc		578,620	31,808,082
Imperial Brands plc		394,204	15,097,119
Japan Tobacco, Inc.		195,300	5,558,181
Philip Morris International, Inc.		141,042	12,171,925

			92,152,119
Trading Companies & Distributors — 0.0%
Ferguson plc		15,601	1,230,339

Transportation Infrastructure — 0.2%
Atlantia SpA		750,742	22,237,490
DP World Ltd.		318,026	7,314,598
Grupo Aeroportuario del Pacifico SAB de CV, Class B		552,864	5,229,704
Jiangsu Expressway Co. Ltd., Class H		4,660,000	5,668,557

			40,450,349
Water Utilities — 0.0%
Severn Trent plc		12,790	324,613

Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, ADR, Class L		305,552	5,227,995
China Mobile Ltd.		740,000	6,684,727
Far EasTone Telecommunications Co. Ltd.		3,269,402	7,759,545
Mobile TeleSystems PJSC, ADR		492,848	4,322,277
Rogers Communications, Inc., Class B		325,261	16,582,473
Vodafone Group plc		174,614	426,575

			41,003,592

Total Common Stocks — 18.3% (Cost: $2,786,798,991)			3,031,143,079

	Par (000)
Corporate Bonds — 28.7%

Aerospace & Defense — 0.4%
Arconic, Inc.:
6.15%, 08/15/20	USD	1,980	2,049,300
5.40%, 04/15/21		1,000	1,019,040
5.87%, 02/23/22		2,840	2,932,300
5.13%, 10/01/24		6,061	6,045,848
5.90%, 02/01/27		1,735	1,735,000
BBA US Holdings, Inc., 5.38%, 05/01/26(b)		1,466	1,476,980
Bombardier, Inc.(b):
7.75%, 03/15/20		1,212	1,278,660
8.75%, 12/01/21		3,961	4,371,954
5.75%, 03/15/22		5,970	5,999,850
6.00%, 10/15/22		1,033	1,040,747
6.13%, 01/15/23		4,624	4,699,140

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Aerospace & Defense (continued)
Bombardier, Inc. (continued)
7.50%, 12/01/24	USD	6,858	$7,295,198
7.50%, 03/15/25		4,199	4,408,950
BWX Technologies, Inc., 5.38%, 07/15/26(b)		1,120	1,136,800
KLX, Inc., 5.88%, 12/01/22(b)		8,848	9,168,740
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		1,000	1,032,500
L3 Technologies, Inc., 4.95%, 02/15/21		1,000	1,034,579
Leonardo SpA, 1.50%, 06/07/24	EUR	200	225,153
TransDigm UK Holdings plc, 6.88%, 05/15/26(b)	USD	1,912	1,964,580
TransDigm, Inc.:
5.50%, 10/15/20		500	500,625
6.00%, 07/15/22		2,471	2,514,737
6.50%, 07/15/24		900	921,375
6.50%, 05/15/25		3,645	3,686,006
6.38%, 06/15/26		1,924	1,933,620
United Technologies Corp., 1.90%, 05/04/20		5,000	4,900,656

			73,372,338
Air Freight & Logistics — 0.1%
CEVA Group plc, 6.00% ( 6.00% Cash or 9.00% PIK), 09/01/20(b)(i)		76	78,586
United Parcel Service, Inc., 3.13%, 01/15/21		2,733	2,737,654
XPO Logistics, Inc.(b):
6.50%, 06/15/22		2,727	2,801,992
6.13%, 09/01/23		3,075	3,159,563

			8,777,795
Airlines — 0.1%
American Airlines Group, Inc.(b):
5.50%, 10/01/19		410	416,150
4.63%, 03/01/20		1,042	1,045,908
Avianca Holdings SA, 8.38%, 05/10/20		7,095	7,192,627
Delta Air Lines, Inc.:
3.40%, 04/19/21		2,000	1,988,030
3.63%, 03/15/22		1,725	1,713,176
Intrepid Aviation Group Holdings LLC, 8.50%, 08/15/21(b)		790	795,925
Southwest Airlines Co., 2.65%, 11/05/20		2,000	1,975,353
Virgin Australia Pass-Through Trust(b):
Series 2013-1C, 7.13%, 10/23/18		179	180,402
Series 2013-1, Class A, 5.00%, 10/23/23		611	621,825

			15,929,396
Auto Components — 0.2%
Adient Global Holdings Ltd.:
3.50%, 08/15/24	EUR	887	986,701
4.88%, 08/15/26(b)	USD	600	550,500
Adler Pelzer Holding GmbH, 4.13%, 04/01/24	EUR	977	1,148,407
Allison Transmission, Inc., 5.00%, 10/01/24(b)	USD	655	643,538
American Axle & Manufacturing, Inc.:
6.63%, 10/15/22		409	419,225
6.25%, 04/01/25		490	476,525
6.50%, 04/01/27		350	340,375
Delphi Technologies plc, 5.00%, 10/01/25(b)		550	518,656
Federal-Mogul LLC, 5.00%, 07/15/24	EUR	570	696,443
GKN Holdings plc, 3.38%, 05/12/32	GBP	400	534,186
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	EUR	490	588,738
Goodyear Tire & Rubber Co. (The):
5.13%, 11/15/23	USD	615	605,775
5.00%, 05/31/26		435	405,638
Icahn Enterprises LP:
6.00%, 08/01/20		1,656	1,683,614
5.88%, 02/01/22		1,000	1,006,250

Security	Par (000)		Value
Auto Components (continued)
Icahn Enterprises LP (continued)
6.25%, 02/01/22	USD	3,370	$3,435,277
6.75%, 02/01/24		5,695	5,794,662
6.38%, 12/15/25		2,840	2,854,200
IHO Verwaltungs GmbH(i):
2.75% ( 2.75% Cash or 3.50% PIK), 09/15/21	EUR	845	1,002,031
4.12% ( 4.12% Cash or 4.88% PIK), 09/15/21(b)	USD	300	296,250
3.25% ( 3.25% Cash or 4.00% PIK), 09/15/23	EUR	1,355	1,614,581
4.50% ( 4.50% Cash or 5.25% PIK), 09/15/23(b)	USD	300	288,000
3.75% ( 3.75% Cash or 4.50% PIK), 09/15/26	EUR	525	626,145
4.75% ( 4.75% Cash or 5.50% PIK), 09/15/26(b)	USD	600	564,300
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	400	491,922
Schaeffler Finance BV, 4.75%, 05/15/23(b)	USD	3,590	3,554,100
Tenneco, Inc., 5.00%, 07/15/26		500	440,000
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(a)(j)		1,013	937,204
ZF North America Capital, Inc., 4.75%, 04/29/25(b)		399	407,088

			32,910,331
Automobiles — 0.1%
BMW US Capital LLC, 1.85%, 09/15/21(b)		450	429,932
Daimler Finance North America LLC, 2.25%, 09/03/19(b)		1,450	1,436,740
Fiat Chrysler Automobiles NV:
4.50%, 04/15/20		1,060	1,073,250
3.75%, 03/29/24	EUR	990	1,249,461
Fiat Chrysler Finance Europe SA:
6.75%, 10/14/19		310	390,154
4.75%, 07/15/22		557	728,424
Hyundai Capital America:
2.55%, 04/03/20(b)	USD	815	800,715
(LIBOR USD 3 Month + 0.94%), 3.26%, 07/08/21(a)		1,400	1,402,604
Jaguar Land Rover Automotive plc(b):
4.25%, 11/15/19		200	200,250
3.50%, 03/15/20		850	841,500
5.63%, 02/01/23		150	148,828
4.50%, 10/01/27		450	398,813
Nissan Motor Acceptance Corp., 2.15%, 07/13/20(b)		1,000	975,486
Tesla, Inc., 5.30%, 08/15/25(b)		1,990	1,761,150
Toyota Motor Corp., 3.18%, 07/20/21		1,700	1,702,431
Volvo Car AB, 2.00%, 01/24/25	EUR	800	925,770

			14,465,508
Banks — 7.1%
ABN AMRO Bank NV(a)(j):
(EUR Swap Annual 5 Year + 5.45%), 5.75%		6,100	7,641,263
(EUR Swap Annual 5 Year + 3.90%), 4.75%		2,700	3,061,947
Allied Irish Banks plc(a):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(j)		4,990	6,506,088
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		1,580	1,953,941

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
Australia & New Zealand Banking Group Ltd.:
2.05%, 09/23/19	USD	2,200	$2,176,258
2.25%, 11/09/20		1,340	1,310,440
2.70%, 11/16/20		2,000	1,976,552
2.55%, 11/23/21		3,000	2,912,308
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(j)		8,634	8,990,152
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(j)		2,062	2,147,058
Banco Bilbao Vizcaya Argentaria SA(a)(j):
(EUR Swap Annual 5 Year + 6.16%), 7.00%	EUR	2,800	3,355,930
(EUR Swap Annual 5 Year + 9.18%), 8.88%		1,400	1,857,416
Banco BPM SpA:
4.25%, 01/30/19		300	355,299
2.75%, 07/27/20		1,300	1,540,920
1.75%, 04/24/23		570	628,193
Banco de Sabadell SA, (EUR Swap Annual 5 Year + 6.41%), 6.50%(a)(j)		200	241,646
Banco Espirito Santo SA(f)(k):
2.63%, 05/08/17		800	280,644
4.75%, 01/15/18		1,500	504,282
4.00%, 01/21/19		5,400	1,862,775
Banco Santander SA(a)(j):
(EUR Swap Annual 5 Year + 5.41%), 6.25%		5,100	6,067,286
(EUR Swap Annual 5 Year + 6.80%), 6.75%		3,400	4,335,321
(EUR Swap Annual 5 Year + 4.10%), 4.75%		400	428,609
Bank of America Corp.:
Series L, 2.25%, 04/21/20	USD	3,000	2,958,750
5.63%, 07/01/20		1,635	1,708,317
2.15%, 11/09/20		4,000	3,908,333
5.00%, 05/13/21		1,000	1,046,036
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		2,760	2,707,330
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		755	741,733
2.50%, 10/21/22		920	880,915
3.30%, 01/11/23		900	888,382
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		1,715	1,658,132
Bank of East Asia Ltd. (The)(a)(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.83%), 5.50%		2,303	2,280,610
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%		874	829,208
Bank of Ireland(a):
(EUR Swap Annual 5 Year + 6.96%), 7.38%(j)	EUR	5,040	6,401,663
(EUR Swap Annual 5 Year + 3.55%), 4.25%, 06/11/24		1,664	1,997,658
Bank of Ireland Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27(a)	GBP	190	240,382
Bank of Montreal:
1.50%, 07/18/19	USD	4,200	4,151,872
1.75%, 09/11/19		1,100	1,086,527
3.10%, 07/13/20		1,700	1,699,313
Series D, 3.10%, 04/13/21		1,000	997,152

Security	Par (000)		Value
Banks (continued)
Bank of Nova Scotia (The):
2.45%, 03/22/21	USD	3,200	$3,131,484
3.13%, 04/20/21		3,000	2,983,595
Bankia SA(a):
(EUR Swap Annual 5 Year + 5.82%), 6.00%(j)	EUR	7,600	9,163,856
(EUR Swap Annual 5 Year + 3.17%), 4.00%, 05/22/24		900	1,075,594
(EUR Swap Annual 5 Year + 3.35%), 3.38%, 03/15/27		300	362,366
Barclays Bank plc:
5.13%, 01/08/20	USD	2,000	2,049,863
2.65%, 01/11/21		1,560	1,529,259
Barclays plc:
(EUR Swap Annual 5 Year + 5.88%), 6.50%(a)(j)	EUR	2,800	3,405,867
2.88%, 06/08/20	USD	2,000	1,976,528
3.25%, 01/12/21		3,085	3,042,519
(USD Swap Semi 5 Year + 6.77%), 7.88%(a)(j)		42,146	44,301,431
(GBP Swap 5 Year + 6.46%), 7.25%(a)(j)	GBP	825	1,123,461
4.38%, 09/11/24	USD	1,840	1,787,928
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(a)	EUR	400	475,011
5.20%, 05/12/26	USD	600	592,755
BB&T Corp.:
2.45%, 01/15/20		930	921,656
2.63%, 06/29/20		2,385	2,360,485
2.15%, 02/01/21		4,200	4,092,311
3.20%, 09/03/21		2,080	2,068,803
BNP Paribas SA:
2.38%, 05/21/20		3,000	2,955,933
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(j)		13,792	14,688,480
(USD Swap Semi 5 Year + 4.92%), 6.75%(a)(b)(j)		14,142	14,460,195
(EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(j)	EUR	2,390	3,126,310
3.80%, 01/10/24(b)	USD	770	756,271
(USD Swap Semi 5 Year + 2.84%), 5.13%(a)(b)(j)		25,225	22,418,719
Busan Bank Co. Ltd., 3.63%, 07/25/26		2,950	2,689,916
CaixaBank SA(a):
(EUR Swap Annual 5 Year + 6.50%), 6.75%(j)	EUR	3,000	3,851,839
(EUR Swap Annual 5 Year + 4.50%), 5.25%(j)		1,600	1,768,057
(EUR Swap Annual 5 Year + 3.35%), 3.50%, 02/15/27		300	370,168
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28		700	839,118
Canadian Imperial Bank of Commerce, 2.10%, 10/05/20	USD	2,000	1,951,180
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 4.65%(a)(j)		1,205	1,196,035
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(a)		1,405	1,338,298
CIT Group, Inc.:
3.88%, 02/19/19		250	250,500
5.38%, 05/15/20		2,790	2,873,700
4.13%, 03/09/21		345	344,569

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
CIT Group, Inc. (continued)
5.00%, 08/15/22	USD	1,200	$1,222,500
5.00%, 08/01/23		6,027	6,124,939
5.25%, 03/07/25		1,075	1,099,187
Citibank NA:
2.10%, 06/12/20		1,370	1,343,507
2.13%, 10/20/20		5,000	4,877,703
3.40%, 07/23/21		700	700,175
Citigroup, Inc.:
2.45%, 01/10/20		5,420	5,368,373
2.70%, 03/30/21		3,000	2,947,622
2.75%, 04/25/22		1,825	1,768,557
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		135	132,336
Citizens Bank NA:
2.55%, 05/13/21		3,145	3,061,161
3.70%, 03/29/23		760	757,551
Comerica Bank, 2.50%, 06/02/20		1,000	986,006
Commonwealth Bank of Australia:
2.30%, 09/06/19		730	725,365
2.55%, 03/15/21		4,000	3,910,496
Cooperatieve Rabobank UA:
(EUR Swap Annual 5 Year + 5.25%), 5.50%(a)(j)	EUR	4,760	5,980,224
4.50%, 01/11/21	USD	430	441,293
2.50%, 01/19/21		4,072	3,994,451
3.13%, 04/26/21		825	820,818
(EUR Swap Annual 5 Year + 6.70%), 6.62%(a)(j)	EUR	4,200	5,576,010
Credit Agricole SA:
(LIBOR USD 3 Month + 6.98%), 8.37%(a)(b)(j)	USD	850	892,500
(EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(j)	EUR	6,920	8,930,304
3.75%, 04/24/23(b)	USD	250	245,966
(USD Swap Semi 5 Year + 4.90%), 7.88%(a)(b)(j)		9,075	9,654,893
(USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(j)		29,118	31,957,005
Dah Sing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 4.25%, 11/30/26(a)		880	867,809
Danske Bank A/S(a)(j):
(EUR Swap Annual 6 Year + 4.64%), 5.75%	EUR	550	672,084
(EUR Swap Annual 5 Year + 5.47%), 5.88%		6,240	7,935,209
(USD Swap Semi 7 Year + 3.90%), 6.13%	USD	19,590	18,732,937
Discover Bank:
3.10%, 06/04/20		2,000	1,991,094
3.35%, 02/06/23		905	881,525
DNB Bank ASA(a)(j):
(USD Swap Semi 5 Year + 4.08%), 5.75%		1,000	1,002,500
(USD Swap Semi 5 Year + 5.08%), 6.50%		5,000	5,172,300
DNB Boligkreditt A/S, 2.00%, 05/28/20(b)		4,500	4,417,466
Erste Group Bank AG(a)(j):
(EUR Swap Annual 5 Year + 9.02%), 8.88%	EUR	3,200	4,439,040
(EUR Swap Annual 5 Year + 6.20%), 6.50%		1,600	2,055,773
Fifth Third Bancorp:
2.88%, 07/27/20	USD	2,000	1,988,269
2.60%, 06/15/22		500	482,640

Security	Par (000)		Value
Banks (continued)
Fifth Third Bank:
2.25%, 06/14/21	USD	500	$486,720
3.35%, 07/26/21		1,300	1,299,173
Hongkong & Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.56%(a)(j)		900	688,275
HSBC Bank USA NA, 4.88%, 08/24/20		2,170	2,233,255
HSBC Holdings plc:
3.40%, 03/08/21		1,525	1,525,073
5.10%, 04/05/21		1,000	1,041,418
2.95%, 05/25/21		1,000	986,966
(USD Swap Rate 5 Year + 5.51%), 6.87%(a)(j)		28,124	29,600,510
(EUR Swap Annual 5 Year + 4.38%), 5.25%(a)(j)	EUR	3,800	4,777,017
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)	USD	1,915	1,882,430
(USD Swap Rate 5 Year + 3.45%), 6.25%(a)(j)		1,600	1,612,000
(LIBOR USD 3 Month + 1.00%), 3.33%, 05/18/24(a)		875	876,033
(USD Swap Rate 5 Year + 4.37%), 6.38%(a)(j)		10,330	10,375,039
(USD Swap Rate 5 Year + 3.75%), 6.00%(a)(j)		58,777	56,954,913
(USD Swap Rate 5 Year + 3.61%), 6.50%(a)(j)		21,173	20,770,713
(USD Swap Rate 5 Year + 3.71%), 6.37%(a)(j)		2,000	2,007,500
Huntington National Bank (The):
2.38%, 03/10/20		1,095	1,079,906
3.25%, 05/14/21		1,000	995,230
ICICI Bank Ltd., 4.00%, 03/18/26		1,019	957,901
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(a)	EUR	300	345,054
Industrial & Commercial Bank of China Asia Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.25%(a)(j)	USD	2,250	2,117,777
Industrial & Commercial Bank of China Ltd., 3.54%, 11/08/27		2,650	2,490,883
ING Groep NV:
3.15%, 03/29/22		745	731,714
(USD Swap Semi 5 Year + 4.45%), 6.50%(a)(j)		3,070	3,040,221
Intesa Sanpaolo SpA:
(EUR Swap Annual 5 Year + 6.88%), 7.00%(a)(j)	EUR	5,800	7,090,035
3.38%, 01/12/23(b)	USD	405	376,582
6.63%, 09/13/23	EUR	858	1,180,726
5.02%, 06/26/24(b)	USD	1,500	1,384,683
5.71%, 01/15/26(b)		1,000	928,521
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(j)	EUR	200	254,112
JPMorgan Chase & Co.:
2.25%, 01/23/20	USD	4,000	3,956,956
4.95%, 03/25/20		1,000	1,029,757
2.75%, 06/23/20		5,940	5,897,252
4.25%, 10/15/20		2,000	2,041,300
2.55%, 10/29/20		300	295,834
2.55%, 03/01/21		6,900	6,774,903
2.40%, 06/07/21		2,200	2,145,741
4.35%, 08/15/21		5,380	5,525,768
2.97%, 01/15/23		790	770,366

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
JPMorgan Chase & Co. (continued)
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)	USD	1,460	$1,415,282
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		1,230	1,217,272
(LIBOR USD 3 Month + 0.89%), 3.24%, 07/23/24(a)		1,255	1,256,923
Series W, (LIBOR USD 3 Month + 1.00%), 3.34%, 05/15/47(a)		36,455	32,080,400
KBC Group NV, (EUR Swap Annual 5 Year + 4.76%), 5.63%(a)(j)	EUR	5,311	6,335,247
KeyBank NA:
1.60%, 08/22/19	USD	520	513,774
3.35%, 06/15/21		1,645	1,644,514
KeyCorp, 5.10%, 03/24/21		5,800	6,041,716
Lloyds Bank plc, 2.70%, 08/17/20		3,000	2,965,176
Lloyds Banking Group plc:
3.00%, 01/11/22		750	732,410
4.50%, 11/04/24		480	475,802
Macquarie Bank Ltd.(a)(j):
(USD Swap Semi 5 Year + 3.70%), 6.13%(b)		45,445	41,468,563
(USD Swap Semi 5 Year + 3.70%), 6.13%		1,680	1,533,000
Manufacturers & Traders Trust Co., 2.05%, 08/17/20		2,000	1,952,503
Mitsubishi UFJ Financial Group, Inc.:
2.95%, 03/01/21		1,492	1,471,266
3.54%, 07/26/21		740	741,162
2.67%, 07/25/22		395	380,392
Mitsubishi UFJ Trust & Banking Corp., 2.45%, 10/16/19(b)		1,465	1,454,366
Mizuho Bank Ltd., 2.65%, 09/25/19(b)		1,020	1,014,954
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(a)(j)		2,500	2,297,223
National Australia Bank Ltd.:
2.63%, 07/23/20		4,000	3,954,192
2.40%, 12/07/21(b)		7,500	7,298,878
National Bank of Canada:
2.15%, 06/12/20		3,000	2,942,066
2.20%, 11/02/20		1,400	1,364,525
National Westminster Bank plc, Series C, (LIBID USD 3 Month + 0.25%), 2.56%(a)(j)		2,100	1,692,138
NatWest Markets plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(a)(j)		2,300	2,374,750
(USD Swap Semi 5 Year + 7.60%), 8.63%(a)(j)		55,313	59,688,258
6.13%, 12/15/22		1,750	1,849,410
Nordea Bank AB:
(USD Swap Rate 5 Year + 3.56%), 5.50%(a)(b)(j)		510	510,638
1.63%, 09/30/19(b)		835	820,869
2.50%, 09/17/20(b)		250	245,335
(EUR Swap Annual 5 Year + 3.00%), 3.50%(a)(j)	EUR	575	623,486
Popular, Inc., 7.00%, 07/01/19	USD	13,171	13,408,078
Postal Savings Bank of China Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.63%), 4.50%(a)(j)		2,100	1,958,250
Regions Financial Corp., 3.20%, 02/08/21		2,000	1,988,929
Royal Bank of Canada:
2.13%, 03/02/20		2,000	1,972,142
3.20%, 04/30/21		2,000	1,999,115

Security	Par (000)		Value
Banks (continued)
Santander Holdings USA, Inc., 3.70%, 03/28/22	USD	825	$818,740
Santander UK Group Holdings plc:
3.57%, 01/10/23		1,080	1,057,964
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(a)		250	241,475
(GBP Swap 5 Year + 5.79%), 6.75%(a)(j)	GBP	1,825	2,481,135
Santander UK plc:
2.38%, 03/16/20	USD	3,000	2,960,743
2.50%, 01/05/21		590	576,344
5.00%, 11/07/23(b)		11,225	11,392,657
Skandinaviska Enskilda Banken AB:
2.30%, 03/11/20		2,300	2,266,553
(USD Swap Semi 5 Year + 3.85%), 5.75%(a)(j)		4,800	4,793,866
2.63%, 03/15/21		1,000	980,289
(USD Swap Semi 5 Year + 3.49%), 5.63%(a)(j)		1,000	963,862
Societe Generale SA(a)(j):
(USD Swap Semi 5 Year + 6.39%), 8.25%		2,120	2,151,075
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)		17,475	18,370,594
(USD Swap Semi 5 Year + 4.98%), 7.88%(b)		8,100	8,555,625
(USD Swap Semi 5 Year + 4.98%), 7.88%		3,200	3,380,000
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)		47,050	50,530,288
(USD Swap Semi 5 Year + 3.93%), 6.75%(b)		10,850	10,388,875
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(a)(b)(j)		35,220	36,892,950
Sumitomo Mitsui Banking Corp.:
2.25%, 07/11/19		5,000	4,973,238
2.51%, 01/17/20		1,300	1,286,187
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21		1,900	1,875,484
2.44%, 10/19/21		1,095	1,057,775
2.85%, 01/11/22		930	905,929
SunTrust Bank, 2.45%, 08/01/22		1,590	1,527,893
Svenska Handelsbanken AB:
1.50%, 09/06/19		2,700	2,656,874
2.40%, 10/01/20		2,000	1,955,900
(USD Swap Semi 5 Year + 3.34%), 5.25%(a)(j)		2,500	2,421,935
3.35%, 05/24/21		2,250	2,248,127
Swedbank AB(a)(j):
(USD Swap Semi 5 Year + 3.77%), 5.50%		6,000	5,985,000
(USD Swap Semi 5 Year + 4.11%), 6.00%		800	800,000
Toronto-Dominion Bank (The):
2.55%, 01/25/21		2,000	1,965,596
2.13%, 04/07/21		6,160	5,969,080
UBS Group Funding AG:
(USD Swap Semi 5 Year + 5.46%), 7.13%(a)(j)		2,900	3,008,750
(USD Swap Rate 5 Year + 5.50%), 6.87%(a)(j)		19,590	20,444,320
2.65%, 02/01/22(b)		500	482,932
(EUR Swap Annual 5 Year + 5.29%), 5.75%(a)(j)	EUR	2,984	3,851,534
(USD Swap Semi 5 Year + 2.43%), 5.00%(a)(j)	USD	5,725	5,009,375
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)(b)		570	547,724
(USD Swap Semi 5 Year + 4.87%), 7.00%(a)(j)		14,196	14,967,808

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Banks (continued)
UBS Group Funding AG (continued)
(USD Swap Semi 5 Year + 4.59%), 6.87%(a)(j)	USD	5,176	$5,285,700
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(a)(j)	EUR	3,993	4,807,013
(EUR Swap Annual 5 Year + 9.30%), 9.25%(a)(j)		4,900	6,518,008
6.95%, 10/31/22		944	1,285,965
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(a)		1,345	1,672,977
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(a)		290	352,311
(USD Swap Rate 5 Year + 3.70%), 5.86%, 06/19/32(a)(b)	USD	700	631,587
United Overseas Bank Ltd.(a):
(USD Swap Semi 5 Year + 1.79%), 3.88%(j)		1,993	1,854,140
(USD Swap Semi 5 Year + 1.65%), 2.88%, 03/08/27		1,300	1,240,187
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10%, 05/21/21(a)		5,000	4,995,820
Wells Fargo & Co.:
2.60%, 07/22/20		7,396	7,317,824
2.55%, 12/07/20		2,000	1,967,345
2.50%, 03/04/21		1,540	1,506,801
2.63%, 07/22/22		605	584,080
3.07%, 01/24/23		490	478,520
Wells Fargo Bank NA:
2.15%, 12/06/19		2,200	2,176,246
2.60%, 01/15/21		5,000	4,913,361
(LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		1,400	1,401,185
Westpac Banking Corp.:
1.60%, 08/19/19		2,520	2,491,965
2.15%, 03/06/20		5,000	4,925,173
2.60%, 11/23/20		3,000	2,958,077
2.65%, 01/25/21		2,000	1,965,149
(USD Swap Rate 5 Year + 2.89%), 5.00%(a)(j)		55,860	50,236,783
Wing Lung Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/27(a)		2,535	2,406,990
Woori Bank:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 5.25%(a)(j)		4,875	4,732,387
4.75%, 04/30/24		5,800	5,746,541
5.13%, 08/06/28		1,500	1,493,850
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		2,700	2,598,153

			1,184,298,184
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		8,965	8,847,768
3.30%, 02/01/23		505	501,531
Central American Bottling Corp., 5.75%, 01/31/27(b)		6,794	6,794,000
Coca-Cola Co. (The), 3.15%, 11/15/20		2,400	2,411,670
Constellation Brands, Inc., 2.25%, 11/06/20		7,466	7,285,732
Cott Holdings, Inc., 5.50%, 04/01/25(b)		500	481,250
Keurig Dr. Pepper, Inc.(b):
3.55%, 05/25/21		2,000	2,006,575
4.06%, 05/25/23		655	658,443

			28,986,969

Security	Par (000)		Value
Biotechnology — 0.1%
AbbVie, Inc.:
2.50%, 05/14/20	USD	5,000	$4,943,001
2.30%, 05/14/21		2,355	2,291,307
2.90%, 11/06/22		360	350,603
Amgen, Inc.:
4.50%, 03/15/20		3,936	4,025,702
2.20%, 05/11/20		2,000	1,966,531
Baxalta, Inc., 2.88%, 06/23/20		2,000	1,979,774
Celgene Corp., 2.88%, 08/15/20		5,000	4,961,219
Gilead Sciences, Inc.:
2.55%, 09/01/20		2,000	1,979,081
2.50%, 09/01/23		995	945,932

			23,443,150
Building Products — 0.1%
Builders FirstSource, Inc., 5.63%, 09/01/24(b)		490	480,200
CIMPOR Financial Operations BV, 5.75%, 07/17/24(b)		500	387,505
CPG Merger Sub LLC, 8.00%, 10/01/21(b)		965	974,650
Griffon Corp., 5.25%, 03/01/22		475	461,344
Masonite International Corp., 5.63%, 03/15/23(b)		3,447	3,515,940
St. Marys Cement, Inc., 5.75%, 01/28/27(b)		300	297,225
Standard Industries, Inc.(b):
5.50%, 02/15/23		357	364,604
5.38%, 11/15/24		2,325	2,302,448
6.00%, 10/15/25		750	759,375
5.00%, 02/15/27		350	328,125
4.75%, 01/15/28		625	571,875
Summit Materials LLC, 6.13%, 07/15/23		400	406,000
Titan Global Finance plc:
3.50%, 06/17/21	EUR	175	213,350
2.38%, 11/16/24		576	651,857
USG Corp., 4.88%, 06/01/27(b)	USD	1,775	1,806,062

			13,520,560
Capital Markets — 2.1%
Ares Capital Corp., 3.88%, 01/15/20		2,000	2,003,769
Bank of New York Mellon Corp. (The):
Series G, 2.15%, 02/24/20		750	740,776
2.60%, 08/17/20		2,800	2,775,641
2.45%, 11/27/20		2,000	1,966,098
2.05%, 05/03/21		1,145	1,108,787
3.50%, 04/28/23		580	579,675
(LIBOR USD 3 Month + 0.63%), 2.66%, 05/16/23(a)		140	135,666
Blackstone CQP Holdco LP(b):
6.50%, 03/20/21		6,149	6,164,372
6.00%, 08/18/21		1,008	1,002,960
CCTI Ltd., 3.63%, 08/08/22		3,765	3,563,911
Charles Schwab Corp. (The), 3.25%, 05/21/21		2,000	2,003,080
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25		5,980	5,844,487
China Cinda Finance 2017 I Ltd., 4.40%, 03/09/27		1,700	1,633,234
Credit Suisse AG:
5.30%, 08/13/19		750	768,285
5.40%, 01/14/20		2,000	2,055,529
3.00%, 10/29/21		580	573,895
6.50%, 08/08/23(b)		6,850	7,303,813
Credit Suisse Group AG:
3.57%, 01/09/23(b)		865	851,924
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)(b)(j)		63,145	64,960,419
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(b)(j)		64,609	64,851,284

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Capital Markets (continued)
Credit Suisse Group AG (continued)
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)(j)	USD	600	$602,250
Deutsche Bank AG:
4.50%, 04/01/25		1,000	932,875
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(a)		20,291	18,469,749
(USD Swap Rate 5 Year + 2.55%), 4.87%, 12/01/32(a)		700	618,709
Dresdner Funding Trust I, 8.15%, 06/30/31(b)		650	804,375
E*TRADE Financial Corp., 2.95%, 08/24/22		520	503,488
Eagle Holding Co. II LLC, 7.63% ( 7.63% Cash or 8.38% PIK), 05/15/22(b)(i)		1,186	1,197,492
Goldman Sachs Group, Inc. (The):
2.55%, 10/23/19		1,630	1,621,811
2.30%, 12/13/19		1,785	1,769,352
2.60%, 04/23/20		4,000	3,959,676
2.60%, 12/27/20		5,691	5,606,150
2.88%, 02/25/21		640	629,828
5.25%, 07/27/21		1,450	1,520,541
2.35%, 11/15/21		745	719,083
3.00%, 04/26/22		2,900	2,833,792
(LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/22(a)		460	449,987
(LIBOR USD 3 Month + 0.78%), 3.12%, 10/31/22(a)		325	325,712
Guojing Capital BVI Ltd., 3.95%, 12/11/22		3,197	3,051,322
Huarong Finance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.98%), 4.00%(a)(j)		2,942	2,790,110
Huarong Finance II Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.71%), 2.88%(a)(j)		2,350	2,188,600
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	1,675	1,904,869
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21	USD	785	752,284
Lazard Group LLC, 4.25%, 11/14/20		4,000	4,069,137
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(b)		2,421	2,475,473
LPL Holdings, Inc., 5.75%, 09/15/25(b)		853	827,410
Macquarie Group Ltd., (LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/23(a)		1,908	1,819,488
Moody’s Corp.:
2.75%, 07/15/19		2,195	2,194,423
2.75%, 12/15/21		185	180,812
2.63%, 01/15/23		755	724,365
Morgan Stanley:
5.50%, 01/26/20		2,000	2,066,454
2.65%, 01/27/20		4,000	3,975,190
2.80%, 06/16/20		2,000	1,984,428
5.50%, 07/24/20		2,000	2,083,164
5.75%, 01/25/21		1,370	1,444,441
2.50%, 04/21/21		810	790,153
2.63%, 11/17/21		6,190	6,024,329
(LIBOR USD 3 Month + 0.93%), 3.28%, 07/22/22(a)		1,745	1,759,992
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)		575	571,859
MSCI, Inc.(b):
5.25%, 11/15/24		630	645,750
5.75%, 08/15/25		430	448,275
4.75%, 08/01/26		345	340,687
5.38%, 05/15/27		2,755	2,775,663

Security	Par (000)		Value
Capital Markets (continued)
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)	USD	4,100	$4,127,675
S&P Global, Inc., 3.30%, 08/14/20		1,069	1,068,335
State Street Corp., 3.34%, 06/15/47(a)		66,596	59,725,957
SUAM Finance BV, 4.88%, 04/17/24(b)		8,838	9,069,114
UBS AG:
2.38%, 08/14/19		5,485	5,458,672
2.35%, 03/26/20		5,000	4,944,379

			345,735,285
Chemicals — 0.9%
Alpha 3 BV, 6.25%, 02/01/25(b)		4,290	4,193,475
Ashland LLC, 4.75%, 08/15/22		825	830,156
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR	665	803,450
Axalta Coating Systems LLC:
4.25%, 08/15/24		200	244,698
4.88%, 08/15/24(b)	USD	1,214	1,201,860
Blue Cube Spinco LLC:
9.75%, 10/15/23		1,384	1,567,380
10.00%, 10/15/25		5,297	6,137,899
CF Industries, Inc.:
7.13%, 05/01/20		946	1,001,294
5.15%, 03/15/34		405	374,625
4.95%, 06/01/43		500	422,500
5.38%, 03/15/44		500	443,750
Chemours Co. (The):
6.63%, 05/15/23		582	609,645
7.00%, 05/15/25		2,247	2,404,290
4.00%, 05/15/26	EUR	911	1,074,674
5.38%, 05/15/27	USD	3,620	3,520,450
CNAC HK Finbridge Co. Ltd.:
4.13%, 03/14/21		2,952	2,948,198
4.63%, 03/14/23		3,815	3,834,689
4.88%, 03/14/25		3,700	3,731,169
4.13%, 07/19/27		1,489	1,407,374
5.13%, 03/14/28		292	294,038
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		10,997	11,088,495
Consolidated Energy Finance SA, 6.88%, 06/15/25(b)		350	356,125
CVR Partners LP, 9.25%, 06/15/23(b)		350	372,313
Dow Chemical Co. (The), 4.25%, 11/15/20		1,042	1,062,616
Eastman Chemical Co., 2.70%, 01/15/20		750	745,391
EI du Pont de Nemours & Co., 3.63%, 01/15/21		3,000	3,038,593
FXI Holdings, Inc., 7.88%, 11/01/24(b)		395	385,125
Gates Global LLC, 6.00%, 07/15/22(b)		2,529	2,544,806
Hexion, Inc.:
6.63%, 04/15/20		862	812,435
10.38%, 02/01/22(b)		948	932,595
Huntsman International LLC:
4.88%, 11/15/20		3,145	3,192,175
5.13%, 11/15/22		1,580	1,627,400
INEOS Finance plc, 4.00%, 05/01/23	EUR	1,361	1,624,556
INEOS Group Holdings SA:
5.38%, 08/01/24		1,000	1,230,741
5.63%, 08/01/24(b)	USD	400	396,000
INVISTA Finance LLC, 4.25%, 10/15/19(b)		200	200,500
Koppers, Inc., 6.00%, 02/15/25(b)		1,716	1,719,432
Kronos International, Inc.:
3.75%, 09/15/25	EUR	111	127,529
3.75%, 09/15/25		397	456,117

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals (continued)
MPM Escrow LLC, 8.88%, 10/15/20(c)(f)	USD	450	$—
Momentive Performance Materials, Inc., 3.88%, 10/24/21		6,685	7,044,319
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		1,208	1,166,868
OCI NV:
5.00%, 04/15/23	EUR	520	638,994
6.63%, 04/15/23(b)	USD	200	204,310
Olin Corp.:
5.13%, 09/15/27		500	490,000
5.00%, 02/01/30		811	766,395
Pearl Holding III Ltd., 9.50%, 12/11/22		1,200	1,090,922
Platform Specialty Products Corp.(b):
6.50%, 02/01/22		10,083	10,335,075
5.88%, 12/01/25		5,630	5,656,461
PolyOne Corp., 5.25%, 03/15/23		400	408,500
PQ Corp.(b):
6.75%, 11/15/22		1,066	1,119,300
5.75%, 12/15/25		3,770	3,732,300
Praxair, Inc., 2.25%, 09/24/20		2,900	2,848,040
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	1,360	1,668,178
Rain CII Carbon LLC, 7.25%, 04/01/25(b)	USD	400	410,000
Rayonier AM Products, Inc., 5.50%, 06/01/24(b)		400	375,384
Rock International Investment, Inc., 6.63%, 03/27/20		3,100	2,588,401
Sherwin-Williams Co. (The), 2.25%, 05/15/20		2,000	1,970,029
Sinochem Offshore Capital Co. Ltd., 3.25%, 04/29/19		19,847	19,800,414
Solvay Finance SA(a)(j):
(EUR Swap Annual 5 Year + 4.89%), 5.12%	EUR	897	1,145,920
(EUR Swap Annual 5 Year + 3.70%), 5.42%		172	225,670
SPCM SA, 4.88%, 09/15/25(b)	USD	400	383,000
Trinseo Materials Operating SCA, 5.38%, 09/01/25(b)		400	395,000
Tronox, Inc., 6.50%, 04/15/26(b)		500	496,250
UPL Corp. Ltd., 4.50%, 03/08/28		3,000	2,797,047
WR Grace & Co.-Conn, 5.13%, 10/01/21(b)		4,592	4,672,360
Yingde Gases Investment Ltd., 7.25%, 02/28/20		500	502,540

			141,890,235
Commercial Services & Supplies — 0.3%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	140	189,727
4.88%, 07/31/24		490	649,088
ADT Corp. (The):
6.25%, 10/15/21	USD	925	970,094
3.50%, 07/15/22		1,792	1,702,400
4.13%, 06/15/23		2,824	2,668,680
4.88%, 07/15/32(b)		2,704	2,129,400
Algeco Global Finance plc, 8.00%, 02/15/23(b)		4,715	4,821,087
APX Group, Inc.:
6.38%, 12/01/19		262	265,602
8.75%, 12/01/20		2,123	2,101,770
7.88%, 12/01/22		3,725	3,752,938
Aramark Services, Inc.:
5.13%, 01/15/24		1,041	1,050,109
5.00%, 04/01/25(b)		506	506,000
4.75%, 06/01/26		350	340,375
5.00%, 02/01/28(b)		1,136	1,095,899
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	504	593,036

Security	Par (000)		Value
Commercial Services & Supplies (continued)
Brink’s Co. (The), 4.63%, 10/15/27(b)	USD	425	$401,625
Elis SA, 1.88%, 02/15/23	EUR	200	235,039
Harland Clarke Holdings Corp., 8.38%, 08/15/22(b)	USD	565	540,253
Intrum AB:
2.75%, 07/15/22	EUR	1,169	1,319,089
3.13%, 07/15/24		140	154,352
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	2,024	1,963,280
Mobile Mini, Inc., 5.88%, 07/01/24		2,140	2,172,100
Multi-Color Corp., 4.88%, 11/01/25(b)		420	389,550
Nielsen Co. Luxembourg SARL (The)(b):
5.50%, 10/01/21		100	99,750
5.00%, 02/01/25		286	260,975
Nielsen Finance LLC:
4.50%, 10/01/20		600	597,186
5.00%, 04/15/22(b)		1,365	1,326,609
Paprec Holding SA, 4.00%, 03/31/25	EUR	361	423,452
Prime Security Services Borrower LLC, 9.25%, 05/15/23(b)	USD	10,354	11,091,723
Republic Services, Inc., 5.00%, 03/01/20		2,900	2,978,615
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		485	476,513
SPIE SA, 3.13%, 03/22/24	EUR	300	351,640
Tervita Escrow Corp., 7.63%, 12/01/21(b)	USD	2,348	2,425,132
Verisure Holding AB, 6.00%, 11/01/22	EUR	376	457,862
Verisure Midholding AB, 5.75%, 12/01/23		450	519,525
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	1,207	1,152,685
West Corp., 8.50%, 10/15/25(b)		825	717,750

			52,890,910
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.20%, 02/28/21		6,000	5,885,752
CommScope Technologies LLC(b):
6.00%, 06/15/25		890	916,700
5.00%, 03/15/27		975	937,219
CommScope, Inc., 5.50%, 06/15/24(b)		3,083	3,113,830
Nokia OYJ:
3.38%, 06/12/22		395	381,175
4.38%, 06/12/27		380	360,012
6.63%, 05/15/39		2,049	2,171,940
Plantronics, Inc., 5.50%, 05/31/23(b)		1,375	1,364,687
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22		725	713,018
ViaSat, Inc., 5.63%, 09/15/25(b)		500	472,500

			16,316,833
Construction & Engineering — 0.1%
AECOM:
5.88%, 10/15/24		475	497,562
5.13%, 03/15/27		800	776,000
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		2,224	2,268,480
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.29%), 5.70%(a)(j)		1,459	1,440,815
Chang Development International Ltd., 3.63%, 01/20/20		2,100	1,974,263
China City Construction International Co. Ltd., 5.35%, 07/03/17(f)(k)	CNY	6,794	695,470
China Singyes Solar Technologies Holdings Ltd.:
6.75%, 10/17/18	USD	217	207,235
7.95%, 02/15/19		1,398	1,098,828

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Construction & Engineering (continued)
CRCC Yupeng Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.25%), 3.95%(a)(j)	USD	1,000	$998,201
Engility Corp., 8.88%, 09/01/24		657	704,632
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(a)(j)		2,200	2,090,772
Mexico City Airport Trust, 4.25%, 10/31/26(b)		7,105	6,762,184
Pisces Midco, Inc., 8.00%, 04/15/26(b)		1,132	1,165,960
Promontoria Holding 264 BV, 6.75%, 08/15/23	EUR	440	519,417
Rail Transit International Investment Co. Ltd., 2.50%, 05/13/19	USD	664	651,963
Tutor Perini Corp., 6.88%, 05/01/25(b)		994	986,545
Weekley Homes LLC, 6.63%, 08/15/25(b)		301	285,950
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	676	830,005
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20	USD	254	241,191

			24,195,473
Construction Materials — 0.0%
Buzzi Unicem SpA, 2.13%, 04/28/23	EUR	400	480,578

Consumer Finance — 0.9%
AerCap Ireland Capital DAC:
4.63%, 10/30/20	USD	2,000	2,037,645
4.50%, 05/15/21		2,683	2,728,225
3.95%, 02/01/22		1,155	1,154,291
3.50%, 05/26/22		790	774,871
Ally Financial, Inc.:
3.75%, 11/18/19		750	750,000
8.00%, 03/15/20		400	426,000
4.13%, 03/30/20		1,920	1,929,216
4.25%, 04/15/21		400	401,000
5.13%, 09/30/24		3,535	3,610,119
4.63%, 03/30/25		500	495,000
5.75%, 11/20/25		975	1,010,344
8.00%, 11/01/31		12,119	14,603,395
American Express Co., 2.50%, 08/01/22		1,490	1,432,705
American Express Credit Corp.:
2.20%, 03/03/20		2,000	1,973,748
2.38%, 05/26/20		1,900	1,874,721
Series F, 2.60%, 09/14/20		3,000	2,966,220
2.25%, 05/05/21		4,000	3,899,779
American Honda Finance Corp.:
3.00%, 06/16/20		1,700	1,697,920
1.95%, 07/20/20		1,000	980,186
3.45%, 07/14/23		1,385	1,386,873
Avation Capital SA, 6.50%, 05/15/21(b)		365	367,263
Capital One Financial Corp.:
2.50%, 05/12/20		2,000	1,973,604
3.45%, 04/30/21		3,000	2,987,714
3.05%, 03/09/22		455	445,272
3.20%, 01/30/23		420	408,028
Caterpillar Financial Services Corp.:
2.95%, 05/15/20		2,000	1,999,183
1.85%, 09/04/20		3,000	2,926,969
1.70%, 08/09/21		3,000	2,878,694
CDBL Funding 1:
3.00%, 04/24/23		1,930	1,814,478
4.25%, 12/02/24		3,800	3,745,109
3.50%, 10/24/27		2,370	2,137,932
Ford Motor Credit Co. LLC:
1.90%, 08/12/19		3,010	2,974,843
2.43%, 06/12/20		900	882,978
3.20%, 01/15/21		3,230	3,187,131

Security	Par (000)		Value
Consumer Finance (continued)
Ford Motor Credit Co. LLC (continued)
3.34%, 03/18/21	USD	3,000	$2,967,780
3.47%, 04/05/21		3,000	2,976,360
4.14%, 02/15/23		745	739,473
General Motors Financial Co., Inc.:
2.35%, 10/04/19		1,300	1,293,446
3.20%, 07/13/20		3,100	3,090,238
4.20%, 03/01/21		2,000	2,024,852
3.55%, 04/09/21		2,000	1,996,480
3.20%, 07/06/21		1,360	1,340,768
3.15%, 06/30/22		435	423,324
3.25%, 01/05/23		550	530,609
4.15%, 06/19/23		385	384,422
goeasy Ltd., 7.88%, 11/01/22(b)		1,400	1,470,154
HSBC USA, Inc.:
2.38%, 11/13/19		800	794,268
2.35%, 03/05/20		1,000	988,441
2.75%, 08/07/20		5,000	4,958,760
5.00%, 09/27/20		380	391,275
Hyundai Capital Services, Inc., 3.00%, 08/29/22		3,400	3,253,642
ICBCIL Finance Co. Ltd., 3.38%, 04/05/22		4,925	4,783,288
John Deere Capital Corp.:
Series 14, 2.45%, 09/11/20		1,000	988,688
2.35%, 01/08/21		3,420	3,367,749
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(a)(j)		1,700	1,564,037
Lincoln Finance Ltd., 6.88%, 04/15/21	EUR	200	242,037
Navient Corp.:
5.50%, 01/15/19	USD	800	807,600
8.00%, 03/25/20		875	923,125
5.00%, 10/26/20		570	570,000
6.63%, 07/26/21		555	573,037
6.50%, 06/15/22		1,602	1,636,043
5.50%, 01/25/23		3,741	3,656,828
7.25%, 09/25/23		1,250	1,309,375
6.13%, 03/25/24		650	640,250
5.88%, 10/25/24		825	798,187
6.75%, 06/25/25		161	159,793
6.75%, 06/15/26		1,080	1,063,800
5.63%, 08/01/33		570	487,350
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		945	935,611
Springleaf Finance Corp.:
5.25%, 12/15/19		600	609,750
8.25%, 12/15/20		645	698,212
7.75%, 10/01/21		250	270,000
6.13%, 05/15/22		800	818,000
5.63%, 03/15/23		1,296	1,299,383
6.88%, 03/15/25		3,190	3,237,850
7.13%, 03/15/26		1,846	1,875,998
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 37.31%, 04/11/22(a)(b)		3,865	1,758,575
Toyota Motor Credit Corp.:
1.90%, 04/08/21		2,100	2,031,275
2.95%, 04/13/21		4,000	3,976,288
2.75%, 05/17/21		2,000	1,978,080

			147,545,957
Containers & Packaging — 0.3%
ARD Finance SA, 6.63% ( 6.63% Cash or 7.38% PIK), 09/15/23(i)	EUR	300	362,189
Ardagh Packaging Finance plc:
4.25%, 09/15/22(b)	USD	500	491,250

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Containers & Packaging (continued)
Ardagh Packaging Finance plc (continued)
4.13%, 05/15/23	EUR	394	$480,498
4.63%, 05/15/23(b)	USD	3,182	3,142,225
6.75%, 05/15/24	EUR	558	704,913
7.25%, 05/15/24(b)	USD	5,732	5,975,610
6.00%, 02/15/25(b)		2,000	1,952,500
4.75%, 07/15/27	GBP	620	787,919
Ball Corp.:
4.38%, 12/15/20	USD	675	681,750
5.00%, 03/15/22		400	411,000
4.00%, 11/15/23		390	379,275
5.25%, 07/01/25		550	563,750
Berry Global, Inc.:
5.50%, 05/15/22		150	152,250
5.13%, 07/15/23		600	595,500
4.50%, 02/15/26(b)		852	800,880
BWAY Holding Co.:
4.75%, 04/15/24	EUR	771	903,958
5.50%, 04/15/24(b)	USD	4,516	4,408,745
7.25%, 04/15/25(b)		1,108	1,079,608
Crown Americas LLC:
4.50%, 01/15/23		750	742,650
4.75%, 02/01/26(b)		7,337	6,896,780
4.25%, 09/30/26		474	428,823
Crown European Holdings SA:
2.25%, 02/01/23(b)	EUR	100	118,262
3.38%, 05/15/25		289	347,645
Horizon Holdings I SAS, 7.25%, 08/01/23		975	1,181,445
Horizon Parent Holdings SARL, 8.25% ( 8.25% Cash or 9.00% PIK), 02/15/22(i)		625	761,393
OI European Group BV, 3.13%, 11/15/24		291	347,172
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22	USD	350	350,000
5.88%, 08/15/23		450	456,750
Packaging Corp. of America, 2.45%, 12/15/20		1,600	1,571,822
Plastipak Holdings, Inc., 6.25%, 10/15/25(b)		350	321,125
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		2,951	2,956,245
6.87%, 02/15/21		296	299,252
(LIBOR USD 3 Month + 3.50%), 5.84%, 07/15/21(a)(b)		1,792	1,813,504
5.13%, 07/15/23(b)		1,556	1,547,286
7.00%, 07/15/24(b)		3,066	3,104,325
Sealed Air Corp.:
4.88%, 12/01/22(b)		850	857,438
5.25%, 04/01/23(b)		470	478,225
4.50%, 09/15/23	EUR	287	378,796
Silgan Holdings, Inc., 3.25%, 03/15/25		410	490,221
Verallia Packaging SASU, 5.13%, 08/01/22		775	929,473
WestRock Co., 3.75%, 03/15/25(b)	USD	360	352,527
WestRock RKT Co., 3.50%, 03/01/20		2,000	1,998,818

			52,603,797
Distributors — 0.0%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/26(b)		1,405	1,399,731
Autodis SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(a)	EUR	461	541,766
4.38%, 05/01/22		275	324,520
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23	USD	1,570	1,423,750
LKQ Corp., 4.75%, 05/15/23		400	399,500
Matalan Finance plc, 6.75%, 01/31/23	GBP	570	697,317

Security	Par (000)		Value
Distributors (continued)
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(a)(j)	USD	1,200	$1,096,772

			5,883,356
Diversified Consumer Services — 0.1%
Cognita Financing plc, 7.75%, 08/15/21	GBP	1,232	1,645,360
Graham Holdings Co., 5.75%, 06/01/26(b)	USD	730	735,475
Laureate Education, Inc., 8.25%, 05/01/25(b)		995	1,064,650
Service Corp. International:
5.38%, 05/15/24		550	556,875
4.63%, 12/15/27		400	380,000
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		4,280	4,130,200

			8,512,560
Diversified Financial Services — 0.3%
AIG Global Funding, 1.95%, 10/18/19(b)		1,755	1,730,264
Arrow Global Finance plc:
5.13%, 09/15/24	GBP	575	694,814
(EURIBOR 3 Month + 2.88%), 2.88%, 04/01/25(a)	EUR	424	461,951
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(a)		132	146,868
AXA Equitable Holdings, Inc., 3.90%, 04/20/23(b)	USD	135	134,192
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23		2,000	1,940,212
Banca IFIS SpA:
2.00%, 04/24/23	EUR	400	441,652
(EUR Swap Annual 5 Year + 4.25%), 4.50%, 10/17/27(a)		575	643,771
Cabot Financial Luxembourg SA:
6.50%, 04/01/21	GBP	200	263,166
7.50%, 10/01/23		740	947,057
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(b)	USD	905	857,786
Far East Horizon Ltd., (LIBOR USD 3 Month + 2.00%), 4.34%, 07/03/21(a)		2,950	2,932,164
FBM Finance, Inc., 8.25%, 08/15/21(b)		855	889,200
Garfunkelux Holdco 3 SA, (EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(a)	EUR	330	340,529
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	USD	3,458	3,386,199
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.19%), 3.53%, 10/15/30(a)		2,250	2,252,158
HBOS Capital Funding LP, 6.85%(j)		5,130	5,168,475
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24		7,000	6,844,614
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	320	399,318
Jefferies Finance LLC(b):
7.38%, 04/01/20	USD	1,915	1,948,513
6.88%, 04/15/22		1,151	1,159,828
LHC3 plc, 4.12% ( 4.12% Cash or 9.00% PIK), 08/15/24(i)	EUR	1,156	1,338,251
National Rural Utilities Cooperative Finance Corp., 2.35%, 06/15/20	USD	1,100	1,083,707
Nationstar Mortgage LLC, 6.50%, 07/01/21		375	375,938
Nexi Capital SpA:
(EURIBOR 3 Month + 3.63%), 3.63%, 05/01/23(a)	EUR	607	706,247
4.13%, 11/01/23		134	156,677

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services (continued)
Shell International Finance BV:
2.25%, 11/10/20	USD	1,300	$1,277,849
1.88%, 05/10/21		5,000	4,853,800
Siemens Financieringsmaatschappij NV, 2.70%, 03/16/22(b)		540	529,200
Synchrony Bank:
3.65%, 05/24/21		1,500	1,485,709
3.00%, 06/15/22		340	324,789
Tempo Acquisition LLC, 6.75%, 06/01/25(b)		2,989	2,889,466
Travelport Corporate Finance plc, 6.00%, 03/15/26(b)		1,280	1,302,400
Vantiv LLC(b):
3.88%, 11/15/25	GBP	648	816,129
4.38%, 11/15/25	USD	1,221	1,155,371
VFH Parent LLC, 6.75%, 06/15/22(b)		355	365,206
Voya Financial, Inc., (LIBOR USD 3 Month + 3.58%), 5.65%, 05/15/53(a)		500	504,230

			52,747,700
Diversified Telecommunication Services — 1.1%
Altice France SA:
5.38%, 05/15/22	EUR	1,448	1,741,475
6.00%, 05/15/22(b)	USD	5,266	5,427,666
6.25%, 05/15/24(b)		1,000	993,750
7.38%, 05/01/26(b)		8,897	8,796,909
5.88%, 02/01/27	EUR	578	689,402
8.13%, 02/01/27(b)	USD	5,222	5,333,490
AT&T, Inc.:
5.20%, 03/15/20		3,040	3,136,191
2.80%, 02/17/21		3,000	2,956,481
3.20%, 03/01/22		490	482,784
3.60%, 02/17/23		1,905	1,889,047
Bakrie Telecom Pte. Ltd., 11.50%, 05/07/15(f)(k)		1,000	8,750
Cable & Wireless International Finance BV, 8.63%, 03/25/19	GBP	580	786,553
CCO Holdings LLC:
5.25%, 09/30/22	USD	800	808,000
5.13%, 02/15/23		1,000	995,000
4.00%, 03/01/23(b)		2,146	2,049,430
5.13%, 05/01/23(b)		800	798,000
5.75%, 01/15/24		425	429,250
5.88%, 04/01/24(b)		1,000	1,017,500
5.38%, 05/01/25(b)		400	393,000
5.75%, 02/15/26(b)		1,500	1,490,625
5.50%, 05/01/26(b)		800	786,000
5.13%, 05/01/27(b)		17,520	16,726,169
5.88%, 05/01/27(b)		630	624,487
5.00%, 02/01/28(b)		2,482	2,331,529
CenturyLink, Inc.:
Series V, 5.63%, 04/01/20		590	603,275
Series S, 6.45%, 06/15/21		3,995	4,119,844
Series T, 5.80%, 03/15/22		2,155	2,152,306
Series W, 6.75%, 12/01/23		2,533	2,596,325
Series Y, 7.50%, 04/01/24		3,039	3,175,785
5.63%, 04/01/25		4,043	3,861,065
Series P, 7.60%, 09/15/39		1,135	942,050
Series U, 7.65%, 03/15/42		1,697	1,421,238
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		2,512	2,235,680
Consolidated Communications, Inc., 6.50%, 10/01/22		350	326,480
DKT Finance ApS:
7.00%, 06/17/23	EUR	1,789	2,199,620
9.38%, 06/17/23(b)	USD	1,200	1,254,000

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
eircom Finance DAC, 4.50%, 05/31/22	EUR	625	$746,411
Embarq Corp., 8.00%, 06/01/36	USD	1,206	1,133,640
Frontier Communications Corp.:
7.13%, 03/15/19		55	55,275
8.75%, 04/15/22		200	169,250
10.50%, 09/15/22		2,676	2,428,470
7.13%, 01/15/23		700	506,625
7.63%, 04/15/24		950	641,250
6.88%, 01/15/25		625	393,750
11.00%, 09/15/25		11,756	9,533,411
8.50%, 04/01/26(b)		2,670	2,563,200
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2,998	2,758,160
8.00%, 02/15/24(b)		1,040	1,097,200
9.75%, 07/15/25(b)		3,185	3,403,969
Koninklijke KPN NV(a):
(EUR Swap Annual 5 Year + 5.20%), 6.12%(j)	EUR	893	1,051,539
(GBP Swap 5 Year + 5.51%), 6.88%, 03/14/73	GBP	410	569,772
(USD Swap Semi 10 Year + 5.33%), 7.00%, 03/28/73(b)	USD	200	208,040
Level 3 Financing, Inc.:
6.13%, 01/15/21		25	25,226
5.38%, 08/15/22		2,691	2,697,728
5.63%, 02/01/23		2,755	2,775,662
5.13%, 05/01/23		3,829	3,790,710
5.38%, 01/15/24		3,157	3,125,430
5.38%, 05/01/25		3,064	2,987,400
5.25%, 03/15/26		2,282	2,196,425
Level 3 Parent LLC, 5.75%, 12/01/22		400	401,500
OTE plc, 3.50%, 07/09/20	EUR	686	834,101
Qwest Corp.:
6.75%, 12/01/21	USD	500	531,520
6.88%, 09/15/33		500	473,798
Sable International Finance Ltd., 6.88%, 08/01/22(b)		545	569,525
Sprint Capital Corp.:
6.90%, 05/01/19		1,295	1,321,547
6.88%, 11/15/28		4,184	4,027,100
8.75%, 03/15/32		2,879	3,098,524
TDC A/S, 3.75%, 03/02/22	EUR	560	710,243
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,565	1,580,650
6.00%, 09/30/34		10,005	9,829,912
7.72%, 06/04/38		91	100,328
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	527	851,244
Telecom Italia SpA:
1.13%, 03/26/22(l)		1,800	2,006,703
5.88%, 05/19/23	GBP	700	1,010,794
3.63%, 01/19/24	EUR	1,000	1,253,470
5.30%, 05/30/24(b)	USD	1,200	1,203,000
2.88%, 01/28/26	EUR	529	619,341
Telesat Canada, 8.88%, 11/15/24(b)	USD	1,477	1,584,083
Verizon Communications, Inc., 2.95%, 03/15/22		2,740	2,689,832
Virgin Media Finance plc:
6.38%, 04/15/23(b)		400	411,000
6.00%, 10/15/24(b)		300	293,250
6.38%, 10/15/24	GBP	460	625,660
4.50%, 01/15/25	EUR	274	324,924
5.75%, 01/15/25(b)	USD	5,986	5,608,134

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
Virgin Media Secured Finance plc:
5.13%, 01/15/25	GBP	200	$267,104
5.25%, 01/15/26(b)	USD	2,465	2,317,100
5.50%, 08/15/26(b)		500	476,250
4.88%, 01/15/27	GBP	945	1,206,250
6.25%, 03/28/29		1,043	1,430,594
Windstream Services LLC, 8.63%, 10/31/25(b)	USD	450	420,750
WTT Investment Ltd.:
5.50%, 11/21/22(b)		500	481,472
5.50%, 11/21/22		335	322,586

			179,319,988
Electric Utilities — 0.5%
1MDB Energy Ltd., 5.99%, 05/11/22		8,700	8,787,714
Adani Transmission Ltd., 4.00%, 08/03/26		1,606	1,436,668
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		820	820,469
American Electric Power Co., Inc., Series F, 2.95%, 12/15/22		390	379,416
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	482	563,012
DPL, Inc., 7.25%, 10/15/21	USD	356	385,370
Duke Energy Corp.:
3.55%, 09/15/21		1,000	1,007,290
2.40%, 08/15/22		615	590,868
Duke Energy Indiana LLC, 3.75%, 07/15/20		650	659,279
Edison International, 2.13%, 04/15/20		1,500	1,470,216
Emera, Inc., Series 16-A, (LIBOR USD 3 Month + 5.44%), 6.75%, 06/15/76(a)		9,025	9,476,250
Enel Americas SA, 4.00%, 10/25/26		7,217	6,910,638
Enel SpA, (GBP Swap 5 Year + 5.66%), 7.75%, 09/10/75(a)	GBP	195	282,544
Eversource Energy:
2.50%, 03/15/21	USD	2,000	1,958,626
Series K, 2.75%, 03/15/22		195	189,901
Exelon Corp., 2.45%, 04/15/21		1,105	1,074,015
FirstEnergy Corp., Series A, 2.85%, 07/15/22		664	642,744
Gas Natural Fenosa Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(j)	EUR	1,600	1,978,540
Georgia Power Co., Series C, 2.00%, 09/08/20	USD	2,900	2,829,006
Greenko Investment Co., 4.88%, 08/16/23		3,036	2,816,516
Huachen Energy Co. Ltd., 6.63%, 05/18/20		2,100	1,197,002
ITC Holdings Corp., 2.70%, 11/15/22		390	374,644
Kallpa Generacion SA, 4.88%, 05/24/26		11,645	11,601,331
Minejesa Capital BV, 4.63%, 08/10/30		2,825	2,650,692
NextEra Energy Operating Partners LP(b):
4.25%, 09/15/24		1,153	1,112,645
4.50%, 09/15/27		400	376,500
NV Energy, Inc., 6.25%, 11/15/20		790	840,559
Pampa Energia SA, 7.38%, 07/21/23(b)		5,795	5,640,390
Progress Energy, Inc., 4.40%, 01/15/21		3,000	3,079,198
Southern California Edison Co., Series A, 2.90%, 03/01/21		1,000	989,697
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(a)		4,425	4,577,028
SPIC 2016 US dollar Bond Co. Ltd., 3.88%, 12/06/26		1,125	1,093,701
Westar Energy, Inc., 5.10%, 07/15/20		500	516,096
Wisconsin Electric Power Co., 2.95%, 09/15/21		1,000	988,335
Xcel Energy, Inc., 2.40%, 03/15/21		1,000	975,335
Yunnan Energy Investment Finance Co. Ltd., 3.00%, 04/26/19		212	206,212

Security	Par (000)		Value
Electric Utilities (continued)
Yunnan Energy Investment Overseas Finance Co. Ltd.:
3.50%, 12/13/19	USD	236	$224,203
4.25%, 11/14/22		1,075	916,753

			81,619,403
Electrical Equipment — 0.1%
Energizer Gamma Acquisition BV, 4.63%, 07/15/26	EUR	855	1,020,840
Energizer Gamma Acquisition, Inc., 6.38%, 07/15/26(b)	USD	1,333	1,369,657
Orano SA, 4.88%, 09/23/24	EUR	1,350	1,679,654
Sensata Technologies BV(b):
4.88%, 10/15/23	USD	175	176,313
5.00%, 10/01/25		5,014	5,014,000
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	916	947,945
Vertiv Group Corp., 9.25%, 10/15/24(b)	USD	4,827	4,760,629

			14,969,038
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.20%, 04/01/20		1,030	1,011,593
Belden, Inc., 4.13%, 10/15/26	EUR	320	391,360
CDW LLC:
5.00%, 09/01/23	USD	4,681	4,727,810
5.50%, 12/01/24		4,193	4,348,979
5.00%, 09/01/25		2,425	2,399,984
Flex Ltd., 4.63%, 02/15/20		1,500	1,522,949
Ingram Micro, Inc., 5.45%, 12/15/24		375	369,358

			14,772,033
Energy Equipment & Services — 0.4%
Anton Oilfield Services Group, 9.75%, 12/05/20		369	382,004
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		540	523,459
Diamond Offshore Drilling, Inc.:
7.88%, 08/15/25		1,152	1,199,520
5.70%, 10/15/39		325	260,000
4.88%, 11/01/43		500	360,000
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(l)		1,024	971,851
Ensco plc:
4.50%, 10/01/24		525	444,281
5.20%, 03/15/25		570	483,788
7.75%, 02/01/26		3,119	3,009,835
5.75%, 10/01/44		700	509,250
Hilong Holding Ltd., 7.25%, 06/22/20		1,580	1,556,202
McDermott Technology Americas, Inc., 10.63%, 05/01/24(b)		3,400	3,531,750
Nabors Industries, Inc.:
5.00%, 09/15/20		500	502,500
4.63%, 09/15/21		500	491,250
0.75%, 01/15/24(l)		1,215	948,325
5.75%, 02/01/25(b)		1,220	1,155,950
Noble Holding International Ltd.:
7.75%, 01/15/24		882	855,540
7.95%, 04/01/25		223	210,735
7.88%, 02/01/26(b)		4,273	4,390,507
Oceaneering International, Inc., 4.65%, 11/15/24		400	381,775
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27		950	903,108
Precision Drilling Corp.:
6.50%, 12/15/21		335	340,594
5.25%, 11/15/24		300	286,500
7.13%, 01/15/26(b)		178	182,673

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Energy Equipment & Services (continued)
Rowan Cos., Inc.:
4.88%, 06/01/22	USD	580	$543,025
4.75%, 01/15/24		1,179	1,019,835
7.38%, 06/15/25		1,349	1,300,099
Schlumberger Holdings Corp., 3.00%, 12/21/20(b)		340	338,199
SESI LLC:
7.13%, 12/15/21		525	535,500
7.75%, 09/15/24		1,695	1,745,850
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		1,602	1,618,020
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		468	496,719
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		1,817	1,851,087
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		383	390,150
Transocean, Inc.:
8.37%, 12/15/21		1,020	1,091,400
5.80%, 10/15/22		4,114	4,057,432
9.00%, 07/15/23(b)		5,244	5,656,965
7.50%, 01/15/26(b)		773	790,393
6.80%, 03/15/38		342	285,570
Trinidad Drilling Ltd., 6.63%, 02/15/25(b)		854	826,245
Unit Corp., 6.63%, 05/15/21		500	493,750
USA Compression Partners LP, 6.88%, 04/01/26(b)		4,009	4,124,259
Weatherford International Ltd.:
7.75%, 06/15/21		4,935	5,089,219
8.25%, 06/15/23		1,236	1,226,730
6.50%, 08/01/36		804	631,140
7.00%, 03/15/38		595	480,462
5.95%, 04/15/42		141	104,693

			58,578,139
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.:
2.80%, 06/01/20		1,009	999,272
3.30%, 02/15/21		2,000	1,990,309
CBL & Associates LP, 5.95%, 12/15/26		400	344,739
CoreCivic, Inc., 4.75%, 10/15/27		3,080	2,759,526
Crown Castle International Corp.:
3.40%, 02/15/21		3,300	3,293,839
3.20%, 09/01/24		1,370	1,301,998
CyrusOne LP:
5.00%, 03/15/24		3,089	3,100,584
5.38%, 03/15/27		1,244	1,234,670
Digital Realty Trust LP, 5.25%, 03/15/21		1,715	1,779,684
Equinix, Inc.:
5.38%, 01/01/22		857	885,924
5.38%, 04/01/23		2,385	2,444,625
2.88%, 03/15/24	EUR	441	515,579
5.75%, 01/01/25	USD	400	412,500
2.88%, 10/01/25	EUR	782	891,425
5.88%, 01/15/26	USD	4,965	5,132,569
5.38%, 05/15/27		855	861,412
ERP Operating LP, 4.75%, 07/15/20		730	748,817
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		2,445	2,371,894
GEO Group, Inc. (The):
5.13%, 04/01/23		83	80,797
5.88%, 10/15/24		1,362	1,327,950
6.00%, 04/15/26		195	190,125
Iron Mountain, Inc.:
4.38%, 06/01/21(b)		300	299,250
6.00%, 08/15/23		200	204,500
5.75%, 08/15/24		850	842,563
3.00%, 01/15/25	EUR	970	1,125,762
4.88%, 09/15/27(b)	USD	700	641,375
5.25%, 03/15/28(b)		575	531,875

Security	Par (000)		Value
Equity Real Estate Investment Trusts (REITs) (continued)
iStar, Inc., 5.00%, 07/01/19	USD	468	$468,702
Kimco Realty Corp., 3.20%, 05/01/21		1,460	1,446,987
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		7,507	7,675,908
4.50%, 09/01/26		3,279	3,090,457
4.50%, 01/15/28		1,000	912,500
MPT Operating Partnership LP:
6.38%, 03/01/24		255	267,750
5.25%, 08/01/26		355	350,562
5.00%, 10/15/27		2,070	2,002,725
Realty Income Corp., 3.25%, 10/15/22		790	776,176
SBA Communications Corp.:
4.88%, 07/15/22		350	348,688
4.00%, 10/01/22		6,204	6,004,355
4.88%, 09/01/24		2,310	2,234,925
Simon Property Group LP, 4.38%, 03/01/21		1,000	1,025,906
Uniti Group LP:
6.00%, 04/15/23(b)		940	907,100
8.25%, 10/15/23		391	365,585

			64,191,889
Food & Staples Retailing — 0.1%
Albertsons Cos. LLC:
6.63%, 06/15/24		1,406	1,346,245
5.75%, 03/15/25		2,028	1,825,200
Albertsons Cos., Inc., (LIBOR USD 3 Month + 3.75%), 6.09%, 01/15/24(a)(b)		1,735	1,756,688
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)		955	918,672
Casino Guichard Perrachon SA:
5.24%, 03/09/20	EUR	500	613,955
4.56%, 01/25/23		1,100	1,315,189
4.50%, 03/07/24		800	944,941
Ingles Markets, Inc., 5.75%, 06/15/23	USD	500	501,250
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)	EUR	260	300,979
Rite Aid Corp., 6.13%, 04/01/23(b)	USD	795	798,975
Sysco Corp., 2.60%, 10/01/20		2,000	1,973,121
Tesco plc:
5.00%, 03/24/23	GBP	200	289,548
5.50%, 01/13/33		20	30,558
6.15%, 11/15/37(b)	USD	700	738,809
US Foods, Inc., 5.88%, 06/15/24(b)		400	398,000
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19		2,720	2,712,561

			16,464,691
Food Products — 0.4%
Arcor SAIC, 6.00%, 07/06/23(b)		8,494	8,511,540
B&G Foods, Inc.:
4.63%, 06/01/21		475	470,844
5.25%, 04/01/25		235	225,600
Boparan Finance plc, 5.50%, 07/15/21	GBP	496	592,380
Campbell Soup Co., 3.30%, 03/15/21	USD	1,000	994,126
China Huiyuan Juice Group Ltd., 6.50%, 08/16/20		549	406,054
Chobani LLC, 7.50%, 04/15/25(b)		896	820,960
Dean Foods Co., 6.50%, 03/15/23(b)		500	488,750
General Mills, Inc.:
3.20%, 04/16/21		2,000	1,990,858
3.70%, 10/17/23		370	368,786
Grupo Bimbo SAB de CV, 4.50%, 01/25/22		6,813	6,979,003

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Food Products (continued)
JBS USA LUX SA(b):
7.25%, 06/01/21	USD	1,200	$1,207,500
5.88%, 07/15/24		2,095	2,008,581
5.75%, 06/15/25		4,619	4,324,585
6.75%, 02/15/28		5,397	5,100,165
JM Smucker Co. (The), 2.50%, 03/15/20		2,000	1,980,838
Kellogg Co., 3.25%, 05/14/21		2,000	1,995,618
Knight Castle Investments Ltd., 7.99%, 01/23/21		231	198,095
Kraft Heinz Foods Co., 5.38%, 02/10/20		3,789	3,917,826
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		400	391,500
4.88%, 11/01/26		800	787,000
Mondelez International, Inc., 3.00%, 05/07/20		1,000	996,922
Pilgrim’s Pride Corp., 5.75%, 03/15/25(b)		695	664,594
Post Holdings, Inc.(b):
5.50%, 03/01/25		1,870	1,841,950
5.00%, 08/15/26		6,241	5,882,142
5.75%, 03/01/27		2,755	2,679,237
5.63%, 01/15/28		187	178,118
Sigma Holdco BV, 7.88%, 05/15/26(b)		200	184,000
Simmons Foods, Inc., 5.75%, 11/01/24(b)		385	318,588
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/23		2,210	2,067,212
TreeHouse Foods, Inc., 6.00%, 02/15/24(b)		530	530,000
Tyson Foods, Inc., 2.25%, 08/23/21		790	761,283
Wm Wrigley Jr Co., 3.38%, 10/21/20(b)		924	925,227

			60,789,882
Gas Utilities — 0.0%
AmeriGas Partners LP:
5.63%, 05/20/24		550	541,750
5.50%, 05/20/25		500	483,750
5.88%, 08/20/26		500	486,250
5.75%, 05/20/27		350	334,687
ENN Energy Holdings Ltd., 3.25%, 07/24/22		2,155	2,071,106
Ferrellgas LP:
6.50%, 05/01/21		100	91,250
6.75%, 06/15/23		200	173,000
Suburban Propane Partners LP, 5.50%, 06/01/24		350	339,500
Superior Plus LP, 7.00%, 07/15/26(b)		300	303,000

			4,824,293
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories:
2.35%, 11/22/19		209	207,721
2.80%, 09/15/20		2,000	1,985,318
3.25%, 04/15/23		405	400,752
Avantor, Inc.:
4.75%, 10/01/24	EUR	235	277,390
6.00%, 10/01/24(b)	USD	11,949	11,978,873
9.00%, 10/01/25(b)		656	665,840
Becton Dickinson and Co.:
2.68%, 12/15/19		1,500	1,490,437
2.40%, 06/05/20		1,005	988,208
3.25%, 11/12/20		1,827	1,817,578
DJO Finance LLC, 8.13%, 06/15/21(b)		4,146	4,260,015
Hologic, Inc., 4.38%, 10/15/25(b)		700	677,047
Kinetic Concepts, Inc., 7.88%, 02/15/21(b)		450	460,427
Mallinckrodt International Finance SA(b):
4.88%, 04/15/20		1,179	1,164,262
5.75%, 08/01/22		2,314	2,105,740
5.63%, 10/15/23		1,286	1,107,568
5.50%, 04/15/25		4,949	4,058,180

Security	Par (000)		Value
Health Care Equipment & Supplies (continued)
Medtronic, Inc., 3.15%, 03/15/22	USD	800	$795,522
Ortho-Clinical Diagnostics, Inc., 6.63%, 05/15/22(b)		4,952	4,890,100
Sotera Health Holdings LLC, 6.50%, 05/15/23(b)		113	114,695
Stryker Corp., 2.63%, 03/15/21		2,000	1,963,314
Teleflex, Inc., 4.63%, 11/15/27		350	333,375
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20		2,000	1,982,437

			43,724,799
Health Care Providers & Services — 0.9%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		1,514	1,525,355
6.50%, 03/01/24		240	244,200
Aetna, Inc., 2.20%, 03/15/19		240	239,151
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		676	685,295
Anthem, Inc., 3.13%, 05/15/22		485	477,921
Centene Corp.:
5.63%, 02/15/21		2,922	2,985,919
4.75%, 05/15/22		775	783,719
6.13%, 02/15/24		1,415	1,489,287
4.75%, 01/15/25		770	769,037
5.38%, 06/01/26(b)		7,193	7,363,834
Cigna Corp., 5.13%, 06/15/20		1,000	1,032,566
Community Health Systems, Inc.:
5.13%, 08/01/21		675	637,031
6.25%, 03/31/23		2,230	2,073,900
8.63%, 01/15/24(b)		770	796,026
Constantin Investissement 3 SASU, 5.38%, 04/15/25	EUR	134	146,312
CVS Health Corp.:
3.13%, 03/09/20	USD	3,000	2,999,194
3.35%, 03/09/21		6,000	5,993,251
3.70%, 03/09/23		3,355	3,336,269
DaVita, Inc.:
5.13%, 07/15/24		3,194	3,108,161
5.00%, 05/01/25		775	730,438
Encompass Health Corp., 5.75%, 11/01/24		2,078	2,108,069
Envision Healthcare Corp.:
5.13%, 07/01/22(b)		7,177	7,244,284
5.63%, 07/15/22		575	587,938
HCA Healthcare, Inc., 6.25%, 02/15/21		125	130,156
HCA, Inc.:
3.75%, 03/15/19		1,100	1,101,705
4.25%, 10/15/19		300	301,875
6.50%, 02/15/20		1,425	1,483,140
7.50%, 02/15/22		2,000	2,197,500
5.88%, 03/15/22		1,787	1,878,048
4.75%, 05/01/23		5,289	5,357,757
5.88%, 05/01/23		300	313,875
5.00%, 03/15/24		9,839	9,986,585
5.38%, 02/01/25		3,530	3,574,125
5.25%, 04/15/25		8,525	8,711,484
5.88%, 02/15/26		2,700	2,791,125
5.25%, 06/15/26		3,622	3,676,330
4.50%, 02/15/27		2,804	2,726,890
5.50%, 06/15/47		5,484	5,201,574
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		3,500	3,469,284
LifePoint Health, Inc.:
5.50%, 12/01/21		800	814,000
5.88%, 12/01/23		330	344,916
MEDNAX, Inc., 5.25%, 12/01/23(b)		505	501,212

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
Molina Healthcare, Inc., 5.38%, 11/15/22	USD	530	$540,600
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		1,871	1,936,485
NVA Holdings, Inc., 6.88%, 04/01/26(b)		1,283	1,276,585
Polaris Intermediate Corp., 8.50% ( 8.50% Cash or 9.25% PIK), 12/01/22(b)(i)		3,270	3,380,363
Quest Diagnostics, Inc., 4.75%, 01/30/20		800	819,221
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 05/01/23(b)		1,103	1,169,180
Select Medical Corp., 6.38%, 06/01/21		500	505,000
Surgery Center Holdings, Inc.(b):
8.88%, 04/15/21		590	606,225
6.75%, 07/01/25		1,016	958,850
Synlab Bondco plc, 6.25%, 07/01/22	EUR	1,339	1,613,985
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		582	721,708
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	1,815	1,583,588
Tenet Healthcare Corp.:
4.75%, 06/01/20		356	360,450
6.00%, 10/01/20		2,738	2,844,098
4.50%, 04/01/21		600	601,500
4.38%, 10/01/21		700	697,375
7.50%, 01/01/22(b)		2,629	2,753,877
8.13%, 04/01/22		8,860	9,435,900
6.75%, 06/15/23		195	197,964
4.63%, 07/15/24		3,218	3,117,438
5.13%, 05/01/25		990	960,300
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	313	351,723
UnitedHealth Group, Inc.:
2.13%, 03/15/21	USD	2,500	2,434,785
3.15%, 06/15/21		3,400	3,401,355
2.88%, 03/15/23		1,100	1,076,301
Universal Hospital Services, Inc., 7.63%, 08/15/20		500	500,705
Vizient, Inc., 10.38%, 03/01/24(b)		1,042	1,143,595
WellCare Health Plans, Inc., 5.25%, 04/01/25		810	815,063

			147,722,957
Health Care Technology — 0.0%
IQVIA, Inc.:
4.88%, 05/15/23(b)		550	558,250
3.25%, 03/15/25(b)	EUR	525	615,351
3.25%, 03/15/25		690	808,747
5.00%, 10/15/26(b)	USD	700	697,690

			2,680,038
Hotels, Restaurants & Leisure — 0.8%
1011778 BC ULC(b):
4.63%, 01/15/22		950	947,625
4.25%, 05/15/24		3,710	3,529,137
5.00%, 10/15/25		13,017	12,480,049
Boyd Gaming Corp.:
6.88%, 05/15/23		500	525,780
6.38%, 04/01/26		530	541,925
6.00%, 08/15/26(b)		1,385	1,391,925
Burger King France SAS:
(EURIBOR 3 Month + 5.25%), 5.25%, 05/01/23(a)	EUR	531	625,582
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)	USD	2,320	2,233,000
Carnival Corp., 3.95%, 10/15/20		445	452,807
Cedar Fair LP, 5.38%, 04/15/27		380	372,400
Churchill Downs, Inc., 4.75%, 01/15/28(b)		2,525	2,367,187

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21	EUR	449	$505,806
7.63%, 11/01/21(b)	USD	620	573,934
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	600	784,927
4.88%, 08/28/25		119	155,539
Diamond Resorts International, Inc., 7.75%, 09/01/23(b)	USD	300	312,750
EI Group plc, 6.38%, 02/15/22	GBP	150	204,216
Eldorado Resorts, Inc., 6.00%, 04/01/25	USD	610	616,100
GLP Capital LP:
4.88%, 11/01/20		1,025	1,040,375
5.38%, 11/01/23		250	258,125
5.25%, 06/01/25		1,582	1,611,097
5.38%, 04/15/26		2,935	2,982,253
5.75%, 06/01/28		410	416,025
Gohl Capital Ltd., 4.25%, 01/24/27		3,149	3,036,357
Golden Nugget, Inc., 6.75%, 10/15/24(b)		2,569	2,562,577
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		2,138	2,060,497
5.13%, 05/01/26(b)		3,730	3,730,000
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		844	822,900
4.88%, 04/01/27		1,925	1,872,062
International Game Technology plc:
5.63%, 02/15/20(b)		200	203,750
6.25%, 02/15/22(b)		500	517,500
4.75%, 02/15/23	EUR	511	647,588
6.50%, 02/15/25(b)	USD	2,650	2,799,221
IRB Holding Corp., 6.75%, 02/15/26(b)		420	399,000
Jack Ohio Finance LLC, 6.75%, 11/15/21(b)		600	619,500
KFC Holding Co.(b):
5.00%, 06/01/24		1,000	990,000
5.25%, 06/01/26		1,317	1,293,544
4.75%, 06/01/27		1,465	1,383,839
Ladbrokes Group Finance plc, 5.13%, 09/08/23	GBP	999	1,367,096
LHMC Finco SARL:
6.25%, 12/20/23	EUR	313	375,688
7.88%, 12/20/23(b)	USD	685	686,541
Marriott International, Inc., Series N, 3.13%, 10/15/21		480	472,914
McDonald’s Corp., 2.75%, 12/09/20		2,000	1,984,904
MGM Resorts International:
8.63%, 02/01/19		700	715,610
5.25%, 03/31/20		1,621	1,657,472
6.75%, 10/01/20		2,184	2,298,660
6.63%, 12/15/21		6,000	6,394,020
7.75%, 03/15/22		8,869	9,711,555
6.00%, 03/15/23		950	984,438
4.63%, 09/01/26		340	319,600
NCL Corp. Ltd., 4.75%, 12/15/21(b)		404	404,505
NH Hotel Group SA, 3.75%, 10/01/23	EUR	515	630,537
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	541	718,966
Pinnacle Entertainment, Inc., 5.63%, 05/01/24	USD	550	576,125
Punch Taverns Finance B Ltd., 7.37%, 09/30/21	GBP	52	74,897
Sabre GLBL, Inc.(b):
5.38%, 04/15/23	USD	430	432,421
5.25%, 11/15/23		305	305,762
Scientific Games International, Inc.:
10.00%, 12/01/22		7,158	7,641,165
5.00%, 10/15/25(b)		2,562	2,465,951

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc. (continued)
3.38%, 02/15/26	EUR	200	$224,515
5.50%, 02/15/26		256	285,284
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(b)	USD	405	438,413
Sisal Group SpA, 7.00%, 07/31/23	EUR	860	1,026,460
Six Flags Entertainment Corp.(b):
4.88%, 07/31/24	USD	7,185	7,014,356
5.50%, 04/15/27		1,738	1,701,068
Snaitech SpA:
(EURIBOR 3 Month + 6.00%), 6.00%, 11/07/21(a)	EUR	470	553,030
6.38%, 11/07/21		340	415,470
Starbucks Corp., 2.10%, 02/04/21	USD	2,000	1,944,430
Station Casinos LLC, 5.00%, 10/01/25(b)		3,809	3,628,073
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22	GBP	345	447,375
(LIBOR GBP 3 Month + 4.38%), 5.01%, 03/15/22(a)		275	357,908
Studio City Co. Ltd.:
7.25%, 11/30/21(b)	USD	550	570,625
7.25%, 11/30/21		1,700	1,763,750
Studio City Finance Ltd., 8.50%, 12/01/20		250	253,125
Unique Pub Finance Co. plc (The), Series N, 6.46%, 03/30/32	GBP	500	635,151
Viking Cruises Ltd.(b):
6.25%, 05/15/25	USD	462	463,733
5.88%, 09/15/27		3,708	3,630,132
VOC Escrow Ltd., 5.00%, 02/15/28(b)		600	574,500
Wyndham Destinations, Inc.:
3.90%, 03/01/23		1,012	943,690
4.15%, 04/01/24		79	77,716
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		1,009	1,007,739
Wynn Las Vegas LLC(b):
4.25%, 05/30/23		300	289,500
5.50%, 03/01/25		2,950	2,913,125
5.25%, 05/15/27		2,325	2,185,756
Wynn Macau Ltd., 5.50%, 10/01/27(b)		958	917,477

			132,348,127
Household Durables — 0.2%
Beazer Homes USA, Inc., 8.75%, 03/15/22		505	536,335
Brookfield Residential Properties, Inc.(b):
6.50%, 12/15/20		700	707,700
6.13%, 07/01/22		150	150,563
DR Horton, Inc., 2.55%, 12/01/20		2,000	1,957,568
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/22(b)		3,114	3,222,990
Lennar Corp.:
4.50%, 06/15/19		450	452,812
4.50%, 11/15/19		205	207,050
6.63%, 05/01/20		2,600	2,720,250
8.38%, 01/15/21		1,516	1,660,020
4.75%, 04/01/21		680	686,800
6.25%, 12/15/21		2,705	2,825,372
4.13%, 01/15/22		1,315	1,303,494
5.38%, 10/01/22		1,514	1,536,710
4.75%, 11/15/22		450	450,000
4.88%, 12/15/23		2,040	2,034,900
4.50%, 04/30/24		475	460,750
4.75%, 05/30/25		375	363,750
5.25%, 06/01/26		361	351,979
4.75%, 11/29/27		2,350	2,209,000

Security	Par (000)		Value
Household Durables (continued)
Mason Finance Sub, Inc., 6.88%, 08/15/23(b)	USD	165	$165,000
Mattamy Group Corp., 6.50%, 10/01/25(b)		1,591	1,551,225
MDC Holdings, Inc., 6.00%, 01/15/43		350	294,875
Meritage Homes Corp., 5.13%, 06/06/27		320	293,600
PulteGroup, Inc.:
4.25%, 03/01/21		550	550,000
5.50%, 03/01/26		3,648	3,597,876
5.00%, 01/15/27		400	376,000
6.38%, 05/15/33		1,895	1,876,050
Taylor Morrison Communities, Inc., 5.25%, 04/15/21(b)		100	99,903
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,196	1,140,685
TRI Pointe Group, Inc.:
5.88%, 06/15/24		350	347,375
5.25%, 06/01/27		790	724,825

			34,855,457
Household Products — 0.1%
Diamond BC BV, 5.63%, 08/15/25	EUR	758	815,706
Energizer Holdings, Inc., 5.50%, 06/15/25(b)	USD	1,430	1,406,762
Spectrum Brands, Inc.:
6.63%, 11/15/22		5,300	5,459,000
5.75%, 07/15/25		2,887	2,879,783

			10,561,251
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
4.00%, 03/15/21		350	349,563
4.50%, 03/15/23		1,144	1,139,710
4.88%, 05/15/23		1,126	1,130,222
5.50%, 04/15/25		998	1,015,465
6.00%, 05/15/26		1,638	1,711,710
5.13%, 09/01/27		5,573	5,628,730
Calpine Corp.:
6.00%, 01/15/22(b)		525	534,187
5.38%, 01/15/23		1,598	1,524,093
5.88%, 01/15/24(b)		2,328	2,339,640
5.50%, 02/01/24		100	92,500
5.75%, 01/15/25		850	782,000
5.25%, 06/01/26(b)		8,291	7,834,995
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35		2,225	2,108,170
Exelon Generation Co. LLC:
5.20%, 10/01/19		730	746,916
2.95%, 01/15/20		2,000	1,990,404
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		2,105	1,957,785
InterGen NV, 7.00%, 06/30/23(b)		500	492,970
NRG Energy, Inc.:
6.25%, 07/15/22		675	696,094
6.25%, 05/01/24		1,144	1,176,890
7.25%, 05/15/26		425	452,625
6.63%, 01/15/27		9,337	9,617,110
5.75%, 01/15/28(b)		1,818	1,804,001
NRG Yield Operating LLC, 5.38%, 08/15/24		505	502,475
Southern Power Co., Series D, 1.95%, 12/15/19		1,120	1,102,782
Talen Energy Supply LLC:
6.50%, 06/01/25		961	706,335
10.50%, 01/15/26(b)		440	378,950
Vistra Energy Corp.:
7.38%, 11/01/22		3,394	3,542,487
5.88%, 06/01/23		300	308,625
7.63%, 11/01/24		1,193	1,278,359

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Vistra Energy Corp. (continued)
8.00%, 01/15/25(b)	USD	1,805	$1,960,681
8.13%, 01/30/26(b)		1,512	1,661,764

			56,568,238
Industrial Conglomerates — 0.1%
CITIC Ltd.:
6.80%, 01/17/23		3,000	3,309,021
4.00%, 01/11/28		2,440	2,301,711
General Electric Co.:
2.20%, 01/09/20		1,780	1,760,655
4.38%, 09/16/20		2,000	2,047,982
4.63%, 01/07/21		5,540	5,713,521
Roper Technologies, Inc.:
3.00%, 12/15/20		1,000	992,075
2.80%, 12/15/21		375	366,708

			16,491,673
Insurance — 0.3%
AIA Group Ltd., 2.25%, 03/11/19(b)		780	775,918
Alliant Holdings Intermediate LLC, 8.25%, 08/01/23(b)		5,359	5,559,962
American Equity Investment Life Holding Co., 5.00%, 06/15/27		350	338,705
American International Group, Inc.:
2.30%, 07/16/19		1,000	995,680
3.30%, 03/01/21		2,000	1,996,135
Ardonagh Midco 3 plc:
8.38%, 07/15/23	GBP	1,602	2,124,783
8.63%, 07/15/23(b)	USD	3,850	3,946,250
Assicurazioni Generali SpA(a):
(LIBOR GBP 3 Month + 2.20%), 6.42%(j)	GBP	100	137,984
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42	EUR	300	421,744
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		2,020	2,565,756
AXIS Specialty Finance plc, 2.65%, 04/01/19	USD	1,361	1,358,690
Berkshire Hathaway Finance Corp., 4.25%, 01/15/21		1,000	1,029,602
BNP Paribas Cardif SA, (EURIBOR 3 Month + 3.93%), 4.03%(a)(j)	EUR	100	124,967
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	2,378	2,255,478
CNA Financial Corp., 5.88%, 08/15/20		500	524,069
CNO Financial Group, Inc., 5.25%, 05/30/25		370	362,600
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(a)(j)	EUR	500	634,378
Dai-ichi Life Insurance Co. Ltd. (The), (LIBOR USD 3 Month + 3.66%), 4.00%(a)(j)	USD	1,100	1,028,500
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(b)		190	184,062
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(j)		760	692,550
Genworth Holdings, Inc., 7.63%, 09/24/21		550	572,000
Groupama SA:
(EURIBOR 3 Month + 5.77%), 6.37%(a)(j)	EUR	300	400,795
6.00%, 01/23/27		300	428,859
Hartford Financial Services Group, Inc. (The), 5.50%, 03/30/20	USD	3,082	3,192,021
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/09/47(a)		1,091	979,591
HUB International Ltd., 7.00%, 05/01/26(b)		2,838	2,848,643

Security	Par (000)		Value
Insurance (continued)
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%, 05/21/48(a)	USD	1,700	$1,614,898
Liberty Mutual Group, Inc.(b):
(LIBOR USD 3 Month + 2.91%), 5.25%, 03/15/37(a)		2,150	2,112,375
7.80%, 03/15/37		2,957	3,489,260
Marsh & McLennan Cos., Inc., 2.35%, 03/06/20		1,725	1,700,006
Meiji Yasuda Life Insurance Co., (USD Swap Rate 5 Year + 3.15%), 5.10%, 04/26/48(a)		772	784,545
Nationwide Financial Services, Inc., 6.75%, 05/15/37		900	987,750
NFP Corp., 6.88%, 07/15/25(b)		392	381,220
Nippon Life Insurance Co., (USD Swap Rate 5 Year + 3.75%), 4.70%, 01/20/46(a)		812	798,959
NN Group NV, (EURIBOR 3 Month + 3.90%), 4.38%(a)(j)	EUR	350	438,278
Pricoa Global Funding I, 2.45%, 09/21/22(b)	USD	790	755,076
Protective Life Global Funding, 2.26%, 04/08/20(b)		2,500	2,462,692
Prudential Financial, Inc., 5.38%, 06/21/20		750	779,891
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(a)		677	659,026
Sumitomo Life Insurance Co., (LIBOR USD 3 Month + 2.99%), 4.00%, 09/14/77(a)		1,100	1,027,860
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		708	629,387
USIS Merger Sub, Inc., 6.88%, 05/01/25(b)		354	349,575
Wand Merger Corp.(b):
8.13%, 07/15/23		1,816	1,888,822
9.13%, 07/15/26		944	991,294
Willis North America, Inc., 3.60%, 05/15/24		720	701,605

			58,032,241
Internet & Direct Marketing Retail — 0.1%
Netflix, Inc.:
5.38%, 02/01/21		410	420,762
5.50%, 02/15/22		2,047	2,110,969
5.88%, 02/15/25		1,179	1,208,711
4.38%, 11/15/26		1,450	1,359,375
4.88%, 04/15/28(b)		3,140	2,971,225
5.88%, 11/15/28(b)		5,108	5,120,770
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	960	1,108,828

			14,300,640
Internet Software & Services — 0.2%
Alibaba Group Holding Ltd.:
2.50%, 11/28/19	USD	1,185	1,175,639
3.13%, 11/28/21		1,500	1,481,841
Baidu, Inc.:
3.00%, 06/30/20		1,000	986,905
2.88%, 07/06/22		750	721,823
eBay, Inc., 2.15%, 06/05/20		1,000	980,743
GTT Communications, Inc., 7.88%, 12/31/24(b)		1,050	1,039,500
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		5,133	5,184,330
United Group BV:
4.38%, 07/01/22	EUR	1,639	1,964,981
4.88%, 07/01/24		875	1,043,952
VeriSign, Inc.:
4.63%, 05/01/23	USD	500	501,250
5.25%, 04/01/25		350	357,437
4.75%, 07/15/27		4,690	4,467,225

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Internet Software & Services (continued)
Zayo Group LLC:
6.00%, 04/01/23	USD	5,911	$6,066,164
6.38%, 05/15/25		817	845,595
5.75%, 01/15/27(b)		6,844	6,775,560
ZPG plc, 3.75%, 07/15/23	GBP	507	696,406

			34,289,351
IT Services — 0.3%
DXC Technology Co., 2.88%, 03/27/20	USD	2,550	2,525,808
Exela Intermediate LLC, 10.00%, 07/15/23(b)		700	721,875
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		2,000	2,011,175
2.25%, 08/15/21		715	688,856
First Data Corp.(b):
5.38%, 08/15/23		945	957,994
7.00%, 12/01/23		8,122	8,497,642
5.00%, 01/15/24		1,245	1,258,228
5.75%, 01/15/24		13,783	14,095,874
Fiserv, Inc., 2.70%, 06/01/20		5,000	4,943,372
Gartner, Inc., 5.13%, 04/01/25(b)		1,359	1,371,090
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21		485	495,428
IBM Credit LLC, 1.80%, 01/20/21		3,000	2,908,583
InterXion Holding NV, 4.75%, 06/15/25	EUR	210	254,772
Total System Services, Inc.:
3.80%, 04/01/21	USD	165	165,759
3.75%, 06/01/23		475	470,848
Visa, Inc., 2.20%, 12/14/20		2,000	1,966,577
WEX, Inc., 4.75%, 02/01/23(b)		2,309	2,320,545

			45,654,426
Leisure Products — 0.0%
Mattel, Inc., 6.75%, 12/31/25(b)		2,368	2,294,000

Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 5.50%, 04/01/26(b)		899	910,237
Life Technologies Corp., 6.00%, 03/01/20		2,000	2,079,825
Thermo Fisher Scientific, Inc., 3.00%, 04/15/23		1,500	1,455,283

			4,445,345
Machinery — 0.3%
Amsted Industries, Inc., 5.00%, 03/15/22(b)		500	500,000
BCD Acquisition, Inc., 9.63%, 09/15/23(b)		450	473,625
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		8,815	9,310,844
Colfax Corp., 3.25%, 05/15/25	EUR	622	738,406
Grinding Media, Inc., 7.38%, 12/15/23(b)	USD	4,414	4,590,560
Huayi Finance I Ltd., 4.00%, 12/02/19		437	421,620
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		260	262,275
Novelis Corp.(b):
6.25%, 08/15/24		6,083	6,098,207
5.88%, 09/30/26		8,328	7,984,470
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	988	1,100,671
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	1,353	1,298,880
SPX FLOW, Inc.(b):
5.63%, 08/15/24		1,510	1,498,675
5.88%, 08/15/26		920	920,000
Terex Corp., 5.63%, 02/01/25(b)		4,050	4,019,625
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		3,620	3,238,814
Xylem, Inc., 4.88%, 10/01/21		1,135	1,181,289

			43,637,961

Security	Par (000)		Value
Marine — 0.0%
Stena AB, 7.00%, 02/01/24(b)	USD	500	$467,500

Media — 1.3%
21st Century Fox America, Inc., 4.50%, 02/15/21		1,500	1,539,533
Acosta, Inc., 7.75%, 10/01/22(b)		1,072	527,960
Altice Financing SA(b):
6.63%, 02/15/23		2,900	2,932,625
7.50%, 05/15/26		3,910	3,806,776
Altice Finco SA, 4.75%, 01/15/28	EUR	400	406,138
Altice Luxembourg SA(b):
7.75%, 05/15/22	USD	8,634	8,590,830
7.63%, 02/15/25		800	742,000
Altice US Finance I Corp.(b):
5.38%, 07/15/23		8,926	9,004,102
5.50%, 05/15/26		1,280	1,257,741
AMC Entertainment Holdings, Inc.:
5.75%, 06/15/25		500	493,125
5.88%, 11/15/26		320	312,000
AMC Networks, Inc.:
4.75%, 12/15/22		500	500,000
5.00%, 04/01/24		1,815	1,790,044
4.75%, 08/01/25		2,981	2,861,760
Block Communications, Inc., 6.88%, 02/15/25(b)		350	348,250
Cablevision SA, 6.50%, 06/15/21(b)		8,527	8,490,419
Cablevision Systems Corp.:
8.00%, 04/15/20		3,480	3,650,694
5.88%, 09/15/22		450	451,125
Cequel Communications Holdings I LLC(b):
5.13%, 12/15/21		5,956	5,949,478
7.75%, 07/15/25		873	917,741
7.50%, 04/01/28		2,081	2,145,095
Charter Communications Operating LLC:
3.58%, 07/23/20		2,000	2,001,870
4.46%, 07/23/22		1,470	1,494,432
4.91%, 07/23/25		1,215	1,236,100
Cinemark USA, Inc., 4.88%, 06/01/23		500	492,650
Clear Channel International BV, 8.75%, 12/15/20(b)		1,578	1,621,395
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 03/15/20		4,892	4,902,762
Series A, 6.50%, 11/15/22		15,953	16,298,071
Comcast Corp., 5.15%, 03/01/20		2,000	2,062,706
CSC Holdings LLC:
6.75%, 11/15/21		1,000	1,042,500
10.13%, 01/15/23(b)		2,649	2,913,900
5.25%, 06/01/24		1,097	1,055,862
6.63%, 10/15/25(b)		3,729	3,850,193
10.88%, 10/15/25(b)		7,657	8,882,120
5.50%, 04/15/27(b)		970	933,625
5.38%, 02/01/28(b)		815	767,901
Discovery Communications LLC, 3.25%, 04/01/23		1,000	969,360
DISH DBS Corp.:
7.88%, 09/01/19		1,150	1,191,688
5.13%, 05/01/20		225	223,312
6.75%, 06/01/21		700	703,710
5.88%, 07/15/22		5,280	4,936,800
5.00%, 03/15/23		4	3,460
5.88%, 11/15/24		4,059	3,368,970
7.75%, 07/01/26		5,542	4,842,322
Gray Television, Inc.(b):
5.13%, 10/15/24		325	312,000

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Media (continued)
Gray Television, Inc. (continued)
5.88%, 07/15/26	USD	521	$509,277
Lamar Media Corp.:
5.00%, 05/01/23		335	339,187
5.38%, 01/15/24		400	410,000
Liberty Interactive LLC, 8.25%, 02/01/30		350	373,646
Live Nation Entertainment, Inc., 4.88%, 11/01/24(b)		538	530,602
MDC Partners, Inc., 6.50%, 05/01/24(b)		1,713	1,511,722
Meredith Corp., 6.88%, 02/01/26(b)		1,724	1,736,930
Midcontinent Communications, 6.88%, 08/15/23(b)		1,172	1,233,530
NBCUniversal Media LLC:
5.15%, 04/30/20		2,000	2,067,389
4.38%, 04/01/21		890	913,411
Nexstar Broadcasting, Inc., 5.63%, 08/01/24(b)		670	659,950
Omnicom Group, Inc., 4.45%, 08/15/20		2,280	2,330,089
Outfront Media Capital LLC:
5.25%, 02/15/22		500	503,750
5.63%, 02/15/24		300	302,547
Quebecor Media, Inc., 5.75%, 01/15/23		1,550	1,592,625
Radiate Holdco LLC, 6.63%, 02/15/25(b)		854	798,490
Sinclair Television Group, Inc.:
5.38%, 04/01/21		600	603,750
6.13%, 10/01/22		100	101,750
5.63%, 08/01/24(b)		325	320,938
Sirius XM Radio, Inc.(b):
3.88%, 08/01/22		625	607,031
4.63%, 05/15/23		350	344,750
6.00%, 07/15/24		1,200	1,240,500
5.38%, 04/15/25		795	789,038
5.38%, 07/15/26		1,980	1,937,925
5.00%, 08/01/27		6,768	6,429,600
Sky plc, 2.63%, 09/16/19(b)		1,640	1,627,239
TEGNA, Inc.:
5.13%, 10/15/19		154	154,385
5.13%, 07/15/20		150	151,875
6.38%, 10/15/23		700	722,750
5.50%, 09/15/24(b)		425	427,125
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		2,200	2,007,500
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	1,108	1,374,861
Time Warner Cable LLC:
8.75%, 02/14/19	USD	460	474,060
8.25%, 04/01/19		300	310,024
4.13%, 02/15/21		1,000	1,009,030
Tribune Media Co., 5.88%, 07/15/22		2,913	2,927,565
Unitymedia GmbH:
6.13%, 01/15/25(b)		600	623,940
3.75%, 01/15/27	EUR	458	562,340
Unitymedia Hessen GmbH & Co. KG:
4.00%, 01/15/25		600	735,042
5.00%, 01/15/25(b)	USD	980	997,150
3.50%, 01/15/27	EUR	244	299,696
6.25%, 01/15/29		1,734	2,281,707
Univision Communications, Inc.(b):
5.13%, 05/15/23	USD	680	649,400
5.13%, 02/15/25		3,546	3,288,915
UPC Holding BV, 5.50%, 01/15/28(b)		600	550,500
UPCB Finance IV Ltd.:
5.38%, 01/15/25(b)		1,322	1,275,730
4.00%, 01/15/27	EUR	1,358	1,624,596
UPCB Finance VII Ltd., 3.63%, 06/15/29		290	335,296

Security	Par (000)		Value
Media (continued)
Viacom, Inc.(a):
(LIBOR USD 3 Month + 3.90%), 5.88%, 02/28/57	USD	7,320	$7,129,680
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		7,351	7,162,189
Videotron Ltd.:
5.00%, 07/15/22		450	458,775
5.38%, 06/15/24(b)		400	413,000
5.13%, 04/15/27(b)		2,903	2,852,198
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	1,141	1,486,314
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		375	500,205
Vue International Bidco plc, 7.88%, 07/15/20		800	1,051,353
Walt Disney Co. (The), 2.30%, 02/12/21	USD	2,000	1,961,032
Warner Media LLC:
4.88%, 03/15/20		2,000	2,048,151
4.70%, 01/15/21		540	554,519
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	825	997,803
Ziggo Bond Co. BV, 7.13%, 05/15/24		1,249	1,562,754
Ziggo Bond Finance BV:
4.63%, 01/15/25		452	525,243
5.88%, 01/15/25(b)	USD	2,881	2,693,735
6.00%, 01/15/27(b)		400	366,000
Ziggo BV, 5.50%, 01/15/27(b)		2,396	2,282,190

			209,469,439
Metals & Mining — 0.8%
Alcoa Nederland Holding BV(b):
6.75%, 09/30/24		500	531,875
7.00%, 09/30/26		885	955,800
6.13%, 05/15/28		951	979,530
Allegheny Technologies, Inc.:
5.95%, 01/15/21		497	504,281
7.87%, 08/15/23		350	377,125
Anglo American Capital plc, 4.13%, 04/15/21(b)		204	204,940
ArcelorMittal:
5.50%, 08/05/20		300	310,128
5.75%, 03/01/21		700	726,236
6.50%, 02/25/22		500	536,150
7.00%, 10/15/39		800	902,000
7.00%, 03/01/41		450	500,062
Big River Steel LLC, 7.25%, 09/01/25(b)		1,338	1,391,520
Bukit Makmur Mandiri Utama PT:
7.75%, 02/13/22		3,700	3,774,910
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		2,890	2,775,296
Cleveland-Cliffs, Inc.:
4.88%, 01/15/24(b)		890	869,975
5.75%, 03/01/25		820	795,400
Constellium NV:
4.63%, 05/15/21	EUR	420	498,190
5.75%, 05/15/24(b)	USD	666	657,675
4.25%, 02/15/26	EUR	379	442,173
5.88%, 02/15/26(b)	USD	4,059	3,998,115
Eldorado Gold Corp., 6.13%, 12/15/20(b)		375	366,563
Energy Resources LLC, 8.00%, 09/30/22		288	279,521
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		555	539,737
5.13%, 03/15/23		360	350,100
5.13%, 05/15/24		545	521,838
Freeport-McMoRan, Inc.:
3.10%, 03/15/20		4,154	4,102,075

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Metals & Mining (continued)
Freeport-McMoRan, Inc. (continued)
4.00%, 11/14/21	USD	1,650	$1,635,563
3.55%, 03/01/22		8,702	8,430,062
6.88%, 02/15/23		500	535,000
3.88%, 03/15/23		8,571	8,249,587
4.55%, 11/14/24		600	580,125
5.40%, 11/14/34		1,415	1,298,263
5.45%, 03/15/43		11,767	10,449,096
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		2,644	2,565,148
Hi-Crush Partners LP, 9.50%, 08/01/26(b)		1,090	1,081,825
Hudbay Minerals, Inc., 7.63%, 01/15/25(b)		410	423,325
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		714	787,185
JSW Steel Ltd., 5.25%, 04/13/22		2,600	2,587,751
Minmetals Bounteous Finance BVI Ltd.:
4.75%, 07/30/25		2,900	2,910,712
4.20%, 07/27/26		1,700	1,645,658
New Gold, Inc., 6.25%, 11/15/22(b)		350	329,875
Newcastle Coal Infrastructure Group Pty. Ltd., 4.40%, 09/29/27		1,068	976,576
Newmont Mining Corp., 3.50%, 03/15/22		722	718,207
Northwest Acquisitions ULC, 7.13%, 11/01/22(b)		395	394,013
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	961	898,996
POSCO, 4.00%, 08/01/23	USD	735	733,005
Press Metal Labuan Ltd., 4.80%, 10/30/22		2,400	2,254,891
Schmolz+Bickenbach Luxembourg Finance SA, 5.63%, 07/15/22	EUR	205	248,133
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21	USD	418	394,004
Southern Copper Corp., 5.38%, 04/16/20		15,515	16,112,328
Steel Dynamics, Inc.:
5.13%, 10/01/21		4,695	4,747,819
5.50%, 10/01/24		275	280,844
4.13%, 09/15/25		943	901,744
5.00%, 12/15/26		1,210	1,205,462
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		500	516,250
Teck Resources Ltd.:
4.75%, 01/15/22		1,340	1,380,200
3.75%, 02/01/23		6,493	6,411,837
8.50%, 06/01/24(b)		2,235	2,461,294
6.13%, 10/01/35		450	466,875
5.20%, 03/01/42		2,521	2,306,715
5.40%, 02/01/43		1,536	1,440,000
United States Steel Corp.:
6.88%, 08/15/25		1,349	1,379,312
6.25%, 03/15/26		1,844	1,844,000
Vale Overseas Ltd., 4.38%, 01/11/22		378	384,804
Vedanta Resources plc:
8.25%, 06/07/21		697	724,044
7.13%, 05/31/23		4,150	4,087,750

			124,669,493
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.:
3.63%, 02/01/21(b)		350	341,705
5.00%, 12/15/21		1,907	1,930,838
4.75%, 03/15/25(b)		350	345,625

			2,618,168
Multiline Retail — 0.0%
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	350	465,624

Security	Par (000)		Value
Multiline Retail (continued)
JC Penney Corp., Inc.:
8.13%, 10/01/19	USD	27	$27,911
5.88%, 07/01/23(b)		315	297,376
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21(b)		2,080	1,310,400

			2,101,311
Multi-Utilities — 0.1%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/23		1,700	1,685,904
Ameren Corp., 2.70%, 11/15/20		3,580	3,530,230
Berkshire Hathaway Energy Co.:
2.40%, 02/01/20		1,155	1,144,743
2.38%, 01/15/21		380	372,478
CenterPoint Energy, Inc., 2.50%, 09/01/22		395	379,084
Consolidated Edison Co. of New York, Inc., 4.45%, 06/15/20		2,950	3,022,501
Dominion Energy, Inc., 2.58%, 07/01/20		2,400	2,365,204
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(a)	EUR	600	718,554
Sempra Energy:
2.40%, 02/01/20	USD	1,325	1,309,219
(LIBOR USD 3 Month + 0.50%), 2.84%, 01/15/21(a)		1,110	1,110,577
WEC Energy Group, Inc., 3.38%, 06/15/21		660	660,163

			16,298,657
Oil, Gas & Consumable Fuels — 2.8%
ABM Investama Tbk. PT, 7.13%, 08/01/22		310	288,402
Aker BP ASA, 5.88%, 03/31/25(b)		1,117	1,144,925
Alta Mesa Holdings LP, 7.88%, 12/15/24		830	863,200
Andeavor Logistics LP:
6.25%, 10/15/22		292	301,870
3.50%, 12/01/22		360	353,782
Antero Midstream Partners LP, 5.38%, 09/15/24		1,560	1,565,850
Antero Resources Corp.:
5.38%, 11/01/21		675	684,281
5.13%, 12/01/22		892	894,230
5.63%, 06/01/23		1,030	1,050,600
5.00%, 03/01/25		218	218,273
Apache Corp.:
3.63%, 02/01/21		3,175	3,180,931
3.25%, 04/15/22		1,345	1,327,079
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		1,055	1,165,775
Blue Racer Midstream LLC, 6.13%, 11/15/22(b)		500	506,400
BP Capital Markets plc:
2.52%, 01/15/20		3,000	2,979,766
4.50%, 10/01/20		825	848,261
4.74%, 03/11/21		715	743,431
BPRL International Singapore Pte. Ltd., 4.38%, 01/18/27		2,898	2,771,131
Buckeye Partners LP:
4.88%, 02/01/21		2,000	2,036,619
(LIBOR USD 3 Month + 4.02%), 6.38%, 01/22/78(a)		8,825	8,151,577
California Resources Corp., 8.00%, 12/15/22(b)		4,450	3,982,750
Calumet Specialty Products Partners LP, 6.50%, 04/15/21		1,218	1,205,820
Canadian Natural Resources Ltd., 2.95%, 01/15/23		545	526,623
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		3,413	3,472,727
8.25%, 07/15/25		294	317,520

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	USD	2,919	$3,203,603
5.88%, 03/31/25		6,247	6,574,967
5.13%, 06/30/27		7,574	7,596,722
Cheniere Energy Partners LP, 5.25%, 10/01/25(b)		5,193	5,167,035
Chesapeake Energy Corp., 8.00%, 12/15/22(b)		5,970	6,298,350
Chevron Corp., 2.42%, 11/17/20		4,000	3,958,142
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42		5,000	5,262,935
CNX Resources Corp.:
5.88%, 04/15/22		23,653	23,700,543
8.00%, 04/01/23		35	36,925
CONSOL Energy, Inc., 11.00%, 11/15/25(b)		746	824,330
Continental Resources, Inc.:
5.00%, 09/15/22		1,500	1,522,121
4.50%, 04/15/23		2,085	2,121,327
3.80%, 06/01/24		650	638,506
4.38%, 01/15/28		600	597,975
Covey Park Energy LLC, 7.50%, 05/15/25(b)		3,037	3,082,555
Crestwood Midstream Partners LP:
6.25%, 04/01/23		690	703,800
5.75%, 04/01/25		350	353,500
CrownRock LP, 5.63%, 10/15/25(b)		4,783	4,615,595
CVR Refining LLC, 6.50%, 11/01/22		350	357,875
DCP Midstream Operating LP:
5.35%, 03/15/20(b)		350	359,188
4.75%, 09/30/21(b)		600	607,644
3.88%, 03/15/23		300	291,750
5.38%, 07/15/25		645	658,706
6.45%, 11/03/36(b)		601	632,552
6.75%, 09/15/37(b)		1,735	1,865,125
(LIBOR USD 3 Month + 3.85%), 5.85%, 05/21/43(a)(b)		375	341,250
DEA Finance SA, 7.50%, 10/15/22	EUR	600	754,864
Denbury Resources, Inc., 9.25%, 03/31/22(b)	USD	2,516	2,666,960
Devon Energy Corp., 4.00%, 07/15/21		1,110	1,120,906
Diamondback Energy, Inc.:
4.75%, 11/01/24		308	298,760
5.38%, 05/31/25		465	465,000
5.38%, 05/31/25(b)		100	99,750
Eclipse Resources Corp., 8.88%, 07/15/23		320	306,400
Enbridge Energy Partners LP, 4.38%, 10/15/20		1,710	1,736,373
Enbridge, Inc.:
2.90%, 07/15/22		1,210	1,174,710
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(a)		36,600	35,889,960
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		32,950	32,175,736
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(a)(j)(l)	EUR	200	245,271
Endeavor Energy Resources LP(b):
5.50%, 01/30/26	USD	1,022	999,005
5.75%, 01/30/28		360	351,900
Energy Transfer Equity LP:
7.50%, 10/15/20		991	1,057,892
4.25%, 03/15/23		3,098	3,012,805
5.88%, 01/15/24		970	1,008,800
5.50%, 06/01/27		1,834	1,879,850
Energy Transfer Partners LP:
4.15%, 10/01/20		615	621,680
3.60%, 02/01/23		640	628,928

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP:
4.15%, 06/01/25	USD	202	$189,060
4.85%, 07/15/26		230	221,074
Enterprise Products Operating LLC, 2.55%, 10/15/19		1,000	994,574
EOG Resources, Inc., 2.45%, 04/01/20		3,820	3,778,179
EP Energy LLC:
9.38%, 05/01/20		55	54,175
9.38%, 05/01/24(b)		1,574	1,294,615
8.00%, 11/29/24(b)		395	398,950
7.75%, 05/15/26(b)		4,932	5,030,640
Eterna Capital Pte. Ltd., Series B, 0.00% ( 8.00% Cash or 8.00% PIK), 12/11/22(i)		236	221,209
Extraction Oil & Gas, Inc.(b):
7.38%, 05/15/24		366	384,300
5.63%, 02/01/26		3,062	2,970,140
Exxon Mobil Corp., 2.22%, 03/01/21		2,000	1,965,799
Genesis Energy LP:
6.75%, 08/01/22		500	510,000
6.50%, 10/01/25		801	774,967
GNL Quintero SA, 4.63%, 07/31/29		10,344	10,240,560
Greenko Dutch BV, 5.25%, 07/24/24		4,525	4,310,063
Gulfport Energy Corp.:
6.63%, 05/01/23		1,012	1,024,650
6.00%, 10/15/24		2,456	2,370,040
6.38%, 05/15/25		951	922,470
Halcon Resources Corp., 6.75%, 02/15/25		1,877	1,740,917
Hess Infrastructure Partners LP, 5.63%, 02/15/26(b)		1,833	1,842,165
Hilcorp Energy I LP(b):
5.00%, 12/01/24		100	96,125
5.75%, 10/01/25		550	548,625
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27		1,377	1,271,158
Holly Energy Partners LP, 6.00%, 08/01/24(b)		350	358,326
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		525	507,937
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		551	541,357
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21		3,450	3,586,861
Kinder Morgan, Inc.:
3.05%, 12/01/19		785	784,859
3.15%, 01/15/23		780	757,130
Magellan Midstream Partners LP, 4.25%, 02/01/21		2,295	2,341,656
Magnolia Oil & Gas Operating LLC, 6.00%, 08/01/26(b)		842	847,010
Matador Resources Co., 6.88%, 04/15/23		180	189,225
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		975	915,057
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		3,250	3,369,555
MEG Energy Corp.(b):
6.38%, 01/30/23		1,497	1,351,042
7.00%, 03/31/24		1,487	1,343,876
6.50%, 01/15/25		2,489	2,448,554
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/26(b)		475	463,125
Murphy Oil Corp.:
4.00%, 06/01/22		400	391,000
4.45%, 12/01/22		1,029	1,017,053
6.88%, 08/15/24		400	420,000
5.75%, 08/15/25		588	589,481
5.87%, 12/01/42		285	257,612

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Navios Maritime Acquisition Corp., 8.13%, 11/15/21(b)	USD	400	$328,000
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		978	953,550
Newfield Exploration Co.:
5.75%, 01/30/22		600	625,500
5.63%, 07/01/24		750	787,500
5.38%, 01/01/26		2,381	2,434,573
NGL Energy Partners LP:
5.13%, 07/15/19		1,285	1,289,819
6.88%, 10/15/21		770	781,550
7.50%, 11/01/23		550	561,000
NGPL PipeCo LLC(b):
4.38%, 08/15/22		2,253	2,258,632
4.88%, 08/15/27		2,053	2,050,434
7.77%, 12/15/37		2,137	2,628,510
NuStar Logistics LP, 5.63%, 04/28/27		400	390,500
Oasis Petroleum, Inc.:
6.88%, 03/15/22		568	578,650
6.88%, 01/15/23		2,895	2,960,137
6.25%, 05/01/26(b)		125	125,625
Occidental Petroleum Corp., Series 1, 4.10%, 02/01/21		1,005	1,026,302
Oil India International Pte. Ltd., 4.00%, 04/21/27		272	250,888
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(a)	EUR	950	1,147,046
Parkland Fuel Corp., 6.00%, 04/01/26(b)	USD	330	325,463
Parsley Energy LLC(b):
5.38%, 01/15/25		1,838	1,828,810
5.63%, 10/15/27		1,314	1,304,145
PBF Holding Co. LLC, 7.25%, 06/15/25		3,040	3,180,600
PDC Energy, Inc.:
6.13%, 09/15/24		316	317,185
5.75%, 05/15/26		786	777,158
Peabody Energy Corp.(b):
6.00%, 03/31/22		335	345,050
6.38%, 03/31/25		335	356,775
Petrobras Global Finance BV, 4.38%, 05/20/23		16,355	15,758,043
Pioneer Natural Resources Co.:
7.50%, 01/15/20		120	127,142
3.45%, 01/15/21		2,810	2,814,089
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%(a)(j)		1,600	1,535,923
Puma International Financing SA(b):
5.13%, 10/06/24		350	323,225
5.00%, 01/24/26		550	496,576
QEP Resources, Inc.:
6.88%, 03/01/21		111	117,938
5.38%, 10/01/22		1,717	1,742,755
5.25%, 05/01/23		400	394,000
5.63%, 03/01/26		1,616	1,555,400
Range Resources Corp.:
5.88%, 07/01/22		1,613	1,621,065
5.00%, 08/15/22		890	872,200
5.00%, 03/15/23		1,362	1,305,818
4.88%, 05/15/25		2,165	2,005,331
Repsol International Finance BV(a):
(EUR Swap Annual 6 Year + 3.56%), 3.88%(j)	EUR	500	619,025
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		1,225	1,542,036

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Resolute Energy Corp., 8.50%, 05/01/20	USD	2,638	$2,642,946
Rockies Express Pipeline LLC(b):
6.00%, 01/15/19		524	529,240
5.63%, 04/15/20		2,860	2,942,654
6.88%, 04/15/40		3,672	4,259,520
Sabine Pass Liquefaction LLC, 5.62%, 02/01/21		3,300	3,450,491
Sable Permian Resources Land LLC, 13.00%, 11/30/20(b)		375	418,125
Sanchez Energy Corp.:
7.75%, 06/15/21		6,055	5,237,575
6.13%, 01/15/23		1,650	1,132,312
7.25%, 02/15/23(b)		793	780,352
Santos Finance Ltd., 4.13%, 09/14/27		792	739,313
Seven Generations Energy Ltd.(b):
6.75%, 05/01/23		98	101,185
6.88%, 06/30/23		1,519	1,572,165
5.38%, 09/30/25		2,651	2,544,960
SM Energy Co.:
6.13%, 11/15/22		350	358,750
6.50%, 01/01/23		578	586,670
5.00%, 01/15/24		1,166	1,122,275
5.63%, 06/01/25		2,775	2,702,156
6.75%, 09/15/26		586	596,255
Southern Star Central Corp., 5.13%, 07/15/22(b)		184	184,000
Southwestern Energy Co.:
4.10%, 03/15/22		800	760,000
6.20%, 01/23/25		2,370	2,337,412
7.50%, 04/01/26		3,084	3,180,375
7.75%, 10/01/27		849	887,736
SRC Energy, Inc., 6.25%, 12/01/25		400	402,000
Summit Midstream Holdings LLC, 5.75%, 04/15/25		314	301,440
Sunoco Logistics Partners Operations LP, 4.40%, 04/01/21		1,326	1,347,571
Sunoco LP(b):
4.88%, 01/15/23		2,645	2,599,294
5.50%, 02/15/26		580	551,725
5.88%, 03/15/28		571	536,740
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		1,031	1,056,775
5.50%, 01/15/28		3,983	3,992,958
Targa Resources Partners LP:
4.13%, 11/15/19		750	750,000
5.25%, 05/01/23		500	503,750
4.25%, 11/15/23		1,590	1,526,400
6.75%, 03/15/24		400	422,000
5.13%, 02/01/25		620	616,900
5.88%, 04/15/26(b)		2,207	2,251,140
5.38%, 02/01/27		275	272,247
5.00%, 01/15/28(b)		550	519,063
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		1,200	1,155,000
5.00%, 01/31/28		1,354	1,274,453
Texas Eastern Transmission LP, 2.80%, 10/15/22(b)		1,070	1,024,760
TransCanada PipeLines Ltd.:
3.80%, 10/01/20		2,615	2,646,535
3.75%, 10/16/23		760	761,715
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(a)		48,379	48,983,738
Tullow Oil plc, 7.00%, 03/01/25		600	584,250

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Ultra Resources, Inc.(b):
6.88%, 04/15/22	USD	465	$301,088
7.13%, 04/15/25		350	210,000
Whiting Petroleum Corp.:
1.25%, 04/01/20(l)		2,580	2,461,784
5.75%, 03/15/21		600	612,000
6.63%, 01/15/26		4,758	4,927,504
Williams Cos., Inc. (The):
3.70%, 01/15/23		550	536,250
4.55%, 06/24/24		1,722	1,730,610
8.75%, 03/15/32		771	1,011,938
5.75%, 06/24/44		1,295	1,379,175
Williams Partners LP, 3.60%, 03/15/22		1,005	1,001,410
WPX Energy, Inc.:
6.00%, 01/15/22		380	394,250
8.25%, 08/01/23		799	903,909
5.25%, 09/15/24		3,470	3,448,313
5.75%, 06/01/26		345	345,862
Yancoal International Resources Development Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.30%), 5.75%(a)(j)		1,495	1,483,885
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		1,535	1,489,688

			471,914,120
Paper & Forest Products — 0.0%
Mercer International, Inc., 6.50%, 02/01/24		494	505,115
Norbord, Inc.(b):
5.38%, 12/01/20		2,437	2,485,740
6.25%, 04/15/23		284	296,453
Resolute Forest Products, Inc., 5.88%, 05/15/23		450	461,250
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	300	364,346
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		994	1,179,095
Stora Enso OYJ, 2.50%, 06/07/27		350	424,115

			5,716,114
Personal Products — 0.0%(b)
Avon International Operations, Inc., 7.88%, 08/15/22	USD	345	341,550
Coty, Inc., 6.50%, 04/15/26		425	397,906
First Quality Finance Co., Inc., 4.63%, 05/15/21		400	389,000

			1,128,456
Pharmaceuticals — 0.4%
Allergan Finance LLC, 3.25%, 10/01/22		455	443,725
Allergan Funding SCS:
2.45%, 06/15/19		1,000	997,847
3.00%, 03/12/20		1,000	995,897
3.45%, 03/15/22		3,266	3,229,073
AstraZeneca plc:
1.95%, 09/18/19		1,000	989,540
2.38%, 11/16/20		2,800	2,748,471
Bausch Health Cos., Inc.:
7.50%, 07/15/21(b)		3,114	3,176,280
5.63%, 12/01/21(b)		3,308	3,274,920
6.50%, 03/15/22(b)		2,161	2,253,275
5.50%, 03/01/23(b)		4,559	4,319,652
4.50%, 05/15/23	EUR	675	762,459
5.88%, 05/15/23(b)	USD	7,632	7,330,536
7.00%, 03/15/24(b)		3,682	3,903,841
6.13%, 04/15/25(b)		8,674	8,131,875

Security	Par (000)		Value
Pharmaceuticals (continued)
Bausch Health Cos, Inc. (continued)
5.50%, 11/01/25(b)	USD	3,120	$3,125,616
9.00%, 12/15/25(b)		800	847,360
Bayer US Finance II LLC, 3.88%, 12/15/23(b)		690	691,862
Bayer US Finance LLC, 2.38%, 10/08/19(b)		835	828,757
Endo Dac, 6.00%, 07/15/23(b)		546	464,100
Endo Finance LLC, 7.25%, 01/15/22(b)		990	935,550
inVentiv Group Holdings, Inc., 7.50%, 10/01/24(b)		1,040	1,092,000
Mylan NV, 2.50%, 06/07/19		456	454,414
Sanofi SA, 4.00%, 03/29/21		3,700	3,787,400
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21		800	771,072
2.88%, 09/23/23		1,230	1,161,824
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19		1,629	1,597,995
Valeant Pharmaceuticals International, Inc.(b):
9.25%, 04/01/26		800	851,000
8.50%, 01/31/27		3,749	3,850,223

			63,016,564
Professional Services — 0.0%(b)
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		1,440	1,404,000
IHS Markit Ltd.:
5.00%, 11/01/22		500	513,355
4.75%, 02/15/25		625	625,781
4.00%, 03/01/26		350	333,130
Jaguar Holding Co. II, 6.38%, 08/01/23		5,180	5,217,244

			8,093,510
Real Estate Management & Development — 0.6%
ADLER Real Estate AG:
4.75%, 04/08/20	EUR	68	81,860
1.88%, 04/27/23		500	574,458
2.13%, 02/06/24		590	677,798
3.00%, 04/27/26		700	803,955
Agile Group Holdings Ltd.:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.46%), 10.23%(a)(j)	USD	1,850	1,869,536
8.50%, 07/18/21		675	691,193
8.50%, 07/18/21		783	801,784
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(j)		1,500	1,383,072
Akelius Residential Property AB, (EUR Swap Annual 5 Year + 3.49%), 3.88%, 10/05/78(a)	EUR	200	231,971
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24	USD	3,300	2,798,529
Aroundtown SA, 1.50%, 01/18/21(l)	EUR	500	786,388
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.18%(a)(j)	USD	750	700,500
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(a)(j)	EUR	400	478,271
Caiyun International Investment Ltd., 3.13%, 07/12/19	USD	450	428,624
Central China Real Estate Ltd.:
6.88%, 10/23/20		1,900	1,873,282
6.50%, 03/05/21		412	397,771
China Aoyuan Property Group Ltd., 7.50%, 05/10/21		2,400	2,334,578
China Evergrande Group:
6.25%, 06/28/21		702	679,252
7.50%, 06/28/23		1,759	1,619,942
8.75%, 06/28/25		2,791	2,590,252

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Real Estate Management & Development (continued)
China SCE Property Holdings Ltd., 7.45%, 04/17/21	USD	500	$491,373
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		2,800	2,791,460
6.88%, 04/23/21		2,160	2,128,127
Country Garden Holdings Co. Ltd., 7.25%, 04/04/21		789	799,589
Easy Tactic Ltd., 7.00%, 04/25/21		900	875,475
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(j)		1,700	1,678,881
Fantasia Holdings Group Co. Ltd.:
7.25%, 02/13/19		995	977,589
10.75%, 01/22/20		3,600	3,456,000
8.38%, 03/08/21		1,100	971,816
7.95%, 07/05/22		1,650	1,345,295
Fastighets AB Balder, (EUR Swap Annual 5 Year + 2.90%), 3.00%, 03/07/78(a)	EUR	100	113,345
Five Point Operating Co. LP, 7.88%, 11/15/25(b)	USD	360	365,400
Future Land Development Holdings Ltd., 5.00%, 02/16/20		1,025	1,008,055
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		1,500	1,515,339
Golden Wheel Tiandi Holdings Co. Ltd., 7.00%, 01/18/21		1,800	1,656,567
Greenland Global Investment Ltd.:
6.75%, 05/22/19		650	649,854
(LIBOR USD 3 Month + 4.85%), 7.19%, 09/26/21(a)		2,100	2,092,083
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		1,708	1,656,760
Guorui Properties Ltd., 7.00%, 03/21/20		1,850	1,600,189
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		1,066	1,043,348
Hunt Cos., Inc., 6.25%, 02/15/26(b)		540	500,850
Jababeka International BV:
6.50%, 10/05/23(b)		867	750,374
6.50%, 10/05/23		2,555	2,211,309
Jingrui Holdings Ltd., 9.45%, 04/23/21		1,200	1,153,171
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		260	240,682
8.50%, 06/30/22		2,446	2,092,115
9.38%, 06/30/24		300	244,497
Kennedy-Wilson, Inc., 5.88%, 04/01/24		585	570,375
Logan Property Holdings Co. Ltd., 6.88%, 04/24/21		600	586,649
Longfor Group Holdings Ltd., 4.50%, 01/16/28		1,525	1,384,211
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		1,296	1,167,106
New Metro Global Ltd., 6.50%, 04/23/21		1,383	1,348,774
Overseas Chinese Town Asia Holdings Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 7.71%), 4.30%(a)(j)		6,035	5,754,536
Powerlong Real Estate Holdings Ltd., 6.95%, 04/17/21		500	470,162
Realogy Group LLC(b):
4.50%, 04/15/19		852	854,130
5.25%, 12/01/21		320	320,800
4.88%, 06/01/23		860	800,660
Redco Group:
7.00%, 11/14/18		530	519,478
6.38%, 02/27/19		1,395	1,356,289

Security	Par (000)		Value
Real Estate Management & Development (continued)
Ronshine China Holdings Ltd., 6.95%, 12/08/19	USD	2,100	$2,060,062
RPG Byty sro, 3.38%, 10/15/24	EUR	805	948,537
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(a)(j)(l)	USD	1,000	1,017,500
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24		626	638,446
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27		209	212,756
Summit Germany Ltd., 2.00%, 01/31/25	EUR	273	300,596
Sun Hung Kai Properties Capital Market Ltd.:
4.45%(j)	USD	2,190	1,872,196
4.50%, 02/14/22		680	696,940
Sunac China Holdings Ltd.:
8.63%, 07/27/20		1,372	1,381,224
6.88%, 08/08/20		1,340	1,309,228
Times China Holdings Ltd.:
6.25%, 01/23/20		2,207	2,187,859
6.25%, 01/17/21		1,720	1,642,521
7.85%, 06/04/21		500	490,992
5.75%, 04/26/22		289	256,580
Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/27		2,435	2,234,337
VLL International, Inc.:
7.38%, 06/18/22		1,500	1,560,165
5.75%, 11/28/24		790	739,087
WeWork Cos., Inc., 7.88%, 05/01/25(b)		200	194,500
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		500	458,752
9.88%, 03/19/20		737	663,480
Yanlord Land HK Co. Ltd., 6.75%, 04/23/23		4,000	3,991,596
Yuzhou Properties Co. Ltd.:
6.38%, 03/06/21		762	739,564
7.90%, 05/11/21		982	982,219

			97,924,866
Road & Rail — 0.2%
Asciano Finance Ltd., 4.75%, 03/22/28		2,500	2,411,775
Ashtead Capital, Inc.(b):
5.63%, 10/01/24		200	205,760
4.13%, 08/15/25		555	527,944
5.25%, 08/01/26		1,975	1,992,281
4.38%, 08/15/27		310	295,182
Avis Budget Car Rental LLC:
5.13%, 06/01/22(b)		300	296,250
5.50%, 04/01/23		500	492,500
Avis Budget Finance plc, 4.13%, 11/15/24	EUR	281	333,516
Avolon Holdings Funding Ltd., 5.50%, 01/15/23(b)	USD	350	348,250
Ceva Logistics Finance BV, 5.25%, 08/01/25	EUR	571	663,726
CSX Corp., 3.70%, 10/30/20	USD	450	455,209
EC Finance plc:
2.38%, 11/15/22	EUR	744	868,918
ERAC USA Finance LLC, 2.60%, 12/01/21(b)	USD	860	832,788
Europcar Mobility Group:
5.75%, 06/15/22	EUR	200	240,386
4.13%, 11/15/24		709	819,170
Herc Rentals, Inc.(b):
7.50%, 06/01/22	USD	2,591	2,733,505
7.75%, 06/01/24		623	667,594
Hertz Corp. (The):
5.88%, 10/15/20		500	494,300
7.63%, 06/01/22(b)		2,721	2,649,574

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Road & Rail (continued)
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	1,106	$1,281,015
Loxam SAS:
3.50%, 04/15/22		109	131,124
3.50%, 05/03/23		720	866,238
4.25%, 04/15/24		225	275,462
Park Aerospace Holdings Ltd.(b):
3.63%, 03/15/21	USD	170	164,900
5.25%, 08/15/22		1,296	1,296,000
4.50%, 03/15/23		705	673,275
5.50%, 02/15/24		885	873,937
Penske Truck Leasing Co. LP(b):
2.50%, 06/15/19		1,300	1,294,568
3.30%, 04/01/21		910	901,716
2.70%, 03/14/23		335	316,363
Ryder System, Inc.:
2.65%, 03/02/20		1,000	991,224
2.50%, 05/11/20		355	349,983
3.50%, 06/01/21		495	495,454
3.75%, 06/09/23		485	484,593
Union Pacific Corp., 4.00%, 02/01/21		3,582	3,649,229

			31,373,709
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc.:
2.95%, 01/12/21		2,000	1,976,903
2.50%, 12/05/21		500	482,723
Broadcom Corp.:
2.38%, 01/15/20		6,600	6,507,460
2.20%, 01/15/21		1,000	965,677
3.00%, 01/15/22		1,552	1,505,868
Entegris, Inc., 4.63%, 02/10/26(b)		900	852,750
Global A&T Electronics Ltd., 8.50%, 01/12/23		1,026	982,644
Intel Corp., 1.70%, 05/19/21		1,500	1,451,014
Lam Research Corp.:
2.75%, 03/15/20		2,000	1,987,579
2.80%, 06/15/21		1,855	1,820,639
Micron Technology, Inc., 5.50%, 02/01/25		902	932,443
NXP BV(b):
4.13%, 06/15/20		935	938,506
4.13%, 06/01/21		2,843	2,850,193
4.63%, 06/15/22		930	941,625
3.88%, 09/01/22		367	361,495
4.63%, 06/01/23		393	397,421
Qorvo, Inc.:
7.00%, 12/01/25		6	6,495
5.50%, 07/15/26(b)		320	326,000
QUALCOMM, Inc.:
2.25%, 05/20/20		1,000	984,655
3.00%, 05/20/22		1,685	1,654,169
2.60%, 01/30/23		725	692,604
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		500	524,375
Texas Instruments, Inc., 2.75%, 03/12/21		1,000	995,602

			30,138,840
Software — 0.4%
BMC Software Finance, Inc., 8.13%, 07/15/21(b)		1,017	1,041,154
CA, Inc., 3.60%, 08/15/22		575	567,255
CDK Global, Inc.:
5.00%, 10/15/24		350	357,000
5.88%, 06/15/26		1,104	1,131,600
4.88%, 06/01/27		1,906	1,865,497

Security	Par (000)		Value
Software (continued)
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)	USD	3,712	$3,591,360
Electronic Arts, Inc., 3.70%, 03/01/21		1,000	1,009,881
Fair Isaac Corp., 5.25%, 05/15/26(b)		225	225,967
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		3,453	3,832,830
Infor US, Inc.:
5.75%, 08/15/20(b)		325	329,469
6.50%, 05/15/22		12,650	12,808,125
Informatica LLC, 7.13%, 07/15/23(b)		3,770	3,835,975
j2 Cloud Services LLC, 6.00%, 07/15/25(b)		465	470,812
Microsoft Corp., 4.00%, 02/08/21		1,961	2,014,367
Nuance Communications, Inc.:
5.38%, 08/15/20(b)		213	212,201
6.00%, 07/01/24		3,045	3,098,288
5.63%, 12/15/26		500	497,500
Open Text Corp.(b):
5.63%, 01/15/23		565	578,419
5.88%, 06/01/26		635	650,875
Oracle Corp.:
3.88%, 07/15/20		2,000	2,036,357
1.90%, 09/15/21		1,500	1,447,452
PT Jersey Ltd., 0.50%, 11/19/19(l)	EUR	800	915,710
PTC, Inc., 6.00%, 05/15/24	USD	1,045	1,091,712
RP Crown Parent LLC, 7.38%, 10/15/24(b)		589	602,252
Solera LLC, 10.50%, 03/01/24(b)		12,996	14,370,425
Symantec Corp.:
4.20%, 09/15/20		500	502,506
5.00%, 04/15/25(b)		1,457	1,436,591
TIBCO Software, Inc., 11.38%, 12/01/21(b)		6,229	6,727,320
Veritas US, Inc.:
7.50%, 02/01/23(b)		365	344,925
7.50%, 02/01/23	EUR	500	568,596
VMware, Inc., 2.30%, 08/21/20	USD	4,500	4,403,214

			72,565,635
Specialty Retail — 0.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		5,429	5,401,855
Baoxin Auto Finance I Ltd.:
6.63%, 04/02/19		1,500	1,447,395
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.62%(a)(j)		2,935	2,422,138
Group 1 Automotive, Inc.:
5.00%, 06/01/22		275	271,562
5.25%, 12/15/23(b)		286	278,850
L Brands, Inc.:
6.63%, 04/01/21		850	894,625
5.63%, 02/15/22		750	764,063
5.63%, 10/15/23		325	331,906
5.25%, 02/01/28		335	294,800
6.88%, 11/01/35		1,645	1,412,644
6.75%, 07/01/36		484	408,980
Penske Automotive Group, Inc.:
5.75%, 10/01/22		350	357,357
5.50%, 05/15/26		320	311,200
Sally Holdings LLC, 5.63%, 12/01/25		1,820	1,701,700
SRS Distribution, Inc., 8.25%, 07/01/26(b)		900	868,500
Staples, Inc., 8.50%, 09/15/25(b)		2,936	2,759,840
Tendam Brands SAU, 5.00%, 09/15/24	EUR	420	464,483

			20,391,898

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.:
2.25%, 02/23/21	USD	6,000	$5,895,603
2.85%, 05/06/21		6,000	5,983,421
Dell International LLC(b):
4.42%, 06/15/21		220	223,304
5.88%, 06/15/21		1,415	1,449,013
7.13%, 06/15/24		4,158	4,469,850
6.02%, 06/15/26		1,125	1,189,271
8.35%, 07/15/46		335	412,386
Dell, Inc., 5.88%, 06/15/19		375	381,094
EMC Corp.:
2.65%, 06/01/20		1,550	1,511,151
3.38%, 06/01/23		650	606,161
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		2,000	2,011,860
NCR Corp.:
4.63%, 02/15/21		100	98,625
5.00%, 07/15/22		650	641,062
6.38%, 12/15/23		400	408,000
NetApp, Inc., 2.00%, 09/27/19		1,480	1,461,844
Western Digital Corp., 4.75%, 02/15/26		4,389	4,314,936
Xerox Corp., 3.50%, 08/20/20		1,000	992,730

			32,050,311
Textiles, Apparel & Luxury Goods — 0.0%
Eagle Intermediate Global Holding BV, 7.50%, 05/01/25(b)		155	154,225
Hanesbrands, Inc.(b):
4.63%, 05/15/24		575	559,187
4.88%, 05/15/26		675	652,219
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		3,583	2,687,250
PVH Corp., 3.13%, 12/15/27	EUR	1,050	1,215,498
SMCP Group SAS, 5.88%, 05/01/23		135	166,283
Under Armour, Inc., 3.25%, 06/15/26	USD	400	361,290

			5,795,952
Thrifts & Mortgage Finance — 0.1%
BPCE SA:
2.65%, 02/03/21		2,000	1,957,904
2.75%, 01/11/23(b)		250	239,794
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	1,700	2,030,166
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	830	808,212
Jerrold Finco plc:
6.25%, 09/15/21	GBP	390	519,676
6.13%, 01/15/24		2,124	2,752,846
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22	USD	689	689,076
5.25%, 10/01/25		630	589,050
Quicken Loans, Inc., 5.75%, 05/01/25(b)		825	822,112

			10,408,836
Tobacco — 0.1%
Altria Group, Inc., 2.63%, 01/14/20		3,750	3,732,851
BAT Capital Corp.(b):
2.30%, 08/14/20		1,915	1,878,320
2.76%, 08/15/22		2,095	2,023,641
Philip Morris International, Inc.:
2.00%, 02/21/20		3,000	2,956,188
1.88%, 02/25/21		145	140,713
Reynolds American, Inc., 3.25%, 06/12/20		2,121	2,120,384
Vector Group Ltd., 6.13%, 02/01/25(b)		3,563	3,447,203

			16,299,300

Security	Par (000)		Value
Trading Companies & Distributors — 0.2%
Ahern Rentals, Inc., 7.38%, 05/15/23(b)	USD	435	$426,300
Air Lease Corp.:
2.50%, 03/01/21		2,490	2,424,908
2.63%, 07/01/22		1,670	1,599,046
Aircastle Ltd.:
6.25%, 12/01/19		100	103,250
5.13%, 03/15/21		475	487,312
5.50%, 02/15/22		250	260,000
Aviation Capital Group LLC, 2.88%, 01/20/22(b)		540	522,697
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		2,291	2,134,181
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/22(b)		545	566,800
H&E Equipment Services, Inc., 5.63%, 09/01/25		630	622,125
HD Supply, Inc., 5.75%, 04/15/24(b)(e)		11,537	12,113,850
Rexel SA:
3.50%, 06/15/23	EUR	877	1,065,054
2.63%, 06/15/24		365	430,976
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	2,232	2,237,580
5.75%, 11/15/24		2,132	2,179,970
5.50%, 07/15/25		619	628,285
4.63%, 10/15/25		3,216	3,103,440
5.88%, 09/15/26		3,581	3,634,715
5.50%, 05/15/27		3,731	3,697,048
4.88%, 01/15/28		1,180	1,102,214
WESCO Distribution, Inc., 5.38%, 12/15/21		200	204,160

			39,543,911
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd.:
3.95%, 01/19/22(b)		2,000	1,959,362
4.00%, 07/30/27		892	813,251
CMHI Finance BVI Co. Ltd., 5.00%, 08/06/28		1,630	1,616,341
HPHT Finance 17 Ltd., 2.75%, 09/11/22		2,035	1,926,087
Royal Capital BV(j):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.42%), 5.50%(a)		1,000	994,924
5.88%		1,800	1,680,671
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)		508	479,564

			9,470,200
Water Utilities — 0.0%
Core & Main LP, 6.13%, 08/15/25(b)		1,420	1,363,200

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 5.00%, 03/30/20		2,000	2,048,018
C&W Senior Financing DAC, 6.88%, 09/15/27(b)		525	514,500
Digicel Group Ltd., 7.13%, 04/01/22(b)		3,942	2,508,097
Digicel Ltd., 6.00%, 04/15/21(b)		5,471	5,060,675
Hughes Satellite Systems Corp.:
6.50%, 06/15/19		732	746,640
7.63%, 06/15/21		1,020	1,093,950
5.25%, 08/01/26		5,067	4,838,985
6.63%, 08/01/26		535	509,588
Inmarsat Finance plc, 4.88%, 05/15/22(b)		1,052	1,041,480
Matterhorn Telecom SA, 3.88%, 05/01/22	EUR	842	1,002,562
SmarTone Finance Ltd., 3.88%, 04/08/23	USD	8,350	8,194,540

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Wireless Telecommunication Services (continued)
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	975	$1,189,873
4.00%, 04/20/23		300	366,115
4.75%, 07/30/25		653	784,584
(USD Swap Rate 5 Year + 4.85%), 6.87%(a)(j)	USD	3,900	3,522,792
Sprint Communications, Inc.:
7.00%, 03/01/20(b)		4,555	4,727,635
7.00%, 08/15/20		700	731,500
6.00%, 11/15/22		1,300	1,314,222
Sprint Corp.:
7.25%, 09/15/21		1,050	1,103,812
7.88%, 09/15/23		6,382	6,812,785
7.13%, 06/15/24		14,543	14,933,843
7.63%, 02/15/25		3,608	3,772,633
7.63%, 03/01/26		4,653	4,827,488
Sprint Spectrum Co. LLC(b):
3.36%, 09/20/21		1,219	1,212,656
4.74%, 03/20/25		590	585,575
Telefonica Europe BV(a)(j):
(EUR Swap Annual 5 Year + 5.04%), 6.50%	EUR	500	589,268
(EUR Swap Annual 5 Year + 3.81%), 4.20%		2,700	3,296,707
(GBP Swap 5 Year + 4.46%), 6.75%	GBP	400	563,672
(EUR Swap Annual 8 Year + 5.59%), 7.63%	EUR	500	685,525
(EUR Swap Annual 5 Year + 3.86%), 3.75%		300	362,640
(EUR Swap Annual 5 Year + 2.33%), 2.63%		600	672,704
(EUR Swap Annual 10 Year + 4.30%), 5.88%		200	260,473
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	700	692,125
6.00%, 03/01/23		700	721,000
6.50%, 01/15/24		675	703,687
6.00%, 04/15/24		650	671,531
6.38%, 03/01/25		3,339	3,480,907
5.13%, 04/15/25		1,040	1,044,576
6.50%, 01/15/26		2,606	2,733,043
4.50%, 02/01/26		3,356	3,154,640
5.38%, 04/15/27		650	641,063
4.75%, 02/01/28		1,100	1,019,920
United States Cellular Corp., 6.70%, 12/15/33		199	204,783
Vodafone Group plc, 0.00%, 11/26/20(l)(m)	GBP	400	504,019
Wind Tre SpA:
2.63%, 01/20/23	EUR	330	366,109
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(a)		200	219,253
3.13%, 01/20/25		800	874,187
5.00%, 01/20/26(b)	USD	400	359,240

			97,265,620

Total Corporate Bonds — 28.7% (Cost: $4,786,054,573)			4,757,728,385

Equity-Linked Notes — 11.1%

Aerospace & Defense — 0.4%
JPMorgan Structured Products BV (Lockheed Martin Corp.), 12.97%, 09/12/18(b)		84	27,497,381

Security	Par (000)		Value
Aerospace & Defense (continued)
Merrill Lynch International & Co. (United Technologies Corp.), 12.55%, 09/12/18	USD	300	$40,565,587

			68,062,968
Airlines — 0.3%
JPMorgan Structured Products BV (Delta Air Lines, Inc.), 13.20%, 10/10/18(b)		796	41,859,063
Societe Generale SA (Deutsche Lufthansa AG), 15.97%, 09/18/18	EUR	160	4,490,917

			46,349,980
Automobiles — 0.0%
Credit Suisse AG (Renault SA), 17.50%, 09/14/18		34	3,014,117

Banks — 1.2%
BNP Paribas SA (Comerica, Inc.), 13.18%, 09/10/18(b)	USD	79	7,501,971
Nomura Bank International plc (KeyCorp), 13.06%, 10/17/18		346	7,224,018
Nomura Bank International plc (SunTrust Banks, Inc.):
11.40%, 10/17/18		186	13,430,071
11.38%, 10/18/18		186	13,429,270
Royal Bank of Canada (Bank of America Corp.), 11.51%, 09/07/18(b)(l)		1,367	41,460,522
Royal Bank of Canada (Citigroup, Inc.), 10.95%, 09/07/18(b)(l)		580	41,256,292
Royal Bank of Canada (Wells Fargo & Co.), 11.76%, 09/07/18(b)(l)		711	40,649,945
Societe Generale SA (JPMorgan Chase & Co.), 8.56%, 09/07/18		366	41,299,821

			206,251,910
Beverages — 0.4%(b)
BNP Paribas SA (Constellation Brands, Inc.), 9.29%, 09/17/18		105	22,042,860
JPMorgan Structured Products BV (PepsiCo, Inc.), 10.19%, 09/06/18		357	40,902,851

			62,945,711
Biotechnology — 0.3%
BNP Paribas SA (AbbVie, Inc.), 15.28%, 10/23/18(b)		444	40,915,398

Capital Markets — 1.1%
Nomura Bank International plc (Charles Schwab Corp. (The))(l):
13.90%, 08/31/18		370	19,042,226
13.36%, 09/04/18		370	19,053,034
Nomura Bank International plc (E*TRADE Financial Corp.):
12.73%, 10/15/18		134	7,978,008
12.75%, 10/16/18		134	7,978,337
Nomura Bank International plc (Morgan Stanley)(l):
14.88%, 08/31/18		397	20,151,759
14.20%, 09/04/18		397	20,155,181
Societe Generale SA (Goldman Sachs Group. Inc. (The)), 12.48%, 09/10/18		174	41,119,261
Societe Generale SA (Moelis & Co.):
12.15%, 09/10/18	EUR	57	19,942,869
12.07%, 09/11/18	USD	57	19,946,565

			175,367,240

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Chemicals — 0.0%
Merrill Lynch International & Co. (Koninklijke DSM NV), 12.10%, 08/01/18	EUR	34	$3,637,588

Communications Equipment — 0.2%
Credit Suisse AG (Palo Alto Networks, Inc.), 16.55%, 08/28/18	USD	194	38,714,031

Consumer Finance — 0.2%
Merrill Lynch International & Co. (American Express Co.), 9.61%, 09/10/18		269	26,820,198

Diversified Telecommunication Services — 0.2%
Nomura Bank International plc (Verizon Communications, Inc.), 7.47%, 09/12/18		784	40,388,221

Electrical Equipment — 0.2%
BNP Paribas SA (Emerson Electric Co.), 10.61%, 08/07/18(b)		105	7,493,375
Credit Suisse AG (Rockwell Automation, Inc.):
10.90%, 10/19/18		76	14,045,232
10.60%, 10/22/18		76	14,043,895

			35,582,502
Food & Staples Retailing — 0.1%
Royal Bank of Canada (Sysco Corp.), 9.33%, 08/10/18(b)(l)		110	7,312,656

Food Products — 0.0%
Societe Generale SA (Danone SA), 5.36%, 09/14/18	EUR	38	3,006,717

Health Care Equipment & Supplies — 0.5%
BNP Paribas SA (Abbott Laboratories):
8.28%, 10/17/18	USD	309	20,171,978
8.30%, 10/18/18		309	20,170,256
Merrill Lynch International & Co. (Boston Scientific Corp.):
13.50%, 10/19/18		397	13,433,306
13.22%, 10/22/18		397	13,436,882
Societe Generale SA (Koninklijke Philips NV):
7.50%, 09/10/18	EUR	182	8,009,692
7.49%, 09/11/18		182	8,063,277

			83,285,391
Health Care Providers & Services — 0.5%
Societe Generale SA (Anthem, Inc.):
11.75%, 09/07/18	USD	81	20,316,948
11.21%, 09/10/18		81	20,313,386
Societe Generale SA (UnitedHealth Group, Inc.), 9.68%, 09/10/18		160	40,548,873

			81,179,207
Hotels, Restaurants & Leisure — 0.9%
BNP Paribas SA (Domino’s Pizza, Inc.), 11.91%, 09/10/18		26	6,820,288
Credit Suisse AG (Darden Restaurants, Inc.), 12.10%, 09/19/18		68	7,244,905
Credit Suisse AG (Wyndham Hotels & Resorts, Inc.), 12.30%, 08/13/18		114	7,574,034
Merrill Lynch International & Co. (MGM Resorts International), 17.49%, 08/03/18		1,263	39,640,943
Nomura Bank International plc (Royal Caribbean Cruises Ltd.), 14.90%, 08/07/18		142	15,983,824
Royal Bank of Canada (McDonald’s Corp.), 9.88%, 09/14/18(b)(l)		258	40,574,078
Societe Generale SA (Hilton Worldwide Holdings, Inc.), 10.51%, 10/22/18		337	26,676,622

			144,514,694

Security	Par (000)		Value
Household Durables — 0.1%
Credit Suisse AG (DR Horton, Inc.), 18.45%, 09/14/18	USD	171	$7,494,792

Household Products — 0.2%
BNP Paribas SA (Colgate-Palmolive Co.)(b):
9.89%, 09/21/18		303	20,213,021
9.53%, 09/24/18		303	20,212,183

			40,425,204
Industrial Conglomerates — 0.4%
Merrill Lynch International & Co. (General Electric Co.), 20.38%, 09/19/18		1,622	22,035,452
Merrill Lynch International & Co. (Honeywell International, Inc.), 10.13%, 09/07/18		261	41,055,480

			63,090,932
IT Services — 0.2%
Royal Bank of Canada (International Business Machines Corp.), 14.45%, 09/10/18(b)(l)		269	39,149,899

Machinery — 0.2%
Goldman Sachs International (Caterpillar, Inc.), 14.86%, 10/23/18(b)		279	39,288,650

Media — 0.3%
Credit Suisse AG (Comcast Corp.), 12.80%, 09/14/18		1,144	40,431,875

Multiline Retail — 0.3%
Royal Bank of Canada (Target Corp.), 11.86%, 08/13/18(b)(l)		563	42,038,040

Oil, Gas & Consumable Fuels — 0.1%
Canadian Imperial Bank of Commerce (ConocoPhillips), 11.96%, 09/14/18		321	23,096,268

Personal Products — 0.3%
Societe Generale SA (Unilever NV):
10.71%, 09/10/18	EUR	351	20,140,841
10.54%, 09/11/18		351	20,323,731

			40,464,572
Pharmaceuticals — 1.0%
BNP Paribas SA (Merck & Co, Inc.), 12.41%, 09/21/18(b)	USD	621	40,690,401
BNP Paribas SA (Perrigo Co. plc):
12.60%, 08/07/18		59	4,653,000
12.23%, 08/08/18		60	4,719,121
Canadian Imperial Bank of Commerce (Allergan plc), 17.03%, 09/14/18		91	16,454,638
Canadian Imperial Bank of Commerce (Bristol-Myers Squibb Co.), 10.46%, 09/14/18		400	23,396,410
Nomura Bank International plc (Johnson & Johnson), 11.18%, 09/06/18(l)		314	41,008,907
Societe Generale SA (Novan, Inc.), 6.75%, 09/10/18	CHF	482	40,614,074

			171,536,551
Road & Rail — 0.5%
BNP Paribas SA (Norfolk Southern Corp.), 11.71%, 10/22/18	USD	167	28,003,644
Merrill Lynch International & Co. (CSX Corp.):
13.11%, 09/06/18		294	20,573,364
13.12%, 09/07/18		294	20,570,603
Merrill Lynch International & Co. (Union Pacific Corp.), 12.84%, 09/14/18		111	16,323,493

			85,471,104

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Semiconductors & Semiconductor Equipment — 0.2%
Nomura Bank International plc (Texas Instruments, Inc.)(l):
12.35%, 10/22/18	USD	173	$19,599,036
12.34%, 10/23/18		173	19,602,141

			39,201,177
Software — 0.7%
BNP Paribas SA (Adobe Systems, Inc.), 17.01%, 09/17/18(b)		164	40,054,707
HSBC Holdings plc (VMware, Inc.):
17.22%, 08/20/18		136	19,772,680
17.23%, 08/21/18		136	19,769,735
Merrill Lynch International & Co. (SAP SE):
7.75%, 10/16/18		168	19,691,896
7.85%, 10/17/18		168	19,692,015

			118,981,033
Technology Hardware, Storage & Peripherals — 0.1%
Canadian Imperial Bank of Commerce (Hewlett Packard Enterprise Co.), 10.90%, 08/27/18		452	7,021,627
Canadian Imperial Bank of Commerce (HP, Inc.), 10.53%, 08/20/18		312	7,215,879

			14,237,506
Trading Companies & Distributors — 0.0%
Merrill Lynch International & Co. (United Rentals, Inc.), 16.63%, 09/10/18		47	7,062,492

Total Equity-Linked Notes — 11.1% (Cost: $1,829,343,249)			1,839,318,624

Floating Rate Loan Interests — 6.0%(n)

Aerospace & Defense — 0.0%
DAE Aviation Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 07/07/22		630	624,822
Engility Corp., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/12/20		301	300,440
Transdigm, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/09/23		5,014	5,014,503
WP CPP Holdings, Term Loan B, 03/16/25(o)		770	769,677

			6,709,442
Air Freight & Logistics — 0.0%
Avolon Borrower 1 LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 01/15/25		797	790,787

Airlines — 0.0%(c)
Northwest Airlines, Inc., Term Loan, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		15	15,375
Northwest Airlines, Inc., Term Loan 2, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		15	15,209
Northwest Airlines, Inc., Term Loan 5, (LIBOR USD 6 Month + 1.23%), 3.30%, 09/10/18		15	15,115

			45,699
Auto Components — 0.0%
EOC Group, Inc., 1st Lien Term Loan:
(LIBOR USD 1 Month + 3.25%), 0.00% - 5.34% , 03/15/25		10	9,706
(LIBOR USD 1 Month + 3.25%), 5.34% , 03/15/25		1,111	1,099,837

			1,109,543
Automobiles — 0.0%
CH Holdings Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/01/24		1,433	1,440,336

Security	Par (000)		Value
Automobiles (continued)
Dealer Tire LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.63% - 5.75%, 12/22/21(c)	USD	111	$107,233

			1,547,569
Building Products — 0.0%
CPG International, Inc., Term Loan, (LIBOR USD 6 Month + 3.75%), 6.25%, 05/05/24		2,910	2,911,309
Reece Ltd., Term Loan B, 06/01/25(c)(o)		1,805	1,805,000
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 12/19/23		1,973	1,977,643

			6,693,952
Capital Markets — 0.0%
Deerfield Holdings Corp., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 02/13/25		648	647,973
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/27/22		1,390	1,390,208
RPI Finance Trust, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 03/27/23		2,957	2,962,456

			5,000,637
Chemicals — 0.1%
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/31/24		1,908	1,907,710
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 5.25%), 7.58%, 08/12/22		2,180	2,185,563
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 4.08%, 06/01/24		4,155	4,152,248
Eaglepicher Technologies LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/23/25		1,645	1,643,635
Greenrock Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/28/24		811	812,952
Invictus Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/28/25		1,938	1,940,231
IPS Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 11/07/24		1,362	1,365,563
OXEA Holding GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.63%, 10/14/24		4,584	4,587,246
Platform Specialty Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 06/07/20		1,821	1,823,772
Platform Specialty Corp., Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.08%, 06/07/23		521	521,889
PQ Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 02/08/25		2,035	2,032,891

			22,973,700
Commercial Services & Supplies — 0.2%
Access CIG LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 02/27/25		633	633,780
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.19%, 11/10/23		3,563	3,563,859
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.58% - 6.60%, 06/21/24		6,878	6,908,144
Camelot Finance LP, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/03/23		2,776	2,779,314
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/01/24		1,662	1,653,342
Cast & Crew Payroll LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 09/27/24		959	953,215

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Commercial Services & Supplies (continued)
EnergySolutions, LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/30/25(c)	USD	800	$806,000
Garda World Security Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.80%, 05/24/24		1,028	1,026,958
KAR Auction Services, Inc., Term Loan B5, (LIBOR USD 1 Month + 2.50%), 4.63%, 03/09/23		1,050	1,051,179
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 05/02/22		3,299	3,302,649
ServiceMaster Co. LLC (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 11/08/23		3,007	3,006,612
West Corp., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.58% , 10/10/24		1,200	1,193,004
(LIBOR USD 1 Month + 4.00%), 6.08% , 10/10/24		3,027	3,026,122
Wrangler Buyer LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 09/27/24		4,144	4,151,512

			34,055,690
Communications Equipment — 0.0%
Avaya, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.32%, 12/15/24		3,035	3,047,830
CommScope, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/29/22		198	198,802

			3,246,632
Construction & Engineering — 0.0%
AECOM Ltd., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 02/21/25		795	796,072
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/23/25		3,478	3,417,602

			4,213,674
Construction Materials — 0.2%
ABC Supply Co., Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 10/31/23		3,882	3,862,091
GYP Holdings III Corp., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 06/01/25(c)		3,570	3,534,352
HD Supply Waterworks Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.21% - 5.30%, 08/01/24		3,937	3,950,093
Tower 46 Office, Term Loan, (LIBOR USD 1 Month + 2.13%), 0.00% - 4.22%, 11/01/23(c)		18,190	18,189,681

			29,536,217
Containers & Packaging — 0.1%
Berry Global, Inc., Term Loan Q, (LIBOR USD 1 Month + 2.00%), 4.08% - 4.09%, 10/01/22		4,743	4,749,873
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 04/03/24		4,891	4,875,341
Charter Nex U.S., Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/16/24		1,683	1,677,749
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.34%, 12/29/23		1,807	1,803,583
Flex Acquisition Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.75%, 06/30/25		2,577	2,573,779
ProAmpac PG Borrower LLC, Term Loan, 11/20/23(o)		100	100,420

Security	Par (000)		Value
Containers & Packaging (continued)
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/05/23	USD	4,009	$4,020,662

			19,801,407
Distributors — 0.0%
Avantor, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 11/21/24		4,564	4,597,785

Diversified Consumer Services — 0.2%
AlixPartners LLP, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 04/04/24		3,145	3,149,779
Allied Universal Holdco LLC, 2nd Lien Term Loan, (LIBOR USD 1 Month + 8.50%), 10.58%, 07/28/23		565	558,175
Allied Universal Holdco LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 07/28/22		1,453	1,430,864
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 11/07/23		5,734	5,729,567
Equian Buyer Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 05/20/24		2,030	2,029,749
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.82%, 07/12/25(c)		1,968	1,963,080
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 7.86%, 12/07/24		1,587	1,574,138
Spin Holdco, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.59%, 11/14/22		2,269	2,271,785
SterlingBackcheck Co., Initial Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 06/19/24(c)		400	398,259
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 05/06/24		2,627	2,591,663
Trugreen Ltd., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.08%, 04/13/23		268	269,315
U.S. Security Associates, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/14/23		3,259	3,260,176
Weight Watchers International, Inc., Term Loan B, (LIBOR USD 1 Month + 4.75%), 6.85% - 7.09%, 11/29/24		3,837	3,878,813

			29,105,363
Diversified Financial Services — 0.2%
Edelman Financial Center LLC (The), Term Loan B, (LIBOR USD 6 Month + 3.25%), 5.59%, 07/21/25		1,010	1,015,474
Lstar 18-1 Securities Financing, Term Loan, (LIBOR USD 6 Month + 2.00%), 4.08%, 04/01/21(c)		23,945	23,861,011
SMG U.S. Midco 2, Inc., Term Loan, 01/23/25(o)		2,181	2,183,727
VICI Properties, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 12/20/24		7,019	7,024,037
Ziggo Secured Finance Partnership, Term Loan, 04/15/25(o)		4,550	4,521,241

			38,605,490
Diversified Telecommunication Services — 0.3%
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.82%, 01/31/26		4,333	4,202,845
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.82%, 07/15/25		647	627,943
CenturyLink, Inc., Term Loan:
(LIBOR USD 1 Month + 2.75%), 4.83% , 11/01/22		3,949	3,938,878

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Telecommunication Services (continued)
CenturyLink, Inc., Term Loan (continued)
(LIBOR USD 1 Month + 2.75%), 4.83% , 01/31/25	USD	18,029	$17,740,930
Frontier Communications Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/31/21		4,255	4,182,972
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/22/24		4,432	4,438,404
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/15/24		2,487	2,497,571
Numericable U.S. LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.07%, 01/31/26		3,242	3,134,684
Securus Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 11/01/24		750	751,189
TDC A/S, Term Loan B, 06/04/25(o)		2,233	2,244,165
Telesat Canada, Term Loan B4, (LIBOR USD 3 Month + 2.50%), 4.84%, 11/17/23		1,987	1,988,270

			45,747,851
Electric Utilities — 0.1%
Calpine Construction Finance Co. LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/15/25		1,275	1,275,177
Nautilus Power LLC, 1st Lien Term Loan B, 05/16/24(o)		1,813	1,819,169
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 2.00%), 4.07% - 4.08%, 12/31/25		4,255	4,243,299

			7,337,645
Electrical Equipment — 0.1%
Compass Power Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 12/20/24		1,538	1,545,570
Dell International LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 09/07/23		2,444	2,444,349
EXC Holdings III Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 12/02/24		1,085	1,092,229
GrafTech Finance, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 02/12/25		2,290	2,287,138
MH Sub I LLC 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 09/13/24		1,025	1,027,030
MLN U.S. HoldCo. LLC, Term Loan, 07/11/25(o)		1,819	1,825,257
WESCO Distribution, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/12/19(c)		23	23,159

			10,244,732
Energy Equipment & Services — 0.0%
McDermott International, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 7.08%, 05/12/25		4,514	4,539,014
Weatherford International Ltd., Term Loan, (LIBOR USD 1 Month + 1.43%), 3.51%, 07/13/20		1,034	1,019,995

			5,559,009
Equity Real Estate Investment Trusts (REITs) — 0.0%
Capital Automotive LP, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 03/25/24		949	948,096
GEO Group Refinancing, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/22/24		2,256	2,246,577

			3,194,673

Security	Par (000)		Value
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.60%, 02/03/24	USD	3,068	$3,071,649
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.06%, 05/23/25		1,394	1,382,640
U.S. Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 06/27/23		3,930	3,926,712

			8,381,001
Food Products — 0.2%
1011778 BC ULC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/16/24		8,050	8,041,981
Albertson’s Co. LLC, Term Loan B, 05/03/23(o)		1,468	1,464,660
Albertson’s LLC, Term Loan B4, (LIBOR USD 1 Month + 2.75%), 4.83%, 08/25/21		969	964,951
CHG PPC Parent LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/31/25(c)		850	848,937
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 10/10/23		2,366	2,362,816
Dole Food Co., Inc., Term Loan, (LIBOR USD 3 Month + 2.75%), 4.81% - 6.75%, 04/06/24		1,263	1,259,468
Hostess Brands LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/03/22		2,788	2,786,573
JBS USA LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 4.83% - 4.83%, 10/30/22		4,966	4,959,346
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 05/15/24		515	511,582
Pinnacle Foods Finance LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.84%, 02/02/24		2,277	2,276,899
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.82% - 5.58%, 08/28/24		3,451	3,449,438

			28,926,651
Gas Utilities — 0.0%
Midcoast Operating LP, Term Loan, 06/30/25(c)(o)		1,989	2,003,514

Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.33% - 5.59%, 06/08/20		8,406	8,386,340
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 7.17%, 06/15/21		2,510	2,535,886
Tecostar Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 5.60%, 05/01/24		314	315,624

			11,237,850
Health Care Providers & Services — 0.3%
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.60%, 06/30/25		1,115	1,121,969
Auris Luxembourg III SARL, Term Loan B7, (LIBOR USD 3 Month + 3.00%), 5.33%, 01/17/22		3,268	3,271,767
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.08% - 5.34%, 06/07/23		7,713	7,724,201
Concentra, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.85%, 06/01/22		2,428	2,429,020
Cotiviti Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 4.33% - 4.59%, 09/28/23		2,811	2,809,828

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services (continued)
DaVita Healthcare, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 06/24/21	USD	2,994	$3,007,969
Dentalcorp Perfect Smile ULC, Delayed Term Loan, (LIBOR USD 1 Month + 3.75%), 0.00% - 5.82%, 05/31/25		18	17,765
Dentalcorp Perfect Smile ULC, Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 05/31/25		1,247	1,251,026
Diplomat Pharmacy, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 12/20/24		960	961,453
Envision Healthcare Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/01/23		4,042	4,037,455
Gentiva Health Services, Inc., Term Loan, (LIBOR USD 3 Month + 7.00%), 9.38%, 07/02/26(c)		344	349,689
Gentiva Health Services, Inc., Term Loan U, (LIBOR USD 3 Month + 3.75%), 6.13%, 07/02/25(c)		1,523	1,534,294
HC Group Holdings III, Term Loan B, (LIBOR USD 1 Month + 3.75%), 5.83%, 04/07/22		1,264	1,269,787
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 03/13/25		1,377	1,384,011
Lifescan Global Corp., Term Loan U, 06/19/24(c)(o)		360	349,200
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 5.08%, 06/07/23		2,811	2,810,269
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 10/20/22(c)		2,451	2,451,228
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 06/30/25		6,665	6,654,541
Sound Inpatient Physicians, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.10%, 06/27/25		971	973,427
Sound Inpatient Physicians, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 6.75%), 8.83%, 06/26/26(c)		527	530,952
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/06/24		2,395	2,326,082
Vizient, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/13/23(c)		640	640,702
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 12/02/24		935	931,325

			48,837,960
Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/01/24		3,659	3,651,912
IQVIA, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 03/07/24		2,095	2,097,152
Press Ganey Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 10/23/23		2,233	2,231,851

			7,980,915
Hotels, Restaurants & Leisure — 0.4%
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 4.10%, 10/19/24		1,751	1,748,130
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.45%, 09/15/23		2,297	2,308,640

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Caesars Resort Collection LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 12/23/24	USD	4,301	$4,316,230
CCM Merger, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 08/06/21		1,100	1,102,267
CEC Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/12/21		647	607,102
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 04/18/24		2,992	2,993,732
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 4.08%, 11/30/23		340	339,584
GVC Holdings plc, Term Loan B2, (LIBOR USD 1 Month + 2.50%), 4.58%, 03/15/24		1,207	1,206,975
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (LIBOR USD 1 Month + 1.75%), 3.81%, 10/25/23		2,645	2,653,773
IRB Holding Corp., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.35%, 02/05/25		2,043	2,054,471
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 04/03/25		3,008	3,002,758
Lakeland Tours LLC, Term Loan B, 12/16/24(o)		1,490	1,498,140
MGM Growth Properties LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/25/23		5,626	5,629,051
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 04/29/24		2,682	2,655,677
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.84% - 4.92%, 08/14/24		4,267	4,267,350
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25		8,948	9,023,790
Starwood Austin, Term Loan, (LIBOR USD 3 Month + 1.55%), 3.80%, 11/01/24(c)		18,000	18,000,000
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 3.83%, 05/30/25		2,505	2,510,486

			65,918,156
Household Durables — 0.0%
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan, 07/24/26(o)		50	50,768
Serta Simmons Bedding LLC, Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.59% - 5.59% , 11/08/23		3,410	2,846,489
(LIBOR USD 1 Month + 8.00%), 10.10% , 11/08/24		2,377	1,606,448

			4,503,705
Household Products — 0.1%
Energizer Holdings, Inc., 1st Lien Term Loan B, 06/20/25(o)		985	987,463
Prestige Brands, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 01/26/24		2,162	2,163,927
Spectrum Brands, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.17% - 4.36%, 06/23/22		4,110	4,114,580
Varsity Brands, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/16/24		652	651,373

			7,917,343
Industrial Conglomerates — 0.1%
Accudyne Industries LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 08/18/24		3,833	3,840,649

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Industrial Conglomerates (continued)
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/29/25	USD	5,940	$5,961,141
PSAV Holdings LLC, 1st Lien Term Loan, 02/21/25(o)		1,870	1,854,915
RBS Global, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 08/21/24		1,681	1,682,935
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 4.00%), 6.10%, 03/14/25		1,585	1,593,416
Vertiv Group Corp., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.10%, 11/30/23		6,819	6,765,375

			21,698,431
Insurance — 0.2%
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/09/25		3,341	3,339,066
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83% - 4.84%, 01/25/24		3,688	3,686,326
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/22/24		1,860	1,861,274
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/03/23		3,497	3,490,830
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 8.58%, 08/04/25		3,096	3,139,220
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 11/03/24		4,240	4,233,174
Hub International Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.16% - 5.34%, 04/25/25		2,255	2,252,745
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/01/21		3,864	3,857,879
Sedgwick Claims Management Services, Inc., 2nd Lien Term Loan, (LIBOR USD 3 Month + 5.75%), 7.83% - 8.06%, 02/28/22		3,280	3,300,500
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.33%, 05/16/24		2,324	2,316,393

			31,477,407
Internet Software & Services — 0.1%
Aptean, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 6.59%, 12/20/22		808	807,615
Deck Chassis Acquisition, Inc., Term Loan, (LIBOR USD 1 Month + 6.00%), 8.08%, 06/15/23(c)		865	869,325
GTT Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 05/31/25		1,363	1,348,270
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.36%, 11/03/23		4,236	4,213,251

			7,238,461
IT Services — 0.5%
Applied Systems, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 5.33%, 09/19/24		2,614	2,621,466
Blackhawk Networks Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.07%, 05/23/25		2,392	2,396,352
BMC Software Finance, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 09/10/22		1,566	1,566,377
BMC Software Finance, Inc., Term Loan B, 09/01/25(o)		5,683	5,677,828
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 04/29/24		2,044	2,040,200

Security	Par (000)		Value
IT Services (continued)
First Data Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 04/26/24	USD	21,495	$21,484,725
Flexera Software LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/26/25		773	772,096
Go Daddy Operating Co. LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 02/15/24		4,215	4,222,086
Greeneden U.S. Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/01/23		2,445	2,455,977
Hyland Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 07/01/22		1,632	1,636,331
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.58% - 5.83%, 05/23/25		3,235	3,242,919
Information Resource, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 4.25%), 6.57%, 01/18/24		1,358	1,363,760
Learning Care Group, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33% - 5.34%, 03/13/25		703	704,996
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 11/29/24		5,477	5,458,267
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 9.34%, 12/01/25		1,590	1,590,668
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 9.59%, 08/01/25		1,954	1,937,958
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 08/01/24		1,672	1,664,703
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 02/22/24		2,453	2,453,500
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/03/23		2,545	2,547,031
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.58%, 09/30/22		2,497	2,498,581
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 05/01/24		3,257	3,258,859
TKC Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.75%), 5.83%, 02/01/23		2,701	2,698,707
Trans Union LLC, 1st Lien Term Loan B4, (LIBOR USD 1 Month + 2.00%), 4.08%, 06/19/25		1,058	1,058,666
Trans Union LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/10/23		6,016	6,028,265
WEX, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 06/30/23		4,557	4,555,823

			85,936,141
Life Sciences Tools & Services — 0.0%
Albany Molecular Research, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 08/30/24		956	954,938

Machinery — 0.1%
Doosan Infracore International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 05/18/24		1,022	1,020,915
Gardner Denver, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 4.83%, 07/30/24		1,175	1,176,973
Gates Global LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 5.08%, 04/01/24		2,572	2,576,555

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Machinery (continued)
Generac Power Systems, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 05/31/23	USD	951	$950,078
Hayward Industries, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 08/05/24		1,128	1,131,803
Pike Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 03/12/25		1,313	1,322,347
Titan Acquisition Ltd., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 03/28/25		3,070	3,016,667

			11,195,338
Media — 0.5%
A-L Parent LLC, Term Loan:
(LIBOR USD 1 Month + 3.25%), 5.33% , 12/01/23		249	250,376
12/01/23(c)(o)		1,824	1,831,134
Altice France SA, Term Loan, 01/13/26(o)		6,105	5,966,661
Altice U.S. Finance I Corp., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 07/28/25		3,037	3,021,364
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 07/12/24		1,277	1,275,032
Cablevision CSC Holdings LLC, Term Loan, 07/17/25(o)		3,355	3,334,399
Charter Communications Operating LLC, Term Loan, (LIBOR USD 1 Month + 1.50%), 3.58%, 03/31/23		3,457	3,452,749
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/30/25		14,082	14,084,777
Creative Artists Agency LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.07%, 02/15/24		2,453	2,456,871
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.57%, 01/25/26		2,180	2,175,898
Intelsat Jackson Holdings SA, Term Loan, (LIBOR USD 1 Month + 4.50%), 6.58%, 01/02/24		2,326	2,435,283
Lions Gate Entertainment, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 4.31%, 03/24/25(c)		1,570	1,573,925
Meredith Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/31/25		2,283	2,288,666
Mission Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/17/24		204	204,555
Nexstar Broadcasting, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.58%, 01/17/24		1,534	1,534,421
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/01/24		1,462	1,447,440
Sinclair Television Group, Inc., Term Loan, 12/12/24(o)		1,439	1,435,043
Telenet Financing LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 08/17/26		5,970	5,934,359
Trader Corp., Term Loan, 09/28/23(o)		4,208	4,213,521
Tribune Media Co., 1st Lien Term Loan B1, (LIBOR USD 1 Month + 3.00%), 5.08%, 01/26/24		4,773	4,766,832
Unitymedia Finance LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.07%, 06/01/23		1,839	1,832,602
Unitymedia Hessen GmbH & Co. KG, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.32%, 09/30/25		3,465	3,455,263
Univision Communications, Inc., Term Loan C5, (LIBOR USD 1 Month + 2.75%), 4.83%, 03/15/24		1,097	1,063,801

Security	Par (000)		Value
Media (continued)
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.57%, 01/15/26	USD	7,314	$7,304,053
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 4.93%, 05/18/25		3,426	3,410,309

			80,749,334
Metals & Mining — 0.0%
Ball Metalpack LLC, Term Loan, 07/31/25(o)		1,075	1,079,709
Preferred Proppants LLC, Term Loan, (LIBOR USD 3 Month + 7.75%), 10.08%, 07/27/20		878	814,696

			1,894,405
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Chimera Special Holding LLC, Term Loan, (LIBOR USD 1 Month + 2.00%), 4.09%, 10/06/19(c)		19,855	19,855,338

Multiline Retail — 0.1%
Academy Ltd., Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.08% - 6.09%, 07/01/22		2,563	2,114,137
Evergreen AcqCo 1 LP, Term Loan C, (LIBOR USD 3 Month + 3.75%), 5.93% - 6.10%, 07/09/19		267	262,442
Harbor Freight Tools USA, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 08/18/23		1,982	1,974,117
Hudsons Bay Co., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.42%, 09/30/22		3,464	3,266,479
Leslie’s Poolmart, Inc., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 08/16/23		1,823	1,820,645
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.34%, 10/25/20		1,247	1,099,402

			10,537,222
Multi-Utilities — 0.0%
Exgen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 5.31%, 11/28/24(c)		902	907,882
USIC Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 12/08/23		1,340	1,338,707

			2,246,589
Oil, Gas & Consumable Fuels — 0.2%
BCP Raptor LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 4.25%), 6.42%, 06/24/24		3,827	3,657,921
Brazos Delaware II LLC, Term Loan B, (LIBOR USD 1 Month + 4.00%), 6.09%, 05/21/25		2,750	2,703,030
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.44% , 12/31/21		2,765	3,048,412
(LIBOR USD 1 Month + 4.75%), 6.83% , 12/31/22		2,602	2,643,190
Chesapeake Energy Corp., Term Loan, (LIBOR USD 1 Month + 7.50%), 9.58%, 08/23/21		5,161	5,390,366
CONSOL Energy, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.32%, 11/28/22		1,060	1,083,509
EURO Garages Ltd., Term Loan B, (LIBOR USD 3 Month + 4.00%), 6.33%, 02/07/25		3,227	3,212,811
GIP III Stetson I LP, Term Loan, 07/23/25(o)		1,291	1,295,841
Lucid Energy Group II LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/17/25(c)		2,150	2,082,437
Medallion Midland Acquisition LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 10/30/24		1,672	1,642,865

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp., Term Loan B, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/23	USD	573	$573,239
Oryx Southern Delaware Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 02/28/25		1,426	1,388,981
Ultra Resources, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.08%, 04/12/24		651	593,411
Vine Oil & Gas LP, Term Loan B, (LIBOR USD 1 Month + 6.88%), 8.95%, 11/25/21(c)		1,570	1,570,000

			30,886,013
Pharmaceuticals — 0.3%
Akorn, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.88%, 04/16/21		2,731	2,678,482
Alphabet Holding Co., Inc., Term Loan:
(LIBOR USD 1 Month + 3.50%), 5.58% , 09/26/24		4,873	4,566,555
(LIBOR USD 1 Month + 7.75%), 9.83% , 09/26/25		4,457	3,747,579
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 5.63%, 03/21/25		4,239	4,268,185
Bausch Health Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.09%, 06/02/25		7,838	7,845,091
Catalent Pharma Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.33%, 05/20/24		3,469	3,469,675
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 6.38%, 04/29/24		2,423	2,423,801
Grifols Worldwide Operations Ltd., Term Loan, (LIBOR USD 3 Month + 2.25%), 4.20%, 01/31/25		7,433	7,453,389
Jaguar Holding Co. II, Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 08/18/22		7,037	7,037,217
NVA Holdings, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/02/25		711	707,872

			44,197,846
Professional Services — 0.0%
DTI Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 6.83%, 09/29/23		1,770	1,761,096
ON Assignment, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 04/02/25		1,040	1,039,228

			2,800,324
Real Estate Management & Development — 0.6%
ESH Hospitality, Inc. Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.08%, 08/30/23		3,887	3,880,767
Houston Center, Term Loan, 12/09/22(o)		46,000	46,000,000
Moffett Towers LLC, Term Loan, (LIBOR USD 3 Month + 5.00%), 0.00% - 5.01%, 06/09/21		18,425	18,424,881
Realogy Group LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 4.32%, 02/08/25		5,320	5,323,701
Riata Corporate Park, Term Loan, (LIBOR USD 3 Month + 5.30%), 6.78%, 06/09/22(c)		20,000	20,000,000

			93,629,349
Road & Rail — 0.0%
Gruden Acquisition, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 08/18/22		1,038	1,041,151

Security	Par (000)		Value
Semiconductors & Semiconductor Equipment — 0.0%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.08%, 05/29/25	USD	3,755	$3,762,510
ON Semiconductor Corp., Term Loan, (LIBOR USD 1 Month + 1.75%), 3.83%, 03/31/23		949	949,139
Versum Materials, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 09/29/23		1,051	1,052,263

			5,763,912
Software — 0.2%
Barracuda Networks, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.32%, 02/12/25		1,310	1,310,000
Infor U.S., Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 02/01/22		3,548	3,551,313
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.33%, 08/05/22		2,915	2,927,143
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.00%), 5.16% - 5.34%, 11/01/23		4,474	4,484,265
MA Financeco LLC, Term Loan, 06/21/24(o)		203	202,105
McAfee LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 6.57%, 09/30/24		2,813	2,830,794
PowerSchool Group LLC, 1st Lien Term Loan, 07/31/25(o)		1,012	1,008,205
Qlik Technologies, Inc., 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.50%), 5.99%, 04/26/24		2,391	2,377,864
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 5.58%, 05/24/25		985	981,878
Solar Winds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.08%, 02/05/24		5,343	5,360,195
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 4.58%, 04/16/25		2,515	2,521,711
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.58%, 04/16/25		6,558	6,574,288
SS&C Technologies Holdings, Inc., Term Loan B1, (LIBOR USD 1 Month + 2.25%), 4.33%, 07/08/22		1,749	1,755,059
TIBCO Software, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 5.58%, 12/04/20		3,130	3,135,283

			39,020,103
Specialty Retail — 0.1%
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 4.86%, 11/07/24(c)		1,597	1,600,968
Michaels Stores, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.57% - 4.58%, 01/30/23		1,042	1,039,941
National Vision Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 4.83%, 11/20/24		409	409,542
Optiv Security, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.31%, 02/01/24		4,338	4,213,285
Party City Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 4.83% - 6.75%, 08/19/22		1,660	1,660,059
Staples, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 6.34%, 09/12/24		1,026	1,016,237

			9,940,032
Technology Hardware, Storage & Peripherals — 0.0%
Misys Ltd., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 5.81%, 06/13/24		2,481	2,445,967
Seattle SpinCo, Inc., Term Loan, 06/21/24(o)		1,373	1,364,862

			3,810,829

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.35%, 01/02/25	USD	4,347	$4,341,139
HD Supply, Inc., Term Loan B3, (LIBOR USD 1 Month + 2.25%), 4.33%, 08/13/21		3,000	3,015,675
Nexeo Solutions LLC, Term Loan B, (LIBOR USD 3 Month + 3.25%), 5.56% - 5.59%, 06/09/23		333	334,911

			7,691,725
Transportation Infrastructure — 0.0%
Ceva Group plc, Term Loan, (LIBOR USD 3 Month - 0.10%), 2.23%, 03/19/21(c)		2,377	2,375,268
Ceva Intercompany BV, Term Loan, (LIBOR USD 1 Month + 5.50%), 7.58%, 03/19/21		335	333,865
Ceva Logistics Canada ULC, Term Loan, (LIBOR USD 1 Month + 5.50%), 7.58%, 03/19/21		176	175,202
Ceva Logistics U.S. Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 7.58%, 03/19/21		1,368	1,362,684

			4,247,019
Water Utilities — 0.0%
Culligan NewCo Ltd., 1st Lien Term Loan B, 12/13/23(o)		1,594	1,589,098

Wireless Telecommunication Services — 0.0%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 1 Month + 3.25%), 5.33%, 05/27/24		2,171	2,080,578
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.63%, 02/02/24		2,671	2,670,463

			4,751,041

Total Floating Rate Loan Interests — 6.0% (Cost: $990,470,218)			988,976,638

Foreign Agency Obligations — 0.5%

Argentina — 0.1%
YPF SA:
8.88%, 12/19/18(b)		11,052	11,190,150
8.75%, 04/04/24(b)		4,770	4,811,499
8.75%, 04/04/24		340	342,958

			16,344,607
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 01/25/47(b)		6,730	6,772,130

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	1,800	2,003,405
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(j)	USD	520	477,205
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		1,100	992,704
Huzhou City Investment Development Group Co. Ltd., 4.88%, 12/20/20		200	192,015
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		432	404,259
Tianjin Infrastructure Construction & Investment Group Co. Ltd., 2.75%, 06/15/19		649	630,776

Security	Par (000)		Value
China (continued)
Wuhan State-Owned Asset Management Ltd. Co., 3.80%, 12/18/20	USD	729	$706,150
Yunnan Provincial Investment Holdings Group Co. Ltd., 3.38%, 04/01/19		434	422,920

			5,829,434
Colombia — 0.0%
Ecopetrol SA, 7.63%, 07/23/19		1,800	1,873,458

India — 0.1%
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27		2,275	2,127,125
NTPC Ltd., 5.63%, 07/14/21		2,590	2,702,422
Power Finance Corp. Ltd., 3.75%, 12/06/27		2,700	2,423,393
Rural Electrification Corp. Ltd.:
3.88%, 07/07/27		714	652,444
4.63%, 03/22/28		3,100	2,965,612

			10,870,996
Indonesia — 0.1%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	16,000,000	1,059,417
Perusahaan Listrik Negara PT, 6.15%, 05/21/48	USD	2,900	3,091,567
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 03/01/28		3,175	3,150,394
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	13,240,000	873,363

			8,174,741
Mexico — 0.1%
Petroleos Mexicanos:
6.00%, 03/05/20	USD	1,425	1,469,845
5.50%, 01/21/21		17,816	18,352,261
5.38%, 03/13/22		110	112,970
3.50%, 01/30/23		2,090	1,985,960
5.35%, 02/12/28(b)		3,024	2,825,323

			24,746,359
Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)		8,333	8,582,990

South Korea — 0.0%
Export-Import Bank of Korea, 3.00%, 11/01/22		3,700	3,590,324
Industrial Bank of Korea, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.09%), 3.90%(a)(j)		395	368,014
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23		1,813	1,806,111

			5,764,449
Sri Lanka — 0.0%
SriLankan Airlines Ltd., 5.30%, 06/27/19		3,500	3,472,700

Total Foreign Agency Obligations — 0.5% (Cost: $94,716,284)			92,431,864

Foreign Government Obligations — 2.6%

Argentina — 0.2%
Republic of Argentina:
8.00%, 10/08/20		141	144,731
6.88%, 04/22/21		16,908	16,941,816
5.63%, 01/26/22		8,928	8,495,081
8.75%, 05/07/24		319	327,917

			25,909,545
Bahrain — 0.0%
Kingdom of Bahrain, 6.75%, 09/20/29		4,500	4,091,634

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Brazil — 0.1%
Federative Republic of Brazil, 4.88%, 01/22/21	USD	12,256	$12,550,144

Colombia — 0.3%
Republic of Colombia:
4.38%, 07/12/21		24,623	25,213,952
8.13%, 05/21/24		5,000	6,037,500
4.50%, 01/28/26		6,370	6,513,325
3.88%, 04/25/27		8,585	8,370,375

			46,135,152
Croatia — 0.0%
Republic of Croatia, 6.63%, 07/14/20		7,384	7,789,677

Egypt — 0.2%
Arab Republic of Egypt:
5.75%, 04/29/20		7,158	7,285,098
6.13%, 01/31/22(b)		4,664	4,728,391
6.13%, 01/31/22		12,427	12,598,567
5.58%, 02/21/23(b)		3,970	3,937,724

			28,549,780
Indonesia — 0.5%
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24		2,300	2,308,625
Republic of Indonesia:
7.88%, 04/15/19	IDR	327,401,000	22,787,655
5.88%, 03/13/20	USD	31,077	32,398,425
3.75%, 04/25/22		4,394	4,381,183
4.75%, 01/08/26		6,864	7,059,851
3.85%, 07/18/27		13,495	13,029,530
4.10%, 04/24/28		4,070	3,989,418
4.75%, 07/18/47		2,125	2,092,770
4.35%, 01/11/48		2,175	2,025,266

			90,072,723
Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		2,800	2,646,395

Mexico — 0.1%
United Mexican States:
8.00%, 06/11/20	MXN	430	2,313,167
3.63%, 03/15/22	USD	9,884	9,898,727
4.15%, 03/28/27		3,925	3,864,163
3.75%, 01/11/28		6,800	6,446,400

			22,522,457
Qatar — 0.1%
State of Qatar:
4.63%, 06/02/46		3,435	3,399,826
5.10%, 04/23/48(b)		3,030	3,094,478
5.10%, 04/23/48		1,775	1,812,772

			8,307,076
Russia — 0.2%
Russian Federation:
5.00%, 04/29/20(b)		4,700	4,820,940
5.00%, 04/29/20		12,700	13,026,796
6.40%, 05/27/20	RUB	87,020	1,377,235
4.75%, 05/27/26	USD	8,400	8,515,500
7.05%, 01/19/28	RUB	228,670	3,537,712
5.63%, 04/04/42	USD	3,000	3,217,536

			34,495,719
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
3.25%, 10/26/26(b)		8,765	8,264,518
3.63%, 03/04/28		3,510	3,344,567

Security	Par (000)		Value
Saudi Arabia (continued)
Kingdom of Saudi Arabia (continued)
4.50%, 04/17/30(b)	USD	4,725	$4,764,407
5.00%, 04/17/49(b)		3,450	3,402,045
5.00%, 04/17/49		1,680	1,656,648

			21,432,185
South Africa — 0.3%
Republic of South Africa:
5.50%, 03/09/20		19,170	19,721,866
5.88%, 05/30/22		12,455	13,185,735
4.67%, 01/17/24		9,895	9,872,380
4.88%, 04/14/26		2,690	2,638,739
4.85%, 09/27/27		3,420	3,294,917
6.25%, 03/31/36	ZAR	83,800	4,709,761
6.50%, 02/28/41		28,205	1,560,028

			54,983,426
Sri Lanka — 0.3%
Republic of Sri Lanka:
6.00%, 01/14/19	USD	13,112	13,180,733
5.13%, 04/11/19		19,841	19,914,630
6.25%, 10/04/20		3,585	3,657,155
6.25%, 07/27/21		473	482,491
5.75%, 01/18/22		1,750	1,730,409
5.75%, 04/18/23		2,650	2,618,719

			41,584,137
Turkey — 0.2%
Republic of Turkey:
5.63%, 03/30/21		25,733	25,351,637
6.25%, 09/26/22		6,095	6,024,725

			31,376,362
United Arab Emirates — 0.0%
Emirate of Abu Dhabi, 4.13%, 10/11/47		5,800	5,497,344

Total Foreign Government Obligations — 2.6% (Cost: $445,155,256)			437,943,756

		Shares
Investment Companies — 3.2%
iShares iBoxx $ High Yield Corporate Bond ETF(h)(s)		6,154,836	530,054,476

Total Investment Companies — 3.2% (Cost: $528,783,389)			530,054,476

		Par (000)
Non-Agency Mortgage-Backed Securities — 8.2%

Collateralized Mortgage Obligations — 2.7%
Adjustable Rate Mortgage Trust(d):
Series 2005-8, Class 2A1, 4.31%, 11/25/35	USD	4,021	3,700,752
Series 2005-8, Class 7A2, 2.62%, 11/25/35		2,419	2,351,664
Series 2005-9, Class 5A1, 2.60%, 11/25/35		1,969	1,953,754
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 4.25%, 08/25/64(b)(e)		2,260	2,280,091
Alternative Loan Trust:
Series 2005-16, Class A1, 3.30%, 06/25/35(d)		754	697,395
Series 2005-36, Class 2A1A, 2.37%, 08/25/35(d)		2,603	2,218,559
Series 2005-56, Class 1A1, 2.79%, 11/25/35(d)		4,391	4,366,960
Series 2005-61, Class 1A1, 2.58%, 12/25/35(d)		375	361,503

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Alternative Loan Trust (continued)
Series 2005-61, Class 2A1, 2.34%, 12/25/35(d)	USD	4,349	$4,148,639
Series 2005-63, Class 3A3, 3.44%, 11/25/35(d)		4,239	3,827,428
Series 2005-63, Class 5A1, 3.43%, 12/25/35(d)		502	459,996
Series 2005-64CB, Class 1A1, 5.50%, 12/25/35		121	118,804
Series 2005-72, Class A1, 2.60%, 01/25/36(d)		4,190	4,034,267
Series 2005-72, Class A3, 2.66%, 01/25/36(d)		4,075	3,522,853
Series 2005-76, Class 2A1, 2.65%, 02/25/36(d)		7,674	6,956,402
Series 2006-11CB, Class 1A5, 6.00%, 05/25/36		1,129	952,419
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,505	1,159,129
Series 2006-20CB, Class A9, 6.00%, 07/25/36		754	566,811
Series 2006-2CB, Class A6, 5.50%, 03/25/36		1,213	927,363
Series 2006-45T1, Class 1A10, 6.00%, 02/25/37		3,863	2,745,811
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		2,994	2,539,592
Series 2006-7CB, Class 1A6, 6.00%, 05/25/36		1,285	1,031,107
Series 2006-9T1, Class A7, 6.00%, 05/25/36		611	467,332
Series 2006-J7, Class 2A1, 2.39%, 11/20/46(d)		7,181	4,905,302
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,821	1,283,845
Series 2006-OA14, Class 1A1, 3.38%, 11/25/46(d)		10,290	8,820,085
Series 2006-OA14, Class 2A1, 2.25%, 11/25/46(d)		9,136	7,980,335
Series 2006-OA14, Class 3A1, 2.50%, 11/25/46(d)		13,182	11,090,902
Series 2006-OA16, Class A2, 2.25%, 10/25/46(d)		613	589,139
Series 2006-OA2, Class A1, 2.30%, 05/20/46(d)		2,429	2,011,077
Series 2006-OA3, Class 2A1, 2.27%, 05/25/36(d)		15,874	13,621,521
Series 2006-OA6, Class 1A2, 2.27%, 07/25/46(d)		11,915	11,730,382
Series 2006-OA8, Class 1A1, 2.25%, 07/25/46(d)		20,601	19,228,696
Series 2007-12T1, Class A22, 5.75%, 06/25/37		2,802	2,152,117
Series 2007-12T1, Class A5, 6.00%, 06/25/37		622	489,771
Series 2007-15CB, Class A7, 6.00%, 07/25/37		422	378,324
Series 2007-18CB, Class 2A25, 6.00%, 08/25/37		407	369,275
Series 2007-19, Class 1A4, 6.00%, 08/25/37		1,829	1,474,132
Series 2007-19, Class 1A8, 6.00%, 08/25/37		890	717,224
Series 2007-25, Class 1A3, 6.50%, 11/25/37		4,544	3,419,030

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Alternative Loan Trust (continued)
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37	USD	797	$585,187
Series 2007-9T1, Class 2A1, 6.00%, 05/25/37		4,387	3,170,790
Series 2007-9T1, Class 2A2, 6.00%, 05/25/37		753	557,386
Series 2007-AL1, Class A1, 2.31%, 06/25/37(d)		9,884	7,516,686
Series 2007-J1, Class 2A5, 6.00%, 03/25/37		2,034	1,316,040
Series 2007-OA11, Class A1A, 3.03%, 11/25/47(d)		3,720	3,141,812
Series 2007-OA3, Class 1A1, 2.20%, 04/25/47(d)		16,825	15,921,393
Series 2007-OA4, Class A1, 2.23%, 05/25/47(d)		6,706	6,043,729
Series 2007-OA8, Class 2A1, 2.24%, 06/25/47(d)		16,587	12,929,756
Series 2007-OH3, Class A1A, 2.35%, 09/25/47(d)		5,515	5,156,964
Alternative Loan Trust Resecuritization, Series 2006-22R, Class 1A6, 6.00%, 05/25/36		1,764	1,449,279
American Home Mortgage Assets Trust:
Series 2006-3, Class 1A1, 2.62%, 10/25/46(d)		19,657	18,488,713
Series 2006-3, Class 2A11, 2.59%, 10/25/46(d)		7,627	6,908,141
Series 2007-3, Class 22A1, 6.25%, 06/25/37(e)		1,436	1,265,033
Banc of America Funding Trust(d):
Series 2006-7, Class T2A3, 5.69%, 10/25/36		858	787,256
Series 2006-D, Class 6A1, 3.67%, 05/20/36		595	547,408
Series 2007-D, Class 1A1, 2.30%, 06/20/47		2,482	2,171,837
Banc of America Mortgage Trust, Series 2004-L, Class 4A1, 3.69%, 01/25/35(d)		14	13,790
Bear Stearns ALT-A Trust, Series 2006-2, Class 11A1, 2.50%, 04/25/36(d)		10,060	10,894,197
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		1,308	1,282,377
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		1,316	1,167,673
Bear Stearns Mortgage Funding Trust(d):
Series 2007-AR2, Class A1, 2.23%, 03/25/37		2,591	2,321,464
Series 2007-AR3, Class 1A1, 2.20%, 03/25/37		3,367	3,241,638
Series 2007-AR4, Class 1A1, 2.26%, 09/25/47		4,483	4,184,120
CHL Mortgage Pass-Through Trust:
Series 2005-11, Class 4A1, 2.33%, 04/25/35(d)		2,722	2,701,806
Series 2005-9, Class 1A1, 2.66%, 05/25/35(d)		5,097	4,696,927
Series 2006-OA4, Class A1, 2.61%, 04/25/46(d)		3,300	1,656,359
Series 2007-21, Class 1A1, 6.25%, 02/25/38		265	219,863
Series 2007-J2, Class 2A6, 6.00%, 07/25/37		983	719,903
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,501	1,099,299

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
CIM Trust, Series 2017-6, Class A1, 3.02%, 06/25/57(b)(d)	USD	13,518	$13,228,635
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 01/25/37		139	129,633
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		66	61,266
CSMC Trust, Series 2008-2R, Class 1A1, 6.00%, 07/25/37(b)		1,124	1,047,807
Deutsche Alt-A Securities Mortgage Loan Trust(d):
Series 2007-OA4, Class 1A1A, 2.25%, 08/25/47		2,491	2,358,899
Series 2007-OA4, Class 3A1, 2.25%, 08/25/47		18,775	16,743,184
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 1A1, 3.61%, 02/25/37(d)		2,456	1,860,013
GMACM Mortgage Loan Trust, Series 2005-AR2, Class 4A, 3.79%, 05/25/35(d)		73	69,245
GreenPoint Mortgage Funding Trust, Series 2006-AR1, Class GA1B, 2.23%, 02/25/36(d)		7,013	6,579,067
GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 05/25/36		23	41,788
Impac CMB Trust, Series 2005-6, Class 1A1, 2.56%, 10/25/35(d)		3,029	2,784,135
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 07/25/37		1,046	957,627
Series 2007-F2, Class 2A1, 6.50%, 07/25/37		2,263	1,444,417
IndyMac INDX Mortgage Loan Trust(d):
Series 2005-AR14, Class 2A1A, 2.36%, 07/25/35		4,139	3,908,692
Series 2007-AR15, Class 1A1, 3.87%, 08/25/37		185	162,731
Series 2007-AR15, Class 2A1, 3.81%, 08/25/37		829	717,233
JPMorgan Mortgage Trust(b)(d):
Series 2016-2, Class A1, 2.72%, 06/25/46		2,052	2,032,225
Series 2017-1, Class A4, 3.50%, 01/25/47		2,900	2,876,842
JPMorgan Trust, Series 2015-3, Class A5, 3.50%, 05/25/45(b)(d)		1,670	1,657,510
Lehman XS Trust, Series 2007-20N, Class A1, 3.21%, 12/25/37(d)		16,460	16,368,606
LSTAR Securities Investment Ltd., Series 2017-9, Class A, 3.64%, 12/01/22(b)(d)		3,934	3,934,312
LSTAR Securities Investment Ltd. LLC, Series 2017-8, Class A, 3.74%, 11/01/22(b)(d)		7,523	7,489,564
Merrill Lynch Mortgage Investors Trust(d):
Series 2005-A9, Class 2A1E, 3.81%, 12/25/35		1,351	1,317,981
Series 2006-1, Class 2A1, 3.95%, 02/25/36		708	711,543
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 4B1, 3.86%, 08/26/47(b)(c)(d)		9,889	9,889,467
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 09/25/56(b)(d)		590	580,985

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Prime Mortgage Trust(b):
Series 2006-DR1, Class 1A2, 6.00%, 05/25/35	USD	49	$46,744
Series 2006-DR1, Class 2A1, 5.50%, 05/25/35		655	466,577
RALI Trust, Series 2007-QS4, Class 3A2, 6.00%, 03/25/37		308	284,144
Residential Asset Securitization Trust, Series 2006-A15, Class A12, 6.25%, 01/25/37		393	265,640
RFMSI Trust, Series 2007-S7, Class A20, 6.00%, 07/25/37		80	75,672
STACR Trust(b)(d):
Series 2018-DNA2, Class M2, 4.21%, 12/25/30		11,945	11,977,234
Series 2018-HRP1, Class M2, 3.71%, 04/25/43		7,405	7,459,897
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.83%, 04/25/47(d)		423	334,468
Structured Asset Mortgage Investments II Trust(d):
Series 2005-AR3, Class 1A1, 2.60%, 08/25/35		2,323	2,223,399
Series 2006-AR2, Class A1, 2.29%, 02/25/36		1,784	1,692,298
Series 2006-AR4, Class 3A1, 2.25%, 06/25/36(c)		14,046	12,149,648
Series 2006-AR6, Class 2A1, 2.25%, 07/25/46		16,988	14,272,110
Series 2007-AR4, Class GA4B, 2.24%, 09/25/47		4,478	4,241,612
WaMu Mortgage Pass-Through Certificates Trust(d):
Series 2007-OA4, Class 1A, 2.42%, 05/25/47		3,075	2,904,679
Series 2007-OA5, Class 1A, 2.40%, 06/25/47		10,243	9,725,214
Series 2007-OA6, Class 1A, 2.37%, 07/25/47		5,468	4,969,112
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-8, Class A5, 4.61%, 10/25/36(e)		1,443	888,412
Series 2006-AR5, Class 1A, 2.63%, 06/25/46(d)		8,180	6,027,040
Series 2007-OA1, Class 2A, 2.37%, 12/25/46(d)		7,285	6,218,499
Series 2007-OA5, Class A1A, 2.49%, 05/25/47(d)		5,028	4,594,621

			453,577,041
Commercial Mortgage-Backed Securities — 5.2%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(d)		19,050	17,017,977
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.19%, 09/15/34(b)(d)		29,015	28,842,732
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29(b)		2,750	2,710,065
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 4.17%, 04/15/35(b)(d)		4,500	4,516,289
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		547	558,019

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Atrium Hotel Portfolio Trust(b)(d):
Series 2017-ATRM, Class D, 4.02%, 12/15/36	USD	11,310	$11,320,661
Series 2017-ATRM, Class E, 5.12%, 12/15/36		3,910	3,914,912
Aventura Mall Trust(b)(d):
Series 2013-AVM, Class A, 3.74%, 12/05/32		4,250	4,311,107
Series 2013-AVM, Class E, 3.74%, 12/05/32		5,635	5,716,244
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2013-DSMZ, Class M, 7.76%, 09/15/18		10,000	9,999,900
Series 2013-DSNY, Class E, 4.67%, 09/15/26		560	559,769
Series 2013-DSNY, Class F, 5.57%, 09/15/26		5,744	5,735,640
Series 2015-200P, Class F, 3.60%, 04/14/33		5,991	5,572,952
Series 2016-ISQ, Class E, 3.61%, 08/14/34(c)		23,440	21,916,400
Series 2017-SCH, Class CL, 3.57%, 11/15/32		3,225	3,225,000
Series 2017-SCH, Class DL, 4.07%, 11/15/32		3,965	3,965,000
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(d)		957	961,453
Bayview Commercial Asset Trust(b)(d):
Series 2005-2A, Class A1, 2.37%, 08/25/35		5,396	5,126,186
Series 2005-3A, Class A1, 2.38%, 11/25/35		1,306	1,256,304
Series 2006-3A, Class A1, 2.31%, 10/25/36		4,535	4,320,918
Series 2007-1, Class A1, 2.28%, 03/25/37		7,885	7,524,586
Series 2007-3, Class A2, 2.35%, 07/25/37		6,853	6,413,088
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M3, 2.63%, 04/25/36(b)(d)		5,591	5,561,888
BBCMS Mortgage Trust(b)(d):
Series 2018-CHRS, Class E, 1.00%, 08/05/38		1,750	1,495,462
Series 2018-TALL, Class D, 3.52%, 03/15/37		2,000	2,001,242
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(b)(d)		375	359,867
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(d)		2,672	2,499,613
Bear Stearns Commercial Mortgage Securities Trust(d):
Series 2004-T16, Class G, 5.15%, 02/13/46(b)		2,536	2,544,669
Series 2005-PW10, Class B, 5.61%, 12/11/40		4,000	4,086,995
BENCHMARK Mortgage Trust, Series 2018-B3, Class D, 3.06%, 04/10/51(b)		3,330	2,809,606
BHMS, Series 2018-ATLS, Class C, 3.97%, 07/15/35(b)(d)		3,210	3,209,998
BWAY Mortgage Trust(b):
Series 2013-1515, Class D, 3.63%, 03/10/33		3,600	3,472,114
Series 2013-1515, Class E, 3.72%, 03/10/33		2,000	1,915,370

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
BWAY Mortgage Trust (continued):
Series 2013-1515, Class F, 3.93%, 03/10/33(d)	USD	11,155	$10,608,391
Series 2015-1740, Class E, 4.45%, 01/10/35(d)		2,000	1,886,646
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.55%, 08/13/37		6,800	6,349,690
Series 2017-CC, Class E, 3.55%, 08/13/37(c)		14,220	12,850,614
Caesars Palace Las Vegas Trust, Series 2017-VICI, Class D, 4.35%, 10/15/34(b)(d)		2,550	2,559,725
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)(d)		3,040	3,095,201
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.06%, 04/15/44(b)(d)		3,027	3,152,837
Series 2016-C4, Class C, 4.88%, 05/10/58(d)		3,330	3,364,314
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		2,100	2,131,449
CGBAM Commercial Mortgage Trust(b):
Series 2015-SMRT, Class B, 3.21%, 04/10/28		415	413,760
Series 2015-SMRT, Class E, 3.79%, 04/10/28(d)		2,550	2,531,300
Series 2015-SMRT, Class F, 3.79%, 04/10/28(d)		800	791,708
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class A, 2.86%, 07/15/32		1,740	1,739,997
Series 2017-BIOC, Class D, 3.67%, 07/15/32		7,220	7,224,519
Series 2017-BIOC, Class E, 4.22%, 07/15/32		10,420	10,418,376
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class C, 5.00%, 03/10/47(d)		2,278	2,360,450
Series 2015-GC27, Class AAB, 2.94%, 02/10/48		1,090	1,073,156
Series 2015-GC27, Class C, 4.43%, 02/10/48(d)		3,000	2,899,633
Series 2016-C1, Class C, 4.95%, 05/10/49(d)		2,870	2,933,372
Series 2016-C1, Class D, 5.12%, 05/10/49(b)(d)		980	917,940
Series 2016-GC37, Class AS, 3.57%, 04/10/49		2,640	2,696,924
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		4,176	3,072,502
Series 2016-P3, Class C, 4.83%, 04/15/49(d)		1,271	1,294,493
Series 2016-P6, Class C, 4.29%, 12/10/49(d)		2,400	2,326,056
Series 2016-SMPL, Class D, 3.52%, 09/10/31(b)		1,730	1,728,257
Series 2016-SMPL, Class E, 4.51%, 09/10/31(b)		3,080	3,076,435
CLNS Trust(b)(d):
Series 2017-IKPR, Class A, 2.88%, 06/11/32		1,080	1,079,992
Series 2017-IKPR, Class E, 5.58%, 06/11/32		3,980	3,994,930

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.66%, 06/10/44(b)(d)	USD	3,466	$3,510,618
Series 2012-LC4, Class A4, 3.29%, 12/10/44		1,435	1,432,990
Series 2013-300P, Class D, 4.39%, 08/10/30(b)(d)		3,000	3,025,876
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		912	903,674
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)		506	489,619
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		4,208	4,236,104
Series 2014-CR15, Class C, 4.75%, 02/10/47(d)		2,050	2,102,905
Series 2014-CR18, Class ASB, 3.45%, 07/15/47		3,000	3,010,887
Series 2014-CR21, Class A2, 3.10%, 12/10/47		3,280	3,284,433
Series 2014-LC15, Class ASB, 3.53%, 04/10/47		3,500	3,518,751
Series 2014-PAT, Class E, 5.25%, 08/13/27(b)(d)		1,000	1,007,865
Series 2014-PAT, Class F, 4.54%, 08/13/27(b)(d)		2,000	1,998,365
Series 2014-PAT, Class G, 3.69%, 08/13/27(b)(d)		1,040	1,028,243
Series 2014-TWC, Class C, 3.95%, 02/13/32(b)(d)		8,000	8,018,131
Series 2014-TWC, Class E, 5.35%, 02/13/32(b)(d)		1,910	1,934,156
Series 2015-CR22, Class C, 4.12%, 03/10/48(d)		1,635	1,577,124
Series 2015-CR23, Class B, 4.18%, 05/10/48(d)		9,520	9,546,473
Series 2015-CR23, Class CMC, 3.69%, 05/10/48(b)(d)		7,688	7,673,211
Series 2015-CR23, Class CMD, 3.69%, 05/10/48(b)(d)		18,170	18,032,896
Series 2015-CR23, Class CME, 3.69%, 05/10/48(b)(d)		2,180	2,149,656
Series 2015-CR23, Class D, 4.25%, 05/10/48(d)		4,650	3,794,781
Series 2015-CR25, Class C, 4.54%, 08/10/48(d)		1,024	1,010,890
Series 2015-CR25, Class D, 3.79%, 08/10/48(d)		1,929	1,591,486
Series 2015-LC19, Class C, 4.26%, 02/10/48(d)		8,623	8,516,881
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		3,762	3,172,640
Series 2015-LC21, Class C, 4.31%, 07/10/48(d)		6,010	5,861,706
Series 2015-PC1, Class ASB, 3.61%, 07/10/50		1,600	1,604,815
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(d)		3,200	2,935,168
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		3,425	2,812,570
Series 2017-DLTA, Class E, 4.04%, 08/15/35(b)(d)		5,222	5,173,383
Series 2017-DLTA, Class F, 4.65%, 08/15/35(b)(d)		4,204	4,159,354

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Core Industrial Trust(b):
Series 2015-CALW, Class G, 3.85%, 02/10/34(d)	USD	6,060	$5,739,069
Series 2015-TEXW, Class A, 3.08%, 02/10/34		2,564	2,543,139
Series 2015-TEXW, Class D, 3.85%, 02/10/34(d)		1,500	1,493,730
Series 2015-TEXW, Class E, 3.85%, 02/10/34(d)		3,570	3,521,871
Series 2015-TEXW, Class F, 3.85%, 02/10/34(d)		10,400	9,982,407
Series 2015-WEST, Class E, 4.23%, 02/10/37(d)		6,400	6,248,019
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class C, 4.95%, 07/15/37(d)		1,060	1,085,514
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34(b)		3,995	4,027,772
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class ASB, 3.22%, 06/15/57		1,440	1,425,635
Series 2016-C6, Class C, 4.75%, 01/15/49(d)		3,950	3,968,997
CSMC Trust, Series 2017-CHOP, Class E, 5.37%, 07/15/32(b)(d)		7,237	7,282,648
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 09/10/49(b)(d)		8,736	7,419,683
DBUBS Mortgage Trust(b)(d):
Series 2017-BRBK, Class E, 3.53%, 10/10/34		20,429	18,936,455
Series 2017-BRBK, Class F, 3.53%, 10/10/34(c)		3,710	3,327,314
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		2,694	2,814,738
GAHR Commercial Mortgage Trust(b):
Series 2015-NRF, Class AFX, 3.23%, 12/15/34		2,195	2,195,884
Series 2015-NRF, Class EFX, 3.38%, 12/15/34(d)		7,373	7,292,841
Series 2015-NRF, Class FFX, 3.38%, 12/15/34(d)		2,562	2,522,150
GRACE Mortgage Trust(b):
Series 2014-GRCE, Class A, 3.37%, 06/10/28		5,200	5,211,326
Series 2014-GRCE, Class F, 3.59%, 06/10/28(d)		21,685	21,151,252
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class J, 5.86%, 05/03/32(b)		1,500	1,656,297
Series 2013-GC10, Class AAB, 2.56%, 02/10/46		1,805	1,779,065
Series 2013-KING, Class C, 3.44%, 12/10/27(b)(d)		5,600	5,568,196
Series 2013-KING, Class D, 3.44%, 12/10/27(b)(d)		3,750	3,712,181
Series 2013-KING, Class E, 3.44%, 12/10/27(b)(d)		11,600	11,396,553
Series 2015-GC30, Class A2, 2.73%, 05/10/50		2,000	1,986,314

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
GS Mortgage Securities Corp. Trust(b)(d):
Series 2016-RENT, Class C, 4.07%, 02/10/29	USD	2,550	$2,557,665
Series 2017-500K, Class D, 3.37%, 07/15/32		1,130	1,130,002
Series 2017-500K, Class E, 3.57%, 07/15/32		1,550	1,550,487
Series 2017-500K, Class F, 3.87%, 07/15/32		540	540,339
Series 2017-500K, Class G, 4.57%, 07/15/32		580	580,544
GS Mortgage Securities Trust:
Series 2013-GC12, Class AAB, 2.68%, 06/10/46		3,226	3,186,669
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		2,700	2,743,394
Series 2014-GC20, Class AAB, 3.66%, 04/10/47		3,395	3,421,080
Series 2014-GC22, Class D, 4.69%, 06/10/47(b)(d)		2,145	1,823,010
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		4,490	4,533,643
Series 2015-GC32, Class C, 4.41%, 07/10/48(d)		2,085	2,050,879
Series 2015-GC32, Class D, 3.35%, 07/10/48		10,120	8,171,635
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		2,749	2,240,857
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		1,260	977,579
Hilton Orlando Trust, Series 2018-ORL, Class E, 4.72%, 12/15/34(b)(d)		4,340	4,361,664
Hospitality Mortgage Trust, Series 2017-HIT, Class A, 2.95%, 05/08/30(b)(d)		790	790,492
JPMBB Commercial Mortgage Securities Trust(d):
Series 2013-C14, Class ASB, 3.76%, 08/15/46		3,950	3,999,432
Series 2015-C33, Class D1, 4.12%, 12/15/48(b)		1,898	1,766,032
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(b)(d)		7,320	6,920,280
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.58%, 03/15/50(b)(d)		2,170	2,050,404
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-PM1A, Class G, 6.13%, 08/12/40(b)(c)(d)		3,087	3,110,654
Series 2009-IWST, Class A2, 5.63%, 12/05/27(b)		4,318	4,468,575
Series 2012-C6, Class A3, 3.51%, 05/15/45		2,459	2,467,212
Series 2012-CBX, Class A4, 3.48%, 06/15/45		6,150	6,164,191
Series 2012-HSBC, Class A, 3.09%, 07/05/32(b)		2,662	2,640,230
Series 2013-LC11, Class ASB, 2.55%, 04/15/46		3,468	3,416,502
Series 2015-JP1, Class D, 4.24%, 01/15/49(d)		5,750	5,393,256
Series 2015-JP1, Class E, 4.24%, 01/15/49(b)(d)		1,560	1,350,159

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
JPMorgan Chase Commercial Mortgage Securities Trust (continued):
Series 2015-UES, Class D, 3.62%, 09/05/32(b)(d)	USD	2,630	$2,617,338
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(d)		3,750	3,695,896
Series 2017-MAUI, Class D, 4.05%, 07/15/34(b)(d)		1,480	1,483,226
Series 2017-MAUI, Class E, 5.05%, 07/15/34(b)(d)		7,780	7,799,394
Series 2017-MAUI, Class F, 5.85%, 07/15/34(b)(d)		2,100	2,106,550
Series 2018-WPT, Class FFX, 5.54%, 07/05/23(b)		2,840	2,785,111
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.11%, 07/15/40(d)		172	172,317
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(b)(d)		2,500	2,389,323
Lone Star Portfolio Trust, Series 2015-LSP, Class D, 6.07%, 09/15/28(b)(d)		2,450	2,470,385
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50(b)(d)		3,375	3,086,843
MAD Mortgage Trust(b)(d):
Series 2017-330M, Class D, 3.98%, 08/15/34		3,305	3,241,581
Series 2017-330M, Class E, 4.03%, 08/15/34		7,050	6,680,157
Madison Avenue Trust, Series 2013-650M, Class D, 4.03%, 10/12/32(b)(d)		6,670	6,677,438
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class D, 5.79%, 07/12/38(d)		1,453	1,476,231
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C18, Class A2, 3.19%, 10/15/47		4,923	4,940,907
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,000	5,006,571
Series 2015-C23, Class A2, 2.98%, 07/15/50		4,500	4,487,295
Series 2015-C23, Class D, 4.13%, 07/15/50(b)(d)		2,800	2,449,572
Series 2015-C25, Class D, 3.07%, 10/15/48		10,847	8,926,952
Series 2015-C26, Class D, 3.06%, 10/15/48(b)		3,612	2,885,282
Series 2017-C33, Class C, 4.56%, 05/15/50(d)		3,161	3,127,067
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,570	1,232,497
Morgan Stanley Capital I Trust:
0.00%, 07/11/40		2,930	2,664,426
Series 2006-IQ11, Class C, 6.25%, 10/15/42(d)		2,670	2,756,396
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(d)		950	928,792
Series 2014-CPT, Class F, 3.45%, 07/13/29(b)(d)		11,250	10,953,555
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(d)		3,392	3,259,370
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		1,500	1,493,632

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Morgan Stanley Capital I Trust (continued):
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(d)	USD	7,725	$6,546,914
Series 2017-CLS, Class F, 4.67%, 11/15/34(b)(d)		7,904	7,923,882
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		7,130	5,506,570
Series 2018-H3, Class C, 5.01%, 07/15/51(d)		2,880	2,886,266
Series 2018-SUN, Class F, 4.65%, 07/15/35(b)(d)		4,040	4,040,000
Morgan Stanley Capital I, Inc.(b)(d):
Series 2017-JWDR, Class D, 4.02%, 11/15/34		2,290	2,302,242
Series 2017-JWDR, Class E, 5.12%, 11/15/34		3,350	3,376,333
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 3.95%, 05/10/39(b)(d)		10,640	9,829,533
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		3,210	3,114,954
RAIT Trust(b)(d):
Series 2017-FL7, Class A, 3.02%, 06/15/37		952	952,307
Series 2017-FL7, Class C, 4.57%, 06/15/37		990	989,996
Resource Capital Corp. Ltd., Series 2017-CRE5, Class B, 4.07%, 07/15/34(b)(d)		2,086	2,086,291
RSO Repo SPE Trust, 3.82%, 09/15/20(c)(d)		9,483	9,483,183
USDC, Series 2018-USDC, Class F, 4.49%, 05/12/38(b)(d)		2,550	2,348,864
Velocity Commercial Capital Loan Trust, Series 2014-1, Class M6, 8.35%, 09/25/44(b)(c)(d)		3,309	3,397,019
VNDO Mortgage Trust(b):
Series 2012-6AVE, Class E, 3.34%, 11/15/30(d)		3,000	2,868,247
Series 2013-PENN, Class A, 3.81%, 12/13/29		4,575	4,613,318
Series 2013-PENN, Class D, 3.95%, 12/13/29(d)		5,060	5,040,187
Wachovia Bank Commercial Mortgage Trust(d):
Series 2007-C31, Class C, 5.98%, 04/15/47		1,672	1,694,254
Series 2007-C33, Class AM, 6.01%, 02/15/51		1,273	1,307,047
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 3.42%, 06/15/29(b)(d)		410	410,123
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class D, 3.77%, 02/15/48(b)		3,750	2,996,463
Series 2015-NXS3, Class B, 4.49%, 09/15/57(d)		1,600	1,616,907
Series 2015-NXS4, Class D, 3.60%, 12/15/48(d)		2,090	1,834,632
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,093	843,457
Series 2016-C34, Class C, 5.03%, 06/15/49(d)		1,080	1,090,967
Series 2016-C37, Class C, 4.49%, 12/15/49(d)		4,000	3,910,936
Series 2016-LC25, Class C, 4.44%, 12/15/59(d)		8,320	7,991,918
Series 2016-NXS5, Class D, 4.88%, 01/15/59(d)		2,750	2,628,891

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Commercial Mortgage Trust (continued):
Series 2016-NXS6, Class C, 4.31%, 11/15/49(d)	USD	4,783	$4,681,192
Series 2017-C39, Class C, 4.12%, 09/15/50		1,690	1,597,776
Series 2017-C39, Class D, 4.36%, 09/15/50(b)(d)		1,690	1,547,840
Series 2018-BXI, Class E, 4.23%, 12/15/36(b)(d)		1,510	1,503,489
Series 2018-C44, Class C, 5.00%, 05/15/51(d)		1,570	1,553,850
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		2,150	1,711,100
Series 2018-C45, Class C, 4.73%, 06/15/51		1,030	1,021,893
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.44%, 04/15/45		4,390	4,405,984
Series 2013-C12, Class ASB, 2.84%, 03/15/48		4,705	4,670,415
Series 2014-C20, Class ASB, 3.64%, 05/15/47		1,550	1,563,104
Series 2014-C22, Class C, 3.76%, 09/15/57(d)		1,300	1,222,746

			862,731,454
Interest Only Commercial Mortgage-Backed Securities — 0.3%(d)
BBCMS Trust(b):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		78,000	5,166,720
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		35,000	568,400
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.74%, 05/10/58		18,362	1,824,134
Series 2016-C6, Class XA, 1.20%, 11/10/49		65,212	4,910,457
Commercial Mortgage Trust:
Series 2014-UBS5, Class XB2, 0.74%, 09/10/47(b)		12,675	514,858
Series 2015-CR25, Class XA, 0.93%, 08/10/48		65,268	3,142,191
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.73%, 12/10/27(b)		36,035	288,211
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.08%, 04/10/47		846	35,775
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.89%, 09/15/47		13,981	577,200
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		40,477	2,048,326
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class XA, 0.81%, 12/15/49		24,324	997,892
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.11%, 03/10/50(b)(c)		47,038	2,387,198
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XB, 0.33%, 04/15/47(b)		80,982	1,510,047
Series 2015-C22, Class XA, 1.12%, 04/15/48		28,176	1,478,134

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued) :
Series 2015-C26, Class XD, 1.35%, 10/15/48(b)	USD	12,675	$1,038,970
Series 2016-C31, Class XA, 1.45%, 11/15/49		51,067	4,278,749
Series 2016-C32, Class XA, 0.76%, 12/15/49		32,578	1,548,463
Morgan Stanley Capital I Trust:
Series 2016-BNK2, Class XA, 1.10%, 11/15/49		52,039	3,253,964
Series 2016-UBS9, Class XD, 1.54%, 03/15/49(b)		13,600	1,253,928
Natixis Commercial Mortgage Securities Trust(b):
Series 2017-75B, Class XA, 0.20%, 04/09/37		40,610	733,047
Series 2017-75B, Class XB, 0.03%, 04/09/37		27,000	124,605
VNDO Mortgage Trust, Series 2013-PENN, Class XA, 0.14%, 12/13/29(b)		121,745	486,980
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.27%, 08/15/49(b)		11,784	921,980
Series 2016-LC25, Class XA, 1.08%, 12/15/59		32,556	1,891,599
WFRBS Commercial Mortgage Trust:
Series 2014-C20, Class XB, 0.56%, 05/15/47		57,079	1,848,893
Series 2014-LC14, Class XA, 1.29%, 03/15/47		60,996	2,622,292

			45,453,013

Total Non-Agency Mortgage-Backed Securities — 8.2% (Cost: $1,332,598,560)			1,361,761,508

		Shares
Participation Notes — 0.1%

Beverages — 0.0%
Deutsche Bank AG (DB Wuliangye Yibin), due 02/22/27(f)		471,800	5,010,150

Electronic Equipment, Instruments and Components — 0.1%(f)
Deutsche Bank AG (DB Hangzhou Hikvision Digital), due 11/15/24		1,085,700	5,514,905
Deutsche Bank AG (DB Merry Electronics Co.), due 01/10/28		1,510,000	8,053,025

			13,567,930

Total Participation Notes — 0.1% (Cost: $21,545,401)			18,578,080

		Par (000)
Preferred Securities — 3.5%

Capital Trusts — 2.5%(j)

Banks — 0.9%(n)
Bank of America Corp.:
Series X, 6.25%	USD	36,885	38,406,506
Series AA, 6.10%		2,000	2,084,500
Citigroup, Inc.:
Series N, 5.80%		3,000	3,070,500
Series B, 5.90%		6,839	6,999,033
Series P, 5.95%		23,541	23,776,410

Security		Par (000)	Value
Banks (continued)
Citizens Financial Group, Inc., 5.50%	USD	5,500	$5,633,265
Fifth Third Bancorp, Series J, 4.90%		14,175	14,245,875
ING Groep NV, 6.00%		1,500	1,514,100
JPMorgan Chase & Co.:
Series V, 5.00%		3,000	3,028,500
Series X, 6.10%		3,000	3,089,490
Lloyds Banking Group plc, 6.66%(b)		3,000	3,172,500
M&T Bank Corp., Series F, 5.13%		14,800	14,726,000
SunTrust Banks, Inc.:
Series G, 5.05%		30,245	29,696,810
Series H, 5.12%		16,825	15,836,531
Wells Fargo & Co.:
Series S, 5.90%		1,840	1,859,320
Series U, 5.87%		2,000	2,092,000

			169,231,340
Capital Markets — 0.5%(n)
Bank of New York Mellon Corp. (The), Series F, 4.62%		29,850	28,438,393
Goldman Sachs Group, Inc. (The):
Series P, 5.00%		12,492	11,648,790
Series O, 5.30%		4,315	4,250,275
Series M, 5.38%		12,395	12,642,900
Morgan Stanley, Series H, 5.45%		2,000	2,030,000
Northern Trust Corp., Series D, 4.60%		17,700	17,257,500

			76,267,858
Consumer Finance — 0.3%(n)
Capital One Financial Corp., Series E, 5.55%		1,198	1,227,950
Discover Financial Services, Series C, 5.50%		24,300	23,814,000
General Motors Financial Co., Inc., Series A, 5.75%		27,686	27,201,495

			52,243,445
Insurance — 0.2%(n)
Progressive Corp. (The), Series B, 5.37%		9,110	9,098,613
XLIT Ltd., Series E, 4.80%		18,160	17,887,600

			26,986,213
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)		146	147,460

Oil, Gas & Consumable Fuels — 0.6%(n)
Andeavor Logistics LP, Series A, 6.87%		47,097	47,185,307
EnLink Midstream Partners LP, Series C, 6.00%		14,325	12,426,937
Plains All American Pipeline LP, Series B, 6.12%		33,500	32,578,750

			92,190,994

Total Capital Trusts — 2.5% (Cost: $420,688,888)			417,067,310

		Shares
Preferred Stocks — 0.7%

Auto Components — 0.0%
Schaeffler AG (Preference), 0.00%		121,295	1,662,846

Automobiles — 0.0%
Bayerische Motoren Werke AG (Preference), 4.75%		23,485	1,944,762

Banks — 0.1%
KeyCorp, Series E, 6.13%(j)(n)		375,000	10,151,250

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value
Capital Markets — 0.3%
Morgan Stanley, Series K, 5.85%(j)(n)		1,995,000	$51,730,350

Consumer Finance — 0.1%
SLM Corp., Series B, 4.04%(j)(n)		122,000	8,666,880

Electric Utilities — 0.0%
Entergy Arkansas, Inc.:
4.90%(f)		102,000	2,535,618
4.88%		93,168	2,273,299
Entergy Louisiana LLC, 4.88%		32,274	784,581
Entergy Mississippi, Inc., 4.90%		94,932	2,308,746
Entergy Texas, Inc., 5.63%		146,739	3,778,529

			11,680,773
Equity Real Estate Investment Trusts (REITs) — 0.0%(b)(f)(j)
Firstar Realty LLC, 8.88%		5,000	5,825,000
Suntrust Real Estate Investment Corp., 9.00%(c)		15	1,734,777

			7,559,777
Technology Hardware, Storage & Peripherals — 0.2%
Samsung Electronics Co. Ltd. (Preference), 1.36%		710,657	24,396,980

Total Preferred Stocks — 0.7% (Cost: $113,895,614)			117,793,618

Trust Preferreds — 0.3%(n)

Banks — 0.0%
GMAC Capital Trust I, Series 2, 8.13%, 02/15/40		182,724	4,854,976

Commercial Services & Supplies — 0.2%
ILFC E-Capital Trust I, 4.57%, 12/21/65		25,372,000	23,183,665

Consumer Finance — 0.1%
ILFC E-Capital Trust II, 4.82%, 12/21/65		11,944,000	10,869,040

Total Trust Preferreds — 0.3% (Cost: $41,096,704)			38,907,681

Total Preferred Securities — 3.5% (Cost: $575,681,206)			573,768,609

		Par (000)
U.S. Government Sponsored Agency Securities — 1.7%

Collateralized Mortgage Obligations — 1.3%
Federal Home Loan Mortgage Corp.:
Series 4482, Class DH, 3.00%, 06/15/42	USD	979	974,826
Series 4459, Class BN, 3.00%, 08/15/43		1,756	1,718,751
Series 4493, Class PA, 3.00%, 02/15/44		1,333	1,321,537
Series 4274, Class PN, 3.50%, 10/15/35		915	922,994
Series 4390, Class CA, 3.50%, 06/15/50		1,019	1,021,666
Series 4494, Class KA, 3.75%, 10/15/42		1,609	1,633,482
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(d):
Series 2016-DNA2, Class M3, 6.71%, 10/25/28		3,295	3,798,302
Series 2016-DNA3, Class M3, 7.06%, 12/25/28		7,730	9,083,280
Series 2016-DNA4, Class M3, 5.86%, 03/25/29		13,973	15,704,353
Series 2017-DNA1, Class M2, 5.31%, 07/25/29		4,695	5,105,899
Series 2017-DNA2, Class M2, 5.51%, 10/25/29		2,886	3,171,785

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes (continued)
Series 2017-DNA3, Class B1, 6.51%, 03/25/30	USD	3,115	$3,402,827
Series 2017-DNA3, Class M2, 4.56%, 03/25/30		24,630	25,590,457
Series 2018-DNA1, Class B1, 5.21%, 07/25/30		10,365	9,967,299
Series 2018-DNA1, Class M2, 3.86%, 07/25/30		14,135	14,015,808
Series 2018-HQA1, Class M2, 4.36%, 09/25/30		4,725	4,739,233
Series 2018-SPI1, Class M1, 3.75%, 02/25/48(b)		4,513	4,498,131
Federal National Mortgage Association:
Series 2013-133, Class NA, 3.00%, 05/25/36		544	539,688
Series 2016-76, Class ME, 3.00%, 01/25/46		4,933	4,831,135
Series 2016-49, Class DA, 3.50%, 10/25/42		845	847,315
Federal National Mortgage Association Variable Rate Notes(d):
Series 2016-C04, Class 1M2, 6.31%, 01/25/29		5,479	6,202,589
Series 2016-C06, Class 1M2, 6.31%, 04/25/29		8,706	9,927,879
Series 2017-C01, Class 1B1, 7.81%, 07/25/29		8,182	9,786,103
Series 2017-C01, Class 1M2, 5.61%, 07/25/29		1,952	2,131,440
Series 2017-C02, Class 2M1, 3.21%, 09/25/29		1,659	1,668,153
Series 2017-C03, Class 1B1, 6.91%, 10/25/29		1,565	1,775,952
Series 2017-C03, Class 1M2, 5.06%, 10/25/29		9,362	10,076,182
Series 2017-C04, Class 2M2, 4.91%, 11/25/29		4,738	4,977,591
Series 2017-C05, Class 1B1, 5.66%, 01/25/30		8,763	9,113,307
Series 2017-C05, Class 1M2, 4.26%, 01/25/30		9,444	9,670,337
Series 2017-C07, Class 1B1, 6.06%, 05/25/30		3,850	4,026,760
Series 2018-C01, Class 1B1, 5.61%, 07/25/30		18,495	18,290,510
Series 2018-C01, Class 1M2, 4.31%, 07/25/30		18,495	18,757,709
Government National Mortgage Association, Series 2013-131, Class PA, 3.50%, 06/16/42		2,674	2,694,803

			221,988,083
Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates:
Series KJ05, Class A2, 2.16%, 10/25/21		1,316	1,282,724
Series KIR2, Class A1, 2.75%, 03/25/27		3,573	3,501,026
Finnish Real Estate Management Federation Mortgage Trust, Series 2018-K732, Class B, 4.05%, 05/25/25(b)(n)		1,500	1,453,760

			6,237,510

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(n):
Series K714, Class X1, 0.67%, 10/25/20	USD	55,783	$661,790
Series KW01, Class X1, 0.98%, 01/25/26		5,418	312,108
Series K055, Class X1, 1.37%, 03/25/26		22,621	1,924,042
Federal National Mortgage Association ACES Variable Rate Notes, Series 2013-M5, Class X2, 2.19%, 01/25/22(n)		2,304	86,637

			2,984,577
Mortgage-Backed Securities — 0.4%
Federal Home Loan Mortgage Corp.:
2.50%, 11/01/27 - 08/01/32		8,679	8,427,406
3.50%, 07/01/32 - 06/01/35		5,017	5,062,892
4.00%, 07/01/26 - 03/01/29		3,198	3,327,141
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR 12 Month + 1.63%), 2.90%, 11/01/45(a)		3,396	3,379,130
Federal National Mortgage Association:
2.50%, 12/01/27 - 08/01/31		14,819	14,412,219
3.00%, 09/01/28 - 09/01/32		18,431	18,311,812
3.50%, 06/01/32		1,627	1,645,132
4.00%, 05/01/27		1,247	1,277,132
4.50%, 04/01/24 - 11/01/26		886	914,463

			56,757,327

Total U.S. Government Sponsored Agency Securities — 1.7% (Cost: $280,710,790)			287,967,497

Total Long-Term Investments — 93.5% (Cost: $15,247,019,988)			15,510,507,903

Short-Term Securities — 12.6%

Foreign Government Obligations — 0.0%

Egypt — 0.0%
Arab Republic of Egypt Treasury Bills:(p)
18.77%, 09/04/18	EGP	99,000	5,456,074
17.55%, 11/13/18		29,775	1,583,277

			7,039,351

Total Foreign Government Obligations — 0.0% (Cost: $7,130,142)			7,039,351

Security	Shares	Value
Money Market Funds — 12.6%(q)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(s)	1,655,376,352	$1,655,376,352
JPMorgan US Treasury Plus Money Market Fund, Agency Class, 1.70%	4,409,137	4,409,137
SL Liquidity Series LLC, Money Market Series, 2.21%(r)(s)	423,903,737	423,988,518

Total Money Market Funds — 12.6% (Cost: $2,083,676,051)		2,083,774,007

Total Short-Term Securities — 12.6% (Cost: $2,090,806,193)		2,090,813,358

Total Investments — 106.1% (Cost: $17,337,826,181)		17,601,321,261
Liabilities in Excess of Other Assets — (6.1)%		(1,007,818,500)

Net Assets — 100.0%		$16,593,502,761

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	Security, or a portion of the security, is on loan.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Perpetual security with no stated maturity date.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Convertible security.
(m)	Zero-coupon bond.
(n)	Variable rate security. Rate shown is the rate in effect as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Rates are discount rates or a range of discount rates at the time of purchase.
(q)	Annualized 7-day yield as of period end.
(r)	Security was purchased with the cash collateral from loaned securities.

(s)

During the year ended July 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the fund were as follows:

Affiliate	Shares Held at 07/31/17	Shares Purchased		Shares Sold	Shares Held at 07/31/18	Value at 07/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	554,118,392	1,101,257,960	(b)	—	1,655,376,352	$1,655,376,352	$6,667,363		$1,681	$—
SL Liquidity Series, LLC, Money Market Series	273,826,979	150,076,758	(b)	—	423,903,737	423,988,518	6,088,199	(c)	(26,765)	73,676
iShares iBoxx $ High Yield Corporate Bond ETF	6,244,352	2,136,282		(2,225,798)	6,154,836	530,054,476	24,063,028		(3,645,044)	(11,763,839)

						$2,609,419,346	$36,818,590		$(3,670,128)	$(11,690,163)

(a)	Includes net capital gain distributions.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	176	09/21/18	$9,647	$(288,151)
STOXX 600 Banks Index	16	09/21/18	157	5,312
U.S. Treasury 2 Year Note	8,788	09/28/18	1,857,564	(2,239,778)
U.S. Treasury 5 Year Note	10,130	09/28/18	1,145,956	262,918

				(2,259,699)

Short Contracts
Euro-Bobl	20	09/06/18	3,078	(940)
Euro-Bund	49	09/06/18	9,258	(34,725)
Euro-Schatz	20	09/06/18	2,617	2,503
EUR Currency	4,824	09/17/18	707,771	7,574,164
JPY Currency	516	09/17/18	57,857	817,898
U.S. Treasury 10 Year Note	2,656	09/19/18	317,185	3,494,301
U.S. Treasury 10 Year Ultra Note	68	09/19/18	8,643	65,073
U.S. Treasury Long Bond	247	09/19/18	35,313	(162,347)
U.S. Treasury Ultra Bond	22	09/19/18	3,452	(598)
EURO STOXX 50 Index	496	09/21/18	20,445	(622,258)
S&P 500 E-Mini Index	314	09/21/18	44,228	(240,954)
Long Gilt	6	09/26/18	966	(6,266)

				10,885,851

				$8,626,152

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,370,000	BRL	5,043,107	Barclays Bank plc	08/02/18	$26,354
USD	572	ZAR	7,114	Citibank NA	08/03/18	32
ZAR	7,113	USD	539	Goldman Sachs International	08/03/18	1
USD	635,700	CNY	4,214,249	Barclays Bank plc	08/13/18	16,119
USD	4,093,626	EUR	3,471,814	Barclays Bank plc	08/13/18	30,504
USD	2,103,196	IDR	30,258,687,325	Barclays Bank plc	08/14/18	3,425
USD	1,434,787	EUR	1,194,071	HSBC Bank plc	08/16/18	37,004
EUR	2,740,000	USD	3,206,617	Bank of America NA	08/20/18	1,882
EUR	699,698	USD	813,857	Barclays Bank plc	08/20/18	5,479
USD	1,745,077	EUR	1,490,000	JP Morgan Chase Bank NA	08/20/18	309
USD	1,281,446	GBP	970,000	BNP Paribas SA	08/20/18	7,274
USD	355,776	GBP	270,000	HSBC Bank plc	08/20/18	1,110
USD	232,476	EUR	198,000	UBS AG	09/06/18	312
USD	2,073,820	IDR	30,335,839,076	Citibank NA	12/14/18	4,946

						134,751

BRL	5,121,745	USD	1,370,000	JP Morgan Chase Bank NA	08/02/18	(5,402)
EUR	198,000	USD	231,957	UBS AG	08/06/18	(360)
USD	231,012	EUR	198,000	State Street Bank and Trust Co.	08/06/18	(585)
IDR	30,258,687,325	USD	2,101,298	Citibank NA	08/14/18	(1,526)
EUR	1,357,948	USD	1,599,384	Toronto Dominion Bank	08/16/18	(9,766)
EUR	630,000	USD	739,140	Barclays Bank plc	08/20/18	(1,420)
USD	292,410,035	EUR	250,945,775	Bank of America NA	08/20/18	(1,443,646)
USD	1,463,349	EUR	1,254,225	Barclays Bank plc	08/20/18	(5,330)
USD	64,991	GBP	50,000	Bank of America NA	08/20/18	(688)
USD	35,277,476	GBP	26,920,000	Barclays Bank plc	08/20/18	(84,097)
USD	535	ZAR	7,113	Goldman Sachs International	10/03/18	(1)
USD	2,548,858	IDR	37,289,792,400	Citibank NA	10/25/18	(13,100)

						(1,565,921)

	Net Unrealized Depreciation					$(1,431,170)

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	B+	USD 23,964	$1,830,354	$1,473,345	$357,009
ITRAXX.XO.29.V1	5.00%	Quarterly	06/20/23	B+	EUR 2,375	282,393	256,449	25,944

						$2,112,747	$1,729,794	$382,953

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	10,000	$(174,692)	$(12,497)	$(162,195)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	840	(18,961)	10,449	(29,410)
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/23	USD	1,199	335,217	391,962	(56,745)
Kingdom of Bahrain	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	USD	325	32,681	21,684	10,997

							$174,245	$411,598	$(237,353)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Saipem Finance International BV	5.00%	Quarterly	Credit Suisse International	06/20/22	BB+	EUR	300	$52,274	$17,029	$35,245
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	12/20/22	BB+	EUR	300	(39,059)	(11,535)	(27,524)
Fiat Chrysler Automobiles NV	5.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	200	34,982	38,193	(3,211)
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	12/20/22	BB+	EUR	330	(11,854)	(6,052)	(5,802)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	BB+	EUR	117	(17,708)	(17,894)	186
Casino Guichard-Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	215	(32,501)	(27,805)	(4,696)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	100	(15,115)	(12,790)	(2,325)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	BB+	EUR	455	(68,764)	(57,111)	(11,653)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	91	(13,697)	(12,600)	(1,097)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	263	(39,725)	(37,854)	(1,871)
Casino Guichard-Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB+	EUR	160	(24,183)	(16,073)	(8,110)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	170	(25,694)	(16,749)	(8,945)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	54	(8,226)	(7,083)	(1,143)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	36	(5,484)	(4,722)	(762)
Casino Guichard-Perrachon SA	1.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	91	(13,710)	(12,612)	(1,098)
Deutsche Bank AG	1.00%	Quarterly	Goldman Sachs International	06/20/23	NR	EUR	700	(13,970)	(5,751)	(8,219)
Hertz Corp. (The)	5.00%	Quarterly	Barclays Bank plc	06/20/23	B-	USD	153	(21,941)	(22,364)	423
Hertz Corp. (The)	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	B-	USD	347	(49,762)	(50,504)	742
Intesa Sanpaolo SpA	1.00%	Quarterly	Citibank NA	06/20/23	NR	EUR	730	(16,580)	(34,603)	18,023
Intrum Justitia AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	241	12,964	11,932	1,032
Intrum Justitia AB	5.00%	Quarterly	JP Morgan Chase Bank NA	06/20/23	BB+	EUR	420	22,575	20,776	1,799
Intrum Justitia AB	5.00%	Quarterly	Citibank NA	06/20/23	BB+	EUR	109	5,848	5,356	492
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	75	4,055	8,800	(4,745)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	350	18,813	36,534	(17,721)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	200	10,750	19,696	(8,946)
TDC A/S	1.00%	Quarterly	Barclays Bank plc	06/20/23	B+	EUR	100	(5,169)	(9,480)	4,311
TDC A/S	1.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	200	(10,339)	(18,529)	8,190
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	B+	EUR	123	17,502	16,364	1,138
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	680	96,975	87,933	9,042
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	227	32,411	29,577	2,834

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	NR	USD	3,750	$(49,434)	$(114,840)	$65,406
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,750	(308,753)	(384,021)	75,268

								$(482,519)	$(588,782)	$106,263

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day Fed Funds	Quarterly	2.50%	Annual	10/3/18	(a)	06/30/20	USD	17,420	$(23,235)	$—	$(23,235)
2.45%	Annual	1 day Fed Funds	Quarterly	10/3/18	(a)	06/30/20	USD	17,540	38,607	—	38,607
2.52%	Annual	1 day Fed Funds	Quarterly	10/3/18	(a)	06/30/20	USD	17,450	17,620	—	17,620

									$32,992	$—	$32,992

(a)	Forward Swap.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day Fed Funds	1 day Fed Funds	1.91%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,729,794	$—	$439,180	$(23,235)
OTC Swaps	716,285	(893,469)	235,128	(366,218)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$5,312	$8,392,062	$3,824,795	$—	$12,222,169
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	134,751	—	—	134,751
Swaps — centrally cleared
Net unrealized appreciation(a)	—	382,953	—	—	56,227	—	439,180
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	951,413	—	—	—	—	951,413

	$—	$1,334,366	$5,312	$8,526,813	$3,881,022	$—	$13,747,513

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$1,151,363	$—	$2,444,654	$—	$3,596,017
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,565,921	—	—	1,565,921
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	23,235	—	23,235
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,259,687	—	—	—	—	1,259,687

	$—	$1,259,687	$1,151,363	$1,565,921	$2,467,889	$—	$6,444,860

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(34,725,940)	$(19,444,096)	$(10,260,244)	$—	$(64,430,280)
Forward foreign currency exchange contracts	—	—	—	3,285,030	—	—	3,285,030
Options purchased(a)	—	—	(6,568,179)	—	(140,578)	—	(6,708,757)
Options written	—	—	—	—	14,640	—	14,640
Swaps	—	(187,258)	—	—	(291,857)	—	(479,115)

	$—	$(187,258)	$(41,294,119)	$(16,159,066)	$(10,678,039)	$—	$(68,318,482)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,348,729	$38,141,384	$2,689,506	$—	$46,179,619
Forward foreign currency exchange contracts	—	—	—	7,020,682	—	—	7,020,682
Options purchased(b)	—	—	2,892,869	—	—	—	2,892,869
Swaps	—	535,027	—	—	32,992	—	568,019

	$—	$535,027	$8,241,598	$45,162,066	$2,722,498	$—	$56,661,189

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,150,977,750
Average notional value of contracts — short	$1,966,937,556
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$357,752,755
Average amounts sold — in USD	$9,238,807
Options:
Average value of option contracts purchased	$1,479,587
Average value of option contracts written	$1,118
Credit default swaps:
Average notional value — buy protection	$20,965,026
Average notional value — sell protection	$19,319,440
Interest rate swaps:
Average notional value — pays fixed rate	$8,747,500
Average notional value — receives fixed rate	$16,613,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,481,643	$—
Forward foreign currency exchange contracts	134,751	1,565,921
Swaps — Centrally cleared	228,136	—
Swaps — OTC(a)	951,413	1,259,687

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,795,943	$2,825,608
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,709,779)	—

Total derivative assets and liabilities subject to an MNA	$1,086,164	$2,825,608

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$2,068	$(2,068)	$—	$—	$—
Barclays Bank plc	478,577	(470,508)	—	(8,069)	—
BNP Paribas SA	7,274	—	—	—	7,274
Citibank NA	97,508	(97,508)	—	—	—
Credit Suisse International	182,710	(146,252)	—	—	36,458
Goldman Sachs International	137,577	(56,683)	—	—	80,894
HSBC Bank plc	38,114	—	—	—	38,114
JP Morgan Chase Bank NA	56,307	(56,307)	—	—	—
Morgan Stanley & Co. International plc	85,717	(85,717)	—	—	—
UBS AG	312	(312)	—	—	—

	$1,086,164	$(915,355)	$—	$(8,069)	$162,740

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)(f)
Bank of America NA	$1,462,228	$(2,068)	$—	$—	$1,460,160
Barclays Bank plc	470,508	(470,508)	—	—	—
Citibank NA	117,716	(97,508)	—	—	20,208
Credit Suisse International	146,252	(146,252)	—	—	—
Goldman Sachs International	56,683	(56,683)	—	—	—
JP Morgan Chase Bank NA	148,079	(56,307)	—	(91,772)	—
Morgan Stanley & Co. International plc	413,431	(85,717)	—	(327,714)	—
State Street Bank and Trust Co.	585	—	—	—	585
Toronto Dominion Bank	9,766	—	—	—	9,766
UBS AG	360	(312)	—	—	48

	$2,825,608	$(915,355)	$—	$(419,486)	$1,490,767

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.
(f)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,468,161,267	$122,674,120	$1,590,835,387
Common Stocks:
Aerospace & Defense	13,137,277	2,687,315	—	15,824,592
Air Freight & Logistics	5,626,078	31,279,493	—	36,905,571
Airlines	—	2,033,798	—	2,033,798
Auto Components	447,959	3,708,838	—	4,156,797
Automobiles	—	33,434,345	—	33,434,345
Banks	82,009,783	136,323,275	—	218,333,058
Beverages	37,165,195	29,107,703	—	66,272,898
Biotechnology	12,945,205	—	—	12,945,205
Capital Markets	—	15,856,952	—	15,856,952
Chemicals	—	6,322,299	—	6,322,299
Commercial Services & Supplies	12,968,064	7,079,160	—	20,047,224
Communications Equipment	17,283,488	—	—	17,283,488
Construction & Engineering	—	51,221,983	—	51,221,983
Containers & Packaging	10,789,522	26,210,403	—	36,999,925
Distributors	14,522,350	351,562	—	14,873,912
Diversified Financial Services	—	1,111,559	—	1,111,559
Diversified Telecommunication Services	35,613,095	44,446,005	—	80,059,100
Electric Utilities	17,068,313	72,049,190	—	89,117,503
Electrical Equipment	6,939,750	6,626,669	—	13,566,419
Electronic Equipment, Instruments & Components	14,856,538	7,820,221	—	22,676,759
Equity Real Estate Investment Trusts (REITs)	194,637,924	107,178,580	6,619,407	308,435,911
Food & Staples Retailing	13,926,887	14,192,480	—	28,119,367
Food Products	4,129,848	21,089,629	—	25,219,477
Gas Utilities	1,880,678	7,063,680	—	8,944,358
Health Care Equipment & Supplies	12,149,026	13,277,760	—	25,426,786
Health Care Providers & Services	10,245,046	16,285,913	—	26,530,959
Hotels, Restaurants & Leisure	25,675,742	3,670,143	—	29,345,885
Household Durables	9,228,695	7,322,048	—	16,550,743
Household Products	13,333,311	1,611,084	—	14,944,395
Independent Power and Renewable Electricity Producers	33,907	8,164,671	—	8,198,578
Industrial Conglomerates	10,082,865	12,097,279	—	22,180,144
Insurance	13,308,412	184,196,620	—	197,505,032
Internet & Direct Marketing Retail	5,055,039	—	—	5,055,039
Internet Software & Services	10,287,705	3,905,135	—	14,192,840
IT Services	10,641,644	4,609,765	—	15,251,409
Life Sciences Tools & Services	4,981,199	5,769,423	—	10,750,622
Machinery	4,012,313	52,571,832	—	56,584,145
Marine	—	461,723	—	461,723
Media	48,215	12,711,516	—	12,759,731
Metals & Mining	—	17,956,438	—	17,956,438
Multiline Retail	10,607,799	—	—	10,607,799
Multi-Utilities	2,816,783	14,736,356	—	17,553,139
Oil, Gas & Consumable Fuels	670,267,533	92,056,965	—	762,324,498
Paper & Forest Products	—	13,757,079	—	13,757,079
Personal Products	—	20,627,769	—	20,627,769
Pharmaceuticals	77,614,412	148,662,352	—	226,276,764
Professional Services	626,520	10,796,780	—	11,423,300
Real Estate Management & Development	7,375,050	36,312,208	—	43,687,258
Road & Rail	298,131	—	—	298,131
Semiconductors & Semiconductor Equipment	22,597,867	53,756,457	—	76,354,324
Software	13,079,818	6,311,614	—	19,391,432
Specialty Retail	7,800,376	12,580,239	—	20,380,615
Technology Hardware, Storage & Peripherals	419,970	8,876,300	—	9,296,270
Textiles, Apparel & Luxury Goods	3,233,714	9,321,271	—	12,554,985

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Thrifts & Mortgage Finance	$—	$7,991,735	$—	$7,991,735
Tobacco	39,688,737	52,463,382	—	92,152,119
Trading Companies & Distributors	—	1,230,339	—	1,230,339
Transportation Infrastructure	12,544,302	27,906,047	—	40,450,349
Water Utilities	—	324,613	—	324,613
Wireless Telecommunication Services	26,132,745	14,870,847	—	41,003,592
Corporate Bonds(a)	—	4,757,728,385	—	4,757,728,385
Equity-Linked Notes(a)	—	1,839,318,624	—	1,839,318,624
Floating Rate Loan Interests:
Aerospace & Defense	—	6,709,442	—	6,709,442
Air Freight & Logistics	—	790,787	—	790,787
Airlines	—	—	45,699	45,699
Auto Components	—	1,109,543	—	1,109,543
Automobiles	—	1,440,336	107,233	1,547,569
Building Products	—	4,888,952	1,805,000	6,693,952
Capital Markets	—	5,000,637	—	5,000,637
Chemicals	—	22,973,700	—	22,973,700
Commercial Services & Supplies	—	33,249,690	806,000	34,055,690
Communications Equipment	—	3,246,632	—	3,246,632
Construction & Engineering	—	4,213,674	—	4,213,674
Construction Materials	—	7,812,184	21,724,033	29,536,217
Containers & Packaging	—	19,801,407	—	19,801,407
Distributors	—	4,597,785	—	4,597,785
Diversified Consumer Services	—	26,744,024	2,361,339	29,105,363
Diversified Financial Services	—	14,744,479	23,861,011	38,605,490
Diversified Telecommunication Services	—	45,747,851	—	45,747,851
Electric Utilities	—	7,337,645	—	7,337,645
Electrical Equipment	—	10,221,573	23,159	10,244,732
Energy Equipment & Services	—	5,559,009	—	5,559,009
Equity Real Estate Investment Trusts (REITs)	—	3,194,673	—	3,194,673
Food & Staples Retailing	—	8,381,001	—	8,381,001
Food Products	—	28,077,714	848,937	28,926,651
Gas Utilities	—	—	2,003,514	2,003,514
Health Care Equipment & Supplies	—	11,237,850	—	11,237,850
Health Care Providers & Services	—	42,981,895	5,856,065	48,837,960
Health Care Technology	—	7,980,915	—	7,980,915
Hotels, Restaurants & Leisure	—	47,918,156	18,000,000	65,918,156
Household Durables	—	4,503,705	—	4,503,705
Household Products	—	7,917,343	—	7,917,343
Industrial Conglomerates	—	21,698,431	—	21,698,431
Insurance	—	31,477,407	—	31,477,407
Internet Software & Services	—	6,369,136	869,325	7,238,461
IT Services	—	85,936,141	—	85,936,141
Life Sciences Tools & Services	—	954,938	—	954,938
Machinery	—	11,195,338	—	11,195,338
Media	—	77,344,275	3,405,059	80,749,334
Metals & Mining	—	1,894,405	—	1,894,405
Mortgage Real Estate Investment Trusts (REITs)	—	—	19,855,338	19,855,338
Multiline Retail	—	10,537,222	—	10,537,222
Multi-Utilities	—	1,338,707	907,882	2,246,589
Oil, Gas & Consumable Fuels	—	27,233,576	3,652,437	30,886,013
Pharmaceuticals	—	44,197,846	—	44,197,846
Professional Services	—	2,800,324	—	2,800,324
Real Estate Management & Development	—	73,629,349	20,000,000	93,629,349
Road & Rail	—	1,041,151	—	1,041,151
Semiconductors & Semiconductor Equipment	—	5,763,912	—	5,763,912
Software	—	39,020,103	—	39,020,103
Specialty Retail	—	8,339,064	1,600,968	9,940,032
Technology Hardware, Storage & Peripherals	—	3,810,829	—	3,810,829
Trading Companies & Distributors	—	7,691,725	—	7,691,725
Transportation Infrastructure	—	1,871,751	2,375,268	4,247,019
Water Utilities	—	1,589,098	—	1,589,098
Wireless Telecommunication Services	—	4,751,041	—	4,751,041
Foreign Agency Obligations(a)	—	92,431,864	—	92,431,864
Foreign Government Obligations(a)	—	437,943,756	—	437,943,756
Investment Companies	530,054,476	—	—	530,054,476

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Non-Agency Mortgage-Backed Securities	$—	$1,280,135,057	$81,626,451	$1,361,761,508
Participation Notes	—	18,578,080	—	18,578,080
Preferred Securities:
Auto Components	—	1,662,846	—	1,662,846
Automobiles	—	1,944,762	—	1,944,762
Banks	15,006,226	169,231,340	—	184,237,566
Capital Markets	51,730,350	76,267,858	—	127,998,208
Commercial Services & Supplies	—	23,183,665	—	23,183,665
Consumer Finance	8,666,880	63,112,485	—	71,779,365
Electric Utilities	11,680,773	—	—	11,680,773
Equity Real Estate Investment Trusts (REITs)	—	5,825,000	1,734,777	7,559,777
Insurance	—	26,986,213	—	26,986,213
Media	—	147,460	—	147,460
Oil, Gas & Consumable Fuels	—	92,190,994	—	92,190,994
Technology Hardware, Storage & Peripherals	—	24,396,980	—	24,396,980
U.S. Government Sponsored Agency Securities	—	287,967,497	—	287,967,497
Short-Term Securities:
Foreign Government Obligations(a)	—	7,039,351	—	7,039,351
Money Market Funds	1,659,785,489	—	—	1,659,785,489
Unfunded Floating Rate Loan Interests(b)	—	1,117	—	1,117
Liabilities:
Unfunded Floating Rate Loan Interests(b)	—	(1,685)	—	(1,685)

Subtotal	$3,797,059,024	$13,037,510,129	$342,763,022	$17,177,332,175

Investments valued at NAV(c)				$423,988,518

Total Investments				$17,601,320,693

Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$618,081	$—	$618,081
Equity contracts	5,312	—	—	5,312
Foreign currency exchange contracts	8,392,062	134,751	—	8,526,813
Interest rate contracts	3,824,795	56,227	—	3,881,022
Liabilities:
Credit contracts	—	(366,218)	—	(366,218)
Equity contracts	(1,151,363)	—	—	(1,151,363)
Foreign currency exchange contracts	—	(1,565,921)	—	(1,565,921)
Interest rate contracts	(2,444,654)	(23,235)	—	(2,467,889)

	$8,626,152	$(1,146,315)	$—	$7,479,837

(a)	See above Schedule of Investments for values in each industry or country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of July 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended July 31, 2018, there were no transfers between Level 1 and Level 2.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) July 31, 2018	BlackRock Multi-Asset Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Equity- Linked Notes	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Stocks	U.S. Government Sponsored Agency Securities	Total
Investments:
Assets:
Opening Balance, as of July 31, 2017	$21,687,046	$—	$60,971,593	$136,082,542	$55,647,570	$1,740,661	$8,741,093	$284,870,505
Transfers into Level 3	24,207,855	—	—	8,142,929	16,840,540	—	—	49,191,324
Transfers out of Level 3	(14,085,921)	—	—	(11,308,343)	(12,015,521)	—	(8,741,093)	(46,150,878)
Accrued discounts/premiums	216	—	—	(34,634)	11,405	—	—	(23,013)
Net realized gain (loss)	610,251	—	878,249	553,032	178,919	—	—	2,220,451
Net change in unrealized appreciation (depreciation)(a)(b)	(293,875)	349,924	271,714	108,405	(1,094,116)	(5,884)	—	(663,832)
Purchases	101,082,520	6,269,483	—	110,577,416	34,859,283	—	—	252,788,702
Sales	(10,533,972)	—	(62,121,556)	(114,013,080)	(12,801,629)	—	—	(199,470,237)

Closing Balance, as of July 31, 2018	$122,674,120	$6,619,407	$—	$130,108,267	$81,626,451	$1,734,777	$—	$342,763,022

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018(b)	$(102,612)	$349,924	$—	$29,324	$(1,085,722)	$(5,884)	$—	$(814,970)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2018

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$418,959,508	$14,991,901,915
Investments at value — affiliated(c)	266,893,516	2,609,419,346
Cash pledged:
Collateral — OTC derivatives	—	690,000
Futures contracts	9,590,742	43,976,000
Centrally cleared swaps	—	1,435,000
Foreign currency at value(d)	10,568,195	83,393,835
Receivables:
Investments sold	4,033,583	78,505,728
Securities lending income — affiliated	59,458	777,287
Capital shares sold	2,612,660	37,716,993
Dividends — affiliated	74,782	1,514,294
Dividends — unaffiliated	188,215	13,918,701
Interest — unaffiliated	2,702,911	91,911,097
From the Manager	16,583	477,191
Variation margin on futures contracts	907,944	1,481,643
Variation margin on centrally cleared swaps	—	228,136
Swap premiums paid	6,735	716,285
Unrealized appreciation on:
Forward foreign currency exchange contracts	20,934	134,751
OTC swaps	—	235,128
Unfunded floating rate loan interests	—	1,117
Prepaid expenses	39,823	320,149

Total assets	716,675,589	17,958,754,596

LIABILITIES
Bank overdraft	5,564,556	1,730,778
Cash received:
Collateral — OTC derivatives	—	150,000
Cash collateral on securities loaned at value	25,179,516	423,925,464
Payables:
Investments purchased	90,559,949	854,160,988
Administration fees	20,512	469,158
Board realignment and consolidation	10,650	279,361
Capital shares redeemed	3,125,849	55,502,624
Custodian fees	22,684	354,807
Deferred foreign capital gain tax	—	814,701
Income dividend distributions	709,494	10,129,584
Investment advisory fees	174,920	5,759,405
Trustees’ and Officer’s fees	3,276	22,966
Other affiliates	—	11,788
Professional fees	161,602	234,519
Service and distribution fees	36,988	3,079,390
Transfer agent fees	126,219	4,811,930
Other accrued expenses	215,877	987,079
Swap premiums received	637	893,469
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,432	1,565,921
OTC swaps	10,867	366,218
Unfunded floating rate loan interests	—	1,685

Total liabilities	125,929,028	1,365,251,835

NET ASSETS	$590,746,561	$16,593,502,761

NET ASSETS CONSIST OF
Paid-in capital	$594,049,952	$17,038,212,013
Undistributed (distributions in excess of) net investment income	(398,632)	21,337,465
Accumulated net realized loss	(3,589,692)	(735,027,940)
Net unrealized appreciation (depreciation)	684,933	268,981,223

NET ASSETS	$590,746,561	$16,593,502,761

(a) Investments at cost — unaffiliated	$419,791,444	$14,729,775,878
(b) Securities loaned at value	$24,643,428	$415,437,897
(c) Investments at cost — affiliated	$267,819,654	$2,608,050,303
(d) Foreign currency at cost	$10,532,711	$83,679,539

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Assets and Liabilities  (continued)

July 31, 2018

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

NET ASSET VALUE

Institutional
Net assets	$498,891,944	$9,354,503,105

Share outstanding(a)	51,061,359	866,607,996

Net asset value	$9.77	$10.79

Investor A
Net assets	$59,628,022	$4,064,776,736

Share outstanding(a)	6,100,822	377,001,071

Net asset value	$9.77	$10.78

Investor C
Net assets	$30,038,266	$2,651,774,575

Share outstanding(a)	3,076,793	246,237,592

Net asset value	$9.76	$10.77

Class K
Net assets	$2,188,329	$522,448,345

Share outstanding(a)	223,853	48,424,479

Net asset value	$9.78	$10.79

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

96	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2018

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

INVESTMENT INCOME
Dividend — affiliated	$4,724,947	$30,730,391
Dividend — unaffiliated	3,293,715	143,202,750
Interest — unaffiliated	25,210,401	744,783,868
Securities lending income — affiliated — net	318,787	6,088,199
Foreign taxes withheld	(80,500)	(8,127,069)

Total investment income	33,467,350	916,678,139

EXPENSES
Investment advisory	2,973,976	83,645,573
Service and distribution — class specific	409,413	38,934,259
Transfer agent — class specific	299,347	11,492,785
Administration	199,719	5,426,191
Registration	119,545	637,587
Professional	114,626	590,980
Printing	98,124	249,085
Administration — class specific	94,186	3,275,323
Custodian	82,189	1,034,536
Accounting services	69,055	1,119,558
Trustees and Officer	16,460	225,735
Board realignment and consolidation	10,650	279,361
Offering	—	19,792
Miscellaneous	175,707	701,366

Total expenses	4,662,997	147,632,131
Less:
Fees waived and/or reimbursed by the Manager	(963,949)	(11,751,966)
Administration fees waived — class specific	(93,659)	(3,268,705)
Transfer agent fees waived and/or reimbursed — class specific	(64,459)	(3,439,682)

Total expenses after fees waived and/or reimbursed	3,540,930	129,171,778

Net investment income	29,926,420	787,506,361

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(816,048)	(3,671,809)
Investments — unaffiliated	(5,523,764)	39,759,886	(a)
Capital gain distributions from underlying funds — affiliated	139,621	1,681
Forward foreign currency exchange contracts	(23,910)	3,285,030
Foreign currency transactions	(565,308)	3,811,191
Futures contracts	9,153,717	(64,430,280)
Options written	—	14,640
Payment by affiliate	—	1,046
Swaps	5,044	(479,115)

	2,369,352	(21,707,730)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(1,449,111)	(11,690,163)
Investments — unaffiliated	(7,696,857)	(392,848,488	)(b)
Forward foreign currency exchange contracts	15,502	7,020,682
Foreign currency transactions	(115,766)	(3,423,665)
Futures contracts	2,345,488	46,179,619
Swaps	(3,514)	568,019
Unfunded floating rate loan interests	—	(644)

	(6,904,258)	(354,194,640)

Net realized and unrealized loss	(4,534,906)	(375,902,370)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,391,514	$411,603,991

(a) Net of foreign capital gain tax	$—	$22,454
(b) Net of foreign capital gain tax	$—	$(190,002)

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets

	BlackRock Dynamic High Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,926,420	$15,306,017	$787,506,361	$622,125,886
Net realized gain (loss)	2,369,352	11,762,646	(21,707,730)	120,772,942
Net change in unrealized appreciation (depreciation)	(6,904,258)	3,732,875	(354,194,640)	317,764,556

Net increase in net assets resulting from operations	25,391,514	30,801,538	411,603,991	1,060,663,384

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(25,334,368)	(12,424,927)	(472,768,935)	(337,207,197)
Investor A	(3,143,684)	(2,298,263)	(205,114,064)	(193,302,744)
Investor C	(1,542,336)	(1,186,773)	(119,622,159)	(121,384,766)
Class K	(85,881)	(16,218)	(14,534,422)	(419,359)
From net realized gain:
Institutional	(850,335)	—	—	—
Investor A	(126,664)	—	—	—
Investor C	(68,160)	—	—	—
Class K	(576)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(31,152,004)	(15,926,181)	(812,039,580)	(652,314,066)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	238,281,803	113,086,892	1,348,540,272	1,854,361,440

NET ASSETS
Total increase in net assets	232,521,313	127,962,249	948,104,683	2,262,710,758
Beginning of year	358,225,248	230,262,999	15,645,398,078	13,382,687,320

End of year	$590,746,561	$358,225,248	$16,593,502,761	$15,645,398,078

Undistributed (distributions in excess of) net investment income, end of year	$(398,632)	$(564,033)	$21,337,465	$11,400,338

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

98	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio
	Institutional
	Year Ended July 31,				Period from 11/03/2014 (a) to 07/31/2015
	2018	2017		2016
Net asset value, beginning of period	$9.83	$9.31		$9.92	$10.00

Net investment income(b)	0.63	0.56		0.60	0.49
Net realized and unrealized gain (loss)	(0.04)	0.54		(0.58)	(0.13)

Net increase from investment operations	0.59	1.10		0.02	0.36

Distributions(c)
From net investment income	(0.63)	(0.58)		(0.63)	(0.44)
From net realized gain	(0.02)	—		—	—

Total distributions	(0.65)	(0.58)		(0.63)	(0.44)

Net asset value, end of period	$9.77	$9.83		$9.31	$9.92

Total Return(d)
Based on net asset value	6.26%	12.39%		0.51%	3.67	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.90%	1.24	%(g)	1.33%	1.88	%(h),(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	0.79%		1.05%	1.04	%(h)

Net investment income	6.45%	5.84%		6.61%	6.52	%(h)

Supplemental Data
Net assets, end of period (000)	$498,892	$294,539		$163,634	$127,434

Portfolio turnover rate(j)	75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
	2018	2017	2016
Investments in underlying funds	0.12%	0.09%	0.14%	0.18%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional would have been 1.98%.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
	2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	236%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)
	Investor A
	Year Ended July 31,				Period from 11/03/2014 (a) to 07/31/2015
	2018	2017		2016
Net asset value, beginning of period	$9.83	$9.31		$9.92	$10.00

Net investment income(b)	0.61	0.53		0.58	0.50
Net realized and unrealized gain (loss)	(0.04)	0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	0.57	1.08		(0.01)	0.34

Distributions(c)
From net investment income	(0.61)	(0.56)		(0.60)	(0.42)
From net realized gain	(0.02)	—		—	—

Total distributions	(0.63)	(0.56)		(0.60)	(0.42)

Net asset value, end of period	$9.77	$9.83		$9.31	$9.92

Total Return(d)
Based on net asset value	5.99%	11.99%		0.26%	3.48	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.16%	1.47	%(g)	1.57%	1.63	%(h),(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92%	1.05%		1.30%	1.27	%(h)

Net investment income	6.15%	5.65%		6.35%	6.64	%(h)

Supplemental Data
Net assets, end of period (000)	$59,628	$38,770		$41,642	$19,260

Portfolio turnover rate(j)	75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
	2018	2017	2016
Investments in underlying funds	0.12%	0.09%	0.14%	0.18%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A would have been 1.63%.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
	2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	236%	227%	221%	153%

See notes to financial statements.

100	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)
	Investor C
	Year Ended July 31,				Period from 11/03/2014 (a) to 07/31/2015
	2018	2017		2016
Net asset value, beginning of period	$9.82	$9.30		$9.91	$10.00

Net investment income(b)	0.53	0.46		0.51	0.44
Net realized and unrealized gain (loss)	(0.03)	0.55		(0.59)	(0.16)

Net increase (decrease) from investment operations	0.50	1.01		(0.08)	0.28

Distributions(c)
From net investment income	(0.54)	(0.49)		(0.53)	(0.37)
From net realized gain	(0.02)	—		—	—

Total distributions	(0.56)	(0.49)		(0.53)	(0.37)

Net asset value, end of period	$9.76	$9.82		$9.30	$9.91

Total Return(d)
Based on net asset value	5.21%	11.16%		(0.50)%	2.84	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.90%	2.25	%(g)	2.32%	2.35	%(h),(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66%	1.80%		2.05%	1.98	%(h)

Net investment income	5.42%	4.88%		5.58%	5.76	%(h)

Supplemental Data
Net assets, end of period (000)	$30,038	$24,638		$24,767	$15,826

Portfolio turnover rate(j)	75%	93%		112%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
	2018	2017	2016
Investments in underlying funds	0.12%	0.09%	0.14%	0.18%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C would have been 2.35%.
(j)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,			Period from 11/03/2014 (a) to 07/31/2015
	2018	2017	2016
Portfolio turnover rate (including equity-linked notes)	236%	227%	221%	153%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio (continued)
	Class K
	Year Ended July 31,			Period from 03/28/2016 (a) to 07/31/2016
	2018	2017
Net asset value, beginning of period	$9.83	$9.31		$8.87

Net investment income(b)	0.66	0.56		0.22
Net realized and unrealized gain (loss)	(0.05)	0.55		0.44

Net increase from investment operations	0.61	1.11		0.66

Distributions(c)
From net investment income	(0.64)	(0.59)		(0.22)
From net realized gain	(0.02)	—		—

Total distributions	(0.66)	(0.59)		(0.22)

Net asset value, end of period	$9.78	$9.83		$9.31

Total Return(d)
Based on net asset value	6.42%	12.32%		7.47	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.85%	1.21	%(g)	1.38	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.61%	0.74%		1.00	%(h)

Net investment income	6.78%	5.93%		7.19	%(h)

Supplemental Data
Net assets, end of period (000)	$2,188	$278		$221

Portfolio turnover rate(i)	75%	93%		112	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,		Period from 03/28/2016 (a) to 07/31/2016
	2018	2017
Investments in underlying funds	0.12%	0.09%	0.12%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,		Period 03/28/2016 (a) to 07/31/2016
	2018	2017
Portfolio turnover rate (including equity-linked notes)	236%	227%	221%

(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

102	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio
	Institutional
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$11.06		$10.76	$11.05	$11.45	$11.03

Net investment income(a)	0.55		0.50	0.52	0.58	0.61
Net realized and unrealized gain (loss)	(0.25)		0.33	(0.26)	(0.36)	0.42

Net increase from investment operations	0.30		0.83	0.26	0.22	1.03

Distributions(b)
From net investment income	(0.57)		(0.53)	(0.55)	(0.58)	(0.59)
From net realized gain	—		—	—	(0.04)	(0.02)

Total distributions	(0.57)		(0.53)	(0.55)	(0.62)	(0.61)

Net asset value, end of year	$10.79		$11.06	$10.76	$11.05	$11.45

Total Return(c)
Based on net asset value	2.75	%(d)	7.90%	2.49%	1.94%	9.52%

Ratios to Average Net Assets(e)
Total expenses	0.67%		0.68%	0.69%	0.68%	0.70%

Total expenses after fees waived and/or reimbursed	0.55%		0.55%	0.55%	0.55%	0.55%

Net investment income	5.04%		4.66%	4.92%	5.10%	5.37%

Supplemental Data
Net assets, end of year (000)	$9,354,503		$8,491,880	$5,902,428	$5,405,267	$3,776,801

Portfolio turnover rate(f)	61%		75%	82%	60%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.04%	0.04%	0.04%

(f)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	140%	144%	142%	151%	146%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)
	Investor A
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$11.04		$10.75	$11.04	$11.44	$11.01

Net investment income(a)	0.52		0.47	0.50	0.55	0.58
Net realized and unrealized gain (loss)	(0.24)		0.32	(0.27)	(0.36)	0.43

Net increase from investment operations	0.28		0.79	0.23	0.19	1.01

Distributions(b)
From net investment income	(0.54)		(0.50)	(0.52)	(0.55)	(0.56)
From net realized gain	—		—	—	(0.04)	(0.02)

Total distributions	(0.54)		(0.50)	(0.52)	(0.59)	(0.58)

Net asset value, end of year	$10.78		$11.04	$10.75	$11.04	$11.44

Total Return(c)
Based on net asset value	2.59	%(d)	7.54%	2.24%	1.68%	9.35%

Ratios to Average Net Assets(e)
Total expenses	0.91%		0.92%	0.93%	0.94%	0.95%

Total expenses after fees waived and/or reimbursed	0.80%		0.80%	0.80%	0.80%	0.80%

Net investment income	4.79%		4.39%	4.67%	4.85%	5.10%

Supplemental Data
Net assets, end of year (000)	$4,064,777		$4,110,878	$4,231,260	$3,587,415	$2,515,567

Portfolio turnover rate(f)	61%		75%	82%	60%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.04%	0.04%	0.04%

(f)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	140%	144%	142%	151%	146%

See notes to financial statements.

104	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)
	Investor C
	Year Ended July 31,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$11.03		$10.73	$11.03	$11.43	$11.00

Net investment income(a)	0.44		0.39	0.41	0.46	0.49
Net realized and unrealized gain (loss)	(0.24)		0.33	(0.27)	(0.36)	0.43

Net increase from investment operations	0.20		0.72	0.14	0.10	0.92

Distributions(b)
From net investment income	(0.46)		(0.42)	(0.44)	(0.46)	(0.47)
From net realized gain	—		—	—	(0.04)	(0.02)

Total distributions	(0.46)		(0.42)	(0.44)	(0.50)	(0.49)

Net asset value, end of year	$10.77		$11.03	$10.73	$11.03	$11.43

Total Return(c)
Based on net asset value	1.83	%(d)	6.85%	1.38%	0.92%	8.54%

Ratios to Average Net Assets(e)
Total expenses	1.67%		1.68%	1.69%	1.69%	1.71%

Total expenses after fees waived and/or reimbursed	1.55%		1.55%	1.55%	1.55%	1.55%

Net investment income	4.03%		3.65%	3.92%	4.09%	4.34%

Supplemental Data
Net assets, end of year (000)	$2,651,775		$3,006,721	$3,248,999	$3,101,108	$2,277,937

Portfolio turnover rate(f)	61%		75%	82%	60%	74%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.03%	0.02%	0.04%	0.04%	0.04%

(f)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (including equity-linked notes)	140%	144%	142%	151%	146%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio (continued)
	Class K
	Year Ended 07/31/2018		Period from 02/03/2017 (a) to 07/31/2017
Net asset value, beginning of period	$11.05		$10.80

Net investment income(b)	0.58		0.25
Net realized and unrealized gain (loss)	(0.27)		0.25

Net increase from investment operations	0.31		0.50

Distributions from net investment income(c)	(0.57)		(0.25)

Net asset value, end of period	$10.79		$11.05

Total Return(d)
Based on net asset value	2.90	%(e)	4.66	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.60%		0.60	%(h)

Total expenses after fees waived and/or reimbursed	0.50%		0.50	%(h)

Net investment income	5.37%		4.65	%(h)

Supplemental Data
Net assets, end of period (000)	$522,448		$35,919

Portfolio turnover rate(i)	61%		75	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 07/31/2018	Period from 02/03/2017 (a) to 07/31/2017
Investments in underlying funds	0.03%	0.02%

(h)	Annualized.
(i)	Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 07/31/2018	Period from 02/03/2017 (a) to 07/31/2017
Portfolio turnover rate (including equity-linked notes)	140%	144%

(j)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

106	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Dynamic High Income Portfolio	Dynamic High Income	Diversified*
BlackRock Multi-Asset Income Portfolio	Multi-Asset Income	Diversified*

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares . . . . . . . . . . . .	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g. futures contracts, forward foreign currency exchange contracts, swaps,) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (continued)

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

108	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statements purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (continued)

unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise

110	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender,

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (continued)

not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with either of these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Dynamic High Income had no unfunded floating rate loan interests. As of period end, Multi-Asset Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Access CIG, LLC	$79,077	$79,077	$79,215	$138
Dental Corp Perfect Smile ULC	294,013	294,013	294,992	979
Mavis Tire Express	168,468	168,468	166,783	(1,685)
Moffett Towers LLC	21,575,119	21,575,119	21,575,119	—
Tower 46 Office	2,145,049	2,145,049	2,145,049	—

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Dynamic High Income

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$6,000	$(6,000)	$—
JP Morgan Securities LLC	24,637,428	(24,637,428)	—

	$24,643,428	$(24,643,428)	$—

112	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Multi-Asset Income

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital, Inc.	$39,012,360	$(39,012,360)	$—
Credit Suisse Securities (USA) LLC	121,782,292	(121,782,292)	—
Goldman Sachs & Co.	63,298,200	(63,298,200)	—
Jefferies LLC	322,273	(322,273)	—
JP Morgan Securities LLC	77,508,000	(77,508,000)	—
Morgan Stanley & Co. LLC	48,838,652	(48,838,652)	—
National Financial Services LLC	64,676,120	(64,676,120)	—

	$415,437,897	$(415,437,897)	$—

(a)

Cash collateral with a value of $25,179,516 and $423,925,464 has been received in connection with securities lending agreements for Dynamic High Income and Multi-Asset Income, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives on the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amount, which are considered restricted, are included in cash pledged as collateral for options written on the Statements of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps on the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Funds enter into an ISDA Master Agreement and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing the Funds to offset a net amount payable with amounts due to the Funds upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA Master Agreement, such laws may prohibit the Funds from setting off amounts owed to a defaulting counterparty under an ISDA Master Agreement against amounts owed to the Funds by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts.

114	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Multi-Asset Income pays the Manager a monthly fee, based on the average daily net assets that are attributable to Multi-Asset Income’s direct investments in fixed income and equity securities and instruments, including exchange-traded funds (“ETFs”) advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Dynamic High Income pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Dynamic High Income’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Prior to September 29, 2017, the annual rates of a percentage of average daily net assets for Dynamic High Income were as follows:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.85%
$1 Billion — $3 Billion	0.80
$3 Billion — $5 Billion	0.77
$5 Billion — $10 Billion	0.74
Greater than $10 Billion	0.72

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BNA and BRS, for services each provides, for that portion of each Fund for which it acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Prior to July 1, 2018, BlackRock International Limited (“BIL”), an affiliate of the Manager, served as a sub-adviser to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2018, the sub-advisory agreement between the Manager and BIL, with respect to each Fund, was terminated.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Dynamic High Income	$127,005	$282,408	$409,413
Multi-Asset Income	10,379,509	28,554,750	38,934,259

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2018, the Funds paid the following to the Manager in return for these services, which are included in administration — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$78,127	$10,159	$5,648	$252	$94,186
Multi-Asset Income	1,820,015	830,301	571,055	53,952	3,275,323

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2018, each Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Dynamic High Income	$10	$—	$—	$10
Multi-Asset Income	17,298	8	56	17,362

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$1,395	$647	$361	$32	$2,435
Multi-Asset Income	25,146	31,416	33,039	340	89,941

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$247,131	$35,664	$16,370	$182	$299,347
Multi-Asset Income	6,780,313	2,597,423	2,107,226	7,823	11,492,785

116	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Other Fees: For the year ended July 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Dynamic High Income	$27,208
Multi-Asset Income	291,490

For the year ended July 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Dynamic High Income	$893	$9,668
Multi-Asset Income	562,369	267,101

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$15,189
Multi-Asset Income	343,504

With respect to Dynamic High Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee through November 30, 2018. With respect to Multi-Asset Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income ETFs that have a contractual management fee through November 30, 2018. The contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the waived and/or reimbursed were as follows:

Dynamic High Income	$405,750
Multi-Asset Income	2,342,097

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.65%	0.90%	1.65%	0.60%
Multi-Asset Income	0.55	0.80	1.55	0.50

Prior to September 29, 2017, the expense limitations as a percentage of average daily net assets for Dynamic High Income were as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.75%	1.00%	1.75%	0.70%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2018, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$543,010
Multi-Asset Income	9,066,365

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2018, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$77,918	$10,060	$5,429	$252	$93,659
Multi-Asset Income	1,819,926	823,804	571,028	53,947	3,268,705

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$51,819	$10,090	$2,369	$181	$64,459
Multi-Asset Income	2,225,615	524,161	682,085	7,821	3,439,682

In addition, for Multi-Asset Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements  (continued)

course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.55% for Institutional, 1.80% for Investor A, 2.55% for Investor C, and 1.50% for Class K. This agreement will automatically renew on December 1 of each year for an additional year so that the agreement will have a perpetual ten-year term, unless terminated earlier by the Board, including a majority of the Independent Trustees.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring July 31,
	2019	2020
Dynamic High Income
Fund Level	$958,923	$543,010
Institutional	92,195	129,737
Investor A	7,292	20,150
Investor C	11,490	7,798
Class K	154	433
Multi-Asset Income
Fund Level	$5,948,278	$9,066,365
Institutional	4,860,340	4,045,541
Investor A	2,778,159	1,347,965
Investor C	2,409,901	1,253,113
Class K	1,833	61,768

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2018:

	Dynamic High Income	Multi-Asset Income
Fund Level	$362,887	$4,351,693
Institutional	112,860	5,313,893
Investor A	20,276	3,544,401
Investor C	18,431	3,153,724
Class K	11	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

118	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Dynamic High Income	$82,695
Multi-Asset Income	1,409,221

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Dynamic High Income is currently permitted to borrow and lend and Multi-Asset Income is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the year ended July 31, 2018, Multi-Asset Income received a reimbursement of $1,046 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain (Loss)
Dynamic High Income	$257,054	$288,032	$(8,802)
Multi-Asset Income	106,629,189	47,139,941	450,492

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

Purchases	Dynamic High Income	Multi-Asset Income
Non-U.S Government Securities	$447,357,676	$8,514,821,097
U.S Government Securities	—	85,837,117

Total Purchases	$447,357,676	$8,600,658,214

Sales
Non-U.S Government Securities	$257,241,816	$8,418,986,529
U.S Government Securities	—	85,707,723

Total Sales	$257,241,816	$8,504,694,252

For the year ended July 31, 2018, purchases and sales related to equity-linked notes were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases	$886,300,823	$14,288,513,903
Sales	835,978,691	13,892,762,669

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Multi-Asset Income’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statute of limitations on Dynamic High Income’s U.S. federal tax returns generally remains open for the three years ended July 31, 2018 and the period ended July 31, 2015. The statutes of limitations on Multi-Asset Income’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2018, the following permanent differences attributable to the accounting for swap agreements, the reclassification of distributions, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses, distributions received from a regulated investment company and income recognized from investments in partnerships were reclassified to the following accounts:

	Dynamic High Income	Multi-Asset Income
Paid-in capital	$127,794	$(37,083)
Undistributed (distributions in excess of) net investment income	345,250	34,470,346
Accumulated net realized loss	(473,044)	(34,433,263)

The tax character of distributions paid was as follows:

	Dynamic High Income	Multi-Asset Income
Ordinary income
7/31/2018	$30,530,772	$812,039,580
7/31/2017	15,926,181	652,314,066
Long-term capital gains
7/31/2018	621,232	—
7/31/2017	—	—

Total
7/31/2018	$31,152,004	$812,039,580

7/31/2017	$15,926,181	$652,314,066

As of July 31, 2018, the tax components of accumulated earnings (losses) were as follows:

	Dynamic High Income	Multi-Asset Income
Undistributed ordinary income	$—	$22,961,642
Capital loss carryforwards	—	(698,786,296)
Net unrealized gains (losses)(a)	(2,532,167)	231,115,402
Qualified late-year losses(b)	(771,224)	—

	$(3,303,391)	$(444,709,252)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and dividend income recognized for tax purposes.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2018, Multi-Asset Income had a capital loss carryforward available to offset future realized capital gains of $698,786,296. This capital loss carryforward has no expiration date.

During the year ended July 31, 2018, Dynamic High Income Fund utilized $4,166,135 of its capital loss carryforward.

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Dynamic High Income	Multi-Asset Income
Tax cost	$686,481,017	$17,246,483,077

Gross unrealized appreciation	$11,563,559	$672,797,619
Gross unrealized depreciation	(12,210,564)	(318,079,415)

Net unrealized appreciation (depreciation)	$(647,005)	$354,718,204

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

120	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements  (continued)

limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/18		Year Ended 07/31/17
Dynamic High Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	28,822,750	$285,271,833	20,714,177	$197,672,503
Shares issued in reinvestment of distributions	2,083,800	20,434,733	880,070	8,393,107
Shares redeemed	(9,811,314)	(96,325,208)	(9,211,481)	(86,904,359)

Net increase	21,095,236	$209,381,358	12,382,766	$119,161,251

Investor A
Shares sold	3,696,035	$36,418,128	1,576,449	$14,975,708
Shares issued in reinvestment of distributions	282,826	2,778,568	186,307	1,763,527
Shares redeemed	(1,820,913)	(17,984,159)	(2,292,642)	(21,550,661)

Net increase (decrease)	2,157,948	$21,212,537	(529,886)	$(4,811,426)

Investor C
Shares sold	1,287,683	$12,732,370	1,172,404	$11,146,938
Shares issued in reinvestment of distributions	145,444	1,427,511	102,026	966,256
Shares redeemed	(864,895)	(8,481,280)	(1,428,913)	(13,418,991)

Net increase (decrease)	568,232	$5,678,601	(154,483)	$(1,305,797)

Class K
Shares sold	200,002	$2,053,031	4,300	$39,903
Shares issued in reinvestment of distributions	7,319	71,244	311	2,961
Shares redeemed	(11,762)	(114,968)	—	—

Net increase	195,559	$2,009,307	4,611	$42,864

Total Net Increase	24,016,975	$238,281,803	11,703,008	$113,086,892

122	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 07/31/18		Year Ended 07/31/17
Multi-Asset Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	309,547,073	$3,392,880,634	380,679,883	$4,120,036,391
Shares issued in reinvestment of distributions	38,890,805	424,775,997	27,565,138	298,601,456
Shares redeemed	(249,872,888)	(2,730,552,340)	(188,904,874)	(2,039,799,446)

Net increase	98,564,990	$1,087,104,291	219,340,147	$2,378,838,401

Investor A
Shares sold	110,351,525	$1,208,828,497	145,021,015	$1,565,521,376
Shares issued in reinvestment of distributions	17,907,902	195,410,420	16,998,624	183,556,805
Shares redeemed	(123,504,761)	(1,349,406,433)	(183,554,861)	(1,983,675,544)

Net increase (decrease)	4,754,666	$54,832,484	(21,535,222)	$(234,597,363)

Investor C
Shares sold	29,992,548	$328,505,355	48,836,422	$526,123,058
Shares issued in reinvestment of distributions	10,185,106	111,047,447	10,263,262	110,703,023
Shares redeemed	(66,522,506)	(726,141,244)	(89,258,186)	(962,139,016)

Net decrease	(26,344,852)	$(286,588,442)	(30,158,502)	$(325,312,935)

			Period from 02/03/17 (a) to 07/31/17
Class K
Shares sold	47,950,022	$523,625,292	3,328,936	$36,295,404
Shares issued in reinvestment of distributions	1,338,861	14,498,374	37,735	414,762
Shares redeemed	(4,114,874)	(44,931,727)	(116,201)	(1,276,829)

Net increase	45,174,009	$493,191,939	3,250,470	$35,433,337

Total Net Increase	122,148,813	$1,348,540,272	170,896,893	$1,854,361,440

(a)	Commencement of operations.

As of July 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 22,548 Class K Shares of Dynamic High Income.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	123

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds II and Shareholders of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio (two of the funds constituting BlackRock Funds II, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein ended on or after July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018 and each of the financial highlights for each of the periods indicated therein ended on or after July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

The financial statements as of and for the year ended July 31, 2016 and the financial highlights for each of the years or periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Portfolios:

	Payable Date	Dynamic High Income Portfolio	Multi-Asset Income Portfolio
Qualified Dividend Income for Individuals(a)	August 2017	10.22%	17.12%
	September 2017 — December 2018	9.97	17.76
	January 2018 — July 2018	10.47	24.80
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	August 2017 — July 2018	3.95	7.35
Interest Related Dividends for Non-US Residents(b)	August 2017	10.84	28.95
	September 2017 — December 2018	8.18	38.77
	January 2018 — July 2018	6.28	41.95

Additionally, Dynamic High Income Portfolio distributed long-term capital gains of $0.024104 per share to shareholders of record on December 21, 2017.

(a)	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

124	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Dynamic High Income Portfolio (“Dynamic High Income Portfolio”) and BlackRock Multi-Asset Income Portfolio (“Multi-Asset Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock (Singapore) Limited, and (b) BlackRock Asset Management North Asia Limited (collectively, the “Sub-Advisors”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	125

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-year, three-year and since-inception periods reported, the Dynamic High Income Portfolio ranked in second, first, and first quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Multi-Asset Income Portfolio ranked in the fourth, third, and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Multi-Asset Income Portfolio’s underperformance during these the applicable periods. The Board noted, however, that managing risk is a primary component of the Multi-Asset Income Portfolio’s investment strategy. The Board further noted the risk profile of the Multi-Asset Income Portfolio over the one-, three-, and five-year periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

126	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Dynamic High Income Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Dynamic High Income Portfolio’s Expense Peers. The Board also noted that the Dynamic High Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Dynamic High Income Portfolio increases above certain contractually specified levels. Additionally, the Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on September 29, 2017. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Dynamic High Income Portfolio’s total expenses as a percentage of the Dynamic High Income Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This contractual expense cap reduction was implemented on September 29, 2017.

The Board noted that the Multi-Asset Income Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Multi-Asset Income Portfolio’s Expense Peers. The Board also noted that the Multi-Asset Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Multi-Asset Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Multi-Asset Income Portfolio’s total expenses as a percentage of the Multi-Asset Income Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	127

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2019, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

128	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	30 RICs consisting of 102 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	30 RICs consisting of 102 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)

Board Member, Amsphere Limited (software ) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc.

(computer equipment) from 2003 to 2007.

			30 RICs consisting of 102 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	30 RICs consisting of 102 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006; Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014.	30 RICs consisting of 102 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 102 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	129

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 102 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
John F O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	30 RICs consisting of 102 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	30 RICs consisting of 102 Portfolios	None

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None

130	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John M. Perlowski 1964	Trustee and President (Since 2015) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

TRUSTEE AND OFFICER INFORMATION	131

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name (b) Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Asset Management

North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Custodian

JPMorgan Chase Bank, N.A.

New York, New York 10179

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, New York 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

132	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	133

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

134	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CNY	Chinese Yuan
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
RUB	New Russian Ruble
USD	United States Dollar
ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipts
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depository Receipts
OTC	Over-the-counter
PIK	Pay-In-Kind
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	135

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DHIMAIP-7/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dynamic High Income Portfolio	$48,300	$48,250	$0	$2,000	$16,000	$15,402	$0	$0
BlackRock Multi-Asset Income Portfolio	$68,700	$68,701	$0	$0	$18,100	$17,500	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dynamic High Income Portfolio	$16,000	$17,402
BlackRock Multi-Asset Income Portfolio	$18,100	$17,500

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting. .

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: October 4, 2018